                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                              KRAMONT REALTY TRUST
                (Name of Registrant as Specified in its Charter)

        -----------------------------------------------------------------
        (Name of Person Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

(1) Title of each class of securities to which the transaction applies: (i) common shares of beneficial interest, par value $0.01 per share ("common shares"), of Kramont Realty Trust ("Kramont"), (ii) 9.75% Series B-1 cumulative convertible preferred shares, par value $0.01 per share, of Kramont ("Series B-1 preferred shares") and (iii) 8.25% Series E cumulative redeemable preferred shares, par value $0.01 per share, of Kramont ("Series E preferred shares").*

(2) Aggregate number of securities to which transaction applies: (i) 24,443,680 common shares, (ii) 1,176,040 Series B-1 preferred shares,
      (iii) 2,800,000 Series E preferred shares and (iv) "in-the-money" options to purchase 273,845 common shares.*

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): (i) $23.50 for each common share, (ii) $25.00 (plus $.1287 in estimated accrued and unpaid distributions) for each Series B-1 preferred share, (iii) $25.00 (plus $.1088 in estimated accrued and unpaid distributions) for each Series E preferred share and (iv) the excess, if any, of $23.50 per share, over the exercise price per share of each option, for each such share subject to an "in-the-money" option.*

(4)   Proposed maximum aggregate value of the transaction:

      24,443,680 common shares x $23.50 per share = $574,426,480;

      1,176,040 Series B-1 preferred shares x $25.00 (plus $.1287 in estimated and unpaid distributions) per share = $29,552,299;

      2,800,000 Series E preferred shares x $25.00 (plus $.1088 in estimated and unpaid distributions) per share = $70,304,777;

      273,845 shares subject to an "in-the-money" option x $23.50 less exercise price = $2,447,514;

      Total proposed maximum aggregate value of the transaction: $676,731,070*

(5)   Total fee paid:  $79,652.

[X]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                    Kramont

                              Kramont Realty Trust
                      580 West Germantown Pike, Suite 200
                           Plymouth Meeting, PA 19462
                            Telephone: 610-825-7100
                            Facsimile: 610-834-8110
                                                                   March 4, 2005

Dear Shareholder:

     You are cordially invited to attend a special meeting of shareholders of Kramont Realty Trust (or Kramont), to be held at 10:00 a.m., local time, on April 14, 2005, at The Rittenhouse Hotel, 210 West Rittenhouse Square, Philadelphia, PA 19103. You may vote your shares at the special meeting only if you are present in person or represented by proxy.

     At the special meeting, the holders of our common shares of beneficial interest, par value $0.01 per share (referred to as common shares), and of our 9.75% Series B-1 cumulative convertible preferred shares of beneficial interest, par value $0.01 per share (referred to as Series B-1 preferred shares), voting together as a single class, will be asked to consider and vote upon a proposal to approve the merger of Kramont with and into CWAR OP Merger Sub III Trust (or CWAR 3), a wholly owned indirect subsidiary of Centro Watt America III, L.P. (or Centro Watt), with CWAR 3 continuing as the surviving company, pursuant to an amended and restated merger agreement, dated as of January 27, 2005, by and among Kramont, Centro Watt and certain of their affiliates. If the proposal is approved, then, at the effective time of the merger,

     - each outstanding common share will be converted into the right to receive $23.50, subject to adjustment as described in this proxy statement, in cash, without interest,

     - each outstanding Series B-1 preferred share will be converted into one 9.75% Series B-1 cumulative convertible preferred share of beneficial interest, par value $0.01 per share (referred to as a New Series B-1 preferred share), of CWAR 3 (which will represent solely the right to receive the liquidation preference of $25.00 per share (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation), in cash, without interest upon the liquidation of CWAR 3 immediately following the merger, as discussed below); and

     - each outstanding 8.25% Series E cumulative redeemable preferred share of beneficial interest, par value $0.01 per share, will be converted into the right to receive $25.00 (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the merger) in cash, without interest.

     Prior to the merger with CWAR 3, the board of trustees of CWAR 3 and CWAR OP Merger Sub, LLC (or CWAR), as the sole shareholder of CWAR 3, will each have approved and adopted a plan of liquidation for CWAR 3, with the liquidation of CWAR 3 to be effective immediately following the effective time of the merger of Kramont into CWAR 3. When CWAR 3 liquidates immediately following the effective time of the merger, it will distribute all of its assets to its shareholders. Holders of New Series B-1 preferred shares of CWAR 3 (that will be received in exchange for Series B-1 preferred shares of Kramont not converted into common shares of Kramont prior to the merger) will receive a liquidation preference of $25.00 per share (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation) in cash, without interest.

     IF THE MERGER WITH CWAR 3 IS APPROVED AND COMPLETED, HOLDERS OF SERIES B-1 PREFERRED SHARES WILL RECEIVE MORE CASH FOR THEIR SHARES IF THEY CONVERT THEIR SERIES B-1 PREFERRED SHARES INTO COMMON SHARES PRIOR TO THE MERGER THAN IF THEY CONTINUE TO HOLD SERIES B-1 PREFERRED SHARES AT THE EFFECTIVE TIME OF THE MERGER AND THEREAFTER RECEIVE THE LIQUIDATION PREFERENCE UPON THE LIQUIDATION OF CWAR
3. HOLDERS OF SERIES B-1 PREFERRED SHARES OF KRAMONT WHO CONVERT SUCH PREFERRED SHARES INTO

COMMON SHARES PRIOR TO THE EFFECTIVE TIME OF THE MERGER WILL BE ENTITLED TO RECEIVE ACCRUED AND UNPAID DISTRIBUTIONS (WHETHER OR NOT DECLARED) ON THEIR SERIES B-1 PREFERRED SHARES FROM JANUARY 20, 2005 ONLY THROUGH THE TIME OF THE CONVERSION. WE DO NOT ANTICIPATE AT THIS TIME THE PAYMENT OF ANY ADDITIONAL DISTRIBUTIONS ON THE COMMON SHARES.

     A copy of the merger agreement is attached as Appendix A to this proxy statement and we urge you to read the merger agreement in its entirety.

     This proxy statement provides you with detailed information regarding the merger and related transactions, including CWAR 3's plan of liquidation. We urge you to read it carefully.

     YOUR BOARD OF TRUSTEES HAS UNANIMOUSLY APPROVED THE MERGER AND RECOMMENDS THAT HOLDERS OF COMMON SHARES AND SERIES B-1 PREFERRED SHARES VOTE TO ADOPT THE MERGER AGREEMENT AND APPROVE THE MERGER.

     You are also being asked to grant to the proxy holders the authority to vote in their discretion on a motion to adjourn or postpone the meeting. We may determine to adjourn or postpone the special meeting, for example, to solicit additional proxies in the event that there are not sufficient votes at the time of the special meeting to approve and adopt the merger agreement.

     In considering the recommendation of the board of trustees, you should be aware that some of our trustees and executive officers have interests in the merger different from or in addition to yours. See "The Merger and Related Transactions -- Interests of Trustees and Executive Officers of Kramont in the Merger."

     Your vote is important. Whether or not you plan to attend the special meeting in person, please complete, date and sign the accompanying proxy card and return it in the enclosed envelope as soon as possible. Returning your proxy card will not prevent you from attending the special meeting and voting in person should you choose to do so.

                                          Very truly yours,

                                          [/s/ Louis P. Meshon Sr.]
                                          Louis P. Meshon, Sr.
                                          President and Chief Executive Officer

     This proxy statement is dated March 4, 2005 and is first being mailed to shareholders on or about March 4, 2005.

     THE MERGER HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE MERGER NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                             QUESTIONS AND ANSWERS
                    ABOUT THE MERGER AND PLAN OF LIQUIDATION

Q: WHAT IS THE DATE, TIME, PLACE AND PURPOSE OF THE SPECIAL MEETING?

A: The special meeting of shareholders of Kramont will be held on April 14, 2005, at 10:00 a.m., local time, at The Rittenhouse Hotel, 210 West Rittenhouse Square, Philadelphia, PA 19103. At the special meeting, the holders of our common shares of beneficial interest, par value $0.01 per share ("common shares"), and of our 9.75% Series B-1 cumulative convertible preferred shares of beneficial interest, par value $0.01 per share ("Series B-1 preferred shares"), will consider and vote upon a proposal to approve the merger pursuant to the merger agreement.

Q: WHAT WILL HAPPEN IN THE MERGER?

A: In the merger, Kramont will be merged with and into CWAR OP Merger Sub III
   Trust ("CWAR 3"), a wholly owned indirect subsidiary of Centro Watt America III, L.P. ("Centro Watt"), with CWAR 3 being the surviving entity.

Q: WHAT WILL A COMMON SHAREHOLDER RECEIVE IN THE MERGER?

A: The holders of our common shares will receive for each common share held by them at the effective time of the merger $23.50 in cash, without interest, subject to adjustment for certain distributions as described below. Common shares held by any of our subsidiaries, the purchaser parties or any of their subsidiaries will be cancelled without consideration in the merger.

Q: WHAT WILL A SERIES B-1 PREFERRED SHAREHOLDER RECEIVE IN THE MERGER?

A: The holders of our Series B-1 preferred shares, whose preferred shares are not converted into our common shares prior to the merger, will receive for each Series B-1 preferred share held by them at the effective time of the merger one 9.75% Series B-1 cumulative convertible preferred share of beneficial interest, par value $0.01 per share ("New Series B-1 preferred share"), of CWAR 3 (which will represent solely the right to receive a liquidation preference of $25.00 per share (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation), in cash, without interest upon the liquidation of CWAR 3 immediately following the merger, as discussed below). Series B-1 preferred shares held by any of our subsidiaries, the purchaser parties or any of their subsidiaries will be cancelled without consideration in the merger. IF THE MERGER IS APPROVED AND COMPLETED, HOLDERS OF SERIES B-1 PREFERRED SHARES WILL RECEIVE MORE CASH FOR THEIR SHARES IF THEY CONVERT THEIR SERIES B-1 PREFERRED SHARES INTO COMMON SHARES PRIOR TO THE EFFECTIVE TIME OF THE MERGER THAN IF THEY CONTINUE TO HOLD SERIES B-1 PREFERRED SHARES AT THE EFFECTIVE TIME OF THE MERGER AND THEREAFTER RECEIVE THE LIQUIDATION PREFERENCE UPON THE LIQUIDATION OF CWAR 3. HOLDERS OF SERIES B-1 PREFERRED SHARES OF KRAMONT WHO CONVERT SUCH PREFERRED SHARES INTO COMMON SHARES PRIOR TO THE EFFECTIVE TIME OF THE MERGER WILL BE ENTITLED TO RECEIVE ACCRUED AND UNPAID DISTRIBUTIONS (WHETHER OR NOT DECLARED) ON THEIR SERIES B-1 PREFERRED SHARES FROM JANUARY 20, 2005 ONLY THROUGH THE TIME OF THE CONVERSION. WE DO NOT ANTICIPATE AT THIS TIME THE PAYMENT OF ANY ADDITIONAL DISTRIBUTIONS ON THE COMMON SHARES.

Q: WHAT WILL A SERIES E SHAREHOLDER RECEIVE IN THE MERGER?

A: The holders of our 8.25% Series E cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share ("Series E preferred shares"), will receive for each Series E preferred share held by them at the effective time of the merger $25.00 (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the merger) in cash, without interest. Series E preferred shares held by any of our subsidiaries, the purchaser parties or any of their subsidiaries will be cancelled without consideration in the merger.

Q: WHAT WILL AN OPTION HOLDER RECEIVE IN THE MERGER?

A. The holders of options to purchase common shares will receive for each option held by them at the effective time of the merger the excess, if any, of $23.50 per share, in cash, without interest, subject to adjustment for certain distributions as described below, over the exercise price per share of each option, multiplied by the number of common shares subject to an option.

Q: WHAT ARE THE OPERATING PARTNERSHIP MERGERS AND WHAT WILL HAPPEN IN
   THESE MERGERS?

A: The merger of Kramont into CWAR 3 is one of a series of related transactions pursuant to which Kramont and its subsidiaries, including its subsidiary operating partnerships, will each become a wholly owned indirect subsidiary of Centro Watt. Immediately before the effective time of the merger between Kramont and CWAR 3, CWAR OP Merger Sub, LLC ("CWAR") and CWAR OP Merger Sub II, LLC ("CWAR 2") will separately merge into our two operating partnerships, Kramont Operating Partnership, L.P. ("Kramont OP") and Montgomery CV Realty L.P. ("Montgomery OP"), with Kramont OP and Montgomery OP being the surviving partnerships. CWAR and CWAR 2 are each a wholly owned indirect subsidiary of Centro Watt. Each of Kramont OP and Montgomery OP will become a wholly owned indirect subsidiary of Centro Watt at the effective time of such mergers.

Q: WHAT WILL EQUITY HOLDERS OF KRAMONT OP AND MONTGOMERY OP RECEIVE IN
   THE MERGER?

A: Holders of Kramont OP common units (including us) and Montgomery OP units
   (excluding us and our subsidiaries) will receive for each unit held by them at the effective time of the related operating partnership mergers $23.50 in cash, without interest, subject to adjustment for certain distributions as described below. Kramont, as the only holder of Kramont OP Class B-1 preferred units and Class E preferred units, will receive for each Class B-1 preferred unit and Class E preferred unit, respectively, held by it at the effective time of the related operating partnership mergers $25.00 (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the related operating partnership mergers), in cash, without interest. Montgomery OP units held by us, the purchaser parties or any of our or their subsidiaries (other than the general partner of Montgomery OP) will be cancelled without consideration in the Montgomery OP merger.

Q: WHAT IS THE PLAN OF LIQUIDATION OF CWAR 3?

A: Prior to the merger of Kramont into CWAR 3, the board of trustees of CWAR 3 and CWAR, as the sole shareholder of CWAR 3, will each have approved and adopted a plan of liquidation for CWAR 3, with the liquidation of CWAR 3 to be effective immediately following the effective time of the merger of Kramont into CWAR 3.

Q: WHAT IS THE LIQUIDATION PREFERENCE?

A: As a result of the adoption of CWAR 3's plan of liquidation, immediately following the effective time of the merger of Kramont into CWAR 3, CWAR 3 will liquidate and distribute all of its assets to its shareholders, which will consist solely of cash as a result of the Kramont OP merger described earlier. Holders of New Series B-1 preferred shares of CWAR 3 (that will be received in exchange for Series B-1 preferred shares of Kramont not converted into common shares of Kramont prior to the merger) will receive a liquidation preference of $25.00 per share (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation), in cash, without interest.

Q: MAY I CONVERT MY SERIES B-1 PREFERRED SHARES INTO COMMON SHARES?

A: Yes, holders of Series B-1 preferred shares currently are entitled to convert their Series B-1 preferred shares into common shares at the conversion rate and in accordance with the terms and procedures set forth in Kramont's Amended and Restated Declaration of Trust, as supplemented. At the close of business on March 2, 2005 (referred to in this proxy statement as the record date), each Series B-1 preferred share was convertible into 1.4114 common shares. IF THE MERGER IS APPROVED AND COMPLETED, HOLDERS OF SERIES B-1 PREFERRED SHARES WILL RECEIVE MORE CASH FOR THEIR SHARES IF THEY CONVERT THEIR SERIES B-1 PREFERRED SHARES INTO COMMON SHARES PRIOR TO THE EFFECTIVE TIME OF THE MERGER THAN IF THEY CONTINUE TO HOLD SERIES B-1 PREFERRED SHARES AT THE EFFECTIVE TIME OF THE MERGER AND THEREAFTER RECEIVE THE LIQUIDATION PREFERENCE UPON THE LIQUIDATION OF CWAR 3. HOLDERS OF SERIES B-1 PREFERRED SHARES OF KRAMONT WHO CONVERT SUCH PREFERRED SHARES INTO COMMON SHARES PRIOR TO THE EFFEC-

   TIVE TIME OF THE MERGER WILL BE ENTITLED TO RECEIVE ACCRUED AND UNPAID DISTRIBUTIONS (WHETHER OR NOT DECLARED), ON THEIR SERIES B-1 PREFERRED SHARES FROM JANUARY 20, 2005 ONLY THROUGH THE TIME OF THE CONVERSION. WE DO NOT ANTICIPATE AT THIS TIME THE PAYMENT OF ANY ADDITIONAL DISTRIBUTIONS ON THE COMMON SHARES.

   For example, as a holder of Series B-1 preferred shares, if you were to convert your Series B-1 preferred shares into common shares of Kramont prior to the merger at the conversion ratio described above, then you would receive $33.17 per share, on an as-converted basis, in merger consideration. On the other hand, if you were to exchange your Series B-1 preferred shares for New Series B-1 preferred shares of CWAR 3, you would only be entitled to receive the liquidation preference of $25.00 per share (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation), in cash, without interest upon the liquidation of CWAR 3, which will happen immediately following the effective time of the merger.

Q: HOW DO I CONVERT MY SERIES B-1 PREFERRED SHARES INTO COMMON SHARES?

A: If a holder of Series B-1 preferred shares elects to convert such shares into common shares prior to the effective time of the merger, such holder must deliver the certificates evidencing the Series B-1 preferred shares to the principal office of the transfer agent for the common shares, with the form of notice of election to convert prescribed by us fully completed and duly executed, accompanied by instruments of transfer in a form reasonably required by us. If your shares are held in "street name" by your broker, bank or other nominee, you must instruct your broker, bank or other nominee to convert your Series B-1 preferred shares into common shares. The certificates and duly executed notice of election must be actually received in the principal office of the transfer agent prior to the effective time of the merger in order for the conversion to be effected. Certificates evidencing Series B-1 preferred shares and duly executed notices of election that are not received prior to the effective time of the merger in the principal office of the transfer agent will not be converted into common shares. The method of delivery is at the option and risk of the holder of Series B-1 preferred shares. In all cases, sufficient time should be allowed to ensure a timely delivery.

Q: WHAT IS CWAR 3?

A: CWAR 3 is a newly formed Maryland real estate investment trust that was organized solely to engage in the merger with Kramont. It is wholly owned by CWAR, a Delaware limited liability company, which is an indirect wholly owned subsidiary of Centro Watt.

Q: WHAT IS CENTRO WATT?

A: Centro Watt is a newly formed Delaware limited partnership that was organized solely to acquire us. Centro Watt is owned 50% by a subsidiary of Centro Properties Group (comprised of Centro Property Trust ("Centro Trust") and Centro Properties Limited ("Centro Properties")), an Australian listed retail property organization specializing in the ownership, management and development of retail properties throughout Australia and New Zealand and in the United States, and 50% by a subsidiary of Watt Family Properties, Inc., a California corporation, which does business under the name Watt Commercial Properties. Each share of Centro Properties is stapled to a unit of Centro Trust and this stapled security is traded on the Australian Stock Exchange under the symbol "CNP." Headquartered in Santa Monica, Watt Commercial Properties is an owner, developer and manager of commercial real estate. Watt Commercial Properties' core services include: property management, leasing, asset management, acquisition, development and reporting for all types of commercial real estate. Pursuant to the merger agreement and upon the terms and subject to the conditions set forth in the merger agreement, Centro Properties and the trustee of the Centro Trust in its capacity as trustee have agreed, among other things, to unconditionally and irrevocably guarantee the due and punctual payment in full of the obligations of the purchaser parties (consisting of Centro Watt and its subsidiaries, including CWAR, CWAR 2 and CWAR 3) under the merger agreement.

Q: HOW DID YOU DETERMINE THE MERGER CONSIDERATION TO BE PAID TO HOLDERS
   OF KRAMONT'S SECURITIES?

A: The merger consideration was determined as a result of arm's length negotiations between the management of Centro Watt, on the one hand, and the management of Kramont and its board of trustees, on the other hand.

Q: WHY ARE WE PROPOSING THE MERGER?

A: We believe that the merger is advisable, fair to and in the best interests of Kramont and its shareholders and that the merger consideration represents a favorable premium to our common shareholders.

Q: WHEN WILL THE MERGER AND THE LIQUIDATION OF CWAR 3 OCCUR?

A: We plan to complete the merger and related operating partnership mergers as soon as practicable after the special meeting, assuming the conditions to the merger and related operating partnership mergers as set forth in the merger agreement are met. Immediately following the effective time of the merger of Kramont into CWAR 3, CWAR 3 will liquidate and distribute all of its assets to its shareholders, which will consist solely of cash as a result of the Kramont OP merger described earlier, resulting in holders of New Series B-1 preferred shares receiving the liquidation preference of $25.00 per share (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation), in cash, without interest.

Q: WHAT HAPPENS IF I TRANSFER MY SHARES AFTER THE RECORD DATE?

A: The record date for the special meeting is earlier than the expected date of the merger. Therefore, transferors of common shares and/or Series B-1 preferred shares after the record date but prior to the special meeting will retain their right to vote at the special meeting, but the right to receive the merger consideration per share will transfer with the shares.

Q: WHAT WILL HAPPEN TO THE DISTRIBUTIONS ON THE COMMON SHARES?

A: On December 7, 2004, we declared a regular fourth quarter cash distribution of $0.325 per common share that was paid on January 21, 2005 to shareholders of record on January 3, 2005. Under the merger agreement, except for this regular fourth quarter distribution that has already been made, we may make distributions on the common shares only in the minimum amount necessary to avoid jeopardizing our status as a real estate investment trust under federal tax laws and to eliminate any federal tax liability. In the event we declare and pay any distribution on the common shares (other than the regular fourth quarter distribution that has already been made) prior to the effective time of the merger, then the $23.50 cash consideration per common share (and the $23.50 cash consideration per Kramont OP common unit and Montgomery OP unit) payable in the mergers (and the related operating partnership mergers) will be reduced by the per share (or per unit) amount of the additional distribution.

Q: WHAT WILL HAPPEN TO THE DISTRIBUTIONS ON THE SERIES B-1 PREFERRED
   SHARES?

A: In the merger, the Series B-1 preferred shares will be converted into New
   Series B-1 preferred shares of CWAR 3 (which will represent solely the right to receive a liquidation preference of $25.00 per share (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation), in cash, without interest upon the liquidation of CWAR 3 immediately following the merger, as discussed elsewhere in this proxy statement). In the liquidation of CWAR 3 immediately following the merger, holders of New Series B-1 preferred shares of CWAR 3 will receive the liquidation preference as described above.

Q: WHAT WILL HAPPEN TO THE DISTRIBUTIONS ON THE SERIES E PREFERRED SHARES?

A. The holders of Series E preferred shares will be entitled to receive $25.00 per share, plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), on such shares as of the effective time of the merger, in cash, without interest.

Q: WILL MY SHARES BE TRADED AFTER THE MERGER?

A: Upon consummation of the merger, the common shares, the Series B-1 preferred shares and the Series E preferred shares will cease to be traded on the New York Stock Exchange. The New Series B-1 preferred shares of CWAR 3 to be issued in the merger to the holders of Series B-1 preferred shares of Kramont will not be traded on the New York Stock Exchange and will represent solely a nontransferable right to receive the liquidation preference described above upon the liquidation of CWAR 3 (which will occur immediately following the effective time of the merger), in cash, without any attributes of a security. At the effective time of the merger (after giving effect to the conversion of Series B-1 preferred shares into New Series B-1 preferred shares of CWAR 3), the share transfer books of CWAR 3 will be closed and ownership interests in CWAR 3 will not be transferable, other than by will, laws of intestacy or other operation of law. In addition, certificates evidencing New Series B-1 preferred shares of CWAR 3, if issued, will bear legends clearly setting forth restrictions on the transferability of New Series B-1 preferred shares of CWAR 3.

   In the event the merger is not consummated for any reason, the common shares, the Series B-1 preferred shares and the Series E preferred shares will continue to be listed on the NYSE under the trading symbols "KRT," "KRTPR" and "KRTPRE," respectively.

Q: WHAT IS THE RECORD DATE FOR SHAREHOLDERS ENTITLED TO VOTE ON THE
   MERGER?

A: The record date for holders of our common shares and our Series B-1 preferred shares entitled to vote on the merger is the close of business on March 2, 2005.

Q: HOW DO I VOTE ON THE MERGER?

A: If you are a holder of common shares or Series B-1 preferred shares, please just indicate on your proxy card how you want to vote, and sign and mail it in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting. If you sign and send in your proxy and do not indicate how you want to vote, your proxy will be counted as a vote in favor of the merger. If you do not send in your proxy or you abstain, it will have the effect of a vote against the merger.

   The special meeting will take place on April 14, 2005. You may attend the special meeting and vote your common shares or Series B-1 preferred shares in person rather than by signing and mailing your proxy card. In addition, you may revoke your proxy up to and including the date of the special meeting by following the directions on page 13 of this proxy statement and either change your vote or attend the special meeting and vote in person. Although holders of Series E preferred shares are entitled to notice of the special meeting and invited to attend, these holders do not have a right to vote on the merger.

   THE KRAMONT BOARD UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON SHARES AND SERIES B-1 PREFERRED SHARES VOTE IN FAVOR OF ADOPTING THE MERGER AGREEMENT AND APPROVING THE MERGER. You should be aware, however, that some of our trustees and executive officers have interests in the merger different from or in addition to yours.

Q: IF MY COMMON SHARES OR MY SERIES B-1 PREFERRED SHARES ARE HELD IN
   "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your common shares and your Series B-1 preferred shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares, following the directions provided by your broker. Without your instructions, your broker cannot vote your shares. Any failure to instruct your broker, bank or other nominee on how to vote will have the effect of a vote against the merger.

Q: SHOULD I SEND IN ANY SHARE CERTIFICATES NOW?

A: Not at this time. If the merger agreement is adopted and the merger is approved by the holders of common shares and Series B-1 preferred shares at the special meeting and thereafter consummated pursuant to the merger agreement, you will receive written instructions informing you how to send in your share certificates in order to receive the merger consideration (and, for holders of New Series B-1 preferred shares, your liquidation preference). You will receive your merger consideration (and, for holders of New Series B-1 preferred shares, your liquidation preference) as soon as practicable after receipt by us or our agent of your Kramont share certificates, together with the completed documents requested in the instructions. Share certificates that immediately prior to the effective time of the merger evidenced

   Series B-1 preferred shares will automatically, and without the necessity of presenting the certificate for exchange, evidence an equal number of New Series B-1 preferred shares of CWAR 3. PLEASE DO NOT SEND ANY SHARE CERTIFICATES WITH YOUR PROXY CARD.

Q: WHAT IS THE TAX TREATMENT OF THE MERGER CONSIDERATION?

A: The receipt of cash consideration in the merger will result in the recognition of gain or loss to Kramont's shareholders. Shareholders who recognize gain will generally be required to pay federal income tax on such gain. In addition, any cash amounts received by a shareholder as a distribution with respect to accrued and unpaid dividends relating to the period preceding the date of the merger will be treated as a dividend. Kramont has not determined whether any portion of such dividends will be designated as capital gain dividends. To the extent such dividends are not designated as capital gain dividends, they will not be eligible for the reduced federal income tax rate ordinarily applicable to dividends paid by corporations. See "Federal Income Tax Consequences to Kramont Shareholders."

Q: IF I CONVERT MY SERIES B-1 SHARES INTO COMMON SHARES, DO I HAVE TO PAY
   TAXES ON THE CONVERSION OF SERIES B-1 PREFERRED SHARES INTO COMMON SHARES?

A: No. The conversion of Series B-1 preferred shares into common shares should not be a taxable event. However, any cash amounts received by such a shareholder as a distribution with respect to accrued and unpaid distributions on the Series B-1 preferred shares relating to the period preceding the date of the conversion will be treated as a dividend. Kramont has not determined whether any portion of such distributions will be designated as capital gain dividends. To the extent such distributions are not designated as capital gain dividends, they will not be eligible for the reduced federal income tax rate ordinarily applicable to dividends paid by corporations.

Q: IF I CONVERT MY SERIES B-1 SHARES INTO COMMON SHARES, WHAT WILL BE MY
   NEW TAX BASIS IN THE COMMON SHARES I RECEIVE IN THE CONVERSION?

A: The aggregate basis of the common shares received by you upon conversion of your Series B-1 preferred shares should be equal to your basis in the converted Series B-1 preferred shares.

Q: IF I DO NOT CONVERT MY SERIES B-1 PREFERRED SHARES INTO COMMON SHARES,
   DO I HAVE TO PAY TAXES ON THE RECEIPT OF NEW SERIES B-1 PREFERRED SHARES IN THE MERGER?

A: The receipt of New Series B-1 preferred shares of CWAR 3 in the merger by holders of Series B-1 preferred shares of Kramont will result in the recognition of gain or loss. Shareholders who recognize gain will generally be required to pay federal income tax on such gain. In addition, to the extent the New Series B-1 preferred shares received by a shareholder represent a right to receive accrued and unpaid dividends relating to the period preceding the date of the merger, such shareholder will be treated as having received a dividend. Kramont has not determined whether any portion of such dividends will be designated as capital gain dividends. To the extent such dividends are not designated as capital gain dividends, they will not be eligible for the reduced federal income tax rate ordinarily applicable to dividends paid by corporations. No additional gain or loss will be recognized by holders of New Series B-1 preferred shares of CWAR 3 with respect to the cash that will be received by such holders in the liquidation of CWAR 3. See "Federal Income Tax Consequences to Kramont Shareholders."

Q: WHO CAN HELP ANSWER MY QUESTIONS?

A: If you have additional questions about the merger or the liquidation, you should contact:

   Carl E. Kraus
   Chief Financial Officer
   Kramont Realty Trust
   580 West Germantown Pike
   Suite 200
   Plymouth Meeting, PA 19462
   Tel: (610) 825-7100

                               TABLE OF CONTENTS

SUMMARY.....................................................                1
  The Companies.............................................                1
  Overview of the Transaction...............................                2
  Treatment of Share Options and Restricted Shares..........                4
  The Special Meeting.......................................                5
  Recommendation of the Kramont Board.......................                5
  Financial Advisors to the Kramont Board...................                6
  Interests of Trustees and Executive Officers of Kramont in
     the Merger.............................................                6
  Conditions to the Merger..................................                7
  Prohibition of Certain Activities.........................                8
  Guarantee and Indemnity by Parent Parties.................                9
  Amendment and Termination.................................                9
  Accounting Treatment......................................               10
  Federal Income Tax Consequences of the Merger and the
     Liquidation............................................               10
  Regulatory Approvals......................................               10
  No Dissenters' Rights.....................................               10
  Comparative Rights........................................               10
FORWARD-LOOKING STATEMENTS..................................               11
INFORMATION CONCERNING THE SPECIAL MEETING..................               12
  Time, Place and Purpose...................................               12
  Record Date; Quorum; Required Vote........................               12
  Proxies...................................................               12
  Other Matters.............................................               13
  Dissenters' Rights........................................               13
  Adjournment of the Special Meeting........................               13
  Availability of Independent Accountants...................               13
THE MERGER AND RELATED TRANSACTIONS.........................               13
  The Merger................................................               13
  The Plan of Liquidation of CWAR 3; Liquidation
     Preference.............................................               15
  The Operating Partnership Mergers.........................               15
  Background of the Merger..................................               16
  Kramont's Reasons for the Merger; Recommendation of the
     Kramont Board..........................................               20
  Interests of Trustees and Executive Officers of Kramont in
     the Merger.............................................               21
  Opinion of Kramont's Financial Advisor....................               23
  Value of Kramont..........................................               25
  Conclusion................................................               28
  Accounting Treatment......................................               29
  Delisting and Deregistration of Kramont Shares............               29
  Comparative Rights........................................               29
  Regulatory Approvals......................................               29
  Financing.................................................               30

THE MERGER AGREEMENT AND TERMS OF THE MERGER................               31
  The Merger and the Operating Partnership Mergers..........               31
  The Effective Times of the Mergers........................               31
  Organizational Documents; Officers........................               31
  The Closing...............................................               32
  Conversion of Kramont Shares and Partnership Units........               32
  Adjustment of Price Per Common Share, Kramont OP Common
     Unit and Montgomery OP Unit for Certain
     Distributions..........................................               34
  Liquidation of CWAR 3; Liquidation Preference.............               35
  Surrender of Certificates.................................               35
  Representations and Warranties; Survival..................               36
  Employees, Employee Benefits and Stock Option Plans.......               37
  Kramont's Conduct of Business Pending the Mergers.........               38
  Financing Covenant........................................               39
  Non-Solicitation..........................................               40
  Conditions to the Merger..................................               41
  Termination...............................................               42
  Termination Fee...........................................               44
  Amendment, Modification and Waiver........................               45
  Guarantee and Indemnity by Parent Parties.................               45
FEDERAL INCOME TAX CONSEQUENCES TO KRAMONT SHAREHOLDERS.....               48
DISSENTERS' RIGHTS..........................................               49
BUSINESS OF KRAMONT.........................................               50
  Kramont...................................................               50
  Financial Information about Industry Segments.............               50
  Operating Practices.......................................               50
  Assets....................................................               50
  Properties................................................               50
  Mortgage Notes Receivable.................................               51
  Investments in Unconsolidated Affiliates..................               51
  Material Tenants..........................................               51
  Competition...............................................               52
  Employees.................................................               52
  Information about Kramont on the Internet.................               52
BUSINESS OF CENTRO WATT AND RELATED ENTITIES................               52
PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF MANAGEMENT....               53
SHAREHOLDERS PROPOSALS......................................               55
AVAILABLE INFORMATION.......................................               55

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this proxy statement. This summary is not intended to be complete and reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this proxy statement and the appendices attached to this proxy statement. You are encouraged to review carefully this proxy statement and the appendices attached to the proxy statement in their entirety.

THE COMPANIES (SEE PAGES 50 TO 53)

  KRAMONT REALTY TRUST

     We are Kramont Realty Trust, a self-administered, self-managed equity real estate investment trust organized under the laws of the State of Maryland.

     We are engaged in the ownership, acquisition, development, redevelopment, management and leasing of community and neighborhood shopping centers. All of our assets are held by two operating partnerships, Kramont Operating Partnership, L.P. (or Kramont OP) and Montgomery CV Realty L.P. (or Montgomery
OP) which we sometimes collectively refer to as the "operating partnerships," under an UPREIT structure. UPREIT stands for "Umbrella Partnership Real Estate Investment Trust." An UPREIT is a real estate investment trust that conducts its operations through an umbrella limited partnership.

     We currently own and operate 83 shopping centers and two office buildings and manage three shopping centers for third parties and four shopping centers in connection with joint ventures. These properties are located in 16 states, aggregating approximately 12.5 million square feet. Nearly 80 percent of our centers are grocery, drug or value retail anchored.

     We employ approximately 152 full- and part-time employees, including management, accounting, legal, acquisitions, property management, maintenance and administrative personnel.

     Our principal executive offices are located at Plymouth Plaza, 580 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462, and our telephone number is (610) 825-7100.

  CENTRO WATT AMERICA III, L.P. AND RELATED ENTITIES

     Centro Watt is a newly formed Delaware limited partnership that was organized solely to acquire us. Centro Watt is owned 50% by a subsidiary of Centro Properties Group (comprised of Centro Property Trust (or Centro Trust) and Centro Properties Limited (or Centro Properties)), an Australian listed retail property organization specializing in the ownership, management and development of retail properties throughout Australia and New Zealand and in the United States, and 50% by a subsidiary of Watt Family Properties, Inc., a California corporation, which does business under the name Watt Commercial Properties.

     CWAR OP Merger Sub III Trust (or CWAR 3) is a newly formed Maryland real estate investment trust that was also organized solely to acquire us and is a wholly owned subsidiary of CWAR OP Merger Sub, LLC, (or CWAR), a Delaware limited liability company, which in turn is a wholly owned indirect subsidiary of Centro Watt.

     Centro Properties holds ownership interests in 110 shopping centers across main population areas in all states of Australia and New Zealand. Centro Properties also owns and manages, in conjunction with its joint venture partner, Watt Commercial Properties, 17 retail properties in the United States. Each share of Centro Properties is stapled to a unit of Centro Trust and this stapled security is traded on the Australian Stock Exchange under the symbol "CNP."

     Headquartered in Santa Monica, Watt Commercial Properties is an owner, developer and manager of commercial real estate. Watt Commercial Properties' core services include: property management, leasing, asset management, acquisition, development and reporting for all types of commercial real estate.

     Neither Centro Watt nor CWAR 3 has conducted any business or operations as of the date of this proxy statement or expects to conduct any business or operations prior to the closing of the merger. None of Centro Trust, Centro Properties or Centro Watt is an affiliate of Kramont.

     Centro Watt's and CWAR 3's principal executive offices are located at 2716 Ocean Park Boulevard, Suite 3000, Santa Monica, California 90405.

OVERVIEW OF THE TRANSACTION

  APPROVAL OF THE MERGER PURSUANT TO THE AMENDED AND RESTATED MERGER AGREEMENT

     The merger of Kramont into CWAR 3 is one of a series of related transactions provided for in the amended and restated merger agreement entered into by and among Kramont, Centro Watt and certain of their affiliates on January 27, 2005, which we refer to in this proxy statement as the merger agreement. Upon completion of these related transactions, Kramont and its subsidiaries, including its subsidiary operating partnerships, will each become a wholly owned indirect subsidiary of Centro Watt. Immediately before the effective time of the merger between Kramont and CWAR 3, two newly formed Delaware limited liability companies, CWAR and CWAR OP Merger Sub II, LLC (or CWAR 2), will separately merge into our two operating partnerships, Kramont OP and Montgomery OP, with Kramont OP and Montgomery OP being the surviving partnerships. CWAR and CWAR 2 are each a wholly owned indirect subsidiary of Centro Watt. Immediately following the operating partnership mergers, Kramont will then merge with and into CWAR 3, with CWAR 3 being the surviving entity. These operating partnership mergers and the merger of Kramont into CWAR 3 are each conditioned upon, among other things, the (i) approval of the merger by the holders of common shares of beneficial interest, par value $0.01 per share, (referred to as common shares) and 9.75% Series B-1 cumulative convertible preferred shares of beneficial interest, par value $0.01 per share (referred to as Series B-1 preferred shares) eligible to vote at the special meeting (in person or by proxy), and voting together as a single class, casting at least a majority of the votes entitled to be cast and (ii) approval by the requisite vote of the limited partners of Kramont OP to amend its partnership agreement to permit the withdrawal of the current general partner of Kramont OP and the admission of a new general partner in connection with the Kramont OP merger.

     The merger of Kramont into CWAR 3 is the only part of the series of transactions being voted upon by holders of common shares and Series B-1 preferred shares. The holders of our common shares and 8.25% Series E cumulative redeemable preferred shares of beneficial interest, par value $0.01 per shares (referred to as Series E preferred shares) will receive cash in the merger. The holders of our Series B-1 preferred shares whose preferred shares are not converted into our common shares prior to the merger will receive in the merger for each Series B-1 preferred share held by them at the effective time of the merger one 9.75% Series B-1 cumulative convertible preferred share of beneficial interest, par value $0.01 per share (referred to as a New Series B-1 preferred share) of CWAR 3 (which will represent solely the right to receive a liquidation preference of $25.00 per share (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation), in cash, without interest upon the liquidation of CWAR 3 immediately following the merger, as discussed below). Immediately following the effective time of the merger, CWAR 3 will liquidate and distribute all of its assets, which will consist solely of cash as a result of the Kramont OP merger described earlier, pursuant to its plan of liquidation and in accordance with Maryland law. (See "-- Plan of Liquidation of CWAR 3.")

     Holders of Series B-1 preferred shares currently are entitled to convert their Series B-1 preferred shares into common shares at the conversion rate and in accordance with the terms and procedures set forth in Kramont's Amended and Restated Declaration of Trust, as supplemented. The holders of common shares issued on the conversion of the Series B-1 preferred shares will be entitled to receive in the merger for each such common share the per share consideration payable on the common shares as described elsewhere in this proxy statement. At the close of business on March 2, 2005 (referred to in this proxy statement as the record date), each Series B-1 preferred share was convertible into 1.4114 common shares. Based on the merger consideration of $23.50 per common share (assuming no adjustment) and a Series B-1 preferred share conversion rate of 1.4114, holders of Series B-1 preferred shares would be entitled to receive $33.17 in cash per Series B-1 preferred share so converted, which is more than what they will receive if they continue to hold Series B-1 preferred shares at the effective time of the merger and thereafter receive the liquidation preference upon the liquidation of CWAR 3. Holders of Series B-1 preferred shares of Kramont who convert such preferred shares into common shares prior to the effective time of the merger will be entitled to receive accrued and unpaid distributions (whether or not declared) on their Series B-1 preferred shares from January 20, 2005 only through the time of the conversion. We do not anticipate at this time the payment of any additional distributions on the common shares.

     The total value of the consideration payable to the holders of common shares (including restricted common shares that will fully vest at the effective time of the merger), Series B-1 preferred shares (assuming that all holders of Series B-1 preferred shares convert their shares into common shares prior to the effective time of the merger), Series E preferred shares and options to purchase common shares (including options that will fully vest at the effective time of the merger), in the merger and the securityholders of Kramont OP (including us and our subsidiaries) and Montgomery OP (excluding us and our subsidiaries) in the related operating partnership mergers is approximately $725 million in cash. The consideration payable to the securityholders of Kramont, Kramont OP and Montgomery OP is to be allocated to our shareholders and to the partners of these partnerships as shown in the following table. In addition, at the effective time of the merger, CWAR 3 will succeed to approximately $557 million of debt and other liabilities of Kramont (after giving effect to the merger) which will thereafter be assigned by CWAR 3 to CWAR upon the effectiveness of the liquidation of CWAR 3). (See "-- Plan of Liquidation.") Common shares, Series B-1 preferred shares, Series E preferred shares and Montgomery OP units held by us, the purchaser parties (consisting of Centro Watt and its subsidiaries, including CWAR, CWAR 2 and CWAR 3) or our or their subsidiaries (other than the general partner of Montgomery OP) will be cancelled without consideration in the merger and the Montgomery OP merger.

CLASS OF SECURITY                                             MERGER CONSIDERATION
-----------------                                             --------------------
Common shares.............................  $23.50 per share in cash, without interest, subject to adjustment for certain distributions as described below.
Series B-1 preferred shares...............  One New Series B-1 preferred share of CWAR 3, which will represent solely the right to receive a liquidation
                                            preference of $25.00 per share (plus all accrued and
                                            unpaid distributions from January 20, 2005 (whether or
                                            not declared) as of the effective time of the
                                            liquidation), in cash, without interest, upon
                                            liquidation of CWAR 3 immediately following the merger.
                                            As described above and elsewhere in this proxy
                                            statement, holders of Series B-1 preferred shares will
                                            receive more cash for their shares if they convert their
                                            shares into common shares prior to the effective time of
                                            the merger than if they continue to hold Series B-1
                                            preferred shares at the effective time of the merger and
                                            thereafter receive the liquidation preference upon the
                                            liquidation of CWAR 3. Holders of Series B-1 preferred
                                            shares of Kramont who convert such preferred shares into
                                            common shares prior to the effective time of the merger
                                            will be entitled to receive accrued and unpaid
                                            distributions (whether or not declared) on their Series
                                            B-1 preferred shares from January 20, 2005 only through
                                            the time of the conversion. We do not anticipate at this
                                            time the payment of any additional distributions on the
                                            common shares.
Series E preferred shares.................  $25.00 per share in cash, without interest, plus accrued and unpaid distributions from January 20, 2005 (whether
                                            or not declared).
Options to purchase common shares.........  The excess, if any, of $23.50 per share, in cash, without interest, subject to adjustment for certain
                                            distributions as described below, over the exercise
                                            price per share of each option, multiplied by the number
                                            of common shares subject to an option.

CLASS OF SECURITY                                             MERGER CONSIDERATION
-----------------                                             --------------------
Kramont OP common units...................  $23.50 per unit in cash, without interest, subject to adjustment for certain distributions as described below.
Kramont OP Class B-1 preferred units......  $25.00, plus all accrued and unpaid distributions from
                                            January 20, 2005 (whether or not declared).
Kramont OP Class E preferred units........  $25.00, plus all accrued and unpaid distributions from
                                            January 20, 2005 (whether or not declared).
Montgomery OP units.......................  $23.50 per unit in cash, without interest, subject to adjustment for certain distributions as described below.

     As contemplated by the merger agreement, we have paid the regular fourth quarter cash distributions of $0.325 per common share and per Kramont OP common unit, and $0.29 per Montgomery OP unit that Kramont, Kramont OP and Montgomery OP, respectively, declared on December 7, 2004, on January 21, 2005 on the common shares and on January 20, 2005 on the Kramont OP common units and Montgomery OP units, to shareholders and unitholders of record on January 3, 2005. Under the merger agreement, we may also declare and pay distributions on the common shares (and Kramont OP and Montgomery OP may declare and pay the corresponding cash distributions on the Kramont OP common units and Montgomery OP units) but only in the minimum amount necessary to avoid jeopardizing our status as a real estate investment trust under federal tax laws and to eliminate any federal tax liability. In the event Kramont, Kramont OP or Montgomery OP declares and pays any distribution on the common shares, the Kramont OP common units or the Montgomery OP units (other than the regular fourth quarter distributions that have already been made as described above) prior to the effective time of the merger and the related operating partnership mergers, then the per share or per unit consideration, as the case may be, to be received by the holders of such securities in the merger or the related operating partnership mergers will be reduced by the per share or per unit amount of such additional distributions on the respective securities.

  PLAN OF LIQUIDATION OF CWAR 3

     Prior to the effective time of the merger, the board of trustees of CWAR 3 and CWAR, as the sole shareholder of CWAR 3, will each approve and adopt a plan providing for the liquidation, termination and winding up of its affairs in accordance with Maryland law immediately following the effective time of the merger of Kramont into CWAR 3. At the effective time of the merger of Kramont into CWAR 3 (and after giving effect to the conversion of Series B-1 preferred shares into New Series B-1 preferred shares of CWAR 3), the share transfer books of CWAR 3 will be closed and ownership interests in CWAR 3 will not be transferable except by will, laws of intestacy or other operation of law. At the time of its liquidation, as a result of the Kramont OP merger described in "The Merger and Related Transactions -- The Operating Partnership Mergers" below, CWAR 3's assets will consist solely of cash.

     Upon the liquidation of CWAR 3, holders of New Series B-1 preferred shares of CWAR 3 (that will be received in exchange for Series B-1 preferred shares of Kramont not converted into common shares of Kramont prior to the merger) will receive a liquidation preference of $25.00 per share (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation) in cash, without interest. As provided in CWAR 3's plan of liquidation, the right to receive the liquidation preference described above is nontransferable, except by will, laws of intestacy or other operation of law.

     Prior to the liquidation of CWAR 3, CWAR and CWAR 3 will enter into an assignment and assumption agreement providing for the assignment of all of the remaining assets of CWAR 3 to, and assumption of all of the liabilities of CWAR 3 by, CWAR, upon the effectiveness of CWAR 3's liquidation.

TREATMENT OF SHARE OPTIONS AND RESTRICTED SHARES (SEE PAGE 22)

     When the merger occurs, (i) each outstanding option to purchase our common shares (whether or not then vested or exercisable) will be cancelled in exchange for cash equal to the excess, if any, of the $23.50 cash merger consideration per common share, subject to adjustment for certain distributions as described elsewhere in this proxy statement, over the exercise price per share of that option, multiplied by the number of common shares subject to that option, and (ii) each restricted common share (whether or not then vested) will fully vest and will be converted into the right to receive the $23.50 cash merger consideration per common share, subject to adjustment for certain distributions as described elsewhere in this proxy statement.

THE SPECIAL MEETING (SEE PAGE 12)

  TIME AND PLACE

     The special meeting will be held at 10:00 a.m., local time, on April 14, 2005, at The Rittenhouse Hotel, 210 West Rittenhouse Square, Philadelphia, PA 19103.

  PURPOSE

     At the special meeting, holders of our common shares and Series B-1 preferred shares, voting together as a single class, will be asked to consider and vote upon the adoption of the merger agreement and the approval of the merger and to transact such other business as may properly come before the special meeting or any adjournment or postponement thereof (including any adjournment or postponement of the meeting).

  RECORD DATE; QUORUM; REQUIRED VOTE

     The record date for the special meeting is the close of business on March 2, 2005. Only holders of record of common shares and Series B-1 preferred shares at the close of business on the record date are entitled to notice of, and to vote at, the special meeting. As of the close of business on the record date, there were outstanding 24,443,723 common shares, held by 1,234 holders of record, and outstanding 1,176,009 Series B-1 preferred shares, held by 647 holders of record. Each common share entitles the holder thereof to one vote on each matter to be acted upon or which may come before the special meeting. Each Series B-1 preferred share entitles the holder thereof to such number of votes as is equal to the number of common shares into which such Series B-1 preferred share is convertible on the record date on each matter to be acted upon or which may come before the special meeting. On the close of business on the record date, each Series B-1 preferred share was convertible into 1.4114 common shares. The presence at the special meeting, either in person or by proxy, of holders of common shares and Series B-1 preferred shares entitled to cast a majority of the votes entitled to be cast at the special meeting will constitute a quorum at the special meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the special meeting. Abstentions from voting will have the same effect as votes cast against the merger. In accordance with the rules of the New York Stock Exchange, brokers and nominees will be precluded from exercising their voting discretion with respect to the merger and thus, in the absence of specific instructions from the beneficial owner of shares, will not be empowered to vote such shares on the merger. Under Kramont's Amended and Restated Declaration of Trust, as supplemented, the adoption of the merger agreement and the approval of the merger requires the affirmative vote (in person or by proxy) of the holders of common shares and Series B-1 preferred shares, voting together as a single class, casting at least a majority of the votes entitled to be cast.

     As of the close of business on the record date, our trustees and executive officers beneficially owned approximately 1,167,788 common shares and no Series B-1 preferred shares, representing approximately 4.5% of the voting power of the shares entitled to vote on the merger at the special meeting.

RECOMMENDATION OF THE KRAMONT BOARD (SEE PAGE 20)

     The Kramont board has unanimously approved the merger agreement and the merger and unanimously recommends that the holders of our common shares and Series B-1 preferred shares vote FOR approval of the merger and adoption of the merger agreement. For a discussion of the factors considered by the Kramont board in making such determination, see "The Merger and Related
Transactions -- Kramont's Reasons for the Merger; Recommendation of the Kramont Board."

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

FINANCIAL ADVISORS TO THE KRAMONT BOARD (SEE PAGE 23)

     The Kramont board engaged the firm of Cohen & Steers Capital Advisors to provide financial advisory services to Kramont. The Kramont board also engaged the investment banking firm of Legg Mason Wood Walker, Incorporated (or Legg Mason), to render an opinion with respect to the fairness, from a financial point of view, of the aggregate consideration to be received by the holders of common shares in the merger, and by the holders of Kramont OP common units and Montgomery OP units in the related operating partnership mergers. Legg Mason has delivered to the Kramont board its opinion, dated as of December 18, 2004, relating to the original merger agreement that the aggregate consideration to be received by the holders (other than Kramont and its affiliates) of common shares, Kramont OP common units and Montgomery OP units in the merger and related operating partnership mergers is fair, from a financial point of view, to such holders. Legg Mason has advised the Kramont board in a subsequent letter dated January 24, 2005 that, subject to the conditions and assumptions referred to in the letter, the Kramont board may continue to rely on its opinion as of the date of such letter. OUR SHAREHOLDERS ARE URGED TO READ THE LEGG MASON OPINION AND SUBSEQUENT LETTER, ATTACHED HERETO IN THEIR ENTIRETY AS APPENDICES B-1 AND B-2, RESPECTIVELY, FOR THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, OTHER MATTERS CONSIDERED AND THE LIMITS OF THE REVIEW BY LEGG MASON. See "The Merger and Related Transactions -- Opinion of Kramont's Financial Advisor."

INTERESTS OF TRUSTEES AND EXECUTIVE OFFICERS OF KRAMONT IN THE MERGER (SEE PAGE
21)

     Some of our trustees and executive officers have interests in the merger that are different from or in addition to your interests as a holder of our common shares or Series B-1 preferred shares as described below.

  CONSIDERATION TO BE RECEIVED IN THE MERGERS

     - Our ten executive officers and trustees will receive a total of approximately $26.7 million in cash, or approximately 4.7% of the aggregate common share merger consideration, in exchange for their common shares. In addition, these officers and trustees will receive an aggregate cash payment of approximately $2.2 million for restricted common shares and options to acquire common shares that they hold, based on a price of $23.50, subject to adjustment for certain distributions as described elsewhere in this proxy statement, per restricted common share and the excess, if any, of $23.50, subject to adjustment for certain distributions as described elsewhere in this proxy statement, over the exercise price per share of the options.

     - Three of our executive officers and trustees currently beneficially own in the aggregate 772,361 Kramont OP common units and Montgomery OP units and will receive approximately $18.2 million in cash, or approximately 46.4% of the aggregate Kramont OP and Montgomery OP merger consideration payable to holders of such units other than Kramont and its subsidiaries, in exchange for their Kramont OP common units and Montgomery OP units.

  EMPLOYMENT ARRANGEMENTS

     At a meeting held June 10, 2004, the Kramont board initiated a process that, with the assistance of the Kramont board's compensation committee, resulted in amendments, effective July 1, 2004, to the employment agreements of Kramont's four executive officers (Louis P. Meshon, Sr., George S. Demuth, Carl
E. Kraus and Etta M. Strehle) and six other officers to increase their base salaries, extend their employment terms and provide for payments to any of the executive officers and the six other officers, among other things, if, following a "change of control" (as defined in the amendments) of Kramont, the executive
(i) is terminated by Kramont or its successor without "cause" (as defined in the amendments), (ii) Kramont or its successor fails to renew the executive's employment agreement without cause or (iii) the executive terminates employment with Kramont or its successor for "good reason" (as defined in the amendments) within one year after the change of control. In such event, (A) the executive would be paid a lump sum equal to the sum of (1) the product of one or two, as specified in the executive's amendment (referred to in this proxy statement as the "multiple"), times the sum of the executive's annual base salary plus, in the case of Messrs. Meshon, Demuth and Kraus, the executive's average annual bonus paid during the three years prior to the change of control plus (2) all accrued and unpaid bonus and other awards and unreimbursed expenses and (B) all unvested share options and other awards held by the executive would become fully vested. The proposed merger will constitute a "change of control" for purposes of these employment agreements.

     The Kramont board also authorized employment agreements, effective various dates, with three other officers providing for similar treatment following a change of control. At a meeting held December 18, 2004, the board of trustees authorized changes to the previously approved amendment to Mr. Meshon's employment agreement to add to the definition of "good reason" the occurrence of any change of control and to increase the multiple applicable to him from two to three. Notwithstanding the increase in the multiple from two to three, the amendment to Mr. Meshon's employment agreement provides that in no event shall any payment be made to Mr. Meshon to the extent that such payment would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended. Therefore, in the event that this payment constitutes an "excess parachute payment," the payment will be reduced by the amount necessary such that the payment no longer constitutes an "excess parachute payment." Each executive has no obligation to mitigate these severance obligations and no amounts the executive earns following termination of employment with Kramont will reduce the amounts Kramont is obligated to pay the executive.

  INDEMNIFICATION

     After the merger, Centro Watt will maintain exculpation and continue indemnification arrangements for the current and former trustees, directors, officers, general partners, managing members, managers or fiduciaries of Kramont and its subsidiaries, in their capacities as such, and will maintain in effect for a period of six years from the effective time of the merger Kramont's current trustees', directors' and officers' liability insurance.

  EXCHANGE OF INTERESTS

     Under the merger agreement, prior to the effective time of the merger, in exchange for certain interests in (i) Drexel Realty, Inc., a subsidiary of Kramont, held by Louis P. Meshon, Sr., and his spouse, and (ii) CV Partner Holdings, L.P., a subsidiary of Kramont, held by Mr. Meshon, Mr. Meshon will receive certain rights held by Royce Realty, Inc., a wholly owned subsidiary of Drexel, to use of the assumed name (doing business as) "Montgomery Realty Company" in New Jersey and Pennsylvania, and Kramont will enter into an agreement of indemnity in favor of Mr. Meshon relating to certain mortgage and environmental guarantees of Mr. Meshon with respect to Mount Carmel Plaza Associates, L.P., a subsidiary of Kramont.

CONDITIONS TO THE MERGER (SEE PAGE 41)

     The respective obligations of the parties to effect the merger and the related operating partnership mergers are subject to the satisfaction or waiver of a number of conditions, including:

     - the (i) approval of the merger by the holders of common shares and Series B-1 preferred shares and (ii) requisite approval by limited partners of Kramont OP to amend its partnership agreement to permit the withdrawal of Kramont as the current general partner of Kramont OP and the admission of a new general partner of Kramont OP in connection with the Kramont OP merger;

     - the absence of any order or legal restraint of any court or governmental entity preventing consummation of any of the mergers (provided that each party will have used commercially reasonable efforts to prevent the entry of any such order and to appeal as promptly as possible any order that may be entered); and

     - the receipt of all necessary consents and approvals of any governmental entity required for the consummation of the transactions contemplated by the merger agreement (including in connection with antitrust, competition, trade or other regulatory matters).

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

The obligation of the purchaser parties (consisting of Centro Watt and its subsidiaries, including CWAR, CWAR 2 and CWAR 3) to effect the merger is further subject to the following conditions, among others:

     - the continued accuracy, subject to certain materiality standards, of the representations and warranties made by Kramont, Kramont OP and Montgomery OP in the merger agreement;

     - the compliance, subject to certain materiality standards, by Kramont, Kramont OP and Montgomery OP of their respective covenants contained in the merger agreement;

     - the absence of a material adverse effect on Kramont since January 27, 2005;

     - the receipt of all material consents from third parties required in connection with the merger agreement and the transactions contemplated thereby;

     - the delivery by our tax counsel of a legal opinion on specified tax matters;

     - the delivery by our New York counsel, Maryland counsel and Delaware counsel of legal opinions on specified matters; and

     - the delivery by Kramont and its subsidiaries of tenant estoppel certificates with respect to 75% of the tenants under a lease under which Kramont or any of its subsidiaries is a landlord with respect to more than 20,000 square feet of space.

A Kramont material adverse effect will not include any suit, claim, action, proceeding, litigation, arbitration or investigation pending or threatened against Kramont or either of the operating partnerships, arising out of or relating to the merger agreement.

     Kramont's obligation to effect the merger is further subject to the following conditions, among others:

     - the continued accuracy, subject to certain materiality standards, of the representations and warranties made by the purchaser parties and the parent parties (consisting of Centro Properties and CPT Manager Limited in its capacity as trustee of the Centro Trust) in the merger agreement;

     - the compliance, subject to certain materiality standards, by the purchaser parties and the parent parties of their respective covenants contained in the merger agreement;

     - the delivery by various counsel of the purchaser parties (including Australian counsel) of legal opinions on certain matters;

     - the approval of CWAR 3's plan of liquidation; and

     - the obligation of CWAR 3 to enter into an assignment and assumption agreement with CWAR, a form of which is attached as an exhibit to the merger agreement.

     Other than the condition requiring approval of holders of common shares and Series B-1 preferred shares, which is a legal requirement, each party to the merger may waive any condition that is intended for its benefit. If Centro Watt requests that we waive one of Kramont's conditions to closing and complete the merger, we will evaluate the facts and circumstances giving rise to the waiver at that time. If the waiver request is made before the shareholder meeting, and if we determine that these facts and circumstances are material to shareholders, we will disclose this information in a supplement to this proxy statement before the special meeting and will resolicit your proxy. EVEN IF THE HOLDERS OF OUR COMMON SHARES AND SERIES B-1 PREFERRED SHARES APPROVE THE MERGER, THERE CAN BE NO ASSURANCE THAT THE MERGER WILL BE CONSUMMATED.

PROHIBITION OF CERTAIN ACTIVITIES (SEE PAGE 38)

     The merger agreement provides that, prior to the effective time of the merger and the related operating partnership mergers, Kramont and its subsidiaries will conduct their respective business in the ordinary course as described in this proxy statement in "The Merger Agreement and Terms of the Merger -- Kramont's Conduct of Business Pending the Mergers." In addition, Kramont has agreed that it will not, directly or indirectly, solicit, initiate, encourage or take any other action to knowingly facilitate proposals with respect to certain transactions that essentially constitute:

     - a sale of more than 10% of the outstanding equity securities of Kramont or any of its subsidiaries (including by way of merger);

     - a refinancing or recapitalization of Kramont or any of its subsidiaries;

     - a liquidation of Kramont or any of its material subsidiaries;

     - the acquisition by Kramont or any of its subsidiaries of capital stock or assets of any third party in excess of $60 million; or

     - the sale or lease of 10% or more of the assets of Kramont and its subsidiaries, taken as a whole (other than in the ordinary course of business);

except that Kramont may facilitate such proposals under certain conditions set forth in the merger agreement. See "The Merger Agreement and Terms of the Merger -- Non-Solicitation."

GUARANTEE AND INDEMNITY BY PARENT PARTIES (SEE PAGE 45)

     The merger agreement provides that the parent parties (consisting of Centro Properties and CPT Manager Limited in its capacity as trustee of the Centro Trust), upon the terms and subject to the conditions set forth therein, jointly and severally, unconditionally and irrevocably guarantee prior to the effective time of the merger and the related operating partnership mergers, to each of Kramont, Kramont OP and Montgomery OP and, on and after the effective time of the merger, the related operating partnership mergers and the liquidation of CWAR 3, to the former holders of common shares, Series B-1 preferred shares (including the former holders of the New Series B-1 preferred shares of CWAR 3 that will be received in exchange for Series B-1 preferred shares of Kramont not converted into common shares of Kramont prior to the merger), Series E preferred shares, options to acquire common shares, Kramont OP common units, Kramont Class B-1 preferred units and Class E preferred units and Montgomery OP units and to each current and former trustee, director, officer, general partner, managing member, manager or fiduciary of Kramont or any Kramont subsidiary, in their capacities as such, the due and punctual payment in full of each obligation of the purchaser parties (consisting of CentroWatt and its subsidiaries, including CWAR, CWAR 2 and CWAR 3) under the merger agreement, the plan of liquidation and the assignment and assumption agreement, as each of them may from time to time be amended, supplemented or modified in accordance with its respective terms, and the transactions contemplated thereby. The guarantee constitutes a continuing guarantee of payment and not collection. Subject to the procedures set forth therein, the merger agreement also provides that the parent parties, jointly and severally, indemnify each of such beneficiaries as set forth above against any liability, cost or loss arising from (i) the failure by a purchaser party to comply with any of its obligations under the merger agreement or the failure by a parent party to comply with its guarantee and indemnity obligations under the merger agreement or the plan of liquidation or (ii) any obligation by a purchaser party or a parent party being found to be unenforceable for any reason.

AMENDMENT AND TERMINATION (SEE PAGES 42 TO 45)

     At any time before or after approval of the merger pursuant to the merger agreement by the holders of common shares and Series B-1 preferred shares, and prior to the effective time of the merger and the related operating partnership mergers, the merger agreement may be amended or supplemented in writing by the parties to the merger agreement with respect to any of the terms contained in the merger agreement, except that following approval by the holders of common shares and Series B-1 preferred shares, no amendment may be made which would decrease the consideration payable to the shareholders of Kramont or which materially adversely affects the rights of the shareholders of Kramont without the approval of such holders.

     The merger agreement provides that it may be terminated prior to the effective time of the merger and the related operating partnership mergers, whether before or after the approval by the holders of common shares and Series B-1 preferred shares, by the mutual written consent of Kramont and Centro Watt. The

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

merger agreement may also be terminated prior to the effective time of the merger and the related operating partnership mergers, whether before or after the approval by the holders of common shares and Series B-1 preferred shares, by either Kramont or Centro Watt upon the occurrence of certain events. In certain circumstances, termination of the merger agreement would give rise to the obligation of Kramont to pay to Centro Watt a termination fee of $24.0 million. See "The Merger Agreement and Terms of the Merger -- Termination" and
"-- Termination Fee."

ACCOUNTING TREATMENT (SEE PAGE 29)

     The merger (together with the related operating partnership mergers) will be treated as a purchase in accordance with FASB Statement 141, Business Combinations.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER AND THE LIQUIDATION (SEE PAGE 48)

     Kramont shareholders who receive cash or New Series B-1 preferred shares in the merger will be treated as having disposed of their Kramont shares and will recognize gain or loss on such disposition. Shareholders who recognize gain will generally be required to pay federal income tax on such gain. No additional gain or loss should be recognized by holders of New Series B-1 preferred shares in the liquidation of CWAR 3. The conversion of Series B-1 preferred shares into common shares before the merger should not be a taxable event and the aggregate basis of the common shares received in the conversion should be equal to the basis of the converted Series B-1 preferred shares. See "Federal Income Tax Consequences to Kramont Shareholders." YOU SHOULD CONSULT WITH YOUR OWN LEGAL AND TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF THE MERGER AND LIQUIDATION.

REGULATORY APPROVALS (SEE PAGE 29)

     Other than (i) approvals in connection with compliance with applicable blue sky laws or state securities laws, (ii) the acceptance for record of the articles of merger and the notice of termination of CWAR 3 by the State Department of Assessments and Taxation of Maryland and the filing of the certificates of merger with the Secretary of State of the State of Delaware,
(iii) the filing of the amended and restated certificate of limited partnership of Kramont OP with the Secretary of State of the State of Delaware and (iv) the filing of such reports under Section 13(a) of the Securities Exchange Act of 1934, as amended (or the Exchange Act) as may be required in connection with the merger agreement and related transactions, the management of Kramont does not believe that any filing with or approval of any governmental authority is necessary in connection with the consummation of the merger, the related operating partnership mergers or the liquidation of CWAR 3.

NO DISSENTERS' RIGHTS (SEE PAGE 49)

     Because our common shares, Series B-1 preferred shares and Series E preferred shares are listed on the New York Stock Exchange, holders of these shares will not have any dissenters' or objectors' rights to appraisal under Maryland law.

COMPARATIVE RIGHTS (SEE PAGE 29)

     The Series B-1 preferred shares of Kramont and the New Series B-1 preferred shares of CWAR 3 bear equivalent rights. Prior to the effective time of the merger, CWAR 3 will approve and adopt a plan providing for the liquidation, termination and winding up of its affairs in accordance with Maryland law immediately following the effective time of the merger of Kramont into CWAR 3. At the time of its liquidation, as a result of the Kramont OP merger described in "The Merger and Related Transactions -- The Operating Partnership Mergers" below, CWAR 3's assets will consist solely of cash. Upon the liquidation of CWAR 3, holders of New Series B-1 preferred shares of CWAR 3 (that will be received in exchange for Series B-1 preferred shares of Kramont not converted into common shares of Kramont prior to the merger) will receive a liquidation preference of $25.00 per share (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation), in cash, without interest. Immediately

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

following the effectiveness of the liquidation, all such shares will be cancelled automatically and will cease to exist, and the holders thereof will cease to have any rights with respect to such shares, other than the right to receive the liquidation preference.

                           FORWARD-LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements in certain circumstances. Certain statements in the "Letter to Shareholders" and the "Summary," under the captions "Kramont's Reasons for the Merger: Recommendation of the Kramont Board," "The Merger and Related Transactions" and "Business of Kramont," and elsewhere in this proxy statement and the documents incorporated by reference herein contain or may contain information that is forward-looking, including, without limitation statements regarding the effect of the merger and the related operating partnership mergers.

                   INFORMATION CONCERNING THE SPECIAL MEETING

TIME, PLACE AND PURPOSE

  THE SPECIAL MEETING

     This proxy statement is being furnished to all holders of common shares and Series B-1 preferred shares as of the close of business on the record date in connection with the solicitation of proxies by the Kramont board from holders of our common shares and Series B-1 preferred shares for use at the special meeting to be held on April 14, 2005 at 10:00 a.m., local time, at The Rittenhouse Hotel, 210 West Rittenhouse Square, Philadelphia, PA 19103, and at any adjournments or postponements thereof. At the special meeting, the holders of our common shares and our Series B-1 preferred shares, voting together as a single class, will be asked to consider and vote upon the adoption of the merger agreement and the approval of the merger, and to transact any and all other business that may properly come before the special meeting or any adjournment or postponement thereof (including any such adjournment or postponement). Although holders of Series E preferred shares as of the close of business on the record date are entitled to notice of the special meeting and are invited to attend the special meeting, these holders do not have a right to vote on the merger.

RECORD DATE; QUORUM; REQUIRED VOTE

     The Kramont board has selected March 2, 2005 as the record date for the special meeting. Only holders of record of common shares and Series B-1 preferred shares at the close of business on the record date are entitled to notice of, and to vote at, the special meeting.

     On the record date, 24,443,723 common shares and 1,176,009 Series B-1 preferred shares were issued and outstanding and were held by approximately 1,881 holders of record. Each common share entitles the holder thereof to one vote on each matter to be acted upon or which may come before the special meeting. Each Series B-1 preferred share entitles the holder thereof to such number of votes as is equal to the number of common shares into which such Series B-1 preferred share is convertible on the record date on each matter to be acted upon or which may come before the special meeting. On the close of business on the record date, each Series B-1 preferred share was convertible into 1.4114 common shares.

     The presence at the special meeting, either in person or by proxy, of holders of common shares and Series B-1 preferred shares entitled to cast a majority of the votes entitled to be cast at the special meeting will constitute a quorum at the special meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the special meeting. Abstentions from voting will have the same effect as votes cast against the merger. In accordance with the rules of the NYSE, brokers and nominees will be precluded from exercising their voting discretion with respect to the merger and, thus, in the absence of specific instructions from the beneficial owner of shares, will not be empowered to vote such shares on the merger. Under Kramont's Amended and Restated Declaration of Trust, as supplemented, the adoption of the merger agreement and the approval of the merger requires the affirmative vote (in person or by proxy) of the holders of common shares and Series B-1 Shares, voting together as a single class, casting at least a majority of the votes entitled to be cast.

     As of the close of business on the record date, our trustees and executive officers of Kramont beneficially owned approximately 1,167,788 common shares and no Series B-1 preferred shares, representing approximately 4.5% of the voting power of the shares entitled to vote on the merger at the special meeting.

THE KRAMONT BOARD UNANIMOUSLY RECOMMENDS THAT HOLDERS OF COMMON SHARES AND SERIES B-1 PREFERRED SHARES VOTE TO ADOPT THE MERGER AGREEMENT AND APPROVE THE MERGER.

PROXIES

     This proxy statement is being furnished in connection with the solicitation of proxies by Kramont. All proxies in the enclosed form of proxy that are properly executed and returned to Kramont prior to commencement of voting at the special meeting will be voted at the special meeting or any adjournments or
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

postponements thereof in accordance with the instructions thereon. All executed but unmarked proxies will be voted FOR the approval of the merger and the adoption of the merger agreement. Any proxy may be revoked by any holder of common shares or Series B-1 preferred shares who attends the special meeting and gives notice of his or her intention to vote in person without compliance with any other formalities. In addition, any holder of common shares or Series B-1 preferred shares may revoke a proxy at any time before it is voted by executing and delivering a subsequent proxy or by delivering a written notice stating that the proxy is revoked to Mary Gannon, Secretary. At the special meeting, shareholder votes will be tabulated by persons appointed by the Kramont board to act as inspectors of election.

     The expense of printing this proxy statement and the proxies solicited hereby and all other expenses incurred in connection with the solicitation of proxies will be borne by Kramont. In addition to the use of the mails, proxies may be solicited by officers and trustees and regular employees of Kramont, without additional remuneration, by personal interviews, telephone, telegram or other means of communication. We may also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to beneficial owners of common shares or Series B-1 preferred shares and will provide reimbursement for the cost of forwarding the material in accordance with customary charges. Kramont has retained MacKenzie Partners, Inc., a proxy solicitation agent, at an estimated cost of $7,500, plus reimbursement of expenses, to assist in its solicitation of proxies from brokers, nominees, institutions and individuals.

OTHER MATTERS

     At the date of this proxy statement, the Kramont board does not know of any business to be presented at the special meeting other than as set forth in the notice accompanying this proxy statement. If any other matter should properly come before the special meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the discretion of the persons voting such proxies.

DISSENTERS' RIGHTS

     Because our common shares, Series B-1 preferred shares and Series E preferred shares are listed on the NYSE, holders of these shares will not have any dissenters' or objectors' rights to appraisal under Maryland law.

ADJOURNMENT OF THE SPECIAL MEETING

     If the special meeting is adjourned to another time and place, notice of the adjourned meeting will not be given if the time and place of the adjourned meeting are announced at the special meeting. If the adjournment is for more than 120 days, notice of the adjourned meeting will be given to each shareholder of record entitled to vote at the adjourned meeting.

AVAILABILITY OF INDEPENDENT ACCOUNTANTS

     Representatives of BDO Seidman LLP, independent accountants of Kramont, will be present at the special meeting, will have the opportunity to make a statement should they desire to do so and are expected to be available to respond to appropriate questions.

                      THE MERGER AND RELATED TRANSACTIONS

THE MERGER

     At the effective time of the merger, Kramont will be merged with and into CWAR 3, with CWAR 3 continuing as the surviving entity, to be governed by CWAR 3's declaration of trust and bylaws. As a result of the merger, our shareholders will receive the following consideration for their shares:

     - The holders of our common shares will receive $23.50 in cash, without interest, for each common share they hold as of the effective time of the merger, subject to reduction for the declaration and payment of distributions on the common shares at any time prior to the merger (other than the regular fourth quarter cash distribution of $0.325 per common share that was paid on January 21, 2005 to holders of record of common shares on January 3,
       2005).

     - The holders of our Series B-1 preferred shares that have not converted their Series B-1 preferred shares into our common shares prior to the effective time of the merger will receive, for each Series B-1 preferred share they hold, one New Series B-1 preferred share of CWAR 3, which will represent solely the right to receive a liquidation preference of $25.00 (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation), in cash, without interest upon the liquidation of CWAR 3 immediately following the merger, as discussed below.

     - The holders of our Series E preferred shares will receive $25.00 (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared)), in cash, without interest, for each Series E preferred share they hold as of the effective time of the merger.

     Holders of Series B-1 preferred shares currently are entitled to convert their Series B-1 preferred shares into common shares at the conversion rate and in accordance with the terms and procedures set forth in Kramont's Amended and Restated Declaration of Trust, as supplemented. The holders of common shares issued on the conversion of the Series B-1 preferred shares will be entitled to receive in the merger for each such common share the per share consideration payable on the common shares as described elsewhere in this proxy statement. At the close of business on the record date, each Series B-1 preferred share was convertible into 1.4114 common shares. BASED ON MERGER CONSIDERATION OF $23.50 PER COMMON SHARE (ASSUMING NO ADJUSTMENT) AND A SERIES B-1 PREFERRED SHARE CONVERSION RATE OF 1.4114, HOLDERS OF SERIES B-1 PREFERRED SHARES WOULD BE ENTITLED TO RECEIVE $33.17 IN CASH PER SERIES B-1 PREFERRED SHARE SO CONVERTED, WHICH IS MORE THAN WHAT THEY WILL RECEIVE IF THEY CONTINUE TO HOLD SERIES B-1 PREFERRED SHARES AT THE EFFECTIVE TIME OF THE MERGER AND THEREAFTER RECEIVE THE LIQUIDATION PREFERENCE UPON THE LIQUIDATION OF CWAR 3. HOLDERS OF SERIES B-1 PREFERRED SHARES OF KRAMONT WHO CONVERT SUCH PREFERRED SHARES INTO COMMON SHARES PRIOR TO THE EFFECTIVE TIME OF THE MERGER WILL BE ENTITLED TO RECEIVE ACCRUED AND UNPAID DISTRIBUTIONS (WHETHER OR NOT DECLARED) ON THEIR SERIES B-1 PREFERRED SHARES FROM JANUARY 20, 2005 ONLY THROUGH THE TIME OF THE CONVERSION. WE DO NOT ANTICIPATE AT THIS TIME THE PAYMENT OF ANY ADDITIONAL DISTRIBUTIONS ON THE COMMON SHARES. See "The Merger Agreement and Terms of the Merger -- Conversion of Kramont Shares and Partnership Units."

     Common shares, Series B-1 preferred shares and Series E preferred shares held by us, our subsidiaries, the purchaser parties or their subsidiaries will be cancelled without consideration in the merger.

     On the date of the closing of the merger, Kramont and CWAR 3 will file the articles of merger with the State Department of Assessments and Taxation of Maryland. The merger will be effective at the time the State Department of Assessments and Taxation of Maryland accepts the articles of merger for record or at such other subsequent date or time as Kramont and Centro Watt may agree and specify in the articles of merger. See "The Merger Agreement and Terms of the Merger -- The Effective Times of the Mergers" and "-- Conditions to the Merger."

     The merger is subject to a number of conditions, the satisfaction of which may be beyond our control. These include the following: (i) the holders of our common shares and our Series B-1 preferred shares must approve the merger pursuant to the merger agreement; (ii) the plan of liquidation for CWAR 3 must be approved and adopted; (iii) we must receive all required material consents from third parties as set forth in the merger agreement; (iv) CWAR and CWAR 3 must enter into an assignment and assumption agreement; and (v) there must be no judicial or legal order preventing the merger. If the merger is not completed, we will have incurred substantial expense for which we will receive no ultimate benefit. Additionally, if the merger agreement is terminated under certain circumstances, we will be required to pay Centro Watt a $24.0 million termination fee. The obligation to pay these amounts may adversely affect our ability to engage in another transaction if the merger is not completed and it will also adversely affect our financial condition.

THE PLAN OF LIQUIDATION OF CWAR 3; LIQUIDATION PREFERENCE

     Prior to the effective time of the merger, the board of trustees of CWAR 3 and CWAR, as the sole shareholder of CWAR 3, will each approve and adopt a plan providing for the liquidation, termination and winding up of its affairs in accordance with Maryland law immediately following the effective time of the merger of Kramont into CWAR 3. At the effective time of the merger (and after giving effect to the conversion of Series B-1 preferred shares into New Series B-1 preferred shares of CWAR 3), the share transfer books of CWAR 3 will be closed and ownership interests in CWAR 3 will not be transferable except by will, laws of intestacy or other operation of law. At the time of its liquidation, as a result of the Kramont OP merger described in "-- The Operating Partnership Mergers" below, CWAR 3's assets will consist solely of cash.

     Upon the liquidation of CWAR 3, holders of New Series B-1 preferred shares of CWAR 3 (that will be received in exchange for Series B-1 preferred shares of Kramont not converted into common shares of Kramont prior to the merger) will receive a liquidation preference of $25.00 per share (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation) in cash, without interest. As provided in CWAR 3's plan of liquidation, the right to receive the liquidation preference described above is nontransferable, except by will, laws of intestacy or other operation of law.

     Prior to the liquidation of CWAR 3, CWAR and CWAR 3 will enter into an assignment and assumption agreement providing for the assignment of all of the remaining assets of CWAR 3 to, and the assumption of all liabilities of CWAR 3 by, CWAR upon the effectiveness of CWAR 3's liquidation.

THE OPERATING PARTNERSHIP MERGERS

     Immediately before the effective time of the merger, two newly formed Delaware limited liability companies, CWAR and CWAR 2, will separately merge with and into each of Kramont's controlled operating partnership subsidiaries, Kramont OP and Montgomery OP, each a Delaware limited partnership. CWAR and CWAR 2 are each wholly owned indirect subsidiaries of Centro Watt. Each of Kramont OP and Montgomery OP will be a surviving entity in such mergers. As a result of the operating partnership mergers, the partners of Kramont OP and Montgomery OP will receive the following consideration for their units:

     - Holders of Kramont OP common units (including us) will receive $23.50 in cash, without interest, for each Kramont OP common unit they hold, subject to reduction for the declaration and payment of distributions on the Kramont OP common units at any time prior to the Kramont OP merger (other than the regular fourth quarter cash distribution of $0.325 per unit that was paid on January 20, 2005 to holders of record of Kramont OP common units on January 3, 2005).

     - Holders of Kramont OP Class B-1 preferred units and Class E preferred units will receive $25.00 (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), on such units as of the effective time of the related operating partnership mergers) in cash, without interest. As of the date of this proxy statement, all of the issued and outstanding Kramont OP Class B-1 preferred units and Class E preferred units are held by us.

     - Holders of Montgomery OP units (excluding us and our subsidiaries) will receive $23.50 in cash, without interest, for each Montgomery OP unit they hold, subject to reduction for the declaration and payment of distributions on the Montgomery OP units at any time prior to the Montgomery OP merger (other than the regular fourth quarter cash distribution of $0.29 per unit that was paid on January 20, 2005 to holders of record of Montgomery OP units on January 3, 2005).

     It is a condition to the closing of both of these operating partnership mergers that (i) the approval of the merger by the holders of our common shares and Series B-1 preferred shares and (ii) requisite approval by limited partners of Kramont OP to amend its partnership agreement (to permit the withdrawal of Kramont as the current general partner of Kramont OP and the admission of a new general partner of Kramont OP in connection with the Kramont OP merger) have been obtained. As a result, the operating partnership mergers will not occur unless the (i) holders of common shares and Series B-1 preferred shares, voting together as a single class, casting at least a majority of the votes entitled to be cast at the special meeting approve the merger pursuant to the merger agreement and (ii) partners (other than Kramont) of Kramont OP holding a majority of limited partner interests in Kramont OP approve and adopt an amendment to the partnership agreement of Kramont OP, permitting Kramont to withdraw as the current general partner and admitting a new general partner of Kramont OP in connection with the Kramont OP merger.

     If the operating partnership mergers are completed, the holders of Kramont OP common units (including us) and Montgomery OP units (excluding us and our subsidiaries) will receive $23.50 in cash, without interest, subject to the adjustment for certain distributions described elsewhere in this proxy statement for each unit that they own. In addition, the holders of Kramont OP Class B-1 preferred units and Class E preferred units will receive $25.00 in cash, without interest (plus all accrued and unpaid distributions (whether or not declared), from January 20, 2005 to the effective time of the operating partnership mergers).

     Upon completion of these operating partnership mergers, affiliates of Centro Properties, Centro Trust and Watt Commercial Properties will own, directly or indirectly, all of the partnership interests in Kramont OP and Montgomery OP.

BACKGROUND OF THE MERGER

     Issues relating to the long-term strategy of Kramont have been discussed regularly by senior management and the Kramont board. Since our formation, our fundamental business objective has been to maximize shareholder value. As a result, senior management and the Kramont board have remained receptive to opportunities to acquire other businesses or to be acquired by another entity.

     On May 25, 2004, John Wickser and Harold Hofer (representatives of Watt Commercial Properties) met with Louis P. Meshon, Sr., president and chief executive officer of Kramont, at the International Council of Shopping Centers Convention in Las Vegas, Nevada. Messrs. Wickser and Hofer indicated on behalf of Watt Commercial Properties and their joint venture partner, Centro Properties, that they had identified Kramont as an east coast real estate investment trust platform that they would like to pursue as a potential acquisition. Mr. Meshon did not indicate at that time that Kramont was for sale.

     On June 11, 2004, Mr. Meshon received a letter from Mr. Wickser, on behalf of Centro Watt, a joint venture between Centro Properties and Watt Commercial Properties, again indicating interest in Kramont as one of the few real estate investment trusts that Centro Watt was interested in acquiring out of the investment opportunities that it had reviewed.

     On August 4, 2004, Mr. Meshon received a letter from Mr. Wickser proposing an August 24, 2004 meeting with Mr. Meshon at Kramont's offices in Plymouth Meeting, Pennsylvania.

     On August 10, 2004, Mr. Meshon received an e-mail from Mr. Wickser requesting various information on Kramont properties in preparation for the August 24, 2004 meeting.

     On August 11, 2004, Mr. Meshon forwarded an e-mail to Mr. Wickser indicating the need for a confidentiality agreement to be entered into between Centro Watt and Kramont and requesting additional discussions on Kramont properties. On August 17, 2004, the meeting scheduled for August 24 in the Plymouth Meeting, Pennsylvania office was cancelled and rescheduled to September 13 and 14, 2004. On September 16, 2004, Kramont and Watt Commercial Properties executed a confidentiality agreement which was dated as of August 12, 2004.

     On September 13, 2004, Messrs. Meshon, Wickser, Hofer, Michael Baliva and James Maginn met for dinner in Gulph Mills, Pennsylvania. Earlier that day, Messrs. Wickser, Hofer, Baliva and Maginn, in their capacity as representatives of Centro Watt, made several site visits to various Kramont properties in the Philadelphia area. On September 14, 2004, Messrs. Meshon, Wickser, Hofer, Baliva and Maginn met for lunch in Plymouth Meeting, Pennsylvania, after having met at Kramont's corporate offices and conducted another site visit to one of Kramont's properties in the Philadelphia area earlier that morning.

     On September 21, 2004, Mr. Meshon received a letter from Centro Watt indicating further interest in pursuing a transaction.

     On September 29, 2004, the Kramont board held a telephonic meeting relating to the proposed transaction with Centro Watt. During the board meeting, the Kramont board requested that Mr. Meshon obtain from Centro Watt a value analysis with respect to certain properties that representatives of Centro Watt had visited. On September 30, 2004, Mr. Meshon telephoned Mr. Wickser to advise him that the Kramont board had requested the value analysis.

     On October 4, 2004, Mr. Meshon received an e-mail from Mr. Wickser indicating that Centro Watt would prepare a value analysis of the properties visited, as requested by the Kramont board, which would be based on the tours and information available on Kramont's website and other publicly available sources, as well as certain property-specific information. On October 8, 2004, Mr. Meshon received a letter from Centro Watt setting forth the value analysis. Mr. Meshon subsequently reported the results to the Kramont board at a telephonic board meeting held on October 8, 2004. At that meeting, the Kramont board appointed a special committee consisting of Irwin Levy, Alan Shulman and Bernard Korman (each of whom serves as a trustee on the full Kramont board and none of whom is a member of Kramont's management team). The special committee was formed specifically in connection with initial negotiations relating to the merger. Specifically, the Kramont board appointed the special committee to preliminarily investigate and recommend to the Kramont board whether or not any inquiries made of Kramont regarding a merger, acquisition or similar proposal were appropriate for the consideration of the full Kramont board. The special committee was expressly formed to serve solely in a preliminary manner.

     On November 8, 2004, Messrs. Andrew Scott (chief executive officer of Centro Properties) and Graham Terry (chief operating officer of Centro Properties) and other Centro Watt representatives, Messrs. Wickser, Maginn and Baliva met with the special committee of the Kramont board and Mr. Meshon at Irwin Levy's apartment in New York, New York, to discuss a potential transaction between Kramont and Centro Watt. At the end of the meeting, although the special committee advised Centro Watt that Kramont was not for sale, the special committee indicated that, to the extent Centro Watt was able to complete its due diligence and make a proposal to Kramont before the board meeting scheduled for December 7, 2004, the full Kramont board would review and consider such proposal at that time.

     On November 15, 2004, Mr. Meshon received a letter from Centro Watt outlining a schedule that would allow Centro Watt to make a proposal to Kramont by December 7, 2004. On November 16, 2004, Mr. Meshon provided various property data to Centro Watt.

     On November 18, 2004, while Mr. Meshon was in Los Angeles to attend a National Association of Real Estate Investment Trusts conference, Messrs. Meshon and Wickser met for lunch to discuss a proposed transaction. On November 22, 2004, Centro Watt forwarded a follow-up request for information to Carl Kraus, Kramont's chief financial officer.

     On December 3, 2004, Messrs. Meshon and Kraus met with Messrs. Maginn, Wickser, Baliva, John Hutchinson and Terry at the New York City offices of J.P. Morgan Securities Inc., financial advisor to Centro Properties in the merger, to provide information on the Kramont portfolio and discuss a proposed transaction.

     During the period from November 8 to December 5, 2004, the parties exchanged various e-mails requesting and supplying information.

     A further meeting to discuss a proposed transaction was held on December 6, 2004 in Philadelphia, between Kramont's Mr. Meshon, Centro Properties' Messrs. Scott and Hutchinson and Sandra Schilling, and Centro Watt's Messrs. Maginn, Wickser and Baliva. On that same day, on behalf of Centro Watt and its affiliates, Mr. Scott delivered an offer letter of mutual understanding and term sheet to Mr. Meshon in Philadelphia, Pennsylvania. Later that evening, the Kramont board held a meeting in Bryn Mawr, Pennsylvania, during which the terms of the Centro Watt proposal (which included a proposed common share merger consideration of $21.10 per share) were reviewed and rejected. On December 7, 2004, the Kramont Board held a meeting in Plymouth Meeting, Pennsylvania, during which the Kramont Board reviewed and discussed the need to retain an investment advisor to provide financial advisory services to Kramont and the possible future need to engage an advisor to evaluate the fairness of the proposed transaction. Later that day, Kramont's Mr. Meshon met further with Centro Properties' Messrs. Scott and Hutchinson and Ms. Schilling and Centro Watt's Messrs. Wickser and Baliva to discuss a proposed transaction.

     On December 8, 2004, Mr. Meshon and Mr. Kraus met again with Messrs. Scott and Hutchinson and Ms. Schilling of Centro Properties and Messrs. Wickser and Baliva of Centro Watt to negotiate the Centro Watt proposal. An agreement was reached between the parties at that time for Centro Watt to increase the proposed common share merger consideration from $21.10 per share to $23.50 per share. On December 9, 2004, the Kramont board met to review and consider the terms of the revised Centro Watt proposal. During the meeting, the terms of the revised Centro Watt proposal were reviewed and tentatively approved by the Kramont board. In addition, the Kramont board adopted and approved a resolution authorizing Mr. Meshon to execute an engagement letter with Cohen & Steers Capital Advisors to provide financial advisory services to Kramont.

     On December 10, 2004, Mr. Meshon spoke with Bradley Razook and William Daly of Cohen & Steers with respect to Cohen & Steers providing financial advisory services to Kramont. In addition, on that same day, counsel for Centro Watt sent a draft merger agreement to Kramont and its counsel for their review.

     On December 11, 2004, Mr. Meshon, Mr. Irwin Levy, chairman of the Kramont board, and Proskauer Rose LLP, Kramont's New York counsel, met with Messrs. Scott and Hutchinson and Ms. Schilling of Centro Properties and Skadden, Arps, Slate, Meagher & Flom LLP, counsel to Centro Properties and Centro Watt, at the New York City offices of Skadden, Arps, to finalize a mutual letter of understanding and term sheet.

     Later that day, the Kramont board held a telephonic meeting to approve the revised mutual letter of understanding and term sheet and authorized Mr. Meshon to execute it on behalf of Kramont. Kramont's New York, Maryland and Delaware counsel, as well as Kramont's financial advisor, Cohen & Steers, participated in the telephonic board meeting. The Kramont board requested that Cohen & Steers recommend an investment banking firm to deliver a fairness opinion to Kramont from among a group of various firms, which included Legg Mason. Cohen & Steers recommended that Kramont engage Legg Mason, since, in its opinion, Legg Mason would be in a position to deliver a fairness opinion in a timely manner and in an independent capacity. After deliberation, the Kramont board adopted and approved a resolution authorizing Mr. Meshon to execute the Legg Mason engagement letter.

     On December 13, 2004, Mr. Meshon executed the engagement letter of Cohen & Steers. On December 16, 2004, the Kramont board held a telephonic board meeting, in which Kramont's New York, Maryland and Delaware counsel, Legg Mason and Cohen & Steers participated, to review the status of the proposed merger currently in negotiations by respective counsel to Kramont and Centro Watt, and to be advised of their duties in connection with the proposal.

     On December 18, 2004, the Kramont board held a meeting at the New York City offices of Proskauer Rose LLP to consider the terms and provisions of the original merger agreement by and among Kramont, Centro Watt and certain subsidiaries of each of the parties. Kramont's New York, Maryland and Delaware counsel, Legg Mason and Cohen & Steers were present at that board meeting. Each of the advisors addressed the Kramont board at various times during the meeting. Legg Mason then delivered to the Kramont board its opinion that, from a financial point of view, the consideration to be received by the holders of common shares, Kramont OP common units and the Montgomery OP units (other than Kramont and its affiliates) in the merger and related operating partnership mergers (as applicable) was fair to such holders. The Kramont board reviewed and fully discussed the information presented to them. Specifically, the Kramont board considered the material terms and provisions of the original merger agreement and considered the advice of its legal and financial advisors present at that meeting. After discussion, the Kramont board unanimously determined that the terms of the original merger agreement and related transactions were advisable, fair to, and in the best interests of Kramont and its shareholders. Accordingly, the Kramont board unanimously approved and adopted the merger, the original merger agreement and all related transactions, and resolved to recommend that the holders of common shares and Series B-1 preferred shares vote to adopt the original merger agreement and approve the merger. In addition, the Kramont board approved the related operating partnership mergers and approved the amendments to certain employment agreements and certain original employment agreements as discussed elsewhere in this proxy statement. See "-- Interests of Trustees and Executive Officers of Kramont in the Merger -- Employment Agreements; Severance and Change of Control Payments." The Kramont board thereafter authorized Mr. Meshon to execute the original merger agreement on behalf of Kramont with such additional changes therein as he approved.

     On December 19, 2004, the original merger agreement was finalized and executed by the parties. Kramont distributed a press release to various wire services at 5:30 p.m., New York time.

     During the weeks immediately following the execution of the original merger agreement, the parties had various discussions with respect to their desire to amend and restate the original merger agreement in order to provide for, among other things, certain changes in the structure of the transactions contemplated by the original merger agreement in order to expedite the transactions and the payment of merger consideration to shareholders of Kramont and unitholders of Kramont OP and Montgomery OP. On January 4, 2005, Centro Watt's counsel, Skadden Arps, presented to Kramont's New York counsel a proposal describing the proposed restructure.

     On January 7, 2005, counsel to Centro Watt distributed a proposed draft of the amended and restated merger agreement. Over the course of the next two weeks, counsel to the parties exchanged various drafts of the proposed amended and restated merger agreement and participated in ongoing negotiations and discussions.

     On January 18, 2005, the Kramont board held a telephonic meeting to consider the terms and provisions of a draft amended and restated merger agreement. Kramont's New York counsel, Maryland counsel and Delaware counsel, Roberts & Holland LLP (special tax counsel to Kramont), Legg Mason and Cohen & Steers participated in that board meeting. Each of the advisors addressed the Kramont board at various times during the meeting and brought the Kramont board up to date with respect to developments and negotiations since the original merger agreement was signed. Legg Mason then advised the Kramont board that the Legg Mason opinion to the board dated December 18, 2004 remained valid as of its date. Legg Mason also advised the Kramont board that it expected to be able to deliver a written assurance to the Kramont board to that effect, in part because the consideration to be paid to the holders of common shares of Kramont (and the holders of Kramont OP common units and Montgomery units) had not changed in the proposed amended and restated merger agreement from the original merger agreement. The Kramont board requested further analysis be completed by its counsel and determined not to vote on the amended and restated agreement until after its review of such analysis.

     Between January 18 and January 23, 2005, counsel to the parties continued to exchange additional drafts of the proposed amended and restated merger agreement and schedules and exhibits to the agreement and participated in further negotiations and discussions.

     On January 24, 2005, the Kramont board held a telephonic meeting to consider the terms and provisions of a revised draft amended and restated merger agreement. Kramont's New York counsel, Maryland counsel and Delaware counsel, Legg Mason and Cohen & Steers participated in that board meeting. Each of the advisors again addressed the Kramont board at various times during the meeting and brought the Kramont board up to date with respect to developments and negotiations since the last board meeting on January 18, 2005. Legg Mason then advised the Kramont board that it had approved a form of letter to Kramont stating that its opinion remained effective as of its date. The Kramont board reviewed and fully discussed the information presented to it. Specifically, the Kramont board considered the material terms and provisions of the amended and restated merger agreement and considered the advice of its legal and financial advisors present at that meeting. After discussion, the Kramont board unanimously determined that the terms of the draft amended and restated merger agreement and related transactions were advisable, fair to and in the best interests of Kramont and its shareholders. Accordingly, the Kramont board unanimously approved and adopted the merger, the amended and restated merger agreement and all related transactions, and resolved to recommend that the holders of common shares and Series B-1 preferred shares vote to adopt the amended and restated merger agreement and approve the merger. The Kramont board thereafter authorized Mr. Meshon to execute the amended and restated merger agreement on behalf of Kramont with such additional changes therein as he approved.

     Between January 24, 2005 and January 27, 2005, Kramont's New York counsel worked with Centro Watt's counsel to finalize Kramont's remaining schedules to the amended and restated merger agreement.

     On January 27, 2005, the amended and restated merger agreement was finalized and executed by the parties.

KRAMONT'S REASONS FOR THE MERGER; RECOMMENDATION OF THE KRAMONT BOARD

     The Kramont board has unanimously approved the merger, the merger agreement and the transactions contemplated therein, and believes that they are advisable, fair to and in the best interests of Kramont and its shareholders. Accordingly, the Kramont board recommends that the holders of our common shares and our Series B-1 preferred shares vote FOR the approval of the merger and adoption of the merger agreement.

     In its deliberations with respect to the merger and the merger agreement, the Kramont board consulted with our management and our financial and legal advisors. In reaching its conclusion, the Kramont board considered a number of factors, including: (i) the financial condition, results of operations and business and prospects of Kramont, which formed the framework for its evaluation of the merger; (ii) the terms and conditions of the merger agreement and the related agreements, and the likelihood of the consummation of the merger; (iii) the Legg Mason fairness opinion, which stated that the consideration to be offered to the holders of common shares (and the holders of Kramont OP common units and Montgomery OP units) in the merger and the related operating partnership mergers is fair, from a financial point of view; (iv) the merger consideration and the other terms and conditions of the merger agreement were the result of arm's length negotiations between the management of Centro Watt, on the one hand, and the management of Kramont and its board of trustees, on the other hand; (v) the board's belief that, after extensive negotiations with Centro Watt and its representatives, Kramont had obtained the highest price per share that Centro Watt was willing to pay; and (vi) based on information publicly available, the financial condition, results of operations and business and prospects of the parent parties.

     In the course of its deliberations, the Kramont board also considered a number of negative factors related to the merger, including the following, which are not listed in any order of importance: (i) the interests that some of our trustees and executive officers have in the merger that are different from, or in addition to, interests of our shareholders generally; (ii) the fact that the receipt of cash in the merger will be a taxable transaction to our shareholders; and (iii) the fact that the merger agreement restricts management's ability to engage in an unsolicited alternative transaction in the form of a takeover proposal and would under certain circumstances require us to pay Centro Watt a termination fee of $24.0 million if we were to terminate the merger agreement in order to accept such an alternative transaction, although the Kramont board believed that the merger agreement provides us with sufficient ability to negotiate such a transaction and that the fee is not so great as to discourage third parties from proposing unsolicited alternative transactions that may be more beneficial to our shareholders.

     The foregoing discussion of the factors considered by the Kramont board is not intended to be exhaustive, but includes all material factors considered by the Kramont board. In light of the variety of factors considered in connection with its evaluation of the merger, the Kramont board did not find it practicable to and therefore did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, different members of the Kramont board may have given different weights to different factors.

     THE KRAMONT BOARD UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF COMMON SHARES AND SERIES B-1 PREFERRED SHARES VOTE TO ADOPT THE MERGER AGREEMENT AND APPROVE THE MERGER.

INTERESTS OF TRUSTEES AND EXECUTIVE OFFICERS OF KRAMONT IN THE MERGER

     In considering the recommendations of the Kramont board, you should be aware that some of our members of management and trustees have interests in the merger that are different from, or in addition to, your interest as a shareholder generally. This may present potential or actual conflicts of interests in connection with the merger.

     Total Consideration Payable to Trustees and Management. The total amounts of consideration that our trustees and management may receive in, or within one year after, the merger are listed in the table below and described in more detail in the remainder of this section. Receipt of the payments described below is contingent upon the completion of the merger.

                           POTENTIAL
                           PAYMENTS                    PAYMENTS FOR   PAYMENTS FOR
                             UNDER      PAYMENTS FOR    OPERATING        COMMON      PAYMENTS FOR
                          EMPLOYMENT       COMMON      PARTNERSHIP       SHARE        RESTRICTED     TOTAL CASH
NAME AND TITLE             CONTRACTS       SHARES         UNITS         OPTIONS         SHARES      CONSIDERATION
--------------            -----------   ------------   ------------   ------------   ------------   -------------
Louis P. Meshon, Sr. ...  $ 1,440,746*  $ 3,801,008    $15,821,493     $  671,126      $352,500      $22,086,873
George S. Demuth........      649,503       605,783             --         59,980       144,925        1,460,191
Carl E. Kraus...........      782,075       377,786             --        248,750       144,925        1,553,536
Etta M. Strehle.........      328,880       275,914             --         89,801        66,153          760,748
Laurence Gerber.........           --       258,500             --             --            --          258,500
Bernard J. Korman.......           --       443,821             --        151,955            --          595,776
E. Donald Shapiro.......           --       922,869             --             --            --          922,869
H. Irwin Levy...........           --    15,795,008      1,836,502         33,500            --       17,665,010
Alan L. Shulman.........           --     2,467,829             --         33,500            --        2,501,329
Milton S. Schneider.....           --     1,786,000        492,490        172,775            --        2,451,265
                          -----------   -----------    -----------     ----------      --------      -----------
                          $ 3,201,204   $26,734,518    $18,150,485     $1,461,387      $708,503      $50,256,097

---------------

* Represents the maximum amount payable to Mr. Meshon after reduction of any payment that would otherwise constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1984, as amended, pursuant to Mr. Meshon's employment agreement.

     Employment Agreements; Severance and Change of Control Payments. Pursuant to employment agreements in place with the officers listed above, each officer is entitled to receive a severance payment upon termination of employment under certain circumstances described below.

     At a meeting held June 10, 2004, the Kramont board initiated a process that, with the assistance of Kramont board's compensation committee, resulted in amendments, effective July 1, 2004, to the employment agreements of Kramont's four executive officers (Louis P. Meshon, Sr., George S. Demuth, Carl E. Kraus and Etta M. Strehle) and six other officers to, among other things, increase their base salaries, extend their employment terms and provide for payments to any of the executive officers and the six other officers if, following a "change of control" (as defined in the amendments) of Kramont, the executive (i) is terminated by Kramont or its successor without "cause" (as defined in the amendments), (ii) Kramont or its successor fails to renew the executive's employment agreement without cause or (iii) the executive terminates employment with Kramont or its successor for "good reason" (as defined in the amendments) within one year after the change of control. In such event, (A) the executive would be paid a lump sum equal to the sum of (1) the product of one or two (as specified in the executive's amendment) or the multiple, times the sum of the executive's annual base salary plus, in the case of Messrs. Meshon, Demuth and Kraus, the executive's average annual bonus paid during the three years prior to the change of control plus (2) all accrued and unpaid bonus and other awards and unreimbursed expenses, and (B) all unvested stock options and other awards held by the executive would become fully vested. The proposed merger will constitute a "change of control" for purposes of these employment agreements. The Kramont board also authorized employment agreements, effective various dates, with three other officers providing for similar treatment following a change of control.

     At a meeting held December 18, 2004, the board of trustees authorized changes to the previously approved amendment to Mr. Meshon's employment agreement to add to the definition of "good reason" the occurrence of any change of control and to increase the multiple applicable to him from two to three. Notwithstanding the increase in the multiple from two to three, the amendment to Mr. Meshon's employment agreement provides that in no event shall any payment be made to Mr. Meshon to the extent that such payment would constitute an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended. Therefore, in the event that this payment constitutes an "excess parachute payment," the payment will be reduced by the amount necessary such that the payment no longer constitutes an "excess parachute payment."

     Each executive has no obligation to mitigate these severance obligations and no amounts the executive earns following termination of employment with Kramont will reduce the amounts Kramont is obligated to pay the executive.

     Louis P. Meshon, Sr. and Carl E. Kraus are each expected to leave their current positions following the completion of the merger. The severance payments that will be paid to each of them upon their termination of employment under these employment agreements, as amended, excluding payments for share options and restricted shares, will be $1,440,746 and $782,075, respectively. Mr. Meshon will be entitled to receive a change in control payment as described above at the effective time of the merger, because Kramont's change in control is deemed to be "good reason" for him to terminate employment. Mr. Kraus also will be entitled to receive a change in control payment as described above since he will not be offered a position of employment by Centro Watt following the merger. Subsequent to the merger, Mr. Kraus is expected to be retained by Centro Watt as a consultant for six months on terms still to be negotiated.

     The severance payments which would be payable to each of George S. Demuth and Etta M. Strehle (if the applicable conditions were met) under these employment agreements, as amended, excluding payments for share options and restricted shares, would be $649,503 and $328,880, respectively. The aggregate severance payment to the nine other officers would be $1,942,100. As of the date of this proxy statement, one of the nine other officers has severed employment with us and is due to receive his severance payment prior to the effective time of the merger.

     Share Options and Restricted Shares. When the merger occurs, (i) each outstanding option to purchase our common shares (whether or not then vested or exercisable) will be cancelled in exchange for cash equal to the excess, if any, of the $23.50 cash merger consideration per common share, subject to adjustment for certain distributions as described elsewhere in this proxy statement, over the exercise price per share of that option, multiplied by the number of common shares subject to that option and (ii) each restricted share (whether or not then vested) will fully vest and will be converted into the right to receive the $23.50 cash merger consideration per common share, subject to adjustment for certain distributions as described elsewhere in this proxy statement. At the effective time of the merger, our trustees and management will receive the cash payments listed in the table above for restricted shares and options that they hold based on a price of $23.50 per restricted common share and the excess, if any, of $23.50 per common share, subject to adjustment for certain distributions as described elsewhere in this proxy statement, over the exercise price per share of the options.

     Officers' and Trustees' Indemnification. The merger agreement provides that, until the expiration of applicable statute of limitations, the surviving entity will maintain exculpation obligations and indemnify and hold harmless our and our subsidiaries' present and former trustees, officers, general partners, managing members, managers or fiduciaries in these capacities, to the fullest extent permitted under the applicable law, from liabilities, costs and expenses incurred in connection with any claim or action arising out of or pertaining to any matters existing or occurring at or prior to the later of the effective time of the merger and the effective time of the liquidation of CWAR 3, in accordance with our organizational documents or any written indemnification agreements or under any of our benefit plans. In addition, the surviving entity will maintain trustees' and officers' liability insurance coverage for six years after the effective time of the merger covering each person currently covered by such insurance on terms and amounts no less favorable to these persons than existing insurance coverage, but the surviving entity will not be required to pay an annual premium at a rate in excess of 200% of the rate of our annual premium for coverage for our current fiscal year.

  EXCHANGE OF INTERESTS

     Under the merger agreement, prior to the effective time of the merger, in exchange for certain interests in (i) Drexel Realty, Inc., a subsidiary of Kramont, held by Louis P. Meshon, Sr., and his spouse, and (ii) CV Partner Holdings, L.P., a subsidiary of Kramont, held by Mr. Meshon, Mr. Meshon will receive certain rights held by Royce Realty, Inc., a wholly owned subsidiary of Drexel, to use of the assumed name (doing business as) "Montgomery Realty Company" in New Jersey and Pennsylvania, and Kramont will enter into an agreement of indemnity in favor of Mr. Meshon relating to certain mortgage and environmental guarantees of Mr. Meshon with respect to Mount Carmel Plaza Associates, L.P., a subsidiary of Kramont.

OPINION OF KRAMONT'S FINANCIAL ADVISOR

     Legg Mason has acted as financial advisor to the Kramont board in connection with the merger and the related operating partnership mergers.

     In its role as financial advisor to Kramont, on December 18, 2004, Legg Mason delivered its oral and written opinion to the Kramont board (as it related to the original merger agreement), to the effect that, as of that date and based on the assumptions made, procedures followed and matters considered, as set forth in the Legg Mason opinion, that the merger consideration to be received by the holders (other than Kramont and its affiliates) of common shares in the merger (and the holders of Kramont OP common units and Montgomery OP units in the related operating partnership mergers) is fair from a financial point of view to such holders. Legg Mason advised the Kramont board orally at a special meeting of the board on January 24, 2005, and in a subsequent letter dated January 24, 2005 that, subject to the assumptions and conditions referred to in the letter, the Kramont board may continue to rely on its opinion letter as of the date of such letter. We note that changes in our share price, operations or prospects, general market and economic conditions and other factors on which Legg Mason's opinion was based may alter our value. Therefore, Legg Mason's opinion may not accurately address the fairness of the cash consideration to the holders of common shares, Kramont OP common units and Montgomery OP units at the time the merger is completed.

     The full text of the Legg Mason opinion that sets forth, among other things, assumptions made, procedures followed, matters considered and limitations of the scope of the review undertaken by Legg Mason in rendering its opinion and the subsequent letter, dated January 24, 2005, are attached as Appendices B-1 and B-2, respectively, to this proxy statement. The holders of common shares are urged to, and should, read the Legg Mason opinion and subsequent letter carefully in their entirety. The Legg Mason opinion was directed to the board of trustees of Kramont, addresses only the fairness of the consideration to be received by the holders (other than Kramont and its affiliates) of common shares in the merger (and the holders of Kramont OP common units and Montgomery OP units in the related operating partnership mergers) from a financial point of view as of the date of the opinion, and did not constitute a recommendation to the board of trustees as to how to vote on the merger and the related operating partnership mergers or to any shareholder of Kramont as to how to vote at the Kramont special meeting. The Legg Mason opinion does not compare, or otherwise speak to, the relative merits of the merger and the related operating partnership mergers with those of any other transaction or business strategy which were or might have been available to Kramont or considered by Kramont's board of trustees as alternatives to the merger and the related operating partnership mergers or the underlying business decision by Kramont to effect the merger. Legg Mason was not involved in structuring or negotiating the mergers or the merger agreement and was not requested to explore alternatives to the mergers or solicit the interest of any other parties in pursuing transactions with Kramont. Nor did Legg Mason express any opinion with respect to the allocation of the consideration among the applicable holders of common shares, Kramont OP common units and Montgomery OP units (namely, the applicable securities referred to in the opinion letter), the fairness of any consideration received by Kramont and its affiliates in connection with the mergers or the fairness of any consideration received by holders of any securities of Kramont other than the applicable securities. In its engagement letter, Legg Mason disclaims any responsibility or liability for any services provided by any other financial advisor engaged by Kramont's board of trustees in connection with the mergers. The summary of the Legg Mason opinion set forth in this proxy statement is qualified in its entirety by reference to the full text of such opinion.

     In connection with its opinion, Legg Mason, among other things:

          (i) reviewed and analyzed draft copies of the original merger agreement;

          (ii) reviewed and analyzed the audited consolidated financial statements of Kramont contained in its annual report on Form 10-K for the fiscal year ended December 31, 2003 and the unaudited consolidated financial statements of Kramont contained in its quarterly reports on Form 10-Q for the quarters ended June 30, 2004 and September 30, 2004;

          (iii) reviewed the reported share prices and trading activity of the publicly-traded common shares of Kramont;

          (iv) reviewed and analyzed certain internal information, primarily financial in nature, concerning the business and operations of Kramont prepared by the management of Kramont;

          (v) reviewed and analyzed certain publicly available financial data and stock market data relating to selected public companies that Legg Mason deemed relevant to its inquiry;

          (vi) reviewed the financial terms, to the extent publicly available, of certain corporate acquisition transactions that Legg Mason deemed relevant to its inquiry;

          (vii) held meetings and discussions with certain directors, officers and employees of Kramont concerning the past and current operations, financial condition and prospects of Kramont; and

          (viii) conducted such other financial studies, analyses and investigations and considered such other information as Legg Mason deemed appropriate.

     In connection with its review, Legg Mason relied, without independent verification, upon the accuracy and completeness of all financial and other information that was publicly available, supplied or otherwise communicated to Legg Mason by or on behalf of Kramont, and Legg Mason further relied upon the assurances of management that management was unaware of any facts that would make the information provided to Legg Mason incomplete or misleading. Legg Mason relied upon the reasonableness and achievability of certain publicly available financial projections (and the assumptions and bases therein) concerning Kramont. The projections were based on numerous variables and assumptions that are inherently uncertain, including, without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projections. Legg Mason has relied on these projections without independent verification or analysis and does not in any respect assume any responsibility for the accuracy or completeness thereof. In addition, Legg Mason assumed, with the consent of Kramont's management, that any material liabilities (contingent or otherwise, known or unknown) of Kramont are as set forth in its financial statements.

     Legg Mason was not requested to make, and did not make, an independent evaluation or appraisal of the assets, properties, facilities or liabilities (contingent or otherwise) of Kramont. Although Kramont provided Legg Mason with copies of appraisals of certain of Kramont's properties prepared by a third party and Legg Mason reviewed and considered such appraisals, Legg Mason did not independently verify or rely upon such appraisals in connection with its analysis or its opinion. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which these companies and assets may actually be sold. Because such estimates are inherently subject to uncertainty, Legg Mason assumes no responsibility for their accuracy.

     For purposes of rendering Legg Mason's opinion, each of the board of trustees of Kramont and Kramont agreed that Legg Mason would make such assumptions and qualifications as it deemed necessary or appropriate under the circumstances. For example, in connection with Legg Mason's opinion, each of the board of trustees of Kramont and Kramont permitted Legg Mason to:

          (i) disregard any material differences (including, without limitation, voting rights, restrictions on transferability and tax treatment) between or among the Kramont OP common units, the Montgomery OP units and the common shares;

          (ii) value any mortgages or similar assets, securities or properties of Kramont at their face value less amortization without independent analyses or investigation by Legg Mason and without regard for any possible differences between the market and amortized face values thereof; and

          (iii) either (x) assume that no dividends or distributions will be declared or paid on any of the securities prior to the closing of the merger and related operating partnership mergers (except for the regular fourth quarter cash dividend or distribution referenced below) or (y) to the extent that any such dividends or distributions are declared or paid with a resulting decrease in the amount of consideration paid to the holders of securities in connection with the merger and related operating partnership mergers (except for the dividend or distribution that Legg Mason has been advised has been authorized by the board of trustees of Kramont for distribution in January 2005 and for which Legg Mason has been advised that there will be no resulting adjustment to the consideration paid to the applicable holders of the applicable securities in connection with the merger and related operating partnership mergers), Legg Mason will be permitted to assume the fairness of such dividend(s) or distribution(s) and to include the amount of such dividend(s) or distribution(s) as part of the consideration received by the applicable holders of the applicable securities in connection with the merger and related operating partnership mergers for purposes of Legg Mason's opinion.

     Legg Mason's opinion was based upon financial, economic, market and other conditions and circumstances existing and disclosed to Legg Mason as of the date of its opinion. Although subsequent developments may affect the conclusions reached in Legg Mason's opinion, Legg Mason does not have any obligation to update, revise or reaffirm its opinion.

     The following is a summary of the material financial analyses performed by Legg Mason in arriving at its opinion. These summaries of financial analyses alone do not constitute a complete description of the financial analyses Legg Mason employed in reaching its conclusions. The order of analyses described does not represent relative importance or weight given to those analyses by Legg Mason. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Legg Mason's financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before December 17, 2004 and is not necessarily indicative of current market conditions.

     In reaching its conclusions, Legg Mason employed multiple valuation methodologies to value Kramont and to determine the value of the applicable securities, as set forth below.

VALUE OF KRAMONT

     With respect to the value of Kramont, Legg Mason performed its analysis using: (a) comparable transaction premiums paid on selected public REIT transactions; (b) comparable company analysis using funds from operation, or FFO, multiples from selected REITs; (c) comparable transaction FFO multiples from the sale of selected public REIT transactions; (d) levered discounted cash flow analysis and (e) net asset value analysis. No company or transaction used in any analysis as a comparison is identical to Kramont or the mergers, and they all differ in material ways. Accordingly, an analysis of the results is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and trading value of the comparable companies or transactions to which they are being compared. The following summarizes Legg Mason's analysis of the consideration.

  PREMIUMS PAID ANALYSIS

     Legg Mason analyzed the premiums paid over the average of the prevailing market prices for specified periods prior to the announcement of certain select merger transactions occurring from October 1, 2002. The transactions reviewed include:

ANNOUNCEMENT                                                                             OFFER
DATE                   CLOSING DATE            TARGET                   ACQUIRER         PRICE
------------           ------------            ------                   --------         ------
6/18/2003............   10/1/2003     Mid-Atlantic Realty Trust   Kimco Realty           $21.05
12/24/2002...........   3/26/2003     Aegis Realty Inc.           Phillips Edison Ltd.    11.52
11/5/2002............   1/17/2003     Center Trust, Inc.          Pan Pacific Retail       7.46
                                                                  Properties
10/29/2002...........   2/12/2003     IRT Property Co.            Equity One, Inc.        12.21

                             TIME PERIOD PRIOR TO ANNOUNCEMENT
                       ---------------------------------------------
                       1-TRADING   30-TRADING   60-TRADING
ANNOUNCEMENT              DAY         DAY          DAY       1-YEAR
DATE                    PREMIUM     PREMIUM      PREMIUM     PREMIUM
------------           ---------   ----------   ----------   -------
6/18/2003............     8.8%         8.3%        10.5%      22.6%
12/24/2002...........     7.7%         7.7%         8.3%       5.5%
11/5/2002............    31.1%        28.0%        28.5%      41.3%
10/29/2002...........     5.3%         5.5%         3.7%       5.6%

     Legg Mason then estimated a high, mean and low per share value for Kramont shares using Kramont's trading day averages over 1, 30 and 60 trading days and 1 year and the high, mean and low premium for each respective time period, as shown below. Trading day averages represent the arithmetic mean of the closing prices for each trading day over each respective time period.

     Estimated Kramont value based on 1, 30 and 60 trading day and 1 year periods:

                                               1-TRADING   30-TRADING   60-TRADING
                                                  DAY         DAYS         DAYS      1 YEAR
                                               ---------   ----------   ----------   ------
High.........................................   $26.33       $25.46       $24.86     $25.22
Mean.........................................    22.73        22.35        21.81      21.20
Low..........................................    21.14        20.98        20.06      18.84

  COMPARABLE COMPANY ANALYSIS

     Legg Mason compared certain financial information of Kramont to the same information for a select group of select publicly traded neighborhood and community shopping center REITs. The analysis centered on taking the consensus estimates of 2005 and 2006 FFO of the comparable companies and determining an FFO multiple by dividing each comparable company's share price by its estimated FFO for the respective period. The comparison group of public REITs includes the following: Agree Realty Corporation (ticker symbol "ADC"), Acadia Realty Trust (ticker symbol "AKR"), Saul Centers, Inc. (ticker symbol "BFS"), Equity One, Inc. (ticker symbol "EQY"), Heritage Property Investment Trust, Inc. (ticker symbol "HTG") and Ramco-Gershenson Properties Trust (ticker symbol "RPT"). No company used in the comparable public company analysis is identical to Kramont and they all differ from Kramont in material ways. The companies chosen in the comparable company analysis were chosen primarily due to their neighborhood and community shopping center focus, as well as total market capitalization, and debt-to-total market capitalization. A summary table is presented below.

                                                                   LOW END OF    HIGH END OF
                                     MEDIAN OF       MEAN OF      RANGE AMONG    RANGE AMONG
                                     COMPARABLE     COMPARABLE     COMPARABLE     COMPARABLE
MULTIPLE                            PUBLIC REITS   PUBLIC REITS   PUBLIC REITS   PUBLIC REITS
--------                            ------------   ------------   ------------   ------------
2005E Funds From Operations per
  share...........................      13.5x          13.6x          11.8x         15.8x
2006E Funds From Operations per
  share...........................      12.9x          13.0x          11.5x         15.3x

     Legg Mason then estimated a high, mean and low per share value for Kramont shares using Kramont's estimated 2005 and 2006 FFO, as provided by Kramont's management, and the comparable company multiples for each of 2005 and 2006, as shown below.

     Estimated Kramont value based on estimated 2005 FFO and comparable company multiples:

                                                             FFO        FFO      PER SHARE
                                                          PER SHARE   MULTIPLE     VALUE
                                                          ---------   --------   ---------
High....................................................    $1.47       15.8x     $23.09
Mean....................................................     1.47       13.6x      19.87
Low.....................................................     1.47       11.8x      17.24

     Estimated Kramont value based on estimated 2006 FFO and comparable company multiples:

                                                             FFO        FFO      PER SHARE
                                                          PER SHARE   MULTIPLE     VALUE
                                                          ---------   --------   ---------
High....................................................    $1.53       15.3x     $23.38
Mean....................................................     1.53       13.0x      19.90
Low.....................................................     1.53       11.5x      17.52

  COMPARABLE TRANSACTION ANALYSIS

     Legg Mason reviewed transactions from October 1, 2002 for which there was a sale of a publicly traded REIT engaged primarily in the ownership of retail properties, and specifically neighborhood and community shopping center properties. The acquisitions include: (i) Kimco Realty acquiring Mid-Atlantic Realty Trust in October 2003; (ii) Phillips Edison Ltd. acquiring Aegis Realty Inc. in March 2003; (iii) Developers Diversified Realty Corp. acquiring JDN Realty Corp. in March 2003; (iv) Equity One, Inc. acquiring IRT Property Co. in February 2003 and (v) Pan Pacific Retail Properties acquiring Center Trust, Inc. in January 2003. Legg Mason then compared the equity consideration paid for the target REITs to the reported trailing 12-month ("LTM") FFO for the target REITs to derive respective LTM FFO multiples. Finally, Legg Mason applied the FFO multiples to the projected calendar year 2004 FFO of Kramont, adjusted for a one-time charge in the first quarter of 2004, to derive a range of implied values per share. A summary of the results of this analysis follows.

     Estimated Kramont value based on projected calendar year 2004 FFO, adjusted for a one-time charge in the first quarter of 2004 and certain other non-recurring items in the second and third quarters of 2004, and comparable transaction multiples:

                                                             FFO        FFO      PER SHARE
                                                          PER SHARE   MULTIPLE     VALUE
                                                          ---------   --------   ---------
High....................................................    $1.37       12.1x     $16.64
Mean....................................................     1.37        9.2x      12.62
Low.....................................................     1.37        7.6x      10.45

  LEVERED DISCOUNTED CASH FLOW ANALYSIS

     Legg Mason also valued Kramont's shares on a levered discounted cash flow basis. Kramont's projected levered free cash flow to equity per share was discounted to January 1, 2005 at discount rates ranging from 10.0% to 12.0%. These discount rates represent Kramont's cost of common equity and were estimated using the capital asset pricing model (known as "CAPM"), the implied cost of equity from comparable transactions and the comparable companies, as well as the expected rate of return for equity investors in Kramont and other similar REITs. Legg Mason calculated the terminal value per share of Kramont in 2009 by applying terminal multiples ranging from 12.5x to 14.5x to Kramont's projected 2010 FFO. The terminal multiples were based on the comparable companies' 2005 FFO multiples. The terminal value was then divided by the projected 2009 year-end shares outstanding and discounted to January 1, 2005 using the 10.0% to 12.0% discount rate range. Legg Mason then added the discounted value of the levered free cash flow to the terminal value to arrive at a total equity value per share of Kramont. This range of values is set forth in the table below:

                                            PRESENT VALUE OF   PRESENT VALUE OF
                                               CASH FLOWS       TERMINAL VALUE    ESTIMATED VALUE
                                               PER SHARE          PER SHARE          PER SHARE
                                            ----------------   ----------------   ---------------
Discount Rate.....................   12.0%       $4.56                                $16.19
Terminal FFO Multiple.............   12.5x                          $11.64
Discount Rate.....................   11.0%       $4.68                                $17.84
Terminal FFO Multiple.............   13.5x                          $13.16
Discount Rate.....................   10.0%       $4.80                                $19.60
Terminal FFO Multiple.............   14.5x                          $14.80

  NET ASSET VALUE ANALYSIS

     To determine the net asset value of Kramont, Legg Mason assumed that the assets were sold immediately after the announcement of the mergers. The net asset value analysis is based in large part on the calculation of the gross asset value of real estate, calculated by applying a range of cap rates to the net operating income of the stabilized Kramont assets plus a gross asset value range derived for the unstabilized assets.

     The net asset value represents the sum of the derived gross asset value less:

          (i) debt assumed at closing;

          (ii) preferred shares outstanding at liquidation value;

          (iii) cost to complete redevelopments;

          (iv) net working capital;

          (v) mortgage notes receivable;

          (vi) interests in unconsolidated partnerships; and

          (vii) net proceeds from projected 2004 dispositions.

     A summary of the results of this analysis follows:

                                                     NET ASSET   DILUTED SHARES   NET ASSET
                                                       VALUE      OUTSTANDING       VALUE
                                                      (000'S)       (000'S)       PER SHARE
                                                     ---------   --------------   ---------
High...............................................  $460,237        26,120        $17.62
Mean...............................................   429,032        26,120         16.43
Low................................................   399,687        26,120         15.30

CONCLUSION

     Based upon the foregoing analyses and the assumptions and limitations set forth in full in the text of Legg Mason's opinion letter, Legg Mason is of the opinion that, as of the date of Legg Mason's opinion, the consideration to be received by the applicable holders in the merger and the related operating partnership mergers is fair to such holders, from a financial point of view.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, Legg Mason considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. Legg Mason believes that the summary provided and the analyses described above must be considered as a whole and that selecting portions of these analyses, without considering all of them, would create an incomplete view of the process underlying its analyses and opinion. In addition, Legg Mason may have given various analyses and factors more or less weight than other analyses and factors and may have deemed various assumptions more or less probable than other assumptions; therefore, the range of valuations resulting from any particular analysis described above should not be taken to be Legg Mason's view of the actual value of Kramont.

     Legg Mason is a nationally recognized investment banking and advisory firm. Legg Mason, as part of its investment banking and financial advisory business, is continuously engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of business, Legg Mason may, from time to time, trade in the securities or indebtedness of Kramont for its own account, the accounts of investment funds and other clients under the management of Legg Mason or its affiliates and for the accounts of customers and, accordingly, may at any time hold a long or short position in these securities or indebtedness. Although Legg Mason has not performed investment banking services for Kramont prior to the delivery of its fairness opinion in connection with the mergers, Legg Mason has been engaged to perform investment banking services for a third party for which an officer and/or trustee of Kramont also serves as an officer and/or director.

     Kramont has agreed to pay Legg Mason a fee of $500,000 in connection with the issuance of its opinion. Kramont has also agreed to reimburse Legg Mason for its expenses incurred in performing its services and to indemnify Legg Mason and its affiliates, their respective directors, officers, agents and employees and each person, if any, controlling Legg Mason or any of its affiliates against certain liabilities and expenses, including certain liabilities under federal securities laws, related to or arising out of Legg Mason's engagement and any related transactions.

ACCOUNTING TREATMENT

     The merger (together with the related operating partnership mergers) will be treated as a purchase in accordance with FASB Statement 141, Business Combinations. The fair value of the consideration paid by Centro Watt in the mergers will be used as the valuation basis to record the assets and liabilities of Kramont as of the completion of the mergers. The financial statements of Centro Watt will reflect the combined operations of Centro Watt and Kramont from the closing date.

DELISTING AND DEREGISTRATION OF KRAMONT SHARES

     If the merger is consummated, the common shares, Series B-1 preferred shares and Series E preferred shares will be delisted from the NYSE and will be deregistered under the Exchange Act.

COMPARATIVE RIGHTS

     The Series B-1 preferred shares of Kramont and the New Series B-1 preferred shares of CWAR 3 bear equivalent rights. Prior to the effective time of the merger, CWAR 3 will approve and adopt a plan providing for the liquidation, termination and winding up of its affairs in accordance with Maryland law immediately following the effective time of the merger of Kramont into CWAR 3. At the time of its liquidation, as a result of the Kramont OP merger described in "The Merger and Related Transactions -- The Operating Partnership Mergers" above, CWAR 3's assets will consist solely of cash. Upon the liquidation of CWAR 3, holders of New Series B-1 preferred shares of CWAR 3 (that will be received in exchange for Series B-1 preferred shares of Kramont not converted into common shares of Kramont prior to the merger) will receive a liquidation preference of $25.00 per shares (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation), in cash, without interest. Immediately following the effectiveness of the liquidation, all such shares will be cancelled automatically and will cease to exist, and the holders thereof will cease to have any rights with respect to such shares, other than the right to receive the liquidation preference.

REGULATORY APPROVALS

     Other than

     - approvals in connection with compliance with applicable blue sky laws or state securities laws;

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

     - the acceptance for record of the articles of merger and the notice of termination of CWAR 3 by the State Department of Assessments and Taxation of Maryland and the filing of the certificates of merger with the Secretary of State of the State of Delaware;

     - the filing of the amended and restated certificate of limited partnership of Kramont OP with the Secretary of State of the State of Delaware; and

     - the filing of such reports under Section 13(a) of the Exchange Act as may be required in connection with the merger agreement and related transactions,

the management of Kramont does not believe that any filing with or approval of any governmental authority is necessary in connection with the consummation of the merger, the related operating partnership mergers or the liquidation of CWAR 3.

FINANCING

     The total amount of funds required by the purchaser parties (consisting of Centro Watt and its subsidiaries, including CWAR, CWAR 2 and CWAR 3) in connection with the merger and the related operating partnership mergers is estimated to be approximately $725 million (assuming that all holders of Series B-1 preferred shares convert their shares into common shares prior to the effective time of the merger), which will be used for the following purposes:

     - payment of the merger consideration to our common and Series E preferred shareholders;

     - payment of the merger consideration to holders of Kramont OP common units, Kramont OP Class B-1 units, Kramont OP Class E preferred units and Montgomery OP units; and

     - payment in respect of outstanding share options and restricted shares.

     The parent parties (consisting of Centro Properties and CPT Manager Limited in its capacity as trustee of the Centro Trust) and purchaser parties are currently in the process of arranging for financing necessary to enable the purchaser parties to complete the merger and the related operating partnership mergers. Under the merger agreement, the purchaser parties and the parent parties have represented that on the closing date of the merger and the related operating partnership mergers, the purchaser parties will have immediately available funds to consummate the transactions contemplated by the merger agreement. In addition, the merger agreement provides that as soon as reasonably practicable after January 27, 2005, but at least five business days prior to the closing of the merger and the related operating partnership mergers, the purchaser parties will deliver to Kramont executed debt and equity commitment letters pursuant to which third parties will have agreed, subject to the terms set forth therein, to provide the purchaser parties with funds necessary to consummate the mergers and the other transactions contemplated by the merger agreement. Although the purchaser parties and the parent parties believe that on or prior to the closing date of the related operating partnership mergers, they will have the funds necessary to consummate these transactions and the merger, we cannot assure you that these funds will be available. The merger agreement does provide for the guarantee by the parent parties of the due and punctual payment in full of the obligations of the purchaser parties under the merger agreement, including the payment by them of the consideration to be paid in the merger. For more information about this guarantee, see "The Merger Agreement and Terms of the Merger -- Guarantee and Indemnity by Parent Parties."

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

                  THE MERGER AGREEMENT AND TERMS OF THE MERGER

     The following description of the merger agreement does not purport to be complete and is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Appendix A and is incorporated by reference herein. We encourage you to read the merger agreement in its entirety because it, not the proxy statement, is the legal document that governs the merger.

THE MERGER AND THE OPERATING PARTNERSHIP MERGERS

     The merger agreement provides that upon the terms and subject to the conditions thereof:

          (i) immediately prior to the effective time of the merger, and concurrent with the effective time of the Montgomery OP merger, CWAR will be merged with and into Kramont OP in accordance with the applicable laws of the State of Delaware. Kramont OP will be the surviving entity in the merger and will continue its limited partnership existence under the laws of the State of Delaware;

          (ii) immediately prior to the effective time of the merger and concurrent with the effective time of the Kramont OP merger, CWAR 2 will be merged with and into Montgomery OP in accordance with the applicable laws of the State of Delaware. Montgomery OP will be the surviving entity in this merger and will continue its limited partnership existence under the laws of the State of Delaware; and

          (iii) at the effective time of the merger and immediately following the effective time of the related operating partnership mergers, Kramont will be merged with and into CWAR 3 in accordance with the applicable laws of the State of Maryland. CWAR 3 will be the surviving entity in the merger. Immediately following the effective time of the merger of Kramont into CWAR 3, CWAR 3 will be liquidated pursuant to its plan of liquidation. (See "-- Liquidation of CWAR 3; Liquidation Preference").

THE EFFECTIVE TIMES OF THE MERGERS

     The merger agreement provides that on the closing date:

          (i) immediately before the effective time of the Kramont OP merger, Kramont OP will file the appropriate merger certificate required by the Delaware Revised Uniform Limited Partnership Act (or the DRULPA) with the Secretary of State of the State of Delaware pursuant to the applicable Delaware laws, and the Kramont OP merger will become effective upon such filing or at such other subsequent date or time as Kramont and Centro Watt may agree in writing and specify in such merger certificate;

          (ii) immediately before the effective time of the Montgomery OP merger, Montgomery OP will file the appropriate merger certificate required by the DRULPA with the Secretary of State of the State of Delaware pursuant to the applicable Delaware laws, and the Montgomery OP merger will become effective upon such filing or at such other subsequent date or time as Kramont and Centro Watt may agree in writing and specify in such merger certificate; and

          (iii) immediately following the effective time of the related operating partnership mergers, Kramont and CWAR 3 will file the articles of merger with the State Department of Assessments and Taxation of Maryland pursuant to the applicable laws of Maryland, and the merger will become effective upon the time that the State Department of Assessments and Taxation of Maryland accepts the articles of merger for record or at such other subsequent date or time as Kramont and Centro Watt may agree in writing and specify in the articles of merger.

ORGANIZATIONAL DOCUMENTS; OFFICERS

     The merger agreement provides that:

          (i) at the effective time of the merger: (1) the declaration of trust of CWAR 3 in effect immediately prior to the effective time of the merger will be the declaration of trust of the surviving entity in the merger until thereafter amended as provided therein or in accordance with applicable Maryland

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

     laws; (2) the bylaws of CWAR 3 in effect immediately prior to the effective time of the merger will be the bylaws of the surviving entity in the merger until thereafter amended as provided therein or in accordance with applicable Maryland laws; and (3) the officers of Kramont immediately prior to the effective time of the merger will be the officers of the surviving entity in the merger until their respective successors are duly elected and qualified. Subject to the foregoing, the additional effects of the merger will be as provided in the applicable provisions of Maryland laws;

          (ii) at the effective time of the Kramont OP merger: (1) the certificate of limited partnership of Kramont OP in effect immediately prior to the effective time of the Kramont OP merger will be amended and restated in the form attached to the merger agreement, which will be the certificate of limited partnership of the surviving partnership in the Kramont OP merger until thereafter amended as provided therein or in accordance with applicable Delaware laws; (2) the operating partnership agreement of Kramont OP in effect immediately prior to the effective time of the Kramont OP merger will be the partnership agreement of the surviving partnership in the Kramont OP merger until thereafter amended as provided therein or in accordance with applicable Delaware laws; and (3) the officers of Kramont OP immediately prior to the effective time of the Kramont OP merger will be the officers of the surviving partnership in the Kramont OP merger until their respective successors are duly elected and qualified. Subject to the foregoing, the additional effects of the Kramont OP merger will be as provided in the applicable provisions of Delaware laws; and

          (iii) at the effective time of the Montgomery OP merger: (1) the certificate of limited partnership of Montgomery OP in effect immediately prior to the effective time of the Montgomery OP merger will be the certificate of limited partnership of the surviving partnership in the Montgomery OP merger until thereafter amended as provided therein or in accordance with applicable Delaware laws; (2) the operating partnership agreement of Montgomery OP in effect immediately prior to the effective time of the Montgomery OP merger will be the partnership agreement of the surviving partnership in the Montgomery OP merger until thereafter amended as provided therein or in accordance with applicable Delaware laws; and (3) the officers of Montgomery OP immediately prior to the effective time of the Montgomery OP merger, will be the officers of the surviving partnership in the Montgomery OP merger until their respective successors are duly elected and qualified. Subject to the foregoing, the additional effects of the Montgomery OP merger will be as provided in the applicable provisions of Delaware laws.

THE CLOSING

     Pursuant to the merger agreement, the closing of the merger, the Kramont OP merger and the Montgomery OP merger will take place on the first business day after the day on which the last of the conditions set forth in the merger agreement (other than any conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or waiver of those conditions) is satisfied or waived, or at such other time, date and place as Kramont and Centro Watt shall mutually agree.

CONVERSION OF KRAMONT SHARES AND PARTNERSHIP UNITS

  CONVERSION OF KRAMONT SHARES

     At the effective time of the merger, by virtue of the merger and without any action on the part of any of the purchaser parties (consisting of Centro Watt and its subsidiaries, including CWAR, CWAR 2 and CWAR 3), Kramont or any holder of common shares, Series B-1 preferred shares or Series E preferred shares or any other person:

  Conversion of Common Shares

     Each common share (other than common shares held by Kramont OP, Montgomery OP, the purchaser parties or their respective subsidiaries) issued and outstanding immediately prior to the effective time of the merger will be converted automatically into the right to receive $23.50 in cash, without interest, subject to adjustment for certain distributions as described below and elsewhere in this proxy statement. (See "-- Adjustment of Price Per Common Share, Kramont OP Common Unit and Montgomery OP Unit for

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

Certain Distributions.") At the effective time of the merger, all such shares will be cancelled automatically and will cease to exist, and the holders thereof will cease to have any rights with respect to such shares, other than the right to receive such per common share cash merger consideration. In addition, all issued and outstanding common shares held by Kramont OP, Montgomery OP, the purchaser parties or their respective subsidiaries will be cancelled automatically without consideration in the merger.

  Conversion of Series B-1 Preferred Shares

     Each Series B-1 preferred share (other than Series B-1 preferred shares held by Kramont OP, Montgomery OP, the purchaser parties or their respective subsidiaries) issued and outstanding immediately prior to the effective time will be converted automatically into one New Series B-1 preferred share of CWAR 3 (for which the holder thereof will be entitled to receive a liquidation preference upon liquidation of CWAR 3 as described below). At the effective time of the merger, all such shares will be cancelled automatically and will cease to exist, and the holders thereof will cease to have any rights with respect to such shares, other than the right to receive New Series B-1 preferred shares of CWAR 3. In addition, all issued and outstanding Series B-1 preferred shares held by Kramont OP, Montgomery OP, the purchaser parties or their respective subsidiaries will be cancelled automatically without consideration in the merger. Immediately following the effective time of the merger of Kramont into CWAR 3, CWAR 3 will liquidate and distribute all of its assets, which will consist solely of cash as a result of the Kramont OP merger described earlier, pursuant to its plan of liquidation. (See "-- Liquidation of CWAR 3; Liquidation Preference.")

     Holders of Series B-1 preferred shares currently are entitled to convert their Series B-1 preferred shares into common shares at the conversion rate and in accordance with the terms and procedures set forth in Kramont's Amended and Restated Declaration of Trust, as supplemented. The holders of common shares issued on the conversion of the Series B-1 preferred shares will be entitled to receive in the merger for each such common share the per share consideration payable on the common shares as described elsewhere in this proxy statement. At the close of business on the record date, each Series B-1 preferred share was convertible into 1.4114 common shares. BASED ON THE MERGER CONSIDERATION OF $23.50 PER COMMON SHARE (ASSUMING NO ADJUSTMENT) AND A SERIES B-1 PREFERRED SHARE CONVERSION RATE OF 1.4114, HOLDERS OF SERIES B-1 PREFERRED SHARES WOULD BE ENTITLED TO RECEIVE $33.17 IN CASH PER SERIES B-1 PREFERRED SHARE SO CONVERTED, WHICH IS MORE THAN THEY WILL RECEIVE IF THEY CONTINUE TO HOLD SERIES B-1 PREFERRED SHARES AT THE EFFECTIVE TIME OF THE MERGER AND THEREAFTER RECEIVE THE LIQUIDATION PREFERENCE UPON THE LIQUIDATION OF CWAR 3. HOLDERS OF SERIES B-1 PREFERRED SHARES OF KRAMONT WHO CONVERT SUCH PREFERRED SHARES INTO COMMON SHARES PRIOR TO THE EFFECTIVE TIME OF THE MERGER WILL BE ENTITLED TO RECEIVE ACCRUED AND UNPAID DISTRIBUTIONS (WHETHER OR NOT DECLARED) ON THEIR SERIES B-1 PREFERRED SHARES FROM JANUARY 20, 2005 ONLY THROUGH THE TIME OF THE CONVERSION. WE DO NOT ANTICIPATE AT THIS TIME THE PAYMENT OF ANY ADDITIONAL DISTRIBUTIONS ON THE COMMON SHARES.

  Conversion of Series E Preferred Shares

     Each Series E preferred share (other than Series E preferred shares held by Kramont OP, Montgomery OP, the purchaser parties or their respective subsidiaries) issued and outstanding immediately prior to the effective time of the merger will be converted automatically into the right to receive $25.00, (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the merger), in cash, without interest. At the effective time of the merger, all such shares will be cancelled automatically and will cease to exist, and the holders thereof will cease to have any rights with respect to such shares, other than the right to receive such per Series E preferred share cash merger consideration. In addition, all issued and outstanding Series E preferred shares held by Kramont OP, Montgomery OP, the purchaser parties or their respective subsidiaries will be cancelled without consideration in the merger.

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

  CONVERSION OF KRAMONT OP COMMON UNITS AND OP PREFERRED UNITS

     At the effective time of the Kramont OP merger, by virtue of the Kramont OP merger and without any action on the part of any of the purchaser parties, Kramont OP or the holder of any of the outstanding equity interests of Kramont OP or any other person:

  Conversion of Kramont OP Common Units

     Each Kramont OP common unit issued and outstanding immediately prior to the effective time of the Kramont OP merger will be converted automatically into the right to receive $23.50 in cash, without interest, subject to adjustment for certain distributions as described below and elsewhere in this proxy statement. (See "-- Adjustment of Price Per Common Share, Kramont OP Common Unit and Montgomery OP Unit for Certain Distributions.") At the effective time of the Kramont OP merger, all such units will be cancelled automatically and will cease to exist, and the holders thereof will cease to have any rights with respect to such units, other than the right to receive such per Kramont OP common unit cash merger consideration.

  Conversion of OP Preferred Units

     Each Kramont OP Class B-1 preferred unit and Class E preferred unit issued and outstanding immediately prior to the effective time of the Kramont OP merger will be converted automatically into the right to $25.00 (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the Kramont OP merger) in cash, without interest. At the effective time of the Kramont OP merger, all such preferred units will be cancelled automatically and will cease to exist, and the holders thereof will cease to have any rights with respect to such units, other than the right to receive such per Kramont OP preferred unit cash merger consideration. All of the Kramont OP preferred units are owned by Kramont.

  CONVERSION OF MONTGOMERY OP UNITS

     At the effective time of the Montgomery OP merger, by virtue of the Montgomery OP merger and without any action on the part of any of the purchaser parties, Montgomery OP or the holder of any of the outstanding equity interests of Montgomery OP or any other person, each Montgomery OP unit (other than Montgomery OP units held by Kramont, the purchaser parties or their respective subsidiaries) issued and outstanding immediately prior to the effective time of the Montgomery OP merger will be converted automatically into the right to receive $23.50 in cash, without interest, subject to adjustment for certain distributions as described below and elsewhere in this proxy statement. (See
"-- Adjustment of Price Per Common Share, Kramont OP Common Unit and Montgomery OP Unit for Certain Distributions.") At the effective time of the Montgomery OP merger, all such units will be cancelled automatically and will cease to exist, and the holders thereof will cease to have any rights with respect to such units, other than the right to receive such per Montgomery OP unit cash merger consideration. In addition, all issued and outstanding Montgomery OP units held by Kramont, the purchaser parties or their respective subsidiaries (other than the general partner of Montgomery OP) will be cancelled without consideration in the merger.

ADJUSTMENT OF PRICE PER COMMON SHARE, KRAMONT OP COMMON UNIT AND MONTGOMERY OP UNIT FOR CERTAIN DISTRIBUTIONS

     On December 7, 2005, Kramont declared a regular fourth quarter cash distribution of $0.325 per common share that was paid January 21, 2005, and Kramont OP and Montgomery OP, respectively, declared corresponding cash distributions of $0.325 per Kramont OP common unit and $0.29 per Montgomery OP unit, that was paid January 20, 2005, to the shareholders and unitholders of record on January 3, 2005. Under the merger agreement, we were permitted to pay such regular fourth quarter cash distributions on the common shares (and Kramont OP and Montgomery OP were permitted to pay such corresponding cash distributions on the Kramont OP common units and the Montgomery OP units). Under the merger agreement, we may also declare and pay distributions on the common shares (and Kramont OP and Montgomery OP may declare and pay the corresponding cash distributions on the Kramont OP common units and the Montgomery OP

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

units) but only in the minimum amount necessary to avoid jeopardizing our status as a real estate investment trust under federal tax laws and to eliminate any federal tax liability. In the event Kramont, Kramont OP or Montgomery OP declares and pays any distribution on the common shares, the Kramont OP common units or the Montgomery OP units (other than the regular fourth quarter distributions that have already been made as described above) prior to the effective time of the mergers, then the per share or per unit consideration, as the case may be, to be received by the holders of such securities in the merger will be reduced by the per share or per unit amount of such additional distributions on the respective securities.

LIQUIDATION OF CWAR 3; LIQUIDATION PREFERENCE

     Immediately following the effective time of the merger of Kramont into CWAR 3, CWAR 3 will liquidate and distribute all of its assets, which will consist solely of cash as a result of the Kramont OP merger described earlier, pursuant to its plan of liquidation, as approved and adopted by its board of trustees and CWAR. (See "The Merger and Related Transactions -- The Plan of Liquidation of CWAR 3; Liquidation Preference.") At the effective time of the liquidation, by virtue of the plan of liquidation and without any action on the part of any of the purchaser parties, CWAR or any holder of New Series B-1 preferred shares, each New Series B-1 preferred share (that will be received in exchange for a Series B-1 preferred share of Kramont is not converted into a common share of Kramont prior to the merger) will receive a liquidation preference of $25.00 per share (plus all accrued and unpaid distributions from January 20, 2005 (whether or not declared), as of the effective time of the liquidation) in cash, without interest. Immediately following the effectiveness of the liquidation, all such shares will be cancelled automatically and will cease to exist, and the holders thereof will cease to have any rights with respect to such shares, other than the right to receive such per New Series B-1 preferred share liquidation preference.

SURRENDER OF CERTIFICATES

     The merger agreement provides that as soon as practicable after the effective time of the merger, the Kramont OP merger and the Montgomery OP merger:

          (i) the purchaser parties will deposit with the paying agent, for the benefit of holders of common shares, Series E preferred shares, Kramont OP common units, Kramont OP Class B-1 preferred units, Kramont OP Class E preferred units and Montgomery OP units, pursuant to the merger agreement, the aggregate cash merger consideration payable to such holders in the mergers;

          (ii) the purchaser parties will deposit, for the benefit of holders of New Series B-1 preferred shares of CWAR 3, with the paying agent, pursuant to the plan of liquidation, the aggregate New Series B-1 liquidation preference consideration payable to such holders in the liquidation of CWAR 3;

          (iii) the surviving entity in the merger (and in the related operating partnership mergers) will cause the paying agent to mail to each holder of record of a certificate or certificates which immediately prior to the effective time of the merger, the Kramont OP merger and the Montgomery OP merger evidenced outstanding common shares, Series B-1 preferred shares, Series E preferred shares, Kramont OP common units, Kramont OP Class B-1 preferred units, Kramont OP Class E preferred units and Montgomery OP units that were cancelled and converted into the right to receive the applicable merger consideration (or, for holders of New Series B-1 preferred shares, the liquidation preference) in respect of such securities, a letter of transmittal in customary form and instructions for use in effecting the surrender of the certificates in exchange for the merger consideration (including any certifications necessary to avoid federal income tax withholding);

          (iv) upon surrender of a certificate to the paying agent for cancellation together with a duly executed letter of transmittal and such other documents as the paying agent may require, the holder of such certificate shall be entitled to receive, in exchange for such certificate, the applicable merger consideration (or, for holders of New Series B-1 preferred shares, the liquidation preference), payable in respect of the securities evidenced by such certificate less any required withholding of taxes;

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

          (v) after the effective time of the merger, the Kramont OP merger and the Montgomery OP merger and the liquidation of CWAR 3, each outstanding, unsurrendered certificate shall be deemed to represent only the right to receive upon such surrender the applicable merger consideration (or, for holders of New Series B-1 preferred shares, the liquidation preference);

          (vi) each share certificate that immediately prior to the effective time of the merger evidenced Series B-1 preferred shares will, from and after the effective time of the merger, automatically and without the necessity of presenting the same for exchange, evidence that number of New Series B-1 preferred shares of CWAR 3 into which the shares evidenced by such certificate will have been so converted; provided, that each holder holding of record a share certificate or certificates that evidenced, immediately prior to the effective time of the merger, Series B-1 preferred shares, will receive, upon surrender of such certificate or certificates, a new certificate evidencing the number of New Series B-1 preferred shares of the surviving entity in the merger into which such Series B-1 preferred shares will have been so converted.

     All funds held by the paying agent for payment to the holders of unsurrendered certificates and unclaimed at the end of six months from the effective time of the merger, the Kramont OP merger, the Montgomery OP merger and the liquidation of CWAR 3 will be returned to the surviving entity in the merger upon demand (and, in the case of holders of New Series B-1 preferred shares, will be returned to CWAR upon demand), after which time any holder of unsurrendered certificates shall look only to the surviving entity in the merger for payment of such funds that may be due to such holder, subject to applicable law. The surviving entity in the merger shall not be liable to any person for such shares or funds delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     YOU SHOULD NOT FORWARD CERTIFICATES TO THE PAYING AGENT UNTIL YOU HAVE RECEIVED A LETTER OF TRANSMITTAL AND INSTRUCTIONS.

REPRESENTATIONS AND WARRANTIES; SURVIVAL

     The merger agreement contains various representations and warranties of Kramont, Kramont OP and Montgomery OP, on the one hand and the purchaser parties (consisting of Centro Watt and its subsidiaries, including CWAR, CWAR 2 and CWAR
3) and parent parties (consisting of Centro Properties and CPT Manager Limited in its capacity as trustee of the Centro Trust), on the other hand.

     Kramont, Kramont OP and Montgomery OP have made customary representations and warranties to the purchaser parties regarding, among other things:

     - organization, subsidiaries and capitalization;

     - authority to enter into the merger agreement and power and authority to consummate the transactions contemplated thereby;

     - required consents and approvals of governmental entities relating to the mergers;

     - the accuracy and completeness of SEC filings and financial statements, including this proxy statement;

     - the absence of material adverse changes and events;

     - the absence of undisclosed material liabilities;

     - non-contravention and compliance with their respective organizational documents, certain agreements and applicable laws;

     - litigation;

     - tax matters;

     - compliance with applicable laws and permits;

     - employee benefit plans;

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

     - labor matters;

     - environmental matters;

     - real property matters;

     - insurance matters;

     - the Investment Company Act of 1940;

     - the validity and enforceability of, and absence of default under, material contracts;

     - the Legg Mason fairness opinion;

     - the brokers' or finders' fees payable in connection with the mergers;

     - inapplicability of takeover statutes and anti-takeover provisions of the declaration of trust and bylaws; and

     - the accuracy of information supplied for inclusion in publicly filed documents.

     The purchaser parties and parent parties have made representations and warranties to Kramont, Kramont OP and Montgomery OP regarding:

     - organization, standing and similar corporate matters;

     - authority to enter into the merger agreement and power and authority to consummate the transactions contemplated thereby;

     - non-contravention and compliance of the transactions contemplated by the merger agreement with the respective organizational documents, certain agreements and applicable laws;

     - required consents and approvals of governmental entities relating to the mergers;

     - compliance with applicable laws, the respective organizational documents and certain agreements;

     - the brokers' or finders' fees payable in connection with the mergers;

     - the accuracy of information supplied for inclusion in publicly filed disclosure related to the merger;

     - the financial statements of Centro Properties, the parent, contained in its public filings;

     - the absence of material adverse changes and events;

     - no ownership of equity securities of Kramont or its subsidiaries; and

     - access at the closing to funds sufficient to consummate the transactions contemplated by the merger agreement.

     The foregoing representations and warranties are subject, in some cases, to specified exceptions and qualifications. The representations and warranties will expire at the effective time of the merger, the Kramont OP merger and the Montgomery OP merger.

EMPLOYEES, EMPLOYEE BENEFITS AND STOCK OPTION PLANS

     The merger agreement provides that the surviving entity in the merger (and in the related operating partnership mergers) will continue to employ all employees of Kramont and its subsidiaries who were employed immediately prior to the effective time of the merger, the Kramont OP merger and the Montgomery OP merger with no reductions in base salary for a period of 12 months after the closing; provided, that Centro Watt will retain the right to terminate the employment of any employee of the surviving entity in the merger (and in the related operating partnership mergers) at any time after the closing. These employees are referred to below as "covered employees".

     After the closing date, the surviving entity in the merger (and in the related operating partnership mergers) will continue to provide to all covered employees, for at least 12 months after the closing, employee

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

benefits that in the aggregate are no less favorable than the benefits provided to such covered employees immediately prior to the closing (not including in the calculation of such benefits, any cash bonus or equity awards). Centro Watt will grant to the covered employees past service credit (to the extent such service was generally recognized under Kramont benefit plans (as defined in the merger agreement) prior to the closing date) (i) for purposes of eligibility and vesting under all employee benefit plans in which such employees participate (except benefit accrual under any defined benefit plan) at or after the closing and (ii) for all purposes (including the amount of benefits) under the severance, vacation and sick pay policies of Centro Watt.

     After the closing date, the surviving entity in the merger (and in the related operating partnership mergers) will provide all such employees (and their dependents upon payment of premium for dependents by such covered employee) with medical and dental benefit coverage under the plans maintained by Kramont and its subsidiaries or plans maintained by Centro Watt or its affiliate and will also be liable for providing COBRA coverage to the extent required by law. Centro Watt will provide COBRA coverage to any employees of Kramont and its subsidiaries not employed by Centro Watt on the closing date (and to any former employees of Kramont or any of its subsidiaries being provided COBRA coverage by the subsidiaries on the closing date) to the extent required by COBRA. Effective as of the closing, the surviving entity in the merger (and in the related operating partnership mergers) will recognize all accrued vacation pay balances of covered employees and recognize such employees' service with Kramont and its subsidiaries for purposes of vacation pay accrual under such surviving entity's policies regarding vacation pay. The surviving entity in the merger (and in the related operating partnership mergers) will allow all covered employees to utilize accrued vacation for a period of 24 months, subject, for employees not parties to an employment agreement with Kramont or its subsidiaries, to a five-day annual maximum for vacation carryovers under Centro Watt's vacation policies. For purposes of determining the sick leave entitlement of each covered employee, the surviving entity in the merger (and in the related operating partnership mergers) will recognize that covered employee's service prior to the closing date that was recognized by Kramont or its subsidiaries in determining sick leave entitlement.

     Prior to the effective time of the merger, the Kramont OP merger and the Montgomery OP merger, Kramont will generally use its commercially reasonable efforts to cause each officer, trustee, director or employee who has any outstanding loan from, or other debt obligations to, Kramont or any of its subsidiaries to repay such loan in accordance with its terms; provided, that Centro Watt and its affiliates will permit loans with respect to Kramont's 401(k) plan to be repaid by covered employees in accordance with the same terms as applied to such loans prior to the effective time of the merger, the Kramont OP merger and the Montgomery OP merger.

     Absent written permission from Kramont, Centro Watt and its affiliates will not communicate with any employees of Kramont or its subsidiaries regarding the possible terms of such employees' employment or any benefits or other compensation to which they may become entitled following the closing date.

     At the effective time of the merger, each outstanding option to acquire common shares, whether or not then exercisable or vested, will be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (a) the excess, if any, of the merger consideration payable for each common share, subject to adjustment for certain distributions as described elsewhere in this proxy statement, over the exercise or purchase price per share of such option and (b) the number of common shares subject to such option.

     At the time the merger becomes effective, each share of restricted stock (whether or not then vested) will fully vest and will be converted into the right to receive the merger consideration payable for each common share, subject to adjustment for certain distributions as described elsewhere in this proxy statement.

KRAMONT'S CONDUCT OF BUSINESS PENDING THE MERGERS

     The merger agreement provides that between the date of the merger agreement and the effective time of the merger, the Kramont OP merger and the Montgomery OP merger (or earlier termination of the merger agreement), the business of Kramont and its subsidiaries will be conducted in the ordinary course of business consistent with past practice. In addition, the merger agreement provides that each of Kramont and its

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

subsidiaries will use its commercially reasonable efforts to (i) keep the present business and goodwill intact, (ii) preserve Kramont's status as a real estate investment trust (or REIT) (iii) keep available the services of its trustees, officers, managers and employees and (iv) preserve its relationships with customers, suppliers, business partners, distributors and others having business dealings with Kramont and its subsidiaries. Among other things, except as expressly required or permitted in the merger agreement or expressly agreed to in writing by Centro Watt, neither Kramont nor its subsidiaries will, subject to certain exceptions:

     - declare or pay any distributions on its equity securities (except for regular fourth quarter distributions and to the extent necessary to maintain the REIT status of Kramont);

     - issue or sell any option or other right to acquire an equity security;

     - amend its organizational documents;

     - effect a merger, consolidation or other business combination;

     - make capital expenditures or acquire personal or real property;

     - sell, mortgage or subject to any lien any real property;

     - guarantee the indebtedness of, or invest in, any person (other than a subsidiary);

     - make or rescind any tax election;

     - change any of its accounting methods, principles or practices;

     - adopt any new employee benefit plan or similar plan, make a new grant under a stock option plan, enter into or amend any employment agreement or similar agreement or increase the compensation of officers or employees;

     - settle or compromise any material litigation;

     - enter into or amend related-party agreements;

     - effect a liquidation or dissolution;

     - fail to use commercially reasonable efforts to maintain insurance with financially responsible insurance companies customary for similar businesses;

     - materially amend, terminate or waive compliance with terms of or breaches under material contracts; fail to comply in any material respect with the terms of a material contract; or enter into a new material contract;

     - fail to use commercially reasonable efforts to comply with all material terms of debt instruments relating to Kramont or its subsidiaries;

     - take any action that would, or that would reasonably be expected to, result in any representation or warranty becoming untrue in any material respect, or any of the applicable closing conditions not being satisfied; and

     - agree in writing or otherwise to take any action inconsistent with any of the foregoing.

FINANCING COVENANT

     The merger agreement provides that as soon as reasonably practicable after the date of the merger agreement, as amended and restated, and in any event not later than five business days prior to the closing, the purchaser parties will deliver to Kramont copies of executed equity and debt commitment letters (or other evidence reasonably satisfactory to Kramont) pursuant to which the investors, lenders or other parties thereto have agreed, in accordance with the terms set forth therein, to Kramont, to provide the purchaser parties with funds necessary to consummate the transactions contemplated by the merger agreement.

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

NON-SOLICITATION

     The merger agreement provides that from and after the date thereof, Kramont will, and will cause its affiliates, subsidiaries and its and their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents not to:

     - directly or indirectly solicit, initiate or encourage or take any other action to facilitate knowingly (including by way of furnishing information) any takeover proposal (as defined in the merger agreement);

     - enter into any agreement or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) with respect to any takeover proposal or requiring it to terminate or fail to consummate the mergers;

     - engage in any discussion or negotiations relating to or furnish information with respect to any takeover proposal; or

     - grant any waiver or release under any standstill or similar agreement with respect to any class of the equity securities of Kramont, Kramont OP or Montgomery OP;

provided, however, that Kramont may, at any time prior to the time holders of common shares and Series B-1 preferred shares shall have voted to approve the merger, engage in discussions or negotiations with a third party with respect to a bona fide written unsolicited takeover proposal and may furnish such third party information concerning Kramont and its subsidiaries if:

     - the third party has first made an unsolicited takeover proposal and the Kramont board determines in good faith after consultation with outside counsel or a financial advisor of nationally recognized reputation, that such takeover proposal constitutes or would reasonably be expected to result in a superior proposal (as defined in the merger agreement) and the Kramont board determines in good faith, after consulting outside counsel, that it is required to do so in order to comply with its duties under applicable law; and

     - prior to furnishing such information Kramont receives from such person an executed customary confidentiality agreement containing terms and conditions not less restrictive of such person than the confidentiality agreement dated August 12, 2004 entered into between Kramont and Watt Commercial, and such information has previously been provided to Centro Watt prior to or concurrently with such person.

Nothing in the merger agreement prohibits Kramont from taking and disclosing to its shareholders a position with respect to a tender offer or exchange offer pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act or otherwise making any disclosure required by applicable law (although compliance with such obligations will not relieve Kramont from its obligations described in the paragraph above).

     Kramont is required to immediately cease and cause its affiliates, subsidiaries and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents to cease any existing discussion or negotiation with any parties conducted theretofore by them with respect to a takeover proposal. Kramont has agreed to notify Centro Watt of any meeting of the Kramont board at which the Kramont board is reasonably expected to consider a takeover proposal at least 12 hours prior to such meeting. Kramont has also agreed (i) to notify Centro Watt on the date of the receipt thereof of any request for information or any takeover proposal, or any inquiry, discussions or negotiations with respect to any takeover proposal, (ii) to provide Centro Watt with copies of any written materials received by Kramont in connection with the foregoing and the identity of the person making such request and (iii) to keep Centro Watt reasonably informed of the status and details of any such inquiry, offer, proposal or decision.

     The Kramont board may withdraw or modify its approval or recommendation of the mergers in response to a superior proposal only if: (i) it determines in good faith after consultation with outside counsel and a financial advisor of nationally recognized reputation that is required to do so in order to comply with its duties under applicable law and (ii) Kramont has given Centro Watt prior notice of five business days that the Kramont board intends to take such action. During such five business-day period, Kramont, if requested by Centro Watt, will negotiate in good faith to make such adjustments to the terms and conditions of the merger agreement as would enable Kramont to proceed with its recommendation of the merger and not change its recommendation. Kramont has agreed not to change its recommendation if, prior to the expiration of such five business-day period, Centro Watt delivers a proposal to adjust the terms and conditions of the merger agreement that the Kramont board determines in good faith (after consultation with its financial advisors) causes the takeover proposal, after giving effect to the payment of the termination fee, to no longer be a superior proposal.

CONDITIONS TO THE MERGER

  Mutual Conditions

     The respective obligations of Kramont and Centro Watt to effect the merger are subject to the satisfaction or waiver of a number of conditions, including:

     - the approval of the merger by the holders of common shares and Series B-1 preferred shares;

     - the receipt of all necessary consents and approvals of any governmental entity required for the consummation of the transactions contemplated by the merger agreement (including in connection with antitrust, competition, trade or other regulatory matters); and

     - the absence of any order or legal restraint of any court or governmental entity preventing consummation of any of the mergers (provided that each party will have used commercially reasonable efforts to prevent the entry of any such order and to appeal as promptly as possible any order that may be entered).

  Purchaser Parties' Conditions

     Centro Watt's obligation to effect the mergers is further subject to the following conditions, among others:

     - the continued accuracy, subject to certain materiality standards, of the representations and warranties made by Kramont, Kramont OP and Montgomery OP in the merger agreement;

     - the compliance, subject to certain materiality standards, by Kramont, Kramont OP and Montgomery OP of their respective covenants contained in the merger agreement;

     - the absence of a Kramont material adverse effect since January 27, 2005;

     - the absence of any pending or threatened proceeding by any governmental entity:

          (A) challenging or seeking to restrain or prohibit the consummation of any of the mergers or seeking to place limitations on the ownership of equity securities of Kramont, Kramont OP or Montgomery OP or seeking to obtain from Kramont, Kramont OP, Montgomery OP or the purchaser parties material damages,

          (B) seeking to prohibit or materially limit the ownership or operation by Kramont, Centro Watt or any of their respective subsidiaries or affiliates of any portion of any of their respective businesses or assets, or to compel Kramont, Centro Watt or any of their respective subsidiaries to divest or hold separate any portion of any of their respective businesses or assets,

          (C) seeking to prohibit Centro Watt or any of its subsidiaries from effectively controlling in any material respect the business or operations of Kramont or any of its subsidiaries or

          (D) otherwise constituting a material adverse effect on Kramont or Centro Watt or a Kramont material adverse effect (the effects described in the foregoing clauses (A) through (D) are known as the "anti-trust effects");

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

     - the receipt of all material consents from third parties required in connection with the merger agreement and the transactions contemplated thereby;

     - the delivery by our tax counsel of a legal opinion on specified tax matters;

     - the delivery by our New York counsel, Maryland counsel and Delaware counsel of legal opinions on specified matters; and

     - the delivery by Kramont and its subsidiaries of tenant estoppel certificates with respect to 75% of the tenants under a lease with respect to more than 20,000 square feet of space.

A Kramont material adverse effect will not include any suit, claim, action, proceeding, litigation, arbitration or investigation pending or threatened against Kramont or either of the operating partnerships arising out of or relating to the merger agreement.

  Kramont's Conditions

     Kramont's obligation to effect the merger is further subject to the following conditions, among others:

     - the continued accuracy, subject to certain materiality standards, of the representations and warranties made by the purchaser parties, the parent parties and CPT Manager Limited, acting in its capacity as the "responsible party" of Centro Trust in the merger agreement;

     - the compliance, subject to certain materiality standards, by the purchaser parties, the parent parties and the responsible party of their respective covenants contained in the merger agreement;

     - the delivery by various counsel of the purchaser parties (including Australian counsel) of legal opinions on specified corporate matters;

     - the approval of the plan of liquidation of CWAR; and

     - the obligation of CWAR 3 to enter into an assignment and assumption agreement with CWAR, a form of which is attached as an exhibit to the merger agreement.

TERMINATION

     The merger agreement provides that it may be terminated at any time prior to the closing date, whether before or after required approval of holders of common shares and Series B-1 preferred shares:

          (i) by the mutual written consent of Centro Watt and Kramont;

          (ii) by either Centro Watt or Kramont (A) if the required approval of the merger by holders of common shares and Series B-1 preferred shares is not obtained at the special meeting; (B) if the merger and the related operating partnership mergers are not consummated by June 30, 2005 (provided that the right to terminate for failure to consummate the merger and the related operating partnership mergers by June 30, 2005 is not available to any party whose breach of any provision of the merger agreement has been the cause of, or resulted in, such failure); and (C) if any order or legal restraint is issued by any court or governmental entity preventing consummation of any of the merger and the related operating partnership mergers;

          (iii) by Kramont if (A) any purchaser party breaches its representations, warranties, covenants and agreements contained in the merger agreement such that the applicable closing conditions of Kramont would not be satisfied and such breach is incapable of being cured by June 30, 2005 or is not cured by the applicable purchaser party within 20 business days of receipt of written notice of such breach; or (B) if prior to the obtaining of the required approval of holders of common shares and Series B-1 preferred shares:

             (A) the Kramont board has received a superior proposal;

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

             (B) the Kramont board determines in good faith, after consultation with a financial advisor of nationally recognized reputation and outside legal counsel, that such termination is required to comply with the duties of the Kramont board under applicable law;

             (C) Kramont has complied with its obligations under certain sections of the merger agreement relating to access to information and confidentiality, no-solicitation and the special meeting and this proxy statement;

             (D) not later than the day of termination, Centro Watt receives the fee described under "-- Termination Fee" below; and

             (E) Kramont simultaneously enters into a definitive agreement with respect to such superior proposal with the party making such superior proposal; provided that the Kramont board shall only be able to terminate this Agreement pursuant to this clause after five business days following Centro Watt's receipt of written notice advising Centro Watt that the Kramont board is prepared to do so, and only if, during such five business-day period, Kramont and its advisors, if requested by Centro Watt, will have negotiated in good faith with Centro Watt to make such adjustments in the terms and conditions of the merger agreement as would enable the parties to proceed with the transactions contemplated therein on such adjusted terms; and

          (iv) by Centro Watt if:

           - any of Kramont, Kramont OP or Montgomery OP breaches its representations, warranties, covenants and agreements contained in the merger agreement such that the applicable closing conditions of the purchaser parties would not be satisfied and such breach is incapable of being cured by June 30, 2005 or is not cured by the applicable party within 20 business days of receipt of written notice of such breach;

           - if any order or legal restraint of any court or governmental entity having an anti-trust effect as described above is in effect and has become final and nonappealable;

           - if prior to the obtaining of the required approval of holders of common shares and Series B-1 preferred shares:

                (A) a company adverse recommendation change (as defined in the merger agreement) occurs;

                (B) Kramont fails to include in this proxy statement the recommendation of the Kramont board that Kramont's shareholders vote in favor of the merger and the transactions contemplated in the merger agreement;

                (C) a tender or exchange offer relating to any equity securities of Kramont commences and Kramont fails to send to its shareholders, within ten business days after the commencement of such tender or exchange offer, a statement disclosing that Kramont recommends rejection of such tender or exchange offer; or

                (D) a takeover proposal is publicly announced, and Kramont fails to issue, within ten business days after such takeover proposal is announced, a press release that reaffirms the recommendation of the Kramont board that its shareholders vote in favor of the merger, the merger agreement and the transactions contemplated thereby; and

           - if Kramont breaches, in any material respect, any of its obligations under certain sections of the merger agreement relating to no-solicitation or the special meeting.

     In the event of termination of the merger agreement by either Kramont or Centro Watt, the confidentiality agreement entered into between Kramont and Watt Commercial Properties and certain specified sections of the merger agreement shall survive the termination, including the provisions described under "-- Termination Fee" below. However, termination will not relieve any party of liability or damages resulting from any material breach of the merger agreement by the other party.

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

TERMINATION FEE

     Pursuant to the merger agreement, Kramont has agreed to pay to Centro Watt a termination fee of $24.0 million, if the merger agreement is terminated:

          (a) by either Centro Watt or Kramont in the event that:

           - the required approval of the merger by holders of common shares and Series B-1 preferred shares is not obtained at the special meeting; or

           - the merger and the related operating partnership mergers are not consummated by June 30, 2005 (provided that the right to terminate the merger agreement for failure to consummate the merger and the related operating partnership mergers is not available to any party whose breach of any provision of the merger agreement has been the cause of, or resulted in, the failure of the mergers to occur by such date); or

          (b) by Centro Watt in the event that:

           - any of Kramont, Kramont OP or Montgomery OP breaches its representations, warranties, covenants and agreements contained in the merger agreement such that the applicable closing conditions of the purchaser parties would not be satisfied and such breach is incapable of being cured by June 30, 2005 or is not cured by the applicable party within 20 business days of receipt of written notice of such breach;

           - prior to the obtaining of the required approval of the merger by holders of common shares and Series B-1 preferred shares, a tender or exchange offer relating to any equity securities of Kramont will have been commenced and Kramont will not have sent to its security holders, within ten business days after the commencement of such tender or exchange offer, a statement disclosing that Kramont recommends rejection of such tender or exchange offer; or

           - prior to the obtaining of the required approval of the merger by holders of common shares and Series B-1 preferred shares, a takeover proposal is publicly announced, and Kramont fails to issue, within ten business days after such takeover proposal is announced, a press release that reaffirms the recommendation of the Kramont board that its shareholders vote to adopt the merger agreement and approve the merger;

and, in each case described above (1) at any time after January 27, 2005, a takeover proposal will have been publicly announced or otherwise communicated to the Kramont board, and (2) within 12 months of the termination of the merger agreement, Kramont enters into a definitive agreement with any third party with respect to a takeover proposal (with all percentages in the definition of takeover proposal increased to 50%) or any such transaction is consummated. If the termination fee is due by Kramont as described above, then Kramont will pay the termination fee to Centro Watt upon the earlier to occur of the execution of such definitive agreement and such consummation by wire transfer of immediately available funds to an account designated in writing to Kramont by Centro Watt.

     Pursuant to the merger agreement, Kramont has also agreed to pay to Centro Watt a termination fee of $24.0 million if the merger agreement is terminated:

          (i) by Kramont, in the event that, prior to the obtaining of the required approval of holders of common shares and Series B-1 preferred shares:

          - the Kramont board has received a superior proposal;

          - the Kramont board determines in good faith, after consultation with a financial advisor of nationally recognized reputation and outside legal counsel, that such termination is required to comply with the duties of the Kramont board under applicable law;

          - Kramont has complied with its obligations under certain sections of the merger agreement relating to access to information and confidentiality, no-solicitation and the special meeting and this proxy statement; and
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

          - Kramont simultaneously enters into a definitive agreement with respect to such superior proposal with the party making such superior proposal; or

          (ii) by Centro Watt:

           - in the event that prior to the obtaining of the required approval of holders of common shares and Series B-1 preferred shares (1) a company adverse recommendation change shall have occurred or (2) Kramont fails to include in this proxy statement the recommendation of the Kramont board that Kramont's shareholders vote to adopt the merger agreement and approve the merger; or

          - if Kramont breaches, in any material respect, any of its obligations under certain sections of the merger agreement relating to no-solicitation and the special meeting.

     If the termination fee is due by Kramont as described above, then Kramont will pay the termination fee to Centro Watt on the date of such termination by wire transfer of immediately available funds to an account designated in writing to Kramont by Centro Watt. If Kramont fails to promptly pay the termination fee, and, in order to obtain such payment Centro Watt commences a suit which results in a judgment against Kramont for the termination fee, Kramont will pay to Centro Watt its costs and expenses (including attorney's fees) in connection with such suit, together with interest on the amount of the fee at a rate of 12% per annum.

AMENDMENT, MODIFICATION AND WAIVER

     At any time before or after the required approval of the merger by holders of common shares and Series B-1 preferred shares, and prior to the time the merger, the Kramont OP merger and the Montgomery OP merger become effective, the merger agreement may be amended or supplemented in writing by the parties to the merger agreement with respect to any of the terms contained in the merger agreement, except that, following the required approval of the merger by holders of common shares and Series B-1 preferred shares, no amendment may be made which would decrease the consideration payable to the shareholders of Kramont or which materially adversely affects the rights of the shareholders of Kramont without the approval of such holders.

GUARANTEE AND INDEMNITY BY PARENT PARTIES

     The merger agreement provides that the parent parties (consisting of Centro Properties and CPT Manager Limited in its capacity as trustee of the Centro Trust), upon the terms and subject to the conditions set forth therein, jointly and severally, unconditionally and irrevocably guarantee prior to the effective time of the merger and the related operating partnership mergers, to each of Kramont, Kramont OP and Montgomery OP and, on or after the effective time of the merger, the related operating partnership mergers and the liquidation of CWAR 3, to the former holders of common shares, Series B-1 preferred shares (including the former holders of New Series B-1 preferred shares of CWAR 3 that will be received in exchange for Series B-1 preferred shares of Kramont not converted into common shares of Kramont prior to the merger), Series E preferred shares, options to acquire common shares, Kramont OP common units and Montgomery OP units and to each current and former trustee, director, officer, general partner, managing member, manager or fiduciary of Kramont or any Kramont subsidiary, in their capacities as such, the due and punctual payment in full of each obligation of the purchaser parties (consisting of Centro Watt and its subsidiaries, including CWAR, CWAR 2 and CWAR 3) under the merger agreement, the plan of liquidation and the assumption and assignment agreement, as each of them may from time to time be amended, supplemented or modified in accordance with its respective terms, and the transactions contemplated thereby. The guarantee constitutes a continuing guarantee of payment and not collection. Subject to the procedures set forth therein, the merger agreement also provides that the parent parties, jointly and severally, indemnify each of the beneficiaries as set forth above against any liability, cost or loss arising from (i) the failure by a purchaser party to comply with any of its obligations under the merger agreement or the plan of liquidation or the failure by a parent party to comply with its guarantee and indemnity obligations under the merger agreement, or (ii) any obligation by a purchaser party or a parent party being found to be unenforceable for any reason.

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

     In connection with a third-party claim for which a beneficiary is entitled to indemnification under the indemnity described above, the following procedures must be complied with: promptly after receipt by such beneficiary of notice of the commencement of any claim, such beneficiary shall promptly notify Centro Properties, a parent party, of the commencement thereof in writing (but the failure to notify Centro Properties shall not relieve the parent parties from any liability that they may have under the indemnity described above except to the extent that it has been materially prejudiced by such failure). The parent parties will be entitled to participate in the defense of such claim and, to the extent that it may wish to, assume the defense thereof (with counsel reasonably satisfactory to a beneficiary). If the parent parties so notify a beneficiary of the election to assume the defense of such claim, the parent parties will not be liable to such beneficiary under the guarantee and indemnity for any legal or other expenses subsequently incurred by such beneficiary in connection with the defense of such claim other than reasonable costs of investigation.

     In the event the parent parties elect to assume the defense of such claim, they will be entitled to effect any settlement, enter into any compromise or consent to the entry of any decree, order or judgment, with respect to such claim if such settlement, consent or compromise (x) includes a general and unconditional release of a beneficiary from all liability on any claims that are the subject matter of such claim, (y) does not provide for any injunction or other non-monetary relief affecting such beneficiary and (z) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of such beneficiary.

     Notwithstanding the foregoing, (1) if a beneficiary determines, in good faith, and on the advice of its counsel that the assumption of the defense of a claim by the parent parties is inappropriate due to a conflict of interest between the parent parties, on the one hand, and such beneficiary, on the other hand, or (2) if a beneficiary determines, in good faith, that the parent parties are not defending such claim actively and in good faith, then such beneficiary shall have the right at all times to take over and assume control over the defense, settlement and compromise of such claim at the expense of the parent parties. No beneficiary shall, without the prior written consent of the parent parties, effect any settlement, enter into any compromise or consent to the entry of any decree, order or judgment, with respect to any such claim, without the consent of the parent parties (which consent will not be unreasonably withheld or delayed).

     In order to enforce the guarantee against the parent parties, the beneficiaries of the guarantee and indemnity would have to obtain a judgment against the parent parties from a New York court and enforce the judgment in an Australian court of competent jurisdiction. We have received an opinion from Australian counsel to the purchaser parties as to the enforceability of the guarantee and indemnity against the parent parties under Australian law by Australian courts. Nevertheless, the enforceability of the guarantee and indemnity against the parent parties involves risks and uncertainties typically associated with the enforceability of foreign judgments.

     Each of Centro Properties and CPT Manager Limited (in its capacity as trustee of the Centro Trust) is an Australian company and has agreed to submit to the jurisdiction of the New York State and federal courts for purposes of any suit, action or proceeding arising out of the merger, and has appointed CT Corporation System (New York) as its agent upon whom process may be served in any such suit, action or proceeding. Generally, a final and conclusive judgment obtained by a judgment creditor in U.S. courts would be recognized and enforceable against a guarantor in the relevant Australian court without reexamination of the merits of the case. However, because of the foreign location of the parent parties and their directors, officers and employees (and their respective assets), it may be difficult for a judgment creditor to effect service of process over these persons or to enforce against them judgments obtained in U.S. courts based upon the civil liability provisions of the U.S. federal securities laws.

     Any final and conclusive judgment of any New York State or U.S. federal court sitting in the City of New York having jurisdiction over the parent parties which is recognized by the relevant Australian court, which is for a fixed sum of money and which has not been stayed or satisfied in full or set aside, would generally be enforceable by action against the parent parties in the courts of the relevant Australian jurisdiction without a re-examination of the merits of the issues determined by the proceedings in the New York State or U.S. federal court, as applicable, unless:

     - the proceedings in New York State or U.S. federal court, as applicable, involved a denial of the principles of natural justice;

     - the judgment is of a nature or type which an Australian court in its absolute discretion refuses to enforce, such as where the judgment is contrary to the public policy of the relevant Australian jurisdiction;

     - the judgment was obtained by fraud;

     - the judgment is a penal or revenue judgment;

     - there has been a prior judgment in another court between the same parties concerning the same issues as are dealt with in the judgment of the New York State or U.S. federal court, as applicable, or

     - in the circumstances the judgment debtor did not receive notice of the proceedings in sufficient time to enable it to defend the proceedings.

     Substantially all of the directors and executive officers of the parent parties reside in the Commonwealth of Australia. Substantially all or a portion of the assets of all or many of such persons are located outside the United States. As a result, it may not be possible for shareholders to effect service of process within the United States upon such persons or to enforce against them judgments obtained in U.S. courts predicated upon the civil liability provisions of federal securities laws of the United States. Kramont has also been advised by its Australian counsel, Mallesons Stephen Jaques, that, based on the restrictions discussed in this section, it is not possible to be certain as to the enforceability in the Commonwealth of Australia, in original actions or in actions for enforcement of judgments of U.S. courts, of civil liabilities predicated upon the federal securities laws of the United States.

     Except for certain limited warranties given by it, CPT Manager Limited (in its capacity as trustee of the Centro Trust) is contracting under the merger agreement and providing the guarantee and indemnity only in its capacity as the trustee of the Centro Trust. As a result, there is no access to the personal assets of CPT Manager Limited to satisfy a claim under the guarantee and indemnity, except in certain limited circumstances such as fraud by it as trustee. Further, the right of indemnity of CPT Manager Limited, as trustee, out of the property held by it in trust in connection with the Centro Trust may be lost as a result of certain acts or omissions of the trustee, such as fraud.

            FEDERAL INCOME TAX CONSEQUENCES TO KRAMONT SHAREHOLDERS

     The following is a general summary of the material U.S. federal income tax consequences of the merger to shareholders of Kramont. In the opinion of Roberts & Holland LLP, special tax counsel to Kramont, the following discussion, to the extent it constitutes matters of law or legal conclusions, is accurate in all material respects (assuming the facts, representations and assumptions upon which the discussion is based are accurate). However, the Internal Revenue Service is not bound by this opinion and we cannot assure you that the IRS will agree with this discussion and with the positions described below. Additionally, we cannot assure you that the IRS would not seek to challenge these positions, or that any such challenges would not be sustained in the courts.

     THE TAX DISCUSSION SET FORTH BELOW IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE TO ANY PARTICULAR HOLDER OF KRAMONT SHARES. THE FOLLOWING SUMMARY IS BASED UPON CURRENT PROVISIONS OF THE INTERNAL REVENUE CODE, EXISTING TEMPORARY AND FINAL TREASURY REGULATIONS, AND CURRENT ADMINISTRATIVE AND COURT DECISIONS. ALL OF THESE ARE SUBJECT TO CHANGE (POSSIBLY ON A RETROACTIVE BASIS). NO ATTEMPT HAS BEEN MADE TO COMMENT ON ALL OF THE POSSIBLE RELEVANT U.S. FEDERAL INCOME TAX CONSEQUENCES TO ANY PARTICULAR HOLDER OF KRAMONT SHARES. FOR EXAMPLE, THIS DISCUSSION DOES NOT ADDRESS MANY SPECIAL TAX RULES WHICH MAY APPLY TO DEALERS (AND CERTAIN TRADERS) IN SECURITIES, MUTUAL FUNDS, INSURANCE COMPANIES, TAX-EXEMPT ENTITIES, FINANCIAL INSTITUTIONS, FOREIGN CORPORATIONS, FOREIGN PARTNERSHIPS, FOREIGN ESTATES OR TRUSTS, INDIVIDUALS WHO ARE TREATED AS NONRESIDENT ALIENS UNDER U.S. TAX LAW, SHAREHOLDERS WHO ACQUIRED THEIR SHARES PURSUANT TO THE EXERCISE OF EMPLOYEE SHARE OPTIONS OR OTHERWISE AS COMPENSATION, OR PERSONS WHO HOLD KRAMONT SHARES AS PART OF A "STRADDLE," "HEDGE," "CONVERSION" OR OTHER RISK-REDUCTION TRANSACTION. BECAUSE EACH HOLDER OF SHARES OF KRAMONT MAY HAVE DIFFERENT TAX ATTRIBUTES, THE CONSEQUENCES OF THE MERGER MAY DIFFER FOR EACH. EACH SHAREHOLDER OF KRAMONT IS URGED TO CONSULT WITH HIS OWN LEGAL AND TAX ADVISORS REGARDING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF THE MERGER.

     Consideration received by a Kramont shareholder in the merger will be treated as full payment in exchange for such shareholder's shares in Kramont. Accordingly, each holder of Kramont common shares or Series E preferred shares will recognize gain with respect to the excess, if any, of the cash received by such shareholder over such shareholder's basis in his Kramont shares, and will recognize loss with respect to the excess, if any, of such shareholder's basis in his Kramont shares over the cash received. In addition, any cash amount received by a shareholder as a distribution with respect to accrued and unpaid dividends relating to the period preceding the date of the merger will be treated as a dividend. The conversion of Series B-1 preferred shares into common shares before the merger should not be a taxable event and the aggregate basis of the common shares received in the conversion should be equal to the basis of the converted Series B-1 preferred shares. However, any cash amounts received by such a shareholder as a distribution with respect to accrued and unpaid distributions on the Series B-1 preferred shares relating to the period preceding the date of the conversion will be treated as a dividend. Each holder of Series B-1 preferred shares of Kramont who does not convert such shares into common shares before the merger will recognize gain with respect to the excess, if any, of the fair market value of the New Series B-1 preferred shares of CWAR 3 received by such holder over such shareholder's basis in his Kramont shares and will recognize loss with respect to the excess, if any, of such shareholder's basis in his Kramont shares over such fair market value. In addition, to the extent the New Series B-1 preferred shares received by a shareholder represent a right to receive accrued and unpaid dividends relating to the period preceding the date of the merger, such shareholder will be treated as having received a dividend. The fair market value of the New Series B-1 preferred shares should be treated as equal to the amount of cash that will be paid with respect to such shares in the liquidation of CWAR 3. In the case of Kramont shares held as a capital asset and held for more than one year on the effective date of the merger, gain or loss recognized in the merger will be long-term capital gain or loss, and in the case of shares held as a capital asset and held for one year or less on the effective date of the merger, such gain or loss will be short-term capital gain or loss. If the basis in each share held by a shareholder is not identical or if a shareholder has held some shares for more than one year and has held other shares for one year or less, gain or loss must be computed separately with respect to each share. Kramont has not determined whether any portion of its 2005 dividends will be designated as capital gain dividends. To the extent such dividends are not designated as capital gain dividends, they will not be eligible for the reduced federal income tax rates ordinarily applicable to dividends paid by corporations.

     Net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss, of a noncorporate shareholder may be subject to taxation at favorable rates. Substantial restrictions are imposed on all shareholders' ability to deduct capital losses. Any shareholder who recognizes a loss of $2.0 million or more with respect to the merger should consult with such shareholder's own tax advisor to determine whether such loss is a "reportable transaction" for purposes of the reporting requirements of Treasury Regulation section 1.6011-4.

     The New Series B-1 preferred shares of CWAR 3 that will be received in the merger by holders of Series B-1 preferred shares of Kramont will have a basis equal to their fair market value, which, as noted, should be equal to the amount of cash that will be paid with respect to such shares in the liquidation of CWAR
3. Accordingly, no additional gain or loss should be recognized by such holders with respect to the cash that will be received by such holders in the liquidation of CWAR 3.

  Withholding

     Certain noncorporate Kramont shareholders may be subject to federal backup withholding, which is currently imposed at a rate of 28 percent, on consideration received in the merger. Backup withholding generally will not apply, however, to a shareholder who: furnishes, on a properly executed IRS Form W-9, such shareholder's taxpayer identification number and certifies under penalties of perjury that the number is correct and that the shareholder is not subject to backup withholding; furnishes a properly executed IRS Form W-8BEN certifying that the shareholder is not a U.S. person; or otherwise certifies such shareholder's exemption from backup withholding. Special rules apply in the case Kramont shares are held by a partnership or other flow-through entity. The backup withholding is not an additional tax; rather, it may be credited against the federal income tax liability of the shareholder if the required information is provided.

     Consideration received in the merger by certain shareholders of Kramont who are non-U.S. persons may be subject to a ten percent federal withholding tax under the Foreign Investors in Real Property Tax Act of 1980 (or FIRPTA) which may be credited against the federal income tax liability of the shareholder with respect to any gain recognized by the shareholder by reason of the merger (or, if the amount withheld exceeds such tax liability, may be refunded to the shareholder). In addition, to the extent such consideration is attributable to gain recognized by Kramont on the transfer of interests in U.S. real property in the merger, such non-U.S. shareholders may also be subject to additional FIRPTA income and withholding tax at a rate of up to 35 percent. U.S. shareholders of Kramont who fail to certify under penalties of perjury that they are not non-U.S. persons may be subject to FIRPTA withholding taxes as if they were non-U.S. persons.

  State and Local Tax Considerations

     Shareholders of Kramont may be subject to state or local taxation in various jurisdictions, including those in which it or they transact business or reside. The state and local tax treatment of the merger may not conform to the federal tax consequences discussed above. Consequently, shareholders should consult their own tax advisors regarding the effect of state and local tax laws on the merger. Centro Watt has agreed to pay any real estate transfer taxes imposed on Kramont shareholders in connection with the merger.

                               DISSENTERS' RIGHTS

     Holders of our common shares, Series B-1 preferred shares and Series E preferred shares are not entitled to dissenters' or objectors' rights to appraisal or other similar rights under Maryland law and will bound by the terms of the merger agreement. Maryland law does not provide dissenters' or objectors' rights to appraisal or other similar rights to shareholders of a real estate investment trust in connection with a merger if their shares are listed on a national securities exchange, such as the NYSE, on the record date for determining shareholders entitled to vote on a merger. All of our common shares, Series B-1 preferred shares and Series E preferred shares outstanding on the record date were listed on the NYSE.

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

                              BUSINESS OF KRAMONT

KRAMONT

     Kramont is a self-administered, self-managed equity real estate investment trust which is engaged in the ownership, acquisition, development, redevelopment, management and leasing primarily of community and neighborhood shopping centers. Kramont does not directly own any assets other than its interest in Kramont OP and conducts its business through Kramont OP and its affiliated entities, including Montgomery OP. The operating partnerships, directly or indirectly, own all of the assets of Kramont (and its subsidiaries), including its interests in shopping centers. Accordingly, Kramont (and its subsidiaries) conducts its operations through an UPREIT structure. As of September 30, 2004, Kramont owned 93.6% of the partnership interests in Kramont OP and is its sole general partner. As of September 30, 2004, Kramont OP indirectly owned 99.9% of the partnership interests in Montgomery OP and owned 100% of its sole general partner. Currently, the operating partnerships own and operate 83 shopping centers and two office buildings, and manage three shopping centers for third parties and four shopping centers in connection with a joint venture, located in 16 states aggregating approximately 12.5 million leasable square feet. Nearly 80 percent of Kramont's centers are grocery, drug or value retail anchored.

FINANCIAL INFORMATION ABOUT INDUSTRY SEGMENTS

     The income-producing properties and other assets of Kramont (and its subsidiaries) represent one reportable segment as each of the income-producing properties have similar economic and environmental conditions, business processes, types of customers (i.e., tenants) and services provided, and because resource allocation and other operating decisions are based on an evaluation of the entire portfolio.

OPERATING PRACTICES

     Virtually all operating and administrative functions, such as leasing, data processing, maintenance, finance, accounting, construction and legal, are centrally managed at Kramont's headquarters. In addition, Kramont (and its subsidiaries) maintains regional offices in Georgia, New York, Virginia, Florida and Pennsylvania. On-site functions such as security, maintenance, landscaping, sweeping, plumbing, electrical and other similar activities are either performed by Kramont (and its subsidiaries) or subcontracted. The costs of those functions are passed through to tenants to the extent permitted by their respective leases.

     Kramont has computer software systems designed to support its operating, leasing and administrative functions and to optimize management's ability to own, operate and manage additional properties without significant increase in its general and administrative expenses. Kramont's systems allow instant access to floor plans, store availability, lease data, tenants' sales history, operating income, cash flows and budgets.

ASSETS

     At September 30, 2004, the book value of the assets of Kramont (and its subsidiaries) amounted to $858.4 million, including $789.2 million in income-producing real estate and properties held for sale, and $21.3 million in real estate mortgage notes receivable.

PROPERTIES

     Currently, Kramont, directly or indirectly, owns and operates 83 income-producing neighborhood or community shopping centers, and two office buildings, and manages three shopping centers for third parties and four shopping centers in connection with a joint venture, located in 16 states comprising an aggregate of 12.5 million leasable square feet. The properties are diverse in size, ranging from 2,650 square feet to 389,000 square feet of gross leasable area with an average of 128,200 square feet of gross leasable area. The shopping centers generally attract local area customers and are typically anchored by a supermarket, drugstore or discount store. The centers are smaller than regional malls and do not depend on customers who travel long distances. The tenant base generally concentrates on everyday purchases from local customers. Anchor tenants attract shoppers who also often patronize the smaller shops. At September 30, 2004, 87.7% of the gross leasable area of Kramont's income-producing real estate was leased. Kramont has pledged 90.9% of the book value of its income-producing real estate as collateral for borrowings.

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

MORTGAGE NOTES RECEIVABLE

     At September 30, 2004, Kramont's three mortgage notes receivable amounted to $21.3 million. The mortgage notes receivable are secured by first mortgages on the recreation facilities at the two Century Village adult condominium communities in southeast Florida. As of September 30, 2004, none of the mortgage notes were delinquent.

     Two of the three notes provide for self-amortizing equal monthly principal and interest payments in the aggregate amount of $4.4 million per annum, through January 2012, and bear interest at annual rates ranging from 13.25% to 13.5%. The third note provides for self-amortizing equal monthly payments of principal and interest in the aggregate amount of $418,000 per annum through January 1, 2007 and bears interest at an annual rate of 8.84%. The notes are pledged as collateral for certain borrowings. The notes that mature in January 2012 are prepayable in 2007. On June 15, 2004, a mortgage note in the amount of $8.2 million due from H. Irwin Levy, a trustee, was sold to Bank of America for $10.4 million.

INVESTMENTS IN UNCONSOLIDATED AFFILIATES

  Self-Storage Warehouse Partnerships

     Kramont (and its subsidiaries) owns 45% to 50% general and limited partnership interests in three partnerships whose principal assets consist of self-storage warehouses located in southeast Florida, with an aggregate of approximately 2,800 units and 320,000 square feet, managed by unaffiliated parties. Kramont (and its subsidiaries) has no financial obligations with respect to such partnerships except under state law as general partners. Kramont (and its subsidiaries) receives monthly distributions from each of the partnerships based on cash flows.

  Drexel

     Effective December 31, 1997, Kramont (and its subsidiaries) acquired a 95% economic interest in Drexel Realty, Inc., which for over 30 years has been engaged in the development, construction, leasing and management of real estate. Prior to 2000, Drexel managed the properties owned by Montgomery OP as well as other properties located in Pennsylvania and New Jersey and owned by third parties. Drexel currently manages three properties in Pennsylvania and New Jersey owned by third parties. At this time, it is not contemplated that Drexel will seek additional third-party management contracts. Currently, Kramont (and its subsidiaries) owns 1% of the voting stock and 100% of the non-voting stock of Drexel and 99% of the voting stock of Drexel is beneficially owned by Louis
P. Meshon, Sr., a trustee, and held in a voting trust. Mr. Meshon currently serves as president of Drexel.

  Shopping Center Venture

     In July 2003, Kramont formed a joint venture with Tower Fund for the purpose of acquiring real estate assets. Tower Fund is a commingled separate account available through annuity contracts of Metropolitan Life Insurance Company (New York, New York) and is managed by SSR Realty Advisors. Kramont administers the day-to-day affairs of the joint venture, which is owned 80% by Tower Fund and 20% by Kramont. The joint venture owns four shopping centers comprising 553,000 square feet in Vestal, New York, which were purchased for $69.7 million plus transaction costs. Kramont's equity contribution to the joint venture is approximately $6.0 million, including transaction costs.

     Kramont (and its subsidiaries) accounts for its investments in unconsolidated affiliates using the equity method.

MATERIAL TENANTS

     Kramont relies on major tenants to pay rent, and their inability to pay rent may substantially reduce Kramont's net income and cash available for distributions to shareholders. Kramont's four largest tenants are Ahold USA, Inc., Wal-Mart Stores, Inc., TJX Companies, Inc. and Kmart Corporation. As of September 30, 2004, Wal-Mart represented approximately 5.9% of Kramont's annualized minimum rents, Ahold represented

6.0% of Kramont's annualized minimum rents, TJX represented 3.2% of Kramont's annualized minimum rents and Kmart represented 2.5% of Kramont's annualized minimum rents. As of September 30, 2004, no other tenant would have represented more than 2.0% of the aggregate annualized minimum rents of the shopping centers of Kramont (and its subsidiaries).

COMPETITION

     Kramont's competitors for acceptable investments include private investors, insurance companies, pension funds and other REITs which may have investment objectives similar to those of Kramont (and its subsidiaries) and some of which have greater financial resources than Kramont. All of the shopping centers are located in areas which have shopping centers and other retail facilities. Generally, there are other retail properties within a five-mile radius of a shopping center. The amount of rentable retail space in the vicinity of Kramont's shopping centers could have a material adverse effect on the amount of rent charged by Kramont (and its subsidiaries) on the ability of Kramont (and its subsidiaries) to rent vacant space and/or renew leases of such shopping centers. There are numerous commercial developers, real estate companies and major retailers that compete with Kramont in seeking land for development, properties for acquisition and tenants for properties, some of which may have greater financial resources than those of Kramont (and its subsidiaries) and more operating or development experience than Kramont. There are numerous shopping facilities that compete with Kramont's shopping centers in attracting retailers to lease space. In addition, retailers at the shopping centers may face increasing competition from the internet, outlet malls, discount shopping clubs, catalog companies, direct mail, telemarketing and home shopping TV. Kramont is not aware of statistics which would allow it to determine its position relative to all of the competitors of Kramont (and its subsidiaries) in the ownership and operation of shopping centers.

EMPLOYEES

     As of September 30, 2004, Kramont (and its subsidiaries) had 152 full- and part-time employees. None of the employees of Kramont (and its subsidiaries) are subject to a collective bargaining agreement and Kramont has experienced no labor-related work stoppages. Kramont considers its relations with its personnel to be good.

INFORMATION ABOUT KRAMONT ON THE INTERNET

     Kramont's web site address on the internet is www.kramont.com. By providing a hyperlink on Kramont's internet web site to a third-party SEC filings web site, Kramont makes available free of charge through its internet web site its annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to the
Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after Kramont electronically files such material with, or furnishes it to, the SEC. Kramont does not maintain or provide such information directly to its internet web site. Kramont makes no representations or warranties with respect to the information contained on the third-party SEC filings web site and takes no responsibility for supplementing, updating or correcting any such information.

     Kramont also makes available on its web site copies of the charters for the audit, compensation and nominating & corporate governance committees of its board of trustees, as well as its code of ethics for the chief executive officer and senior financial officers (and any amendments to, or waivers under, such code), and its whistleblower policy. Each of these documents is available in print to any shareholder who requests a copy from Kramont.

                  BUSINESS OF CENTRO WATT AND RELATED ENTITIES

     Centro Watt is a newly formed Delaware limited partnership that was organized solely to acquire us. Centro Watt is owned 50% by a subsidiary of Centro Properties Group (comprised of Centro Trust and Centro Properties), an Australian listed retail property organization specializing in the ownership, management and development of retail properties throughout Australia and New Zealand and in the United States, and 50% by a subsidiary of Watt Family Properties, Inc., a California corporation, which does business under the name Watt Commercial Properties.

     CWAR 3 is a newly formed Maryland real estate investment trust that was also organized solely to acquire us and is a wholly owned subsidiary of CWAR, a Delaware limited liability company, which in turn is a wholly owned indirect subsidiary of Centro Watt.

     Centro Properties holds ownership interests in 110 shopping centers across main population areas in all states of Australia and New Zealand. Centro Properties also owns and manages, in conjunction with its joint venture partner, Watt Commercial Properties, 17 retail properties in the United States. Each share of Centro Properties is stapled to a unit of Centro Trust and this stapled security is traded on the Australian Stock Exchange under the symbol "CNP."

     Headquartered in Santa Monica, Watt Commercial Properties is an owner, developer and manager of commercial real estate. Watt Commercial Properties' core services include: property management, leasing, asset management, acquisition, development and reporting for all types of commercial real estate.

     Neither Centro Watt nor CWAR 3 has conducted any business or operations as of the date of this proxy statement or expects to conduct any business or operations prior to the closing of the merger. None of Centro Trust, Centro Properties or Centro Watt is an affiliate of Kramont.

     Centro Watt's and CWAR 3's principal executive offices are located at 2716 Ocean Park Boulevard, Suite 3000, Santa Monica, California 90405.

            PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the common shares, within the meaning of Rule 13d-3(d)(1) under the Exchange Act, by each person or group of affiliated persons known by Kramont to own beneficially more than 5% of its outstanding common shares and by each trustee, trustee nominee and executive officer, and by all trustees, trustee nominees and executive officers as a group of ten, calculated as of January 15, 2005. George S. Demuth, Carl E. Kraus and Etta M. Strehle each hold certain options to purchase common shares that are not currently exercisable within 60 days of January 15, 2005, but will immediately vest and become exercisable upon the occurrence of the merger. These unvested options are not reflected in the chart below but are separately disclosed in the applicable footnote. No trustee, trustee nominee or executive officer beneficially owns any outstanding Series B-1 preferred shares nor is there any person or group of affiliated persons known by Kramont who beneficially owns more than 5% of the outstanding Series B-1 preferred shares.

NAME AND ADDRESS OF                                AMOUNT BENEFICIALLY
BENEFICIAL OWNER(1)                                       OWNED             PERCENT OF CLASS(2)
-------------------                                -------------------      -------------------
Louis P. Meshon, Sr. .........................            918,395(3)                3.7%
George S. Demuth..............................             40,445(4)                  *
Carl E. Kraus.................................             38,909(5)                  *
Etta M. Strehle...............................             22,756(6)                  *
Bernard J. Korman.............................             38,386(7)                  *
H. Irwin Levy.................................            755,277(8)                3.1%
Milton S. Schneider...........................            116,957(9)                  *
E. Donald Shapiro.............................             39,271                     *
Alan L. Shulman...............................            110,014(10)                 *
Laurence Gerber...............................             11,000                     *
Cohen & Steers Capital Management, Inc. ......          3,517,200(11)              14.5%
All trustees, trustee nominees and named
  executives as a group (ten persons).........          2,091,410(12)               8.3%

---------------

  *  Indicates beneficial ownership of less than 1%.

 (1) Unless otherwise indicated, the address for each individual is 580 W. Germantown Pike, Suite 200, Plymouth Meeting, PA 19462-1305.

 (2) Calculated based on 24,214,740 common shares outstanding and assuming, with respect to each of the individuals listed above, the exercise of all options to purchase common shares, or the redemption and conversion of Kramont OP common units held by such individual currently exercisable or redeemable and convertible, or exercisable or redeemable and convertible within 60 days of January 15, 2005.

 (3) Includes (a) options to purchase 68,395 common shares originally granted to him under the Kramont Realty Executive Officer Stock Option Plan, (b) 673,255 Kramont OP common units, of which 89,909 Kramont OP common units are jointly owned with Mr. Meshon's wife and 2,714 Kramont OP common units are owned by a company controlled by Mr. Meshon, and (c) 75,000 restricted shares sold to him at the time of the merger. Mr. Meshon disclaims that Kramont OP common units are derivative securities of Kramont.

 (4) Includes (a) options to purchase 7,500 common shares granted to him under the Employee Plan and (b) options to purchase 1,000 common shares granted to him under the Kramont 2000 Incentive Plan. Excludes options to purchase 1,000 common shares granted to him under the Kramont 2000 Incentive Plan that will fully vest upon the consummation of the merger.

 (5) Includes options to purchase 16,666 common shares granted to him under the Kramont 2000 Incentive Plan. Excludes options to purchase 8,334 common shares granted to him under the Kramont 2000 Incentive Plan that will fully vest upon the consummation of the merger.

 (6) Includes options to purchase 8,200 common shares granted to her under the Kramont Realty Trust 1997 Stock Option Plan. Excludes options to purchase 700 common shares granted to her under the Kramont 2000 Incentive Plan that will fully vest upon the consummation of the merger.

 (7) Includes (a) options to purchase 4,500 common shares granted to him under Kranzco's 1995 Incentive Plan, (b) 15,000 common shares granted to him under the Kramont 2000 Incentive Plan and (c) 3,900 common shares owned by his spouse.

 (8) Includes (a) 101,292 common shares owned by a corporation controlled by Mr. Levy, (b) 78,149 Kramont OP common units and (c) 5,000 options granted to him under the Kramont 2000 Incentive Plan. Excludes 209,700 common shares owned by Mr. Levy's spouse, for which Mr. Levy disclaims beneficial ownership. Mr. Levy disclaims that Kramont OP common units are derivative securities of Kramont.

 (9) Includes (a) options to purchase 5,000 common shares granted under the Kramont Realty Trust Non-Employee Director 1998 Stock Option Plan, (b) 15,000 options granted under the Kramont 2000 Incentive Plan and (c) 20,957 Kramont OP common units. Excludes 34,013 Kramont OP common units owned by Mr. Schneider's spouse, for which Mr. Schneider disclaims beneficial ownership. Mr. Schneider disclaims that OP units are derivative securities of the Kramont Group.

(10) Includes (a) options to purchase 5,000 common shares granted to him under the Kramont 2000 Incentive Plan, (b) 35,381 common shares held by him as a trustee over which he maintains voting and investment power (but for which he disclaims beneficial ownership) and (c) 7,953 common shares held by his spouse (for which he disclaims beneficial ownership).

(11) The foregoing is based solely upon a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2005. The address for this beneficial owner is 757 Third Avenue, New York, NY 10017.

(12) Includes options to purchase the aggregate of 151,261 common shares which are exercisable within 60 days of January 15, 2005.

                             SHAREHOLDER PROPOSALS

     Due to the contemplated consummation of the merger (and the related operating partnership mergers), we do not currently expect to hold a 2005 annual meeting of shareholders because, following the merger, we will cease to exist. However, if the merger (and the related operating partnership mergers) is not consummated for any reason, we will promptly convene an annual meeting of shareholders. In that event, we must receive shareholder nominations of trustees and other shareholder proposals intended to be presented at that meeting at our principal executive offices no later than the tenth day following our public announcement of the date of that meeting for inclusion in the proxy statement and form of proxy relating to the meeting.

                             AVAILABLE INFORMATION

     Kramont currently is subject to the requirements of the Exchange Act and the rules and regulations promulgated thereunder, and, in accordance therewith, files annual, quarterly and current reports, proxy and information statements and other information with the SEC. These reports, proxy and information statements and other information concerning Kramont can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC also maintains a site on the World Wide Web at http://www.sec.gov that contains annual, quarterly and current reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, including Kramont. In addition, information filed by Kramont with the NYSE may be inspected at the offices of the NYSE at 11 Wall Street, New York, New York 10005. Kramont also maintains a site on the World Wide Web at http//www.kramont.com. Following the consummation of the merger, Kramont will cease to be a reporting company under the Exchange Act and its common shares, Series B-1 preferred shares and Series E preferred shares will cease to be traded on the NYSE.

     You should rely only on the information contained in this proxy statement to vote your shares at the special meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement.

     Information in this proxy statement regarding Kramont and its subsidiaries (including Montgomery OP and Kramont OP) has been prepared and/or supplied by Kramont and information regarding the purchaser parties, the parent parties and their respective subsidiaries has been prepared and/or supplied by Centro Watt.

     This proxy statement is dated March 4, 2005. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to shareholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

                                                                      APPENDIX A
                                                                  EXECUTION COPY

                              AMENDED AND RESTATED
                          AGREEMENT AND PLAN OF MERGER
                                  BY AND AMONG
                         CENTRO WATT AMERICA III, L.P.,
                        CENTRO WATT AMERICA III OP, LLC
                            CWAR OP MERGER SUB, LLC,
                          CWAR OP MERGER SUB II, LLC,
                          CWAR OP MERGER SUB III TRUST
                           CENTRO PROPERTIES LIMITED,
                             CENTRO PROPERTY TRUST,
                             KRAMONT REALTY TRUST,
                      KRAMONT OPERATING PARTNERSHIP, L.P.,
                                      AND
                           MONTGOMERY CV REALTY L.P.
                          DATED AS OF JANUARY 27, 2005

                               TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----
ARTICLE I CERTAIN DEFINITIONS.................................................   A-1
  SECTION 1.1.    Definitions.................................................   A-1

ARTICLE II THE MERGERS........................................................  A-10
  SECTION 2.1.    The Mergers.................................................  A-10
  SECTION 2.2.    Closing.....................................................  A-11
  SECTION 2.3.    Effective Times of the Mergers..............................  A-11
  SECTION 2.4.    Effects of the Mergers......................................  A-12
  SECTION 2.5.    Surviving Entity's Organizational Documents.................  A-12
  SECTION 2.6.    Surviving OP Partnership's Organizational Documents.........  A-12
  SECTION 2.7.    Surviving Montgomery Partnership's Organizational
                  Documents...................................................  A-12
  SECTION 2.8.    Officers of the Surviving Entity............................  A-13
  SECTION 2.9.    Officers of the Surviving OP Partnership....................  A-13
  SECTION 2.10.   Officers of the Surviving Montgomery Partnership............  A-13

ARTICLE III EFFECT OF THE MERGERS ON COMMON SHARES, PREFERRED SHARES, COMPANY
OPTIONS, MEMBERSHIP INTERESTS AND PARTNERSHIP UNITS...........................  A-13
  SECTION 3.1.    Effect of REIT Merger on Common Shares and Preferred
                  Shares......................................................  A-13
  SECTION 3.2.    Company Options.............................................  A-14
  SECTION 3.3.    Restricted Shares...........................................  A-15
  SECTION 3.4.    Adjustments to REIT Merger Consideration....................  A-15
  SECTION 3.5.    Effect of the REIT Merger on REIT Merger Sub Shares.........  A-15
  SECTION 3.6.    Effect of the OP Merger on the Operating Partnership
                  Units.......................................................  A-15
  SECTION 3.7.    Effect of the Montgomery Merger on the Montgomery OP
                  Units.......................................................  A-16
  SECTION 3.8.    Surrender of Certificates...................................  A-17

ARTICLE IV REPRESENTATIONS AND WARRANTIES.....................................  A-19
  SECTION 4.1.    Representations and Warranties of the Company Parties.......  A-19
  SECTION 4.2.    Representations and Warranties of the Purchaser Parties,
                  Parent and Parent Trust.....................................  A-36
  SECTION 4.3.    Representations and Warranties of Purchaser Parties, Parent
                  and Parent Trust with respect to the Guarantee and the
                  Indemnity...................................................  A-38

ARTICLE V COVENANTS RELATING TO CONDUCT OF BUSINESS PENDING THE MERGERS.......
                                                                                A-39
  SECTION 5.1.    Conduct of Business by the Company and its Subsidiaries.....  A-39

ARTICLE VI ADDITIONAL COVENANTS...............................................  A-42
  SECTION 6.1.    Access to Information; Confidentiality......................  A-42
  SECTION 6.2.    Commercially Reasonable Efforts; Notification...............  A-43
  SECTION 6.3.    Tax Treatment...............................................  A-44
  SECTION 6.4.    No Solicitation.............................................  A-44
  SECTION 6.5.    Certain Litigation..........................................  A-46
  SECTION 6.6.    Notification of Certain Matters.............................  A-46
  SECTION 6.7.    Section 16 Matters..........................................  A-46
  SECTION 6.8.    Employee Matters............................................  A-46

                                                                                PAGE
                                                                                ----
  SECTION 6.9.    Indemnification.............................................  A-47
  SECTION 6.10.   Company Shareholders Meeting; Proxy Statement...............  A-48
  SECTION 6.11.   Certain Resignations........................................  A-49
  SECTION 6.12.   Title Defects...............................................  A-49
  SECTION 6.13.   Financing...................................................  A-49
  SECTION 6.14.   Liquidation of REIT Merger Sub..............................  A-50
  SECTION 6.15.   Covenants of the Responsible Entity.........................  A-50

ARTICLE VII CONDITIONS TO CLOSING.............................................  A-51
  SECTION 7.1.    Conditions to Each Party's Obligation to Effect the
                  Mergers.....................................................  A-51
  SECTION 7.2.    Conditions to the Obligation of the Purchaser Parties to
                  Effect the Mergers..........................................  A-51
  SECTION 7.3.    Conditions to the Obligation of the Company to Effect the
                  Mergers.....................................................  A-52
  SECTION 7.4.    Frustration of Closing Conditions...........................  A-53

ARTICLE VIII TERMINATION AND AMENDMENTS.......................................  A-53
  SECTION 8.1.    Termination.................................................  A-53
  SECTION 8.2.    Effect of Termination.......................................  A-55
  SECTION 8.3.    Fees and Expenses...........................................  A-55
  SECTION 8.4.    Termination Fee.............................................  A-55
  SECTION 8.5.    Amendment...................................................  A-55
  SECTION 8.6.    Extension; Waiver...........................................  A-55

ARTICLE IX GENERAL PROVISIONS.................................................  A-56
  SECTION 9.1.    Nonsurvival of Representations, Warranties, Covenants and
                  Agreements..................................................  A-56
  SECTION 9.2.    Notices.....................................................  A-56
  SECTION 9.3.    Interpretation..............................................  A-56
  SECTION 9.4.    Intentionally Omitted.......................................  A-57
  SECTION 9.5.    Counterparts................................................  A-57
  SECTION 9.6.    Entire Agreement; No Third-Party Beneficiaries..............  A-57
  SECTION 9.7.    Governing Law...............................................  A-57
  SECTION 9.8.    Assignment..................................................  A-57
  SECTION 9.9.    Enforcement.................................................  A-57
  SECTION 9.10.   Severability................................................  A-58
  SECTION 9.11.   Modification................................................  A-58
  SECTION 9.12.   Remedies Cumulative.........................................  A-58
  SECTION 9.13.   Publicity...................................................  A-58
  SECTION 9.14.   Exhibits; Disclosure Schedules..............................  A-58
  SECTION 9.15.   Parent and Parent Trust Guarantee and Indemnity.............  A-58
  SECTION 9.16.   The Responsible Entity's Capacity and Limitation on
                  Liability...................................................  A-61

EXHIBITS AND SCHEDULES
Schedule 1.1(a) -- Company Knowledge Persons
Schedule 6.2(a) -- Minority Interests Holders
Schedule 7.2(e) -- List of Consents
Exhibit A -- Form of Amended and Restated Certificate of
  Limited Partnership
Exhibit B -- Form of Plan of Liquidation of REIT Merger Sub

                              AMENDED AND RESTATED
                          AGREEMENT AND PLAN OF MERGER

     AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of January 27, 2005, by and among Centro Watt America III, L.P., a Delaware limited partnership ("Acquiror"), Centro Watt America III OP, LLC, a Delaware limited liability company ("Acquiror Subsidiary"), CWAR OP Merger Sub, LLC, a Delaware limited liability company ("OP Merger Sub"), CWAR OP Merger Sub II, LLC, a Delaware limited liability company ("Montgomery Merger Sub"), CWAR OP Merger Sub III Trust, a Maryland real estate investment trust ("REIT Merger Sub"), Kramont Realty Trust, a Maryland real estate investment trust (the "Company"), Kramont Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), Montgomery CV Realty L.P., a Delaware limited partnership ("Montgomery"), and, solely for purposes of Sections 4.2, 4.3, 6.15 and Article 9 of this Agreement, Centro Properties Limited ABN 52 006 378 365, a corporation organized under the Corporations Act (2001) of the Commonwealth of Australia ("Parent"), and, solely for purposes of Section 4.2, 4.3, 6.15 and
Article 9 of this Agreement, CPT Manager Limited ABN 37 054 494 307 (the "Responsible Entity"), in its capacity as the responsible entity of Centro Property Trust ARSN 090 931 123, a trust organized under the laws of the Commonwealth of Australia (in such capacity, "Parent Trust"), both in that capacity and in its own right.

                                    RECITALS

     WHEREAS, on December 18, 2004, certain of the parties hereto entered into the Agreement and Plan of Merger (the "Original Agreement") by and among Centro Watt America REIT III LLC, OP Merger Sub, Montgomery Merger Sub, the Company, the Operating Partnership, Montgomery, and, for limited purposes, Parent and the Responsible Entity, in its capacity as the responsible entity of the Parent Trust and in its own right; and

     WHEREAS, the Purchaser Parties intend, immediately following consummation of the Mergers contemplated by the Original Agreement, to cause the surviving entity in the merger of the Company with and into REIT Merger Sub to be liquidated, wound up and dissolved in accordance with Maryland law; and

     WHEREAS, pursuant to Section 9.4 of the Original Agreement, the Purchaser Parties desire to amend and restate the Original Agreement in order to provide for, among other things, certain changes in the structure of the transactions contemplated by the Original Agreement in order to expedite such transactions and the payments of merger consideration to shareholders of the Company and unitholders of the Operating Partnership and Montgomery; and

     WHEREAS, the parties hereto believe that such changes to the structure of the transactions contemplated by the Original Agreement will expedite such transactions for regulatory and other reasons and benefit all shareholders of the Company and unitholders of the Operating Partnership and Montgomery.

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements contained in this Agreement, each of the parties hereto agrees as follows:

                                   ARTICLE I

                              CERTAIN DEFINITIONS

     SECTION 1.1. Definitions. Capitalized and certain other terms used in this Agreement have the meanings set forth below. Unless the context otherwise requires, such terms shall include the singular and plural and the conjunctive and disjunctive forms of the terms defined:

     "2000 Incentive Plan" has the meaning set forth in Section 4.1(c)(i)(C).

     "2004 Fourth Quarter Distributions" has the meaning set forth in Section 4.1(c)(i)(E).

     "Accrued Vacation" has the meaning set forth in Section 6.8(f).

     "Acquiror" has the meaning set forth in the introductory paragraph.

     "Acquiror Material Adverse Effect" shall mean a fact, event or circumstance which has had, or is reasonably likely to have, together with all similar or related facts, events and circumstances, a material adverse effect on the ability of Acquiror, REIT Merger Sub, OP Merger Sub or Montgomery Merger Sub to perform its obligations hereunder or which would prevent or materially impede, interfere with, hinder or delay the consummation of the transactions contemplated hereby.

     "Acquiror Merger Subs" means REIT Merger Sub, OP Merger Sub and Montgomery Merger Sub.

     "Acquiror Subsidiary" has the meaning set forth in the introductory paragraph.

     "Acquiror's Title Notice" has the meaning set forth in Section 6.12.

     "Acquisition Agreement" has the meaning set forth in Section 6.4(c).

     "Acquisition Financing" means financings to be arranged by the Purchaser Parties that are necessary to consummate the transactions contemplated by this Agreement.

     "Affiliate" has the meaning set forth in Rule 12b-2 promulgated under the Exchange Act.

     "AGAAP" has the meaning set forth in Section 4.2(e).

     "Agreement" has the meaning set forth in the introductory paragraph.

     "Amended and Restated LP Certificate" has the meaning set forth in Section 2.6.

     "Articles of Merger" means the articles of merger with respect to the REIT Merger, containing the provisions required by, and executed in accordance with, the Maryland REIT Law.

     "Assignment and Assumption Agreement" has the meaning set forth in the Plan of Liquidation.

     "Beneficiaries" has the meaning set forth in Section 9.15(a).

     "B-1 Preferred Units Merger Consideration" has the meaning set forth in
Section 3.6(b)(i).

     "Business Day" means any day other than a Saturday, Sunday and any day which is a legal holiday under the Laws of the State of New York or is a day on which banking institutions in New York, New York are authorized or obligated by Law or other governmental action to close.

     "Certificates" means, collectively, the Common Share Certificates, the Preferred B-1 Certificates, the Preferred E Certificates, the OP Unit Certificates and the Montgomery Certificates.

     "Certificates of Merger" means the OP Merger Certificate and the Montgomery Merger Certificate.

     "Class A Preferred Units" has the meaning set forth in Section
4.1(c)(ii)(A).

     "Class B-1 Preferred Units" has the meaning set forth in Section 4.1(c)(ii)(A).

     "Class D Preferred Units" has the meaning set forth in Section
4.1(c)(ii)(A).

     "Class E Preferred Units" has the meaning set forth in Section
4.1(c)(ii)(A).

     "Closing" has the meaning set forth in Section 2.2.

     "Closing Date" has the meaning set forth in Section 2.2.

     "COBRA" has the meaning set forth in Section 6.8(e).

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Shares" has the meaning set forth in the first paragraph of Section 3.1.

     "Common Share Certificates" has the meaning set forth in Section 3.1(a).

     "Common Share Merger Consideration" has the meaning set forth in Section 3.1(a).

     "Company" has the meaning set forth in the introductory paragraph.

     "Company 1992 Employee Option Plan" has the meaning set forth in Section 4.1(c)(i)(C).

     "Company 1992 Trustee Option Plan" has the meaning set forth in Section 4.1(c)(i)(C).

     "Company 1995 Incentive Plan" has the meaning set forth in Section 4.1(c)(i)(C).

     "Company 1997 Stock Option Plan" has the meaning set forth in Section 4.1(c)(i)(C).

     "Company Adverse Recommendation Change" has the meaning set forth in
Section 6.4(c).

     "Company Benefit Plan" has the meaning set forth in Section 4.1(l)(i).

     "Company Board" means the Board of Trustees of the Company.

     "Company Bylaws" has the meaning set forth in Section 4.1(a).

     "Company Charter" has the meaning set forth in Section 4.1(a).

     "Company EO Stock Option Plan" has the meaning set forth in Section 4.1(c)(i)(C).

     "Company Filed SEC Documents" has the meaning set forth in Section 4.1(f).

     "Company Financial Advisor" has the meaning set forth in Section 4.1(s).

     "Company Indemnity Agreements" has the meaning set forth in Section 6.9(a).

     "Company Insurance Policy" means any insurance policy which is owned by the Company and/or a Company Subsidiary or which names the Company or any of the Company Subsidiaries as an insured (or loss payee), including any which pertains to the Company's or its Subsidiaries' assets, employees or operations.

     "Company Joint Venture" and "Company Joint Ventures" have the meanings set forth in Section 4.1(b)(ii).

     "Company Material Adverse Effect" means a fact, event or circumstance which has had, or could reasonably be expected to have, together with all similar or related facts, events and circumstances, a material adverse effect on the financial condition, business, assets or results of operations of the Company and the Company Subsidiaries taken as a whole or on the ability of the Company and the Company Subsidiaries to perform their respective obligations hereunder or which would prevent or materially impede, interfere with, hinder or delay the consummation of the transactions contemplated hereby; provided, however, that any such effect resulting from or arising out of (i) economic or financial market conditions (including interest rates) affecting the U.S. economy generally and that do not have a materially disproportionate effect on the Company and the Company Subsidiaries taken as a whole, (ii) (A) general changes or developments in the retail real estate development, redevelopment, management and leasing industry or (B) general changes or developments in the neighborhood and community shopping center development, redevelopment, management and leasing industry or (C) acts of war, insurrection, sabotage or terrorism that, in each of (A), (B) or (C), do not have a materially disproportionate effect (relative to other industry participants) on the Company and the Company Subsidiaries taken as a whole, or (iii) any suit, claim, action, proceeding, litigation, arbitration or investigation pending or threatened against or affecting the Company or any Company Subsidiary or their respective assets, trustees, directors, managers or officers arising out of or relating to this Agreement, the Mergers or any other transaction contemplated hereby, shall not be considered in determining if a Company Material Adverse Effect has occurred.

     "Company Non-Employee Director Stock Option Plan" has the meaning set forth in Section 4.1(c)(i)(C).

     "Company Option" has the meaning set forth in Section 3.2(a).

     "Company Parties" means the Company, the Operating Partnership and Montgomery.

     "Company Parties Disclosure Schedule" has the meaning set forth in the first paragraph of Section 4.1.

     "Company Parties Resignations" has the meaning set forth in Section 6.11.

     "Company Permits" has the meaning set forth in Section 4.1(k).

     "Company Property" and "Company Properties" have the meanings set forth in
Section 4.1(o)(i).

     "Company Property Restrictions" has the meaning set forth in Section 4.1(o)(i).

     "Company Record Date" has the meaning set forth in Section 4.2(i)(i).

     "Company SEC Documents" means each report, schedule, registration statement and definitive proxy statement filed by the Company with the SEC since January 1, 2002 (together with all exhibits and schedules thereto and all information incorporated therein by reference).

     "Company Shareholder Approval" has the meaning set forth in Section 4.1(d)(i).

     "Company Shareholders Meeting" has the meaning set forth in Section
6.10(a).

     "Company Shares" means the Common Shares, the Series B-1 Preferred Shares and the Series E Preferred Shares.

     "Company Stock Option Plans" has the meaning set forth in Section 4.1(c)(i)(C).

     "Company Subsidiary" means the Operating Partnership and each other Subsidiary of the Company or the Operating Partnership.

     "Confidentiality Letter" means that letter agreement, dated August 12, 2004, by and between the Company and Watt Commercial.

     "Confidentiality Agreements" means the Confidentiality Letter and Section 6 (confidentiality) of the Exclusivity Agreement.

     "Contract" means any note, bond, mortgage, indenture, lease, license, permit, concession, franchise, contract, agreement or other instrument or obligation.

     "Controlled Entities" has the meaning set forth in Section 4.2(e).

     "Covered Employees" has the meaning set forth in Section 6.8(c).

     "Cure Period" has the meaning set forth in Section 6.12.

     "DLLCA" has the meaning set forth in Section 2.1(b).

     "DRULPA" has the meaning set forth in Section 2.1(b).

     "E Preferred Units Merger Consideration" has the meaning set forth in
Section 3.6(b)(ii).

     "Effective Time" means the latest to occur of the OP Effective Time, the Montgomery Effective Time and the REIT Effective Time.

     "Eligible Montgomery LP Unit" and "Eligible Montgomery LP Units" have the meanings set forth in Section 3.7(a)(i).

     "Environmental Claim" means any claim, action, cause of action, investigation or notice (written or oral) by any Person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence, or release into the environment, of any Material of Environmental Concern at any location, whether or not owned or operated by the Company or any of the Company Subsidiaries or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

     "Environmental Laws" means all federal, state and local Laws and common laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata, and natural resources), including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental

Concern, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" means any trade or business (whether or not incorporated) which is under common control, or which is treated as a single employer with the Company under Section 414(b), (c), (m) or (o) of the Code.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Excluded Montgomery LP Units" has the meaning set forth in Section 3.7(a)(ii).

     "Excluded Shares" has the meaning set forth in Section 3.1(d).

     "Exclusivity Agreement" means that letter agreement, dated December 9, 2004, by and between the Company and Acquiror.

     "Existing Credit Facility" means the Loan Agreement, dated December 20, 2002, as amended, among Kramont Operating Partnership, LP, Bank of America (previously Fleet National Bank, N.A.), Wachovia Bank, CommerzBank AG,Compass Bank, First Trust Bank and Fleet Securities, Inc.

     "Fairness Opinion" has the meaning set forth in Section 4.1(s).

     "FIRPTA Certificate" means a certificate in form and substance reasonably satisfactory to Acquiror duly executed and acknowledged certifying facts that would exempt from any withholding requirement under Section 1445 of the Code any consideration distributed in or in connection with the Mergers for any United States real property interests being transferred pursuant to this Agreement.

     "GAAP" has the meaning set forth in Section 4.1(e)(i).

     "Governmental Entities" means any federal, state, local, municipal, or other government or governmental authority of any nature (including any governmental agency, branch, body, regulatory or other authority department, official, or entity and any court or other tribunal); or any body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

     "GP Units" has the meaning set forth in Section 4.1(c)(ii)(A).

     "Guarantee" has the meaning set forth in Section 9.15(a).

     "Indebtedness" means, with respect to any specified Person, any indebtedness of such Person, whether or not contingent: (a) in respect of borrowed money; (b) evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof); (c) in respect of banker's acceptances; (d) representing capital lease obligations; (e) representing the balance deferred and unpaid of the purchase price of any property (except (i) any such balance that constitutes an accrued expense or trade payable and (ii) obligations to consignors to pay under normal trade terms for consigned goods); or (f) representing any hedging obligations, if and to the extent any of the preceding items (other than letters of credit and hedging obligations) would appear as a liability upon a balance sheet of the specified Person prepared in accordance with GAAP. In addition, the term "Indebtedness" includes all Indebtedness of others secured by a Lien on any asset of the specified Person (whether or not such Indebtedness is assumed by the specified Person).

     "Indemnified Parties" has the meaning set forth in Section 6.9(a).

     "Indemnity" has the meaning set forth in Section 9.15(b).

     "Knowledge," or any similar expression, shall mean with respect to the Company or any Company Subsidiary, the actual knowledge of the persons set forth on Schedule 1.1(a) after reasonable inquiry.

     "Law" means any statute, law, ordinance, rule, regulation, or other requirement of any Governmental Entity.

     "Lease" and 'Leases" have the meanings set forth in Section 4.1(o)(iv).

     "Liens" means, with respect to any asset, pledges, mortgages, title defects or objections, claims, liens, charges, encumbrances and security interests of any kind or nature.

     "Limited Partner Tax Agreements" shall mean any agreement pursuant to which
(a) any liability to partners in the Operating Partnership or any other Company Subsidiary or to any transferors of property to the Company or any of the Company Subsidiaries relating to Taxes may arise, whether or not as a result of the consummation of the transactions contemplated by this Agreement; (b) the Company or any of the Company Subsidiaries have agreed to, or agreed not to, or only with the consent of a limited partner or a group of limited partners to, do any or all of the following: (i) maintain a minimum level of debt or continue a particular debt or allocate debt under Treasury Regulation Section 1.752-3 to any particular limited partner, (ii) retain or not dispose of assets in a taxable transaction for a period of time that has not since expired, (iii) make or refrain from making Tax elections, (iv) operate (or refrain from operating) in a particular manner, and (v) only dispose of assets in a particular manner; or (c) limited partners (other than the Company or any Subsidiary of the Company) of the Operating Partnership, Montgomery, or any other partnership which is a Company Subsidiary have (i) guaranteed debt of such partnership or
(ii) agreed to indemnify another Person with respect to such Person's liability for debt of such partnership.

     "Liquidation Effective Time" means the effective time of the liquidation, dissolution and winding up of REIT Merger Sub as specified in Section 3 of the Plan of Liquidation.

     "LP Units" has the meaning set forth in Section 4.1(c)(ii)(A).

     "Major Title Defect" has the meaning set forth in Section 6.12.

     "Maryland Department" means the State Department of Assessments and Taxation of Maryland.

     "Maryland REIT Law" has the meaning set forth in Section 2.1(a).

     "Material Contracts" has the meaning set forth in Section 4.1(r)(i).

     "Materials of Environmental Concern" means such chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products, friable asbestos or friable asbestos-containing materials or products, polychlorinated biphenyls, lead or lead-based paints or materials, radon, fungus or mold that are regulated under applicable Environmental Laws.

     "Mergers" has the meaning set forth in Section 2.1(c).

     "Merger Consideration" means the REIT Merger Consideration, the OP Merger Consideration and the Montgomery Merger Consideration.

     "MGCL" means the Maryland General Corporation Law.

     "Montgomery" has the meaning set forth in the introductory paragraph.

     "Montgomery Certificates" has the meaning set forth in Section 3.7(a)(i).

     "Montgomery Effective Time" has the meaning set forth in Section 2.3(c).

     "Montgomery GP Units" has the meaning set forth in Section 4.1(c)(ii)(C).

     "Montgomery LP Units" has the meaning set forth in Section 4.1(c)(ii)(C).

     "Montgomery Merger" has the meaning set forth in Section 2.1(c).

     "Montgomery Merger Certificate" means the certificate of merger with respect to the Montgomery Merger, containing the provisions required by, and executed in accordance with, the DRULPA.

     "Montgomery Merger Consideration" has the meaning set forth in Section 3.7(a)(i).

     "Montgomery Merger Sub" has the meaning set forth in the introductory paragraph.

     "Montgomery OP Units" has the meaning set forth in Section 4.1(c)(ii)(C).

     "Montgomery Partnership Agreement" has the meaning set forth in Section 4.1(c)(ii)(D).

     "New Preferred B-1 Liquidation Preference" has the meaning set forth in
Section 6.14(b).

     "New Series B-1 Preferred Shares" means the Surviving Entity's 9.75% Series B-1 Cumulative Convertible Preferred Shares, par value $0.01 per share.

     "Notice of Adverse Recommendation" has the meaning set forth in Section 6.4(c).

     "Obligation" and "Obligations" have the meanings set forth in Section 9.15(a).

     "OP B-1 Preferred Certificates" has the meaning set forth in Section 3.6(b)(i).

     "OP Common Certificates" has the meaning set forth in Section 3.6(a).

     "OP Common Units" means the GP Units and the LP Units.

     "OP Common Units Merger Consideration" has the meaning set forth in Section 3.6(a).

     "OP E Preferred Certificates" has the meaning set forth in Section 3.6(b)(ii).

     "OP Effective Time" has the meaning set forth in Section 2.3(b).

     "OP Merger" has the meaning set forth in Section 2.1(b).

     "OP Merger Certificate" means the certificate of merger with respect to the OP Merger, containing the provisions required by, and executed in accordance with, the DRULPA.

     "OP Merger Consideration" means the OP Common Units Merger Consideration, the B-1 Preferred Units Merger Consideration and the E Preferred Units Merger Consideration.

     "OP Merger Sub" has the meaning set forth in the introductory paragraph.

     "OP Preferred Units" means the Class B-1 Preferred Units and the Class E Preferred Units.

     "OP Unit Certificates" means the OP Common Certificates, the OP B-1 Preferred Certificates and the OP E Preferred Certificates.

     "Operating Partnership" has the meaning set forth in the introductory paragraph.

     "Operating Partnership Actions" has the meaning set forth in Section
6.2(a).

     "Operating Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of the Operating Partnership, as amended through the date hereof.

     "Operating Partnership Units" means the OP Common Units and the OP Preferred Units.

     "Option Merger Consideration" has the meaning set forth in Section 3.2(a).

     "Order" means any judgment, order, writ, preliminary or permanent injunction or decree of any Governmental Entity.

     "Parent" has the meaning set forth in the introductory paragraph.

     "Parent Parties" means Parent and Parent Trust.

     "Parent Documents" means the annual and half-year reports (including any amendments and supplements thereto) filed by Parent with the Australian Stock Exchange since January 1, 2002.

     "Parent Trust" has the meaning set forth in the introductory paragraph.

     "Partnerships Amendments" has the meaning set forth in Section 6.2(a).

     "Paying Agent" has the meaning set forth in Section 3.8(a).

     "Paying Agent Agreement" has the meaning set forth in Section 3.8(a).

     "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, or any other entity or organization, including Governmental Entities.

     "Plan of Liquidation" has the meaning set forth in Section 6.14(a).

     "Preferred B Certificate" and "Preferred B Certificates" have the meanings set forth in Section 3.1(b)(i).

     "Preferred B Merger Consideration" has the meaning set forth in Section 3.1(b).

     "Preferred E Certificates" has the meaning set forth in Section 3.1(c).

     "Preferred E Merger Consideration" has the meaning set forth in Section 3.1(c).

     "Preferred Shares" means Series B-1 Preferred Shares and Series E Preferred Shares.

     "Property Agreements" has the meaning set forth in Section 4.1(o)(i).

     "Proxy Statement" has the meaning set forth in Section 6.10(b).

     "Purchaser Parties" means (a)(i) prior to the REIT Effective Time, Acquiror, Acquiror Subsidiary and REIT Merger Sub; (ii) at and after the REIT Effective Time, Acquiror, Acquiror Subsidiary and the Surviving Entity; (b)(i) prior to the OP Effective Time, OP Merger Sub and (ii) at and after the OP Effective Time, the Surviving OP Partnership; and (c)(i) prior to the Montgomery Effective Time, Montgomery Merger Sub and (ii) at and after the Montgomery Effective Time, the Surviving Montgomery Partnership.

     "Purchaser Parties Disclosure Schedule" has the meaning set forth in the introductory paragraph to Section 4.2.

     "RE Commitment" has the meaning set forth in Section 5.1(b)(v).

     "REA" and "REAs" have the meaning set forth in Section 4.1(o)(iv).

     "REIT" has the meaning set forth in Section 4.1(j)(ii).

     "REIT Effective Time" has the meaning set forth in Section 2.3(a).

     "REIT Merger" has the meaning set forth in Section 2.1(a).

     "REIT Merger Consideration" means, collectively, the Common Share Merger Consideration, the Preferred B Merger Consideration and the Preferred E Merger Consideration.

     "REIT Merger Sub" has the meaning set forth in the introductory paragraph.

     "REIT Merger Sub Common Shares" has the meaning set forth in Section 3.5.

     "REIT Merger Sub Preferred Shares" means preferred shares of beneficial interest, par value $0.01 per share, of REIT Merger Sub.

     "REIT Merger Sub Meeting Date" has the meaning set forth in Section 4.2(i)(i).

     "REIT Merger Sub Shareholders Meeting" means a duly noticed meeting of the sole shareholder of REIT Merger Sub.

     "Rent Roll" has the meaning set forth in Section 4.1(o)(iv).

     "Representatives" has the meaning set forth in Section 6.4(a).

     "Responsible Entity" has the meaning set forth in the introductory paragraph.

     "Sarbanes-Oxley Act" has the meaning set forth in Section 4.1(e)(ii).

     "SEC" means the United States Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Series A-1 Preferred Shares" means the Company's Series A-1 Increasing Rate Cumulative Convertible Preferred Shares, par value $0.01 per share.

     "Series B-1 Preferred Shares" means the Company's 9.75% Series B-1 Cumulative Convertible Preferred Shares, par value $0.01 per share.

     "Series D Preferred Shares" means the Company's Series D Cumulative Redeemable Preferred Shares.

     "Series E Preferred Shares" means the Company's 8.25% Series E Cumulative Redeemable Preferred Shares, par value $0.01 per share.

     "Shareholder Litigation" has the meaning set forth in Section 6.5.

     "Skadden No-Action Letter" means the Skadden, Arps, Slate, Meagher & Flom LLP no-action letter (January 12, 1999).

     "Subsidiary" or "Subsidiaries" of any Person shall mean (i) a corporation more than 50% of the combined voting power of the outstanding voting stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries thereof, (ii) a partnership of which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the general partner and has the power to direct the policies, management and affairs of such partnership, (iii) a limited liability company of which such Person or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, is the managing member (or manager) and has the power to direct the policies, management and affairs of such company or (iv) any other Person (other than a corporation, partnership or limited liability company) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

     "Subsidiary Mergers" means the OP Merger and the Montgomery Merger.

     "Superior Proposal" shall mean a bona fide written Takeover Proposal that was not solicited by, or the result of any solicitation by, the Company or any of its Subsidiaries or by any of their respective officers, trustees, directors, Affiliates, investment banks, accountants, financial advisors or other representatives or agents, made by a third party to purchase all of the outstanding equity securities of the Company, the Operating Partnership and/or Montgomery pursuant to a tender offer, exchange offer, merger, consolidation or business combination or the sale of all or substantially all of the assets of the Company on a consolidated basis (a) on terms which the Company Board determines in good faith (after consultation with its financial advisors) to be superior for all of the shareholders of the Company (in their capacity as shareholders), taken as a group, from a financial point of view as compared to the transactions contemplated hereby (after giving effect to the payment of the Termination Fee set forth in Section 8.4(a)) and any alternative proposed by Acquiror in accordance with Section 6.4(c), (b) which is reasonably likely to be consummated (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal, including any conditions, and the identity of the offeror) and (c) in respect of which any required financing has been determined in good faith by the Company Board to be reasonably likely to be obtained.

     "Surviving Bylaws" has the meaning set forth in Section 2.5.

     "Surviving Entity" has the meaning set forth in Section 2.1(a).

     "Surviving Montgomery Agreement" has the meaning set forth in Section 2.7.

     "Surviving Montgomery Partnership" has the meaning set forth in Section 2.1(c).

     "Surviving OP Agreement" has the meaning set forth in Section 2.6.

     "Surviving OP Partnership" has the meaning set forth in Section 2.1(b).

     "T&O Insurance" has the meaning set forth in Section 6.9(b).

     "Takeover Proposal" shall mean any inquiry, proposal or offer from any Person or group relating to (a) the acquisition of more than ten percent (10%) of the outstanding shares of beneficial interest, capital stock or any other voting securities of the Company or any of the Company Subsidiaries (or any interests in the Company or any of the Company Subsidiaries), (b) a merger, consolidation, combination, reorganization, share exchange, sale of substantially all assets, recapitalization, liquidation, dissolution or similar transaction which would result in any Person acquiring ten percent (10%) or more of the fair market value of the assets (including capital stock of the Company Subsidiaries) of the Company and the Company Subsidiaries, taken as a whole, (c) the refinancing or recapitalization of the Company's or any Company Subsidiary's securities or indebtedness, other than with respect to indebtedness in the ordinary course of business, (d) the liquidation, dissolution or reorganization of the Company or any material Company Subsidiary, (e) the acquisition by the Company or any of the Company Subsidiaries of capital stock or assets and properties of any third party in excess of $60.0 million in the aggregate, or
(f) the sale, lease or other disposition of assets or rights of the Company or any Company Subsidiary outside of the ordinary course of business which would result in any Person acquiring ten percent (10%) or more of the fair market value of the assets or rights of the Company and the Company Subsidiaries, taken as a whole.

     "Takeover Statute" has the meaning set forth in Section 4.1(u).

     "Tax" or "Taxes" means any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions, levies and liabilities, including taxes that are based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, alternative or add-on minimum, severance, capital stock, premium, registration, transfer, gains, franchise, withholding, payroll, recapture, employment, excise, estimated, unemployment, insurance, social security, business license, occupation, business organization, stamp, environmental and property taxes, together with all interest, penalties and additions imposed with respect to such amounts. For purposes of this Agreement, "Taxes" also includes any obligations under any agreements or arrangements with any Person with respect to the liability for, or sharing of, Taxes (including pursuant to Treasury Regulations
Section 1.1502-6 or comparable provisions of state, local or foreign tax Law) and including any liability for Taxes as a transferee or successor, by Contract or otherwise.

     "Tax Return" means any report, return, election, notice, estimate, declaration, information statement or other form or document (including all schedules, exhibits and other attachments thereto) relating to and filed or required to be filed with a Taxing authority in connection with any Tax (including estimated Taxes), and shall include any amendment to any of the foregoing.

     "Termination Date" has the meaning set forth in Section 8.1(b)(ii).

     "Termination Fee" has the meaning set forth in Section 8.4(a).

     "Title Insurance Policies" has the meaning set forth in Section 4.1(o)(i).

     "Trust Deed" has the meaning set forth in Section 4.3(b)(i).

     "Trust Funds" has the meaning set forth in Section 4.3(b)(ii).

     "U.S. Dollars" and the sign "$" shall each mean the lawful currency of the United States of America.

                                   ARTICLE II

                                  THE MERGERS

     SECTION 2.1.  The Mergers.

     (a) REIT Merger; Surviving Entity. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland (the "Maryland REIT Law"), immediately following the OP Effective Time and the Montgomery Effective Time, (i) the Company shall be merged with and into REIT Merger Sub (the "REIT

Merger"), effective as of the REIT Effective Time, (ii) the separate existence of the Company shall thereupon cease and (iii) REIT Merger Sub shall continue its existence under Maryland law as the surviving entity in the REIT Merger (the "Surviving Entity"), and the separate existence of REIT Merger Sub with all its rights, privileges, immunities, powers and franchises shall continue.

     (b) OP Merger; Surviving OP Partnership. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware Revised Uniform Limited Partnership Act ("DRULPA") and the Delaware Limited Liability Company Act ("DLLCA"), at the OP Effective Time and immediately prior to the REIT Effective Time and concurrent with the Montgomery Effective Time,
(i) OP Merger Sub shall be merged with and into the Operating Partnership (the "OP Merger"), (ii) the separate existence of OP Merger Sub shall thereupon cease and (iii) the Operating Partnership shall continue its existence under Delaware law as the surviving entity in the OP Merger (the "Surviving OP Partnership"), and the separate limited partnership existence of the Operating Partnership with all its rights, privileges, immunities, powers and franchises shall continue.

     (c) Montgomery Merger; Surviving Montgomery Partnership. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the DRULPA and the DLLCA, at the Montgomery Effective Time and immediately prior to the REIT Effective Time and concurrent with the OP Effective Time, (i) Montgomery Merger Sub shall be merged with and into Montgomery (the "Montgomery Merger" and, together with the REIT Merger and the OP Merger, the "Mergers"),
(ii) the separate existence of Montgomery Merger Sub shall thereupon cease and
(iii) Montgomery shall continue its existence under Delaware law as the surviving entity in the Montgomery Merger (the "Surviving Montgomery Partnership"), and the separate limited partnership existence of Montgomery with all its rights, privileges, immunities, powers and franchises shall continue.

     SECTION 2.2. Closing. Unless this Agreement shall have terminated and the Mergers shall have been abandoned pursuant to Section 8.1, and subject to the satisfaction or waiver (as permitted by applicable Law) of all of the conditions set forth in Article VI hereof, the closing of the REIT Merger, the OP Merger and the Montgomery Merger (such closings are referred to together as the "Closing") shall take place (a) at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, on the first Business Day after the day on which the last of such conditions (other than any conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) is satisfied or waived (as permitted by applicable Law) in accordance with this Agreement or (b) at such other place and time or on such other date as Acquiror and the Company may agree in writing. The date on which the Closing occurs is referred to herein as the "Closing Date."

     SECTION 2.3.  Effective Times of the Mergers.

     (a) On the Closing Date, immediately following the OP Effective Time and the Montgomery Effective Time, REIT Merger Sub and the Company shall file the Articles of Merger, in accordance with, and shall make all other filings or recordings and take all such other action required with respect to the REIT Merger under, the Maryland REIT Law. The REIT Merger shall become effective when the Articles of Merger have been accepted for record by the Maryland Department or at such other subsequent date or time as Acquiror and the Company may agree in writing and specify in the Articles of Merger in accordance with the Maryland REIT Law. The time at which the REIT Merger becomes effective is referred to as the "REIT Effective Time."

     (b) On the Closing Date and immediately before the OP Effective Time, OP Merger Sub and the Operating Partnership shall file the OP Merger Certificate, in accordance with, and shall make all other filings or recordings and take all such other action required with respect to the OP Merger under, the DRULPA. The OP Merger shall become effective when the OP Merger Certificate has been accepted for filing by the office of the Secretary of State of the State of Delaware or at such other subsequent date or time as Acquiror and the Company may agree in writing and specify in the OP Merger Certificate in accordance with the DRULPA and the DLLCA. The time at which the OP Merger becomes effective is referred to as the "OP Effective Time."

     (c) On the Closing Date and immediately before the Montgomery Effective Time, Montgomery Merger Sub and Montgomery shall file the Montgomery Merger Certificate, in accordance with, and shall make all other filings or recordings and take all such other action required with respect to the Montgomery Merger under, the DRULPA. The Montgomery Merger shall become effective when the Montgomery Merger Certificate has been accepted for filing by the office of the Secretary of State of the State of Delaware or at such other subsequent date or time as Acquiror and the Company may agree in writing and specify in the Montgomery Merger Certificate in accordance with the DRULPA and the DLLCA. The time at which the Montgomery Merger becomes effective is referred to as the "Montgomery Effective Time."

     SECTION 2.4.  Effects of the Mergers.

     (a) The REIT Merger shall have the effects set forth herein and in the applicable provisions of the Maryland REIT Law. Without limiting the generality of the foregoing sentence, and subject thereto, at the REIT Effective Time, all the properties, rights, privileges, powers and franchises of the Company and REIT Merger Sub shall vest in the Surviving Entity, and all debts, liabilities and duties of the Company and REIT Merger Sub shall become the debts, liabilities and duties of the Surviving Entity.

     (b) The OP Merger shall have the effects set forth herein and in the applicable provisions of the DRULPA and the DLLCA. Without limiting the generality of the foregoing sentence, and subject thereto, at the OP Effective Time, all properties, rights, privileges, powers and franchises of the Operating Partnership and OP Merger Sub shall vest in the Surviving OP Partnership, and all debts, liabilities and duties of the Operating Partnership and OP Merger Sub shall become the debts, liabilities and duties of the Surviving OP Partnership.

     (c) The Montgomery Merger shall have the effects set forth herein and in the applicable provisions of the DRULPA and the DLLCA. Without limiting the generality of the foregoing sentence, and subject thereto, at the Montgomery Effective Time, all properties, rights, privileges, powers and franchises of Montgomery and Montgomery Merger Sub shall vest in the Surviving Montgomery Partnership, and all debts, liabilities and duties of Montgomery and Montgomery Merger Sub shall become the debts, liabilities and duties of the Surviving Montgomery Partnership.

     SECTION 2.5. Surviving Entity's Organizational Documents. Effective upon and as part of the REIT Merger, (i) the declaration of trust of REIT Merger Sub in effect immediately prior to the REIT Effective Time shall be the declaration of trust of the Surviving Entity from and after the REIT Effective Time until thereafter changed or amended as provided therein or in accordance with the Maryland REIT Law, and (ii) the bylaws of REIT Merger Sub in effect immediately prior to the REIT Effective Time shall be the bylaws of the Surviving Entity from and after the REIT Effective Time (the "Surviving Bylaws") until thereafter changed or amended as provided therein or in accordance with the Maryland REIT Law.

     SECTION 2.6.  Surviving OP Partnership's Organizational
Documents. Effective upon and as part of the OP Merger, (i) the certificate of limited partnership of the Operating Partnership in effect immediately prior to the OP Effective Time shall be amended and restated in the form attached hereto as Exhibit A (the "Amended and Restated LP Certificate"), which shall be the certificate of limited partnership of the Surviving OP Partnership from and after the OP Effective Time until thereafter changed or amended as provided therein or in accordance with the DRULPA, and (ii) the Operating Partnership Agreement in effect immediately prior to the OP Effective Time shall be the partnership agreement of the Surviving OP Partnership from and after the OP Effective Time (the "Surviving OP Agreement") until thereafter changed or amended as provided therein or in accordance with applicable Law.

     SECTION 2.7.  Surviving Montgomery Partnership's Organizational
Documents. Effective upon and as part of the Montgomery Merger, (i) the certificate of limited partnership of Montgomery in effect immediately prior to the Montgomery Effective Time shall be the certificate of limited partnership of the Surviving Montgomery Partnership from and after the Montgomery Effective Time until thereafter changed or amended as provided therein or in accordance with the DRULPA, and (ii) the Montgomery Partnership Agreement in effect immediately prior to the Montgomery Effective Time shall be the partnership agreement of the Surviving Montgomery Partnership from and after the Montgomery Effective Time (the "Surviving

Montgomery Agreement") until thereafter changed or amended as provided therein or in accordance with applicable Law.

     SECTION 2.8. Officers of the Surviving Entity. The officers of the Company immediately prior to the REIT Effective Time shall be, from and after the REIT Effective Time, the officers of the Surviving Entity until their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the Surviving Bylaws and the Maryland REIT Law.

     SECTION 2.9. Officers of the Surviving OP Partnership. The officers of the Operating Partnership immediately prior to the OP Effective Time shall be, from and after the OP Effective Time, the officers of the Surviving OP Partnership until their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the Surviving OP Agreement and the DRULPA.

     SECTION 2.10. Officers of the Surviving Montgomery Partnership. The officers of Montgomery immediately prior to the Montgomery Effective Time shall be, from and after the Montgomery Effective Time, the officers of the Surviving Montgomery Partnership until their successors are duly elected and qualified or until their earlier death, resignation or removal in accordance with the Surviving Montgomery Agreement and the DRULPA.

                                  ARTICLE III

                    EFFECT OF THE MERGERS ON COMMON SHARES,
                 PREFERRED SHARES, COMPANY OPTIONS, MEMBERSHIP
                        INTERESTS AND PARTNERSHIP UNITS

     SECTION 3.1.  Effect of REIT Merger on Common Shares and Preferred
Shares. At the REIT Effective Time, by virtue of the REIT Merger and without any action on the part of any of the Purchaser Parties, the Company, the holders of any common shares of beneficial interest, par value $0.01 per share, of the Company (the "Common Shares") or the holders of any preferred shares of beneficial interest, par value $0.01 per share, of the Company:

          (a) Conversion of Common Shares. Each Common Share (other than the Excluded Shares) issued and outstanding immediately prior to the REIT Effective Time (including all Common Shares issued after the date of this Agreement and prior to the REIT Effective Time) shall be converted automatically into the right to receive $23.50 (as adjusted to reflect adjustments in the Common Share Merger Consideration pursuant to Section 5.1(b)(i)) in cash, without interest (the aggregate of such amounts hereinafter referred to as the "Common Share Merger Consideration"). At the REIT Effective Time, all Common Shares converted into the right to receive the Common Share Merger Consideration shall be cancelled automatically and shall cease to exist, and the holders of certificates which immediately prior to the REIT Effective Time evidenced such Common Shares (the "Common Share Certificates") shall cease to have any rights with respect to the Common Shares, other than the right to receive the Common Share Merger Consideration per share (without any interest being payable thereon) to be paid in consideration therefor upon surrender of the Common Share Certificates in accordance with Section 3.8.

          (b) Conversion of Series B-1 Preferred Shares.

             (i) Each Series B-1 Preferred Share (other than the Excluded Shares) issued and outstanding immediately prior to the REIT Effective Time (including all Series B-1 Preferred Shares issued after the date of this Agreement and prior to the REIT Effective Time) shall be converted automatically into one New Series B-1 Preferred Share (the aggregate of such shares hereinafter referred to as the "Preferred B Merger Consideration").

             (ii) Each share certificate that immediately prior to the REIT Effective Time evidenced Series B-1 Preferred Shares (each, a "Preferred B Certificate" and collectively, the "Preferred B Certificates") shall, from and after the REIT Effective Time, automatically and without the necessity of presenting the same for exchange, evidence that number of New Series B-1 Preferred Shares into which the shares evidenced by such certificate shall have been converted pursuant to the provisions of this Section 3.1(b). Each Person holding of record a Preferred B Certificate shall receive, upon surrender of such certificate or certificates, a new certificate evidencing and representing the number of New Series B-1 Preferred Shares into which such Person's Series B-1 Preferred Shares shall have been converted.

          (c) Conversion of Series E Preferred Shares. Each Series E Preferred Share (other than the Excluded Shares) issued and outstanding immediately prior to the REIT Effective Time (including all Series E Preferred Shares issued after the date of this Agreement and prior to the REIT Effective
     Time) shall be converted automatically into the right to receive $25.00 (plus all accrued and unpaid distributions (whether or not declared) existing prior to the REIT Effective Time) in cash, without interest (the aggregate of such amounts hereinafter referred to as the "Preferred E Merger Consideration"). At the REIT Effective Time, all Series E Preferred Shares converted into the right to receive the Preferred E Merger Consideration shall be cancelled automatically and shall cease to exist, and the holders of certificates which immediately prior to the REIT Effective Time evidenced such Series E Preferred Shares (the "Preferred E Certificates") shall cease to have any rights with respect to the Series E Preferred Shares, other than the right to receive the Preferred E Merger Consideration per share (without any interest being payable thereon) to be issued in consideration therefor upon surrender of the Preferred E Certificates in accordance with Section 3.8.

          (d) Cancellation of Certain Common Shares and Preferred Shares. Each Common Share and Preferred Share issued and outstanding and owned by any Company Subsidiary, or by the Purchaser Parties or any of their respective Subsidiaries, immediately prior to the REIT Effective Time (collectively, the "Excluded Shares") shall be cancelled automatically and shall cease to exist, without payment of any consideration being made in respect thereof.

          (e) Dissenters' Rights. No dissenters' or objectors' rights to appraisal or similar rights shall be available with respect to the REIT Merger.

     SECTION 3.2.  Company Options.

     (a) The Company shall take all actions necessary to assure that, as of the REIT Effective Time, each option to acquire Common Shares (each, a "Company Option") issued under the Company Stock Option Plans or otherwise and outstanding immediately prior to the REIT Effective Time, whether or not then exercisable or vested, by virtue of the REIT Merger and without any further action on the part of the Purchaser Parties, the Company or the holder of that Company Option, shall be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product of (x) the excess, if any, of the Common Share Merger Consideration per share over the exercise or purchase price per share of such Company Option, and (y) the number of Common Shares subject thereto (the aggregate of such amounts hereinafter referred to as the "Option Merger Consideration"). The payment of the Option Merger Consideration to the holder of a Company Option shall be reduced by any income or employment Tax withholding required under (i) the Code or (ii) any applicable state, local or foreign Tax Laws. To the extent that amounts are so withheld, such withheld amounts shall be timely paid to the appropriate tax authority and shall be treated for all purposes under this Agreement as having been paid to the holder of that Company Option. At the REIT Effective Time, all Company Options shall be cancelled and each Company Stock Option Plan shall terminate. The Company shall take such actions as are necessary to ensure that each Company Stock Option Plan shall terminate as of the REIT Effective Time. The Option Merger Consideration paid with respect to Company Options in accordance with this Section 3.2(a) shall be deemed to have been paid in full satisfaction of all rights pertaining to the cancelled Company Options and on and after the REIT Effective Time the holder of a Company Option shall have no further rights to exercise any Company Option. All administrative and other rights and authorities granted under the Company Stock Option Plans to the Company, the Company Board or any committee or designee thereof, shall, following the REIT Effective Time, reside with the Surviving Entity. Notwithstanding the foregoing, if the exercise price per share or unit provided for in any Company Option exceeds the Common Share Merger Consideration per share, at the REIT Effective Time, such Company Option shall be cancelled and no cash shall be paid with regard to such Company Option to the holder of such Company Option. The Option Merger Consideration shall be paid by the Surviving Entity to the holders of cancelled Company Options promptly following the REIT Effective Time but in no event later than five (5) Business Days after the Closing Date.

     (b) The Company shall take all actions necessary to cause dispositions of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement by each individual that is an officer or trustee of the Company to be exempt from Section 16(b) of the Exchange Act under Rule 16b-3 under the Exchange Act in accordance with the Skadden No-Action Letter.

     SECTION 3.3. Restricted Shares. The Company shall take all actions necessary so that as of the REIT Effective Time, each restricted Common Share granted by the Company Board which as of the Closing Date is issued and outstanding but not vested shall fully vest. At the REIT Effective Time, each issued and outstanding restricted Common Share shall be converted into the right to receive the Common Share Merger Consideration per share as provided in
Section 3.1(a).

     SECTION 3.4. Adjustments to REIT Merger Consideration. If, during the period between the date of this Agreement and the REIT Effective Time, any change in the outstanding Company Shares shall occur, including, but not limited to, by reason of any reclassification, recapitalization, share dividend, share split, reverse split or combination, exchange or readjustment of Company Shares, or any share dividend thereon with a record date during such period (but not as a result of (x) the exercise of outstanding Company Options, (y) the redemption of any outstanding OP Common Units or Montgomery LP Units for Common Shares or
(z) the conversion of Series B-1 Preferred Shares into Common Shares, the amount per share to be paid to holders of Company Shares as the REIT Merger Consideration and the holders of Company Options as the Option Merger Consideration shall be appropriately adjusted.

     SECTION 3.5. Effect of the REIT Merger on REIT Merger Sub Shares. As of the REIT Effective Time, by virtue of the REIT Merger and without any action on the part of any holder of common shares of beneficial interest, par value $0.01 per share, of REIT Merger Sub (the "REIT Merger Sub Common Shares"), each REIT Merger Sub Common Share issued and outstanding immediately prior to the REIT Effective Time (including all REIT Merger Sub Common Shares issued after the date of this Agreement and prior to the REIT Effective Time) shall be converted into one issued and outstanding common share of the Surviving Entity and shall constitute the only outstanding common shares of the Surviving Entity.

     SECTION 3.6.  Effect of the OP Merger on the Operating Partnership
Units. At the OP Effective Time, by virtue of the OP Merger and without any action on the part of any of the Purchaser Parties, the Operating Partnership or the holders of any of the outstanding equity interests of OP Merger Sub or the Operating Partnership Units or any other Person:

          (a) Conversion of OP Common Units. Each OP Common Unit issued and outstanding immediately prior to the OP Effective Time shall be converted automatically into the right to receive $23.50 (as adjusted to reflect adjustments to the OP Merger Consideration pursuant to Section 5.1(b)(i)) in cash, without interest (the aggregate of such amounts hereinafter referred to as the "OP Common Units Merger Consideration"). At the OP Effective Time, all OP Common Units converted into the right to receive the OP Common Units Merger Consideration shall be cancelled automatically and shall cease to exist, and the holders of certificates which immediately prior to the OP Effective Time represented OP Common Units (the "OP Common Certificates") shall cease to have any rights with respect to the OP Common Units, other than the right to receive the OP Common Units Merger Consideration per unit (without any interest being payable thereon) to be issued in consideration therefor upon surrender of the OP Common Certificates in accordance with Section 3.8.

          (b) Conversion of OP Preferred Units.

             (i) Class B-1 Preferred Units. Each Class B-1 Preferred Unit issued and outstanding immediately prior to the OP Effective Time (including all Class B-1 Preferred Units issued after the date of this Agreement and prior to the OP Effective Time), shall be converted automatically into the right to receive $25.00 (plus all accrued and unpaid distributions (whether or not declared) existing prior to the OP Effective Time) in cash, without interest (the aggregate of such amounts hereinafter referred to as the "B-1 Preferred Units Merger Consideration"). At the OP Effective

        Time, all Class B-1 Preferred Units converted into the right to receive the B-1 Preferred Units Merger Consideration shall be cancelled automatically and shall cease to exist, and the holders of certificates which immediately prior to the OP Effective Time evidenced such Class B-1 Preferred Units (the "OP B-1 Preferred Certificates") shall cease to have any rights with respect to the Class B-1 Preferred Units, other than the right to receive the B-1 Preferred Units Merger Consideration per unit (without any interest being payable thereon) to be issued in consideration therefor upon surrender of the OP B-1 Preferred Certificates in accordance with Section 3.8.

             (ii) Class E Preferred Units. Each Class E Preferred Unit issued and outstanding immediately prior to the OP Effective Time (including all Class E Preferred Units issued after the date of this Agreement and prior to the OP Effective Time), shall be converted automatically into the right to receive $25.00 (plus all accrued and unpaid distributions (whether or not declared) existing prior to the OP Effective Time) in cash, without interest (the aggregate of such amounts hereinafter referred to as the "E Preferred Units Merger Consideration"). At the OP Effective Time, all Class E Preferred Units converted into the right to receive the E Preferred Units Merger Consideration shall be cancelled automatically and shall cease to exist, and the holders of certificates which immediately prior to the OP Effective Time evidenced such Class E Preferred Units (the "OP E Preferred Certificates") shall cease to have any rights with respect to the Class E Preferred Units, other than the right to receive the E Preferred Units Merger Consideration per unit (without any interest being payable thereon) to be issued in consideration therefor upon surrender of the OP E Preferred Certificates in accordance with Section 3.8.

          (c) Conversion of Limited Liability Company Interests of OP Merger Sub. Each limited liability company interest in OP Merger Sub issued and outstanding immediately prior to the OP Effective Time shall be converted into one unit of common partnership interest in the Surviving OP Partnership, and the members of OP Merger Sub immediately prior to the OP Effective Time shall automatically be admitted as partners of the Surviving OP Partnership from and after the OP Effective Time with the managing member of OP Merger Sub immediately prior to the OP Effective Time being the new general partner of the Surviving OP Partnership and the non-managing member of OP Merger Sub immediately prior to the OP Effective Time being the new limited partner of the Surviving OP Partnership.

          (d) Dissenters' Rights. No dissenters' or objectors' rights to appraisal or similar rights shall be available with respect to the OP Merger.

          (e) Adjustments to OP Merger Consideration. If, during the period between the date of this Agreement and the OP Effective Time, any change in the outstanding Operating Partnership Units shall occur, including, but not limited to, by reason of any reclassification, recapitalization, equity distribution, equity split, reverse split or combination, exchange or readjustment of Operating Partnership Units, or any equity distribution thereon with a record date during such period (but not as a result of the redemption of any outstanding OP Common Units for Common Shares), the amount per Operating Partnership Unit to be paid to holders of Operating Partnership Units as the OP Merger Consideration shall be appropriately adjusted.

     SECTION 3.7.  Effect of the Montgomery Merger on the Montgomery OP
Units. At the Montgomery Effective Time, by virtue of the Montgomery Merger and without any action on the part of any of the Purchaser Parties, Montgomery or the holders of any of the outstanding equity interests of Montgomery Merger Sub or the Montgomery OP Units or any other Person:

          (a) Montgomery LP Units.

             (i) Conversion of Montgomery LP Units. Each Montgomery LP Unit (other than the Excluded Montgomery LP Units) issued and outstanding immediately prior to the Montgomery Effective Time (such Montgomery LP Units are each hereinafter referred to as an "Eligible Montgomery LP Unit" and collectively, as the "Eligible Montgomery LP Units"), shall be converted automatically into the right to receive $23.50 (as adjusted to reflect adjustments to the Montgomery Merger Consideration pursuant to
        Section 5.1(b)(i)) in cash, without interest (the aggregate of such amounts hereinafter referred to as the "Montgomery Merger Consideration"). At the Montgomery Effective Time, all Eligible Montgomery LP Units converted into the right to receive the Montgomery Merger Consideration shall be cancelled automatically and shall cease to exist, and the holders of certificates which immediately prior to the Montgomery Effective Time represented Eligible Montgomery LP Units (the "Montgomery Certificates") shall cease to have any rights with respect to the Eligible Montgomery LP Units, other than the right to receive the Montgomery Merger Consideration per unit (without any interest being payable thereon) to be issued in consideration therefor upon surrender of the Montgomery Certificates in accordance with Section 3.8.

             (ii) Cancellation of Certain Montgomery LP Units. Each Montgomery LP Unit issued and outstanding and owned by the Company or any Company Subsidiary, or by the Purchaser Parties, or any of their respective Subsidiaries, immediately prior to the Montgomery Effective Time (collectively, the "Excluded Montgomery LP Units") shall be cancelled automatically and shall cease to exist, without payment of any consideration being made in respect thereof.

          (b) Montgomery GP Units. The Montgomery Merger shall have no effect on the outstanding Montgomery GP Units and at and after the Montgomery Effective Time, the Montgomery GP Units outstanding immediately prior to the Montgomery Effective Time shall continue to be outstanding GP Units of the Surviving Montgomery Partnership.

          (c) Conversion of Limited Liability Company Interests of Montgomery Merger Sub. Each limited liability company interest in Montgomery Merger Sub issued and outstanding immediately prior to the Montgomery Effective Time shall be converted into one unit of common limited partner interest in the Surviving Montgomery Partnership, and the members of the Montgomery Merger Sub immediately prior to the Montgomery Effective Time shall be automatically admitted as limited partners of the Surviving Montgomery Partnership from and after the Montgomery Effective Time.

          (d) Dissenters' Rights. No dissenters' or objectors' rights to appraisal or similar rights shall be available with respect to the Montgomery Merger.

          (e) Adjustments to Montgomery Merger Consideration. If, during the period between the date of this Agreement and the Montgomery Effective Time, any change in the outstanding Montgomery LP Units shall occur, including, but not limited to, by reason of any reclassification, recapitalization, equity distribution, equity split, reverse split or combination, exchange or readjustment of Montgomery LP Units, or any equity distribution thereon with a record date during such period (but not as a result of the redemption of any outstanding Montgomery LP Units for Common Shares), the amount per Montgomery LP Unit to be paid to holders of Eligible Montgomery LP Units as the Montgomery Merger Consideration shall be appropriately adjusted.

     SECTION 3.8.  Surrender of Certificates.

     (a) Paying Agent. Prior to the OP Effective Time, the Purchaser Parties and the Company Parties shall select a mutually acceptable bank or trust company to act as the paying agent in the Mergers and the liquidation of REIT Merger Sub (the "Paying Agent"). The Purchaser Parties shall enter into a paying agent agreement with the Paying Agent prior to the OP Effective Time in a form reasonably satisfactory to the Company (the "Paying Agent Agreement").

     (b) Payments. Immediately following the Effective Time, the Purchaser Parties shall deposit, or cause to be deposited, with the Paying Agent for exchange and payment in accordance with this Section 3.8(b), an amount in cash sufficient to deliver, for the benefit of the holders of the Common Shares, the Series E Preferred Shares, the Operating Partnership Units and the Eligible Montgomery LP Units for exchange in accordance with this Article III, the aggregate REIT Merger Consideration, OP Merger Consideration and the Montgomery Merger Consideration. The Paying Agent shall, pursuant to irrevocable instructions given by Acquiror, deliver the Merger Consideration contemplated to be paid pursuant to Article III of this Agreement out of the funds to be delivered to it as provided in this Agreement and, subject to Section 3.8(f), such funds shall not be used for any other purpose except as permitted under this Section 3.8(b). Any and all interest earned on any funds provided to the Paying Agent by the Purchaser Parties pursuant to this Section 3.8(b) shall be paid to the Surviving Entity. Subject to the obligations of the Purchaser Parties under this Article III, pending the distribution of funds provided to the Paying Agent pursuant to this Section 3.8(b), the Paying Agent shall invest such funds as directed by Acquiror in accordance with the Paying Agent Agreement. Any interest and other income resulting from such investment shall be deemed property of, and shall be paid promptly to, the Surviving Entity.

     (c) Payment Procedures.

          (i) Letter of Transmittal. As of or promptly after the Effective Time, the Surviving Entity shall cause the Paying Agent to mail to each holder of record of a Certificate at the Effective Time (A) a letter of transmittal in customary form specifying that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon proper delivery of the Certificates to the Paying Agent and which letter shall be in such form and have such other provisions (including provisions for the delivery of certificates of non-foreign status) as Acquiror shall reasonably specify and (B) instructions for surrendering the Certificates.

          (ii) Surrender of Certificates. Upon surrender of a Certificate for cancellation to the Paying Agent or such agent or agents as Acquiror may designate, together with a duly executed letter of transmittal and any other documents reasonably required by the Paying Agent (including, if applicable, duly executed certificates of non-foreign status), the holder of such Certificate shall be entitled to receive in exchange therefor the applicable Merger Consideration payable in respect of the equity interests evidenced by such Certificate less any required withholding of Taxes in accordance with Section 3.8(e). Any Certificates so surrendered shall be cancelled immediately. No interest shall accrue or be paid on any amount payable upon surrender of the Certificates.

          (iii) Unregistered Transferees. If any Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate is registered, then the Merger Consideration may be paid to such a transferee so long as (A) the surrendered Certificate is accompanied by all documents reasonably required to evidence and effect such transfer and (B) the Person requesting such payment (1) pays any applicable transfer Taxes or (2) establishes to the reasonable satisfaction of the Paying Agent that such Taxes have already been paid or are not applicable.

          (iv) No Other Rights. Until surrendered in accordance with this
     Section 3.8(c), each Certificate shall be deemed, except as provided in this Agreement or by applicable Law, from and after the Effective Time, to represent for all purposes solely the right to receive the applicable Merger Consideration in accordance with the terms hereof. Payment of the applicable Merger Consideration upon the surrender of any Certificate shall be deemed to have been paid in full satisfaction of all rights pertaining to that Certificate and the equity interests formerly evidenced by it.

     (d) No Further Transfers. Upon and after the REIT Effective Time, the share transfer books of the Company shall be closed and there shall be no further registration of transfers of any Company Shares that were outstanding immediately prior to the REIT Effective Time. If, after the REIT Effective Time, Certificates evidencing Company Shares that were outstanding immediately prior to the REIT Effective Time are presented to the Surviving Entity for any reason, they shall be cancelled and exchanged for cash as provided in this Article III, or, in the case of Series B-1 Preferred Shares, New Series B-1 Preferred Shares as provided in Section 3.1(b)(ii). Upon and after the OP Effective Time, the unit transfer books of the Operating Partnership shall be closed and there shall be no further registration of transfers of any Operating Partnership Units that were outstanding immediately prior to the OP Effective Time. If, after the OP Effective Time, Certificates evidencing Operating Partnership Units that were outstanding immediately prior to the OP Effective Time are presented to the Surviving Entity or the Surviving OP Partnership for any reason, they shall be cancelled and exchanged for cash as provided in this Article III. Upon and after the Montgomery Effective Time, the unit transfer books of Montgomery shall be closed and there shall be no further registration of transfers of any Montgomery OP Units that were outstanding immediately prior to the Montgomery Effective Time. If, after the Montgomery Effective Time, Certificates evidencing Eligible Montgomery LP Units that were outstanding immediately prior to the Montgomery Effective Time are presented to the Surviving Entity or the Surviving Montgomery Partnership for any reason, they shall be cancelled and exchanged for cash as provided in this
Article III.

     (e) Required Withholding. The Purchaser Parties and the Paying Agent shall be entitled to deduct and withhold from any Merger Consideration payable under this Agreement such amounts as may be required to be deducted or withheld therefrom under (i) the Code or (ii) any applicable state, local or foreign Tax Laws. To the extent that amounts are so deducted and withheld, such amounts shall be timely paid to the appropriate taxing authority and shall be treated for all purposes under this Agreement as having been paid to the Person in respect of which such deduction and withholding was made. The Purchaser Parties shall be responsible for any real estate or real property transfer taxes imposed on any holder of Common Shares, any holder of OP Common Units and any holder of Montgomery LP Units as a result of the Mergers.

     (f) No Liability. Neither the Purchaser Parties nor the Paying Agent shall be liable to any holder of Certificates for any amount properly paid by the Paying Agent or delivered to a public official under any applicable abandoned property, escheat or similar Law.

     (g) Termination of Payment Funds. Any portion of the funds delivered to the Paying Agent pursuant to Section 3.8(b) that remains unclaimed by the holders of Certificates six (6) months after the Effective Time shall be delivered by the Paying Agent to the Surviving Entity upon demand, which shall hold such amounts for the holders of Certificates. Any holder of Certificates who has not complied with this Article III shall look thereafter only to the Surviving Entity for payment of the applicable Merger Consideration, without interest on such Merger Consideration, and only as general creditors thereof. In addition, if any Certificate has not been surrendered by the earlier of (i) the fifth (5(th)) anniversary of the Closing Date and (ii) the date immediately prior to the date on which the cash amount that such Certificate represents the right to receive would otherwise escheat to or become the property of any Governmental Entity, then such cash amount shall, to the extent permitted by applicable Law, become the property of the Surviving Entity, free and clear of all claims or interest of any Person previously entitled thereto.

     (h) Lost, Stolen or Destroyed Certificates. If any Certificate is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Entity, the posting by such Person of a bond in such reasonable and customary form and amount as the Surviving Entity may direct as indemnity against any claim that may be made against the Surviving Entity with respect to the alleged loss, theft or destruction of such Certificate, the Paying Agent shall pay the applicable Merger Consideration to such Person in exchange for such lost, stolen or destroyed Certificate.

     (i) Preferred B Merger Consideration. Anything herein to the contrary notwithstanding, (1) this Section 3.8 (other than Section 3.8(d)) shall not apply to the Series B-1 Preferred Shares, the Preferred B Certificates or the Preferred B Merger Consideration and (2) for purposes of, and wherever used in, this Section 3.8 (other than Section 3.8(d)) only, the term "Certificate" shall be deemed to exclude any Preferred B Certificate, the term "Company Shares" shall be deemed to exclude the Series B-1 Preferred Shares, and the terms "REIT Merger Consideration" and "Merger Consideration" shall be deemed to exclude the Preferred B Merger Consideration.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     SECTION 4.1.  Representations and Warranties of the Company
Parties. Except as set forth (i) in the disclosure schedule delivered by the Company Parties to the Purchaser Parties prior to or concurrently with the execution of this Agreement (the "Company Parties Disclosure Schedule"), which
Schedule identifies the Section (or, if applicable, subsection) to which such exception relates (provided that any disclosure in the Company Parties Disclosure Schedule relating to one section or subsection shall also apply to other sections and subsections to the extent that it is reasonably apparent that such disclosure would also apply to or qualify such other sections and subsections), or (ii) in the Company SEC Documents filed prior to the date hereof, the Company Parties represent and warrant to the Purchaser Parties as follows:

          (a) Organization, Standing and Trust Power of the Company. The Company is duly organized, validly existing as a Maryland real estate investment trust and in good standing under the Laws of the State of Maryland and has the requisite trust power, authority and all licenses, permits and authorizations necessary to own, lease and operate its properties and other assets and to carry on its business as now being conducted. The Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of the business it is conducting, or the ownership, operation or leasing of its properties and other assets or the management of properties for others makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, has not had, and would not reasonably be expected to have, a Company Material Adverse Effect. The Company has heretofore made available to Acquiror complete and correct copies of the Company's Amended and Restated Declaration of Trust, as supplemented as of the date hereof (the "Company Charter"), and the amended and restated bylaws (the "Company Bylaws"). The Company Charter and the Company Bylaws are each currently in full force and effect as of the date hereof. Each jurisdiction in which the Company is qualified or licensed to do business and each assumed name under which it conducts business in any jurisdiction are identified in Section 4.1(a) of the Company Parties Disclosure Schedule.

          (b) Company Subsidiaries; Interests in Other Persons.

             (i) Each Company Subsidiary that is a corporation is duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of incorporation and has the requisite corporate power, authority and all licenses, permits and authorizations necessary to own, lease and operate its properties and other assets and to carry on its business as now being conducted, except where the failure to have such licenses, permits and authorizations, individually or in the aggregate, has not had, or would not reasonably be expected to have, a Company Material Adverse Effect. Each Company Subsidiary, including the Operating Partnership and Montgomery, that is a partnership, limited liability company or trust is duly formed or created, validly existing and in good standing under the Laws of its jurisdiction of formation or creation and has the requisite power, authority and all licenses, permits and authorizations necessary to own, lease and operate its properties and to carry on its business as now being conducted, except where the failure to have such licenses, permits and authorizations, individually or in the aggregate, has not had, or would not reasonably be expected to have, a Company Material Adverse Effect. Each Company Subsidiary, including the Operating Partnership and Montgomery, is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the nature of its business or the ownership, operation or leasing of its properties and other assets or the management of properties for others makes such qualification or licensing necessary, other than in such jurisdictions where the failure to be so qualified or licensed, individually or in the aggregate, has not had, or would not reasonably be expected to have a Company Material Adverse Effect. All outstanding shares of stock of each Company Subsidiary that is a corporation have been duly authorized, are validly issued, fully paid and nonassessable, and are not subject to any preemptive rights and are owned by the Company and/or another Company Subsidiary, and are so owned free and clear of all Liens and are not subject to any option or right to purchase any such shares of stock. All equity interests in each Company Subsidiary, including the Operating Partnership and Montgomery, that is a partnership, limited liability company, trust or other entity have been duly authorized and are validly issued and, in each case of such equity interests that are indicated on
        Section 4.1(b)(i) of the Company Parties Disclosure Schedule as owned by the Company and/or another Company Subsidiary, are owned by the Company and/or another Company Subsidiary and are so owned free and clear of all Liens and are not subject to any option or right to purchase any such equity interest. The Company Parties have heretofore made available to each of the Purchaser Parties complete and correct copies of the charter, bylaws or other organizational documents of each of the Company Subsidiaries, each as amended to date and each as currently in full force and effect. Section 4.1(b)(i) of the Company Parties Disclosure Schedule sets forth (A) all Company Subsidiaries and their respective jurisdictions of incorporation or formation or creation, (B) each owner and the respective amount of such owner's equity interest in each Company Subsidiary and (C) a list of each jurisdiction in which each Company Subsidiary is qualified or licensed to do business and each assumed name under which each such Company Subsidiary conducts business in any jurisdiction.

             (ii) Section 4.1(b)(ii) of the Company Parties Disclosure Schedule sets forth the name and jurisdiction of each Person that is not a Company Subsidiary but in which the Company, directly or indirectly, holds an equity interest (each, a "Company Joint Venture" and collectively, the "Company Joint Ventures"). All of the Company's interests in the Company Joint Ventures are owned, directly or indirectly, by the Company or by one or more of the Company Subsidiaries, in each case free and clear of all Liens. Neither the Company nor any Company Subsidiary has a contractual obligation, contingent or otherwise, to fund or participate in the debts of any Company Joint Venture, which as of the date of this Agreement, has not been funded.

             (iii) Section 4.1(b)(iii) of the Company Parties Disclosure Schedule sets forth the name of each Person that holds, directly or indirectly, an equity interest in any Company Subsidiary (other than the Operating Partnership and Montgomery), which Person is not the Company or another Company Subsidiary, and the type and amount of equity interest held by each such Person.

          (c) Capital Structure.

             (i) Shares of Beneficial Interest.

                (A) As of the date of this Agreement, the authorized shares of beneficial interest of the Company consists of (1) 93,483,845 Common Shares and (2) 6,516,155 preferred shares of beneficial interest. Shares of the Company's preferred shares of beneficial interest have been designated as set forth in Section 4.1(c)(i)(A) of the Company Parties Disclosure Schedule.

                (B) As of the date of this Agreement, (1) 24,443,680 Common Shares are issued and outstanding, (2) no shares of Series A-1 Preferred Shares and Series D Preferred Shares are issued and outstanding, (3) 1,176,040 Series B-1 Preferred Shares are issued and outstanding, and (4) 2,800,000 Series E Preferred Shares are issued and outstanding.

                (C) As of the date of this Agreement, (1) (i) 273,845 Common Shares are reserved for issuance upon exercise of outstanding Company Options, (ii) no additional Common Shares are reserved for issuance under the Kramont Realty Trust Executive Officer Stock Option Plan (the "Company EO Stock Option Plan"), (iii) 305,000 additional Common Shares are reserved for issuance under the Kramont Realty Trust 1997 Stock Option Plan (the "Company 1997 Stock Option Plan"), (iv) 100,000 additional Common Shares are reserved for issuance under the Kramont Realty Trust Non-Employee Director 1998 Stock Option Plan (the "Company Non-Employee Director Stock Option Plan"), (v) no additional Common Shares are reserved for issuance under the Kranzco Realty Trust 1992 Employee Share Option Plan (the "Company 1992 Employee Option Plan"), (vi) no additional Common Shares are reserved for issuance under the Kranzco Realty Trust 1992 Trustee Share Option Plan (the "Company 1992 Trustee Option Plan"), (vii) 936,378 additional Common Shares are reserved for issuance under the Kranzco Realty Trust 1995 Incentive Plan (the "Company 1995 Incentive Plan") and (viii) 521,909 additional Common Shares are reserved for issuance under the Kramont Realty Trust 2000 Incentive Plan (the "2000 Incentive Plan," and collectively with the Company EO Stock Option Plan, the Company 1997 Stock Option Plan, the 1992 Employee Option Plan, the 1992 Trustee Option Plan, the 1995 Incentive Plan and the Company Non-Employee Director Stock Option Plan, the "Company Stock Option Plans"), (2) 1,653,879 Common Shares are reserved for issuance upon redemption of outstanding OP Common Units for Common Shares pursuant to the Operating Partnership Agreement and (3) 12,272 Common Shares are reserved for issuance upon redemption of outstanding Montgomery LP Units. As of the date of this Agreement, Company Options to purchase 273,845 Common Shares are issued and outstanding. There are no outstanding Company Options that were not issued under one of the Company Stock Option Plans.

                (D) Except as disclosed in Sections 4.1(c)(i)(A)-(C), there are issued and outstanding or reserved for issuance: (1) no shares or units of beneficial interest or other voting securities of the Company or any Company Subsidiary; (2) no restricted Company Shares, performance share awards or dividend equivalent rights relating to the equity interests of the Company, the Operating Partnership or Montgomery; (3) no securities of the Company or any Company Subsidiary or securities or assets of any other entity convertible into or exchangeable for shares of beneficial interest, or other voting securities of the Company or any Company Subsidiary; and (4) no subscriptions, options, warrants, conversion rights, stock appreciation rights, calls, claims, rights of first refusal, rights (including preemptive rights), commitments, arrangements or agreements to which the Company or any Company Subsidiary is a party or by which it is bound in any case obligating the Company or any Company Subsidiary to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of beneficial interest or other voting securities of the Company or of any Company Subsidiary, or obligating the Company or any Company Subsidiary to grant, extend or enter into any such subscription, option, warrant, conversion right, stock appreciation right, call, right, commitment, arrangement or agreement. All outstanding Company Shares are, and all Company Shares reserved for issuance will be, upon issuance in accordance with the terms specified in the instruments or agreements pursuant to which they are issuable, duly authorized, validly issued, fully paid and nonassessable and not subject to or issued in violation of, any preemptive right, purchase option, call option, right of first refusal, subscription or any other similar right.

                (E) Other than the regular quarterly cash distributions declared by the Company Board on December 7, 2004, in respect of the Common Shares, the Series B-1 Preferred Shares and the Series E Preferred Shares and the corresponding cash distributions declared on December 7, 2004 by the general partner of the Operating Partnership in respect of the Operating Partnership Units and by the general partner of Montgomery in respect of Montgomery OP Units, (such distributions, the "2004 Fourth Quarter Distributions"), all dividends or distributions on securities of the Company or any Company Subsidiary that is not directly or indirectly wholly owned by the Company that have been declared or authorized prior to the date of this Agreement have been paid in full. The aggregate amount of the 2004 Fourth Quarter Distributions to Persons other than the Company or any Company Subsidiary is not more than $10,573,000.

             (ii) Operating Partnership Units.

                (A) As of the date of this Agreement, (1) 1 OP Common Unit owned by the general partner of the Operating Partnership in its capacity as a general partner of the Operating Partnership (the "GP Units"),
           (2) 26,097,560 OP Common Units in the Operating Partnership owned by limited partners of the Operating Partnership in their capacity as limited partners of the Operating Partnership (the "LP Units"), (3) no Class A OP Preferred Units in the Operating Partnership (the "Class A Preferred Units"), (4) 1,176,040 Class B-1 OP Preferred Units in the Operating Partnership (the "Class B-1 Preferred Units"),
           (5) no Class D OP Preferred Units in the Operating Partnership (the "Class D Preferred Units") and (6) 2,800,000 Class E Preferred Units (the "Class E Preferred Units") are validly issued and outstanding and are not subject to preemptive rights, and any capital contribution required to be made by the holders thereof has been made.

                (B) The Company is the sole general partner of the Operating Partnership as of the date of this Agreement and holds (1) 1 GP Unit, representing 100% of the outstanding GP Units in the Operating Partnership, (2) 24,443,680 LP Units, representing approximately 93.7% of the outstanding LP Units, (3) no Class A Preferred Units,
           (4) 1,176,040 Class B-1 Preferred

           Units, representing 100% of the outstanding Class B-1 Preferred Units and (5) 2,800,000 Class E Preferred Units, representing 100% of the outstanding Class E Preferred Units. Section 4.1(c)(ii)(B) of the Company Parties Disclosure Schedule sets forth the name, number and class of GP Units, LP Units, Class A Preferred Units, Class B-1 Preferred Units and Class E Preferred Units held by each partner in the Operating Partnership.

                (C) As of the date of this Agreement, 8,423,422 partnership units in Montgomery owned by the general partner of Montgomery in its capacity as general partner of Montgomery (the "Montgomery GP Units") and 1,005,604 partnership units of Montgomery owned by limited partners of Montgomery in their capacity as limited partners of Montgomery ("Montgomery LP Units" and together with the Montgomery GP Units, the "Montgomery OP Units") are validly issued and outstanding and are not subject to preemptive rights, and any capital contribution required to be made by the holders thereof has been made. CV GP L.P., a Delaware limited partnership and a Company Subsidiary, is the sole general partner of Montgomery and, as of the date of this Agreement, holds 8,423,422 Montgomery GP Units, representing 100% of the outstanding Montgomery GP Units. CV Partner Holdings, L.P., a Delaware limited partnership and a Company Subsidiary, as of the date of this Agreement holds 994,326 Montgomery LP Units, representing approximately 98.88% of the outstanding Montgomery LP Units. Section 4.1(c)(ii)(C) of the Company Parties Disclosure Schedule sets forth the name, number and class of Montgomery OP Units held by each partner in Montgomery.

                (D) Each OP Common Unit and Montgomery LP Unit may, under certain circumstances and subject to certain conditions set forth in the Operating Partnership Agreement and the Second Amended and Restated Agreement of Limited Partnership of Montgomery (the "Montgomery Partnership Agreement"), be redeemed for cash or, at the election of the general partner, in lieu of cash redeemed for Common Shares on a one-for-one basis, subject to certain adjustments set forth in the Operating Partnership Agreement and the Montgomery Partnership Agreement. As of the date of this Agreement, no notice from any holder of Company Shares, OP Common Units or Montgomery LP Units has been received by the Company, the Operating Partnership or Montgomery of the exercise of any of the rights of redemption for cash set forth in this paragraph (D), which are not reflected in this
           Section 4.1(c)(ii)(D).

             (iii) Miscellaneous. Except as set forth in Section 4.1(c)(iii) of the Company Parties Disclosure Schedule, no holder of securities in the Company or any Company Subsidiary has any right to have such securities registered by the Company or any Company Subsidiary, as the case may be.

          (d) Authority; No Violations; Consents and Approval.

             (i) Each Company Party has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, subject (A) in the case of the Company solely with respect to the consummation of the REIT Merger, to the receipt of the Company Shareholder Approval and the acceptance for record of the Articles of Merger by the Maryland Department, (B) in the case of the Operating Partnership, solely with respect to the consummation of the OP Merger, to the Operating Partnership Actions and to the acceptance for record of the OP Merger Certificate by the Secretary of State of the State of Delaware and (C) in the case of Montgomery, solely with respect to the consummation of the Montgomery Merger, to the acceptance for record of the Montgomery Merger Certificate by the Secretary of State of the State of Delaware. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each Company Party, subject (I) in the case of the Company solely with respect to the consummation of the REIT Merger, to the receipt of the affirmative vote of the holders of Common Shares and Series B-1 Preferred Shares, voting together as a single class, casting at least a majority of the votes entitled to be cast (the "Company Shareholder Approval"), and (II) in the case of the

        Operating Partnership solely with respect to the consummation of the OP Merger, the requisite approval for the Operating Partnership Actions. The Company Board, at a meeting duly called and held, has, by unanimous vote of its trustees, (i) determined that this Agreement and the Mergers and the other transactions contemplated hereby are advisable, fair to and in the best interests of the Company, (ii) approved this Agreement and (iii) recommended that this Agreement be adopted by and the REIT Merger be approved by the holders of Common Shares and Series B-1 Preferred Shares. This Agreement, the REIT Merger and the Subsidiary Mergers and the other transactions contemplated hereby have been approved by the requisite vote of the outstanding units of partnership interest in the Operating Partnership (with respect to the REIT Merger and OP Merger) and in Montgomery (with respect to the REIT Merger and the Montgomery Merger), in each case in accordance with the Operating Partnership Agreement (with respect to the REIT Merger and the OP Merger) and the Montgomery Partnership Agreement (with respect to the REIT Merger and the Montgomery Merger), subject, in the case of the Operating Partnership solely with respect to the consummation of the OP Merger, to the requisite approval for the Operating Partnership Actions. This Agreement has been duly executed and delivered by each Company Party and, subject (1) in the case of the Company solely with respect to the consummation of the REIT Merger, to receipt of the Company Shareholder Approval and (2) in the case of the Operating Partnership solely with respect to the consummation of the OP Merger, the requisite approval for the Operating Partnership Actions, constitute valid and binding obligations of such Company Party, enforceable against such Company Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditors' rights and by the exercise of judicial discretion in accordance with general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

             (ii) Except (solely with respect to the consummation of the REIT Merger) for the Company Shareholder Approval, (solely with respect to the consummation of the OP Merger) for the requisite approval for the Operating Partnership Actions or (solely with respect to compensation or benefits) as otherwise set forth in Section 4.1(l)(vi) of the Company Parties Disclosure Schedule, the execution and delivery of this Agreement by each Company Party do not, and the consummation of the transactions contemplated hereby or thereby, and compliance with the provisions hereof or thereof, will not conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation, or the loss of a material benefit under, or give rise to a right of purchase under, result in the creation of any Lien upon any of the properties or assets of the Company or any of the Company Subsidiaries under, or require the notice, consent or approval of any third party or otherwise result in a material detriment or default to the Company or any of the Company Subsidiaries under, any provision of (A) the Company Charter or the Company Bylaws or any provision of the comparable charter or organizational documents of any of the Company Subsidiaries, (B) any loan or credit agreement, note, bond, mortgage, indenture, lease or other material agreement, instrument, permit, concession, franchise or license applicable to the Company or any of the Company Subsidiaries, or their respective material properties or assets or any guarantee by the Company or any of the Company Subsidiaries of any of the foregoing, (C) any employment, consulting or labor-related agreement or any joint venture or other ownership arrangement of any Company Party, or (D) assuming the consents, approvals, authorizations or permits and filings or notifications referred to in Section 4.1(d)(ii) are duly and timely obtained or made, the Company Shareholder Approval is obtained and the requisite approval for the Operating Partnership Actions is obtained, any Order or Law applicable to the Company or any of the Company Subsidiaries, or any of their respective properties or assets.

             (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from, any Governmental Entity, is required by or on behalf of any Company Party in connection with the execution and delivery of this Agreement by such Company Party or the consummation by such Company Party of the transactions contemplated hereby other than: (A) the acceptance for record of the Articles of Merger by the Maryland Department and the filing of the Certificates of Merger with the Secretary of State of the State of Delaware; (B) the filing of the Amended and Restated LP Certificate with the Secretary of State of the State of Delaware; (C) compliance with any applicable requirements of the Securities Act, the Exchange Act, state securities and "blue sky" Laws, or the Takeover Statute; and (D) such other consents, approvals, orders, authorizations, registrations, declarations, filings, permits or actions, the failure of which to obtain would not have or be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (e) SEC.

             (i) The Company SEC Documents, as of their respective dates or, if amended, as of the date of the last such amendment, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents (including setting forth disclosures required under the Securities Act and the Exchange Act regarding material arrangements, agreements or contracts entered into by the Company or any of the Company Subsidiaries, on the one hand, and any Person who is a current or former officer, trustee, director or Affiliate of the Company or any Company Subsidiary, any relative of the foregoing or an entity of which any of the foregoing is an Affiliate, on the other hand). None of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has no outstanding and unresolved comments from the SEC with respect to any of the Company SEC Documents. The consolidated financial statements of the Company (including the notes thereto) included in the Company SEC Documents complied as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis during the periods involved (except, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly presented, in accordance with applicable requirements of GAAP and the applicable rules and regulations of the SEC (subject, in the case of the unaudited statements, to normal, recurring adjustments, none of which are material), the consolidated financial position of the Company and the Company Subsidiaries, taken as a whole, as of their respective dates and the consolidated statements of operations and the consolidated statements of cash flows of the Company and the Company Subsidiaries for the periods presented therein. Since January 1, 2002, there has been no material change in the Company's accounting methods or principles that would be required to be disclosed in the Company's financial statements in accordance with GAAP, except as described in the notes to such Company financial statements.

             (ii) The Company and each of its officers and trustees are in compliance, and have complied, in all material respects with (i) the applicable provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated under such Act (the "Sarbanes-Oxley Act") or the Exchange Act and (ii) the applicable listing and corporate governance rules and regulations of the New York Stock Exchange, Inc. There are no outstanding loans made by the Company or any of the Company Subsidiaries to any executive officer (as defined under Rule 3b-7 under the Exchange Act), trustee or director of the Company. Since the enactment of the Sarbanes-Oxley Act, neither the Company nor any of the Company Subsidiaries has made any loans to any executive officer, trustee or director of the Company or any of the Company Subsidiaries. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange
        Act); such disclosure controls and procedures are designed to ensure that all material information relating to the Company, including its consolidated Subsidiaries, is made known on a timely basis to the Company's principal executive officer and its principal financial officer by others within those entities; and the Company believes that such disclosure controls and procedures are effective in timely alerting the Company's principal executive officer and its principal financial officer to material information required to be included in the Company's periodic reports required under the Exchange Act.

          (f) Absence of Certain Changes or Events. Except as disclosed in the Company SEC Documents filed with the SEC since December 31, 2003 and publicly available prior to the date of this Agreement (the "Company Filed SEC Documents"), (a) the Company and the Company Subsidiaries have conducted their respective businesses only in the ordinary course, (b) there has not been any event or events that, individually or in the aggregate, has had or could reasonably be expected to have a Company Material Adverse Effect and (c) neither the Company nor any Company Subsidiary has taken any action that is prohibited by Section 5.1.

          (g) No Undisclosed Material Liabilities. Except as and to the extent disclosed in the Company Filed SEC Documents, neither the Company nor any Company Subsidiary has any liabilities or obligations of any nature, whether or not accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due and whether or not required to be disclosed, reserved against or otherwise provided for (including any liability for breach of Contract, breach of warranty, torts, infringements, claims or lawsuits) other than (i) liabilities or obligations incurred in the ordinary course of business after September 30, 2004, (ii) liabilities or obligations that would not, individually or in the aggregate, reasonably be expected to result in liabilities or obligations in excess of $10.0 million, and (iii) fees and expenses actually incurred by the Company Parties in connection with the transactions contemplated hereby.

          (h) No Default. Neither the Company nor any of the Company Subsidiaries is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of (A) the Company Charter or the Company Bylaws or the comparable charter or organizational documents of any of the Company Subsidiaries, (B) any loan or credit agreement or note, including, but not limited to, any bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license to which the Company or any of the Company Subsidiaries is now a party or by which the Company or any of the Company Subsidiaries or any of their respective properties or assets is bound, or (C) any Order or Law applicable to the Company or any of the Company Subsidiaries, except, in the case of clauses (B) or (C), for defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect.

          (i) Litigation. Except as disclosed in the Company Filed SEC Documents and except for routine litigation arising from the ordinary course of business of the Company and the Company Subsidiaries which is adequately covered by insurance (subject to applicable deductibles or retentions), there is no litigation, arbitration, claim, investigation, suit, action or proceeding pending before any Governmental Entity or, to the Knowledge of the Company, threatened against or affecting the Company or any Company Subsidiary or their respective assets that would, individually or in the aggregate, reasonably be expected to result in liabilities or obligations in excess of $10.0 million; provided, however, that the existence of any suit, claim, action, proceeding, litigation, arbitration or investigation pending or threatened against or affecting the Company or any Company Subsidiary or their respective assets, trustees, directors, managers or officers arising out of or relating to this Agreement, the Mergers or any other transaction contemplated hereby shall not be deemed to be a breach of this sentence or of Section 4.1(g) and Section 4.1(h). Neither the Company nor any Company Subsidiary is subject to any outstanding Order or Orders. As of the date hereof, there is no suit, claim, action, proceeding, arbitration or investigation pending or, to the Company's Knowledge, threatened against the Company or any Company Subsidiary, which seeks to, or could reasonably be expected to, restrain, enjoin or delay the consummation of any of the Mergers or any of the other transactions contemplated hereby or which seeks damages in connection therewith, and no injunction of any type has been entered or issued.

          (j) Taxes.

             (i) Each of the Company and the Company Subsidiaries has timely filed all Tax Returns required to be filed by it (after giving effect to any filing extension properly granted by a

        Governmental Entity having authority to do so or otherwise permitted by
        Law). Each such Tax Return was, at the time filed, true, correct and complete in all material respects. The Company and each Company Subsidiary has paid (or the Company has paid on behalf of such Company Subsidiary), within the time and in the manner prescribed by Law, all Taxes that are due and payable. The most recent financial statements contained in the Company SEC documents filed with the SEC prior to the date of this Agreement reflect an adequate reserve or accrued liabilities or expenses for all Taxes (exclusive of any accrual for "deferred taxes" or similar item that reflects timing differences between tax and financial accounting principles) due and payable by the Company and the Company Subsidiaries as a group for all taxable periods and portions thereof through the date of such financial statements. The Company and the Company Subsidiaries (as a group) have established on their books and records reserves or accrued liabilities or expenses that are adequate for the payment of all Taxes (exclusive of any accrual for "deferred taxes" or similar item that reflect timing differences between tax and financial accounting principles) for which the Company or any Company Subsidiary is liable but are not yet due and payable. Since December 31, 1999, (A) the Company has incurred no liability for any Taxes under Sections 857(b), 860(c) or 4981 of the Code or Internal Revenue Service Notice 88-19 or Treasury Regulation Section 1.337(d)-6 or 1.337(d)-7 (including in the case of each of the foregoing any similar state or local provision), including, without limitation, any Tax arising from a prohibited transaction described in Section 857(b)(6) of the Code, and (B) neither the Company nor any Company Subsidiary has incurred any liability for Taxes other than in the ordinary course of business. No deficiencies for Taxes have been asserted or assessed in writing by a Governmental Entity against the Company or any of the Company Subsidiaries, including claims by any Governmental Entity in a jurisdiction where the Company or any Company Subsidiary does not file Tax Returns and no requests for waivers of the time to assess any such Taxes have been granted and remain in effect or are pending.

             (ii) The Company (A) for each taxable year of the Company's existence through its taxable year ended December 31, 2003, has been subject to taxation as a real estate investment trust (a "REIT") within the meaning of the Code and has satisfied the requirements to qualify as a REIT for such years, (B) has operated consistent with the requirements for qualification and taxation as a REIT for the period from December 31, 2003 through the date hereof, (C) has not taken any action or omitted to take any action which would reasonably be expected to result in a successful challenge by the Internal Revenue Service to its status as a REIT, and no such challenge is pending, or to the Company's Knowledge, threatened. The nature of the assets of the Company and the Company Subsidiaries (as a group) is such that if (a) the fair market value of all the property of the Company and the Company Subsidiaries is no more than $1,270,000,000, (b) the aggregate fair market value of the real property (including interests in real property and interests in mortgages on real property) which is not property described in section 1221(a)(1) of the Code (as such terms are used in section 856 of the Code) owned by them is no less than $1,175,000,000, and (c) the aggregate fair market value of the stock, securities, and real property (including interests in real property and interests in mortgages on real property) which is not property described in section 1221(a)(1) of the Code (as such terms are used in section 856 of the Code) owned by them is no less than $1,255,000,000, then the sale of all of the assets owned by them on the date hereof at their respective fair market values would not cause the Company to fail to qualify as a REIT under Section 856(c)(2) or (3) of the Code if the Company's taxable year ended on the date hereof. Each Company Subsidiary which files Tax Returns as a partnership for federal income tax purposes has since its inception or acquisition by the Company been classified for federal income tax purposes as a partnership or as a disregarded entity and not as an association taxable as a corporation, or a "publicly traded partnership" within the meaning of Section 7704(b) of the Code that is treated as a corporation for federal income tax purposes under Section 7704(a) of the Code. Each Company Subsidiary which is a corporation has been since its formation classified as a qualified REIT subsidiary under Section 856(i) of the Code. Neither the Company nor any Company Subsidiary holds any asset (x) the disposition of which would be subject to rules similar to
        Section 1374 of the

        Code as announced in IRS Notice 88-19 or Treasury Regulation Sections 1.337(d)-6 or 1.337(d)-7 (or any similar state or local provision), or
        (y) that is subject to a consent filed pursuant to Section 341(f) of the Code.

             (iii) As of the date of this Agreement, the Company does not have any earnings and profits attributable to the Company or any other corporation in any non-REIT year within the meaning of Section 857 of the Code.

             (iv) All material Taxes which the Company or the Company Subsidiaries are required by Law to withhold in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party and sales, gross receipts and use taxes, have been duly withheld or collected and, to the extent required, have been paid over to the proper Governmental Entities or are held in separate bank accounts for such purpose. There are no Liens for Taxes upon the assets of the Company or the Company Subsidiaries except for statutory Liens for Taxes not yet due.

             (v) For periods beginning after December 31, 1997, (a) the Tax Returns of the Company or any Company Subsidiary have not been audited by any taxing authority and (b) there are no audits by and contests with any taxing authority currently being conducted with regard to Taxes or Tax Returns of the Company or any Company Subsidiary and there are no audits pending with or proposed by any taxing authority with respect to any Taxes or Tax Returns of the Company or any Company Subsidiary.

             (vi) Neither the Company nor any of the Company Subsidiaries is a party to any Tax allocation or sharing agreement.

             (vii) The Company does not have any liability for the Taxes of any Person other than the Company and the Company Subsidiaries, and none of the Company Subsidiaries have any liability for the Taxes of any Person other than the Company and the Company Subsidiaries (A) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign Law), (B) as a transferee or successor or (C) by contract.

             (viii) The Company and the Company Subsidiaries have disclosed to the IRS all positions taken on their federal income Tax Returns which could give rise to a substantial understatement of Tax under Section 6662 of the Code.

             (ix) Neither the Company nor any of the Company Subsidiaries has received or is subject to any written ruling of a taxing authority related to Taxes or has entered into any written and legally binding agreement with a taxing authority relating to Taxes.

             (x) Neither the Company nor any of the Company Subsidiaries has entered into or is subject, directly or indirectly, to any Limited Partner Tax Agreements . The Company and each of the Company Subsidiaries have complied with all material terms of the Limited Partner Tax Agreements. There are no restrictions on the sale, exchange, or other disposition, financing or other transactions applicable to any Company Properties or with respect to any of their respective assets and no obligations to maintain any particular amounts of debt.

             (xi) None of the Company or any of the Company Subsidiaries has distributed stock of another person, or has had its stock distributed by another person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code.

             (xii) The Company has the right to make or to require, and, after the Effective Time will continue to have the right to make or to require, each Company Subsidiary that is subject to federal income tax as a partnership to make, in the manner provided in Section 1.754-1(b) of the Treasury Regulations, an election under Section 754 of the Code (and any corresponding elections under state or local tax law) to adjust the basis of its property as provided in Sections 734(b) and 743(b) of the Code.

             (xiii) Neither the Company nor any Company Subsidiary is a party to any understanding or arrangement described in Section 6662(d)(2)(C)(ii) of the Code, or has "participated" in a "reportable transaction" within the meaning of Treasury Regulations Section 1.6011-4 entered into on or after January 1, 2003.

             (xiv) Notwithstanding anything to the contrary contained herein, all of the representations and warranties contained in this Section 4.1(j) have been made by taking into account the tax effects of the Mergers or any related transactions contemplated under this Agreement based on the assumptions that (a) the fair market value of all the property of the Company and the Company Subsidiaries is no more than $1,270,000,000, (b) the aggregate fair market value of the real property (including interests in real property and interests in mortgages on real property) which is not property described in section 1221(a)(1) of the Code (as such terms are used in section 856 of the Code) owned by them is no less than $1,175,000,000, and (c) the aggregate fair market value of the stock, securities, and real property (including interests in real property and interests in mortgages on real property) which is not property described in section 1221(a)(1) of the Code (as such terms are used in section 856 of the Code) owned by them is no less than $1,255,000,000, and the Company Parties shall not be considered to have breached any such representation or warranty solely because a statement contained in such representation or warranty is determined to have been rendered untrue or incomplete by reason of one or more of such assumptions having been incorrect. For the avoidance of doubt, it is provided that this clause (xiv) shall apply for purposes of Section 7.2(a) and the opinion described in Section 7.2(g)(i).

          (k) Compliance with Applicable Law. Other than matters covered in
     Section 4.1(n) (Environmental Matters), each of the Company and the Company Subsidiaries holds all material permits, licenses, variances, exemptions, Orders and approvals of all Governmental Entities necessary for the lawful conduct of their respective businesses or ownership of their respective assets and properties (the "Company Permits"). Each of the Company and the Company Subsidiaries is in compliance, in all material respects, with the terms of the Company Permits. Other than matters covered in Section 4.1(n) (Environmental Matters), the businesses of the Company and the Company Subsidiaries have not been, and are not being, conducted in violation of any Law (including all applicable Laws in respect of employment and employment practices, terms and conditions of employment, wages, hours of work and occupational safety and health), except to the extent any such violations, individually or in the aggregate, would not be reasonably expected to cause a Company Material Adverse Effect. No investigation or review by any Governmental Entity with respect to the Company or any of the Company Subsidiaries is pending or, to the Company's Knowledge, threatened, nor, to the Company's Knowledge, has any Governmental Entity indicated an intention to conduct any such investigation or review.

          (l) Employee Benefits Plans.

             (i) Section 4.1(l)(i) of the Company Parties Disclosure Schedule lists each "employee benefit plan" within the meaning of Section 3(3) of ERISA, stock option, stock purchase, stock appreciation rights, stock based, equity, deferred compensation, incentive, bonus, performance award, fringe benefit, change in control, profit sharing, loan, employment, consulting, termination, severance and compensation plan, agreement, policy or arrangement that covers current or former employees, trustees and directors of the Company or any of its Subsidiaries, and is sponsored by the Company, any Company Subsidiary or any ERISA Affiliate for the benefit of current or former employees, trustees and directors of the Company or any Company Subsidiary (each, a "Company Benefit Plan"). A copy of each Company Benefit Plan has been made available to Purchaser Parties prior to the date hereof as well as a summary plan description, the most recent determination letter from the IRS for all Benefit Plans qualified under Section 401(a) of the Code, the most recent annual report and all related trust agreements, insurance contracts or other funding arrangements or third party arrangements that implement such Company Benefit Plans. No current or former employee, trustee or director is entitled to receive any benefit or compensation (other than base salary) that is not pursuant to a Company Benefit Plan.

             (ii) All of the Company Benefit Plans have been administered in all material respects in accordance with their terms and are in substantial compliance with the currently applicable provisions of ERISA, the Code and any other applicable Law. Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received determination letters from the Internal Revenue Service, or is entitled to rely on an opinion letter issued to a prototype sponsor, and, to the Knowledge of the Company, there are no circumstances that would reasonably be expected to adversely affect the qualified status of such Company Benefit Plan.

             (iii) None of the Company Benefit Plans is a plan subject to Title IV of ERISA, the minimum funding requirements of Section 302 of ERISA or
        Section 412 of the Code. None of the Company, any of the Company Subsidiaries nor any ERISA Affiliate, has ever sponsored, maintained, contributed to or had any liability with respect to a plan subject to Title IV of ERISA, the minimum funding requirements of Section 302 of ERISA or Section 412 of the Code. None of the Company, any Company Subsidiary or any ERISA Affiliate maintains, contributes to, or has any obligation to contribute to or has ever maintained or contributed to is or was a party to a "multiemployer plan" as that term is defined in
        Section 3(37) of ERISA.

             (iv) As of the date hereof, there is no litigation pending or, to the Knowledge of the Company, threatened relating to any Company Benefit Plan. To the Knowledge of the Company, none of the Company, any of its Subsidiaries nor any ERISA Affiliate has engaged in any transactions with respect to any Company Benefit Plan that could subject the Company or any of its Subsidiaries to a material tax or penalty imposed by
        Section 4975, 4976 or 4980B of the Code or Sections 406, 409 or 502(i) of ERISA.

             (v) All contributions required to be made by the Company or any of its Subsidiaries under the terms of any Company Benefit Plan as of the date hereof have been timely made or have been reflected in the Company's most recent business financial statements.

             (vi) Except as set forth on Section 4.1(l)(vi) of the Company Parties Disclosure Schedule, the consummation of the transactions contemplated by this Agreement alone or in combination with another event will not (A) entitle any of the employees of any Company to severance pay, (B) accelerate the time of payment or vesting of payment or trigger any payment of compensation or benefits under, increase the amount payable, or trigger any other material obligation pursuant to, any Company Benefit Plan (C) result in any breach or violation of, or a default under, or trigger any forfeiture under any Company Benefit Plan or (D) result in any payments under any Company Benefit Plan with respect to which the Company or any of its Subsidiaries may have any liability that would not be deductible under Section 162(m) or Section 280G of the Code.

             (vii) Neither the Company nor any of the Company Subsidiaries has any obligations to provide health benefits to an employee after the employee's termination of employment or retirement except as required under Section 4980B of the Code, Sections 601 through 608 of ERISA, or similar provision of state or local Law.

             (viii) The Company hereby certifies that the information set forth in Section 4.1(l)(viii) of the Company Parties Disclosure Schedule is true, accurate and complete in all respects.

          (m) Labor Matters. Except as disclosed in the Company SEC Documents filed on or after January 1, 2003 or as would not constitute a Company Material Adverse Effect:

             (i) Neither the Company nor any of the Company Subsidiaries is a party to any collective bargaining agreement or other current labor agreement with any labor union or organization, and there is no question involving current union representation of employees of the Company or any of the Company Subsidiaries, nor does the Company or any of the Company Subsidiaries know of any activity or proceeding of any labor organization (or representative thereof) or employee group (or representative thereof) to organize any such employees. To the Knowledge of the Company, there are no organizational efforts presently being made involving any of the presently unorganized employees of the Company or any of the Company Subsidiaries. There is no strike, slowdown, work stoppage or lockout pending, or, to the Knowledge of the Company, threatened, against or involving the Company or any of the Company Subsidiaries.

             (ii) There is no complaint, lawsuit or proceeding in any forum by or on behalf of any present or former employee, any applicant for employment or any classes of the foregoing, alleging breach of any express or implied contract of employment, any Law or regulation governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship pending, or, to the Knowledge of the Company, threatened against the Company or any of the Company Subsidiaries.

             (iii) Neither the Company nor any of the Company Subsidiaries, nor their respective employees, agents or representatives, has committed an unfair labor practice. All personnel policies, rules and procedures applicable to employees of the Company and/or each of the Company Subsidiaries are in writing.

          (n) Environmental Matters.

             (i) Except as would not reasonably be expected to result, individually or in the aggregate, in liabilities or obligations in excess of $10.0 million, the Company and each Company Subsidiary are in compliance with Environmental Laws, which compliance includes, but is not limited to, the possession by the Company or such Company Subsidiary of all permits and other governmental authorizations required under Environmental Laws, and compliance with the terms and conditions thereof. The Company and each Company Subsidiary have not received any written communication, whether from a Governmental Entity, citizens group, employee or other third party, that alleges that the Company or such Company Subsidiary, as the case may be, is not in such compliance with Environmental Laws.

             (ii) There is no Environmental Claim that would reasonably be expected to result, individually or in the aggregate, in liabilities or obligations in excess of $10.0 million pending or, to the Knowledge of the Company, threatened against the Company or any of the Company Subsidiaries or against any Person whose liability for any Environmental Claim the Company or any of the Company Subsidiaries has retained or assumed either contractually or by operation of law. To the Knowledge of the Company, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that are reasonably likely to form the basis of any such Environmental Claim that would reasonably be expected to result, individually or in the aggregate, in liabilities or obligations in excess of $10.0 million against the Company or any of the Company Subsidiaries or against any Person whose liability for any such Environmental Claim the Company or any of the Company Subsidiaries has retained or assumed either contractually or by operation of law.

             (iii) To the Knowledge of the Company, none of the Company or any Company Subsidiary is required, by virtue of the transactions contemplated hereby, or as a condition to the effectiveness of any transactions contemplated hereby, (A) to perform a site assessment for Materials of Environmental Concern, (B) to remove or remediate Materials of Environmental Concern, (C) to give notice to or receive approval from any governmental authority, or (D) to record or deliver to any Person any disclosure document or statement pertaining to environmental matters.

             (iv) The Company and all Company Subsidiaries have provided to Acquiror copies of all material reports, evaluations, assessments and analyses of environmental conditions at any property currently or formerly owned, leased or operated by the Company or any Company Subsidiary which reports, evaluations, assessments or analyses are in the possession or custody of the Company or any Company Subsidiary.

          (o) Properties.

             (i) (A) The Company or a Company Subsidiary owns fee simple title to, or has a valid leasehold interest in, each of the real properties reflected on the most recent balance sheet of the Company included in the Company SEC Documents and as identified in Section 4.1(o)(i)(A) of the Company Parties Disclosure Schedule (each, a "Company Property" and collectively, the "Company Properties"), which are all of the real estate properties owned or leased by them, free and clear of Liens except for, subject to the provisions of Section 6.12, (1) debt and other matters identified in Section 4.1(o)(i)(A)(1) of the Company Parties Disclosure Schedule, (2) inchoate Liens imposed for construction work in progress (now or at any time prior to closing) or otherwise incurred in the ordinary course of business, (3) mechanics', workmen's and repairmen's Liens (other than inchoate Liens for work in progress),
        (4) Leases, REAs and all matters disclosed on existing title policies or as would be disclosed on current title reports or surveys (excluding outstanding indebtedness listed in Section 4.1(o)(i)(A)(1) of the Company Parties Disclosure Schedule) and (5) real estate Taxes, charges of any nature for public utility services and special assessments as identified in Section 4.1(o)(i)(A)(5) of the Company Parties Disclosure Schedule or adopted subsequent to the date hereof and prior to the Closing; (B) except as would not constitute a Company Material Adverse Effect, none of the Company Properties is subject to any rights of way, written agreements, Laws, ordinances and regulations affecting building use or occupancy, or reservations of an interest in title (collectively, "Company Property Restrictions"), except for (1) Company Property Restrictions imposed or promulgated by Law with respect to real property, including zoning regulations, (2) Leases on the Rent Roll, REAs and all covenants, restrictions and other matters disclosed on existing title policies or as would be disclosed on current title reports or surveys (excluding outstanding indebtedness listed in Section 4.1(o)(i)(A)(1) of the Company Parties Disclosure Schedule), (3) real estate Taxes, charges of any nature for public utility services and special assessments and (4) service contracts, management agreements, leasing commission agreements and other contractual arrangements relating to the ownership, development or construction of the Company Properties; (C) valid policies of title insurance (the "Title Insurance Policies") have been issued insuring the applicable fee simple (or ground leasehold, as applicable) title to each Company Property, the Title Insurance Policies are in full force and effect as of the date hereof and no claim has been made against any Title Insurance Policy;
        (D) except as would not constitute a Company Material Adverse Effect, there is no certificate, permit or license from any Governmental Entity having jurisdiction over any of the Company Properties or any agreement, easement or any other right which is necessary to permit the lawful use and operation of the buildings and improvements on any of the Company Properties or which is necessary to permit the lawful use and operation of all driveways, roads and other means of egress and ingress to and from any of the Company Properties (collectively, the "Property Agreements") that has not been obtained and is not in full force and effect; (E) except as would not constitute a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has received written notice of, or has any Knowledge of, any violation of any federal, state or municipal Law, ordinance, order, regulation or requirement affecting any portion of any of the Company Properties issued by any Governmental Entity that has not otherwise been resolved;
        (F) except as would not constitute a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has received written not ice to the effect, or has any Knowledge, that there are any (1) condemnation or rezoning proceedings that are pending or, to the Knowledge of the Company, threatened with respect to any material portion of any of the Company Properties or (2) zoning, building or similar Laws or orders that are presently being violated or will be violated by the continued maintenance, operation or use of any buildings or other improvements on any of the Company Properties or by the continued maintenance, operation or use of the parking areas; (G) except as would not constitute a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has received written notice that it is currently in default or violation of any Company Property Restrictions; and (H) except as would not constitute a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has received written notice, and has no Knowledge, that it is currently in default of any material Property Agreements.

             (ii) Except as would not, individually or in the aggregate, constitute a Company Material Adverse Effect, each Company Property complies with the Company Property Restrictions.

             (iii) Except as would not, individually or in the aggregate, constitute a Company Material Adverse Effect, all properties currently under development or construction by the Company or any of the Company Subsidiaries and all properties currently proposed for acquisition, development or commencement of construction prior to the Effective Time by the Company or any of the Company Subsidiaries are listed as such in
        Section 4.1(o)(iii) of the Company Parties Disclosure Schedule. Except as would not, individually or in the aggregate, have a Company Material Adverse Effect, all executory agreements entered into by the Company or any of the Company Subsidiaries which would require payments by the Company or any Company Subsidiary in excess of $500,000, in the aggregate, relating to the development or construction of real estate properties (other than agreements for leases, accounting, legal or other professional services or agreements for material or labor) are listed in
        Section 4.1(r)(i) of the Company Parties Disclosure Schedule.

             (iv) Complete, accurate and current copies of (1) all lease documents under which the Company or any Company Subsidiary is the landlord (individually, a "Lease" and collectively, the "Leases") with respect to the Company Properties has been provided or made available to Acquiror, (2) all operation and reciprocal easement agreements or other similar agreements under which the Company or any Company Subsidiary is a party (individually, an "REA" and collectively, the "REAs") with respect to the Company Properties has been provided or made available to Acquiror, and (iii) the rent roll for each of the Company Properties (the "Rent Roll") as of a date not more than 30 days prior to the date of this Agreement has been provided or made available to Acquiror. Except for discrepancies that, either individually or in the aggregate, would not constitute a Company Material Adverse Effect, the information set forth in the Rent Roll is true, correct and complete as of the date thereof. Neither the Company nor any Company Subsidiary, on the one hand, nor any other party, on the other hand, has received written notice that it is in default under any Lease or REA which, individually or in the aggregate, would reasonably be expected to result in a Company Material Adverse Effect.

             (v) Section 4.1(o)(v) of the Company Parties Disclosure Schedule sets forth a complete and correct list, as of the date of this Agreement, of all material leases which have been executed, but are either not yet included on the Rent Roll or relate to property not yet open for business.

             (vi) Except as set forth in Section 4.1(o)(vi) of the Company Parties Disclosure Schedule, no tenants under any of the Leases or counterparties under any of the REAs have been granted options to purchase or rights of first refusal under their applicable agreements.

             (vii) The Company and each of the Company Subsidiaries have good and sufficient title to, or is permitted to use under valid and existing leases, all their personal and non-real properties and assets reflected in their books and records as being owned by them (including those reflected in the consolidated balance sheet of the Company as of December 31, 2003, except as since sold or otherwise disposed of in the ordinary course of business) or used by them in the ordinary course of business, free and clear of all liens and encumbrances, except such as are reflected on the consolidated balance sheet of the Company as of December 31, 2003, and the notes thereto, and except for liens for current taxes not yet due and payable, and liens or encumbrances which are normal to the business of the Company and the Company Subsidiaries and are not, in the aggregate, material in relation to the assets of the Company on a consolidated basis and except also for such imperfections of title or leasehold interest, easement and encumbrances, if any, as do not materially interfere with the present use of the properties subject thereto or affected thereby, or as would not otherwise constitute a Company Material Adverse Effect.

          (p) Insurance. Section 4.1(p) of the Company Parties Disclosure Schedule lists all Company Insurance Policies. None of the Company Parties is in any material default with respect to its obligations under any Company Insurance Policy, and each such insurance policy is in full force and effect, is in such amounts and against such losses and risks as are consistent with industry practice for companies engaged in businesses similar to those of the Company and each of the Company Subsidiaries (taking into account the cost and availability of such insurance) and, in the reasonable judgment of senior management of the Company, are adequate to protect the properties and businesses of the Company and each of the Company Subsidiaries and all premiums due thereunder have been paid. No Company Party has been refused any insurance with respect to its business, properties or assets, nor has its coverage been limited, by any insurance carrier to which it has applied for any such insurance with which it has carried insurance since January 1, 2002. Section 4.1(p) of the Company Parties Disclosure Schedule lists all claims of the Company and each Company Subsidiary related to the business, assets or properties of the Company or such Subsidiary, as the case may be, which are currently pending or which have been made with an insurance carrier since January 1, 2002. Neither the Company nor any of the Company Subsidiaries has received notice of cancellation of any Company Insurance Policy.

          (q) Investment Company Act of 1940. Neither the Company nor any of the Company Subsidiaries is, or at the Closing Date will be, required to be registered as an investment company under the Investment Company Act of 1940, as amended.

          (r) Contracts.

             (i) Section 4.1(r)(i) of the Company Parties Disclosure Schedule lists all Material Contracts (as defined below) of the Company and each Company Subsidiary. Each Material Contract is (A) valid, binding and enforceable against the Company or the Company Subsidiary party to such Material Contract and, to the Company's Knowledge, against each other party thereto and (B) in full force and effect and will continue to be in full force and effect immediately following the Effective Time in accordance with the terms thereof as in effect prior to the Effective Time, except, in each case, where such failure to be so valid, binding and enforceable and in full force and effect would not have or be reasonably expected to have, individually or in the aggregate, a Company Material Adverse Effect. There are no defaults or violations under any of the Material Contracts, nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation of or a default thereunder, except those defaults or violations that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. For purposes of this Agreement, "Material Contracts" shall mean (1) any loan or credit agreement, indenture, pledge agreement, note, security agreement, bond, debenture, mortgage, letter of credit or any other document, agreement or instrument evidencing a capitalized lease obligation or other Indebtedness to any Person, other than Indebtedness in a principal amount less than $1.0 million, applicable to the Company or any of the Company Subsidiaries or their respective material properties or assets,
        (2) each commitment, contractual obligation, capital expenditure or transaction entered into by the Company or any Company Subsidiary which may result in total payments by or liability of the Company or any Company Subsidiary in excess of $1.0 million, other than leases reflected on Section 4.1(o)(v) of the Company Parties Disclosure Schedule, (3) any non-employee commission, management, leasing agent or representative agreement providing for the management, leasing and/or sale of any of the real properties of the Company or any Company Subsidiary, (4) any guaranty, performance, bid or completion bond, or surety or indemnification agreement (excluding any such item between the Company and a Company Subsidiary and other than indemnification agreements described in Section 4.1(r)(iii), (5) any contract of the Company or any Company Subsidiary containing change of control provisions or requiring payment of cash or other consideration following a change of control and (6) any other agreements filed or required to be filed as exhibits to the Company SEC Documents pursuant to Item 601(b)(10) of Regulation S-K of Title 17, Part 229 of the Code of Federal Regulations.

             (ii) All mortgages on any of the assets of the Company or the Company Subsidiaries are listed in Section 4.1(r)(ii) of the Company Parties Disclosure Schedule. Except as set forth on

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

        Section 4.1(r)(ii)(1) of the Company Parties Disclosure Schedule, the REIT Merger, the OP Merger and the other transactions contemplated by this Agreement will not trigger any due-on-sale or other acceleration provision on any of such mortgages, and will not require the consent of any mortgage lender. Section 4.1(r)(ii)(1) of the Company Parties Disclosure Schedule sets forth the name of each Person entitled to receive any payment in respect of the triggering of any due-on-sale or other acceleration provision under each such mortgage (including any penalties or fees) and the approximate amount of any such payment.

             (iii) There is no confidentiality agreement, non-competition agreement or other contract or agreement that contains covenants that restrict the Company's or any Company Subsidiary's ability to conduct its business in any location. There are no indemnification agreements entered into by and between the Company, the Operating Partnership or Montgomery, on the one hand, and any director or officer of the Company or any of the Company Subsidiaries, on the other hand.

          (s) Opinion of Financial Advisor. The Company Board has received the written opinion (the "Fairness Opinion") of Legg Mason Wood Walker, Incorporated (the "Company Financial Advisor"), dated December 18, 2004, to the effect that, as of such date, (A) the consideration to be received by holders of the Common Shares pursuant to the Original Agreement is fair to such holders from a financial point of view, (B) the consideration to be received by holders of the OP Common Units is fair to the holders of OP Common Units from a financial point of view and (C) the consideration to be received by holders of the Eligible Montgomery LP Units is fair to the holders of Eligible Montgomery LP Units from a financial point of view. The Company Board has received a letter, dated January 24, 2005, from the Company Financial Advisor to the effect that, subject to the conditions and assumptions referred to therein, the Company Board may continue to rely on the Fairness Opinion as of the date of the letter. To the Knowledge of the Company, the Company Financial Advisor has not withdrawn such opinion or informed the Company Board that it may not rely on such opinion. A copy of the written opinion of the Company Financial Advisor has been delivered to each of the Purchaser Parties.

          (t) Brokers and Finders. Except for the fees and expenses payable to the Company Financial Advisor and Cohen & Steers Capital Advisors LLC (acting as a financial advisor to the Company) (which fees and the engagement letters have been disclosed to Acquiror), no broker, investment banker or other Person is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company.

          (u) Inapplicability of Takeover Statutes and Certain Charter and Bylaw Provisions. The Company has taken all appropriate and necessary actions to exempt the REIT Merger and this Agreement from the restrictions of Subtitles 6 and 7 of Title 3 of the MGCL (the "Takeover Statute"). The Company and the Company Board have taken all appropriate and necessary actions to (A) render any anti-takeover or other provision contained in the Company Charter or Company Bylaws inapplicable to the REIT Merger or either of the Subsidiary Mergers and this Agreement and (B) render inapplicable any and all limitations on ownership of (1) Company Shares as set forth in the Company Charter; (2) the Operating Partnership Units in the Operating Partnership as set forth in the Operating Partnership Agreement and (3) the Montgomery OP Units in Montgomery as set forth in the Montgomery Partnership Agreement. No other "control share acquisition," "fair price" or other anti-takeover regulation enacted under state Laws in the United States applies to this Agreement or any of the transactions contemplated hereby and thereby.

          (v) Information Supplied. None of the written information supplied or to be supplied by the Company or any of its Affiliates or Representatives expressly for inclusion or incorporation by reference in, and which is included or incorporated by reference in the Proxy Statement or any other documents filed or to be filed with the SEC in connection with the transactions contemplated hereby, will, at the respective times such documents are filed, at the time of mailing of the Proxy Statement (or any amendment thereof or supplement thereto) to the Company's shareholders, at the time of the Company Shareholders Meeting or at the Effective Time, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or necessary to correct any statement in any earlier communication.

     SECTION 4.2. Representations and Warranties of the Purchaser Parties, Parent and Parent Trust. Except as set forth in the disclosure schedule delivered by the Purchaser Parties, Parent and Parent Trust to the Company Parties prior to or concurrently with the execution of this Agreement (the "Purchaser Parties Disclosure Schedule"), which Schedule identifies the section to which such exception relates (provided that any disclosure in the Purchaser Parties Disclosure Schedule relating to one section or subsection shall also apply to other sections and subsections to the extent that it is reasonably apparent that such disclosure would also apply to or qualify such other sections and subsections), the Purchaser Parties, Parent and Parent Trust represent and warrant to the Company Parties as follows:

          (a) Organization, Standing and Entity Power of each Purchaser Party, Parent and Parent Trust.

             (i) Acquiror is a Delaware limited partnership duly formed and validly existing under the laws of Delaware and is in good standing in such jurisdiction and has the requisite power and authority to own, lease and operate its properties and other assets and to carry on its business as now being conducted. REIT Merger Sub is a Maryland real estate investment trust duly formed and validly existing under the Laws of the State of Maryland and is in good standing with the Maryland Department and has the requisite trust power and authority to own, lease and operate its properties and other assets and to carry on its business as now being conducted. Each of Acquiror Subsidiary, OP Merger Sub and Montgomery Merger Sub is a Delaware limited liability company duly formed and validly existing under the laws of Delaware and is in good standing in such jurisdiction and has the requisite power and authority to own, lease and operate its properties and other assets and to carry on its business as now being conducted. Acquiror has made available to the Company complete and correct copies of the certificate of limited partnership and the limited partnership agreement of Acquiror, the declaration of trust and bylaws of REIT Merger Sub and the certificate of formation and limited liability company agreement of each of Acquiror Subsidiary, OP Merger Sub and Montgomery Merger Sub, each of which is currently in full force and effect.

             (ii) Parent is a corporation duly organized and validly existing under the laws of the Commonwealth of Australia and is in good standing in such jurisdiction. Parent Trust is a trust duly organized and validly existing under the laws of the Commonwealth of Australia and is in good standing in such jurisdiction.

             (iii) The Assignment and Assumption Agreement will be entered into between REIT Merger Sub and OP Merger Sub prior to the OP Effective Time.

          (b) Authority; No Violations; Consents and Approvals.

             (i) Each Purchaser Party and each Parent Party has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each Purchaser Party and each Parent Party.

             (ii) This Agreement has been duly executed and delivered by each Purchaser Party and each Parent Party and constitutes valid and binding obligations of such Purchaser Party and such Parent Party enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Laws of general applicability relating to or affecting creditors' rights and by the exercise of judicial discretion in accordance with general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law).

             (iii) The execution and delivery of this Agreement by the Purchaser Parties and each Parent Party do not, and the consummation of the transactions contemplated hereby, and compliance with the provisions hereof, will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any material obligation or the loss of a material benefit under, or give rise to a right of purchase under, result in the creation of any Lien upon any of the properties or assets of such parties under, or require the notice, consent or approval of any third party or otherwise result in a material detriment or default to such parties under, any provision of (A) such Purchaser Party's or Parent Party's organizational documents, (B) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to such Purchaser Party or Parent Party or their respective material properties or assets or any guarantee by such Purchaser Party or Parent Party, (C) any joint venture or other ownership arrangement of such Purchaser Party or Parent Party, or (D) assuming the consents, approvals, authorizations or permits and filings or notifications referred to in Section 4.2(b)(iv) are duly and timely obtained or made, any Order or Law applicable to such Purchaser Party or Parent Party or any of their respective properties or assets.

             (iv) No consent, approval, order or authorization of, or registration, declaration or filing with, or permit from any Governmental Entity is required by or with respect to any Purchaser Party or Parent Party in connection with the execution and delivery by such Purchaser Party or Parent Party of this Agreement or the consummation by such Purchaser Party or Parent Party of the transactions contemplated hereby, other than: (A) the acceptance for record of the Articles of Merger by the Maryland Department and the filing of the Certificates of Merger with the Secretary of State of the State of Delaware; (B) compliance with any applicable requirements of the Securities Act, the Exchange Act, state securities and "blue sky" Laws, or the Takeover Statute; and (C) such other consents, approvals, orders, authorizations, registrations, declarations, filings, permits or actions, the failure of which to obtain would not have or be reasonably expected to have, individually or in the aggregate, an Acquiror Material Adverse Effect.

          (c) Brokers. No broker, investment banker or other Person, other than as set forth in Section 4.2(c) of the Purchaser Parties Disclosure Schedule, is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any Purchaser Party, for which fee or commission the Company or any Company Subsidiary may be liable.

          (d) Information Supplied. None of the written information supplied or to be supplied by Acquiror or any of its Affiliates or Representatives expressly for inclusion or incorporation by reference in, and which is included or incorporated by reference in the Proxy Statement or any other documents filed or to be filed with the SEC in connection with the transactions contemplated hereby, will, at the respective times such documents are filed, at the time of mailing of the Proxy Statement (or any amendment thereof or supplement thereto) to the Company's shareholders, at the time of the Company Shareholders Meeting or at the Effective Time, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or necessary to correct any statement in any earlier communication.

          (e) Public Filings; Financial Statements. Parent has delivered or made available to the Company a copy of each Parent Document. The consolidated financial statements of the Parent Parties and their controlled entities (as defined by Accounting Standard AASB 1024 "Consolidated Accounts" (such entities, the "Controlled Entities")) (including the notes thereto) included in Section 4.2(e) of the Purchaser Parties Disclosure Schedule were prepared in accordance with generally accepted accounting principles in Australia ("AGAAP") applied on a consistent basis during the periods involved and fairly present, in accordance with AGAAP (subject, in the case of the unaudited statements, to normal recurring adjustments, none of which are material), the consolidated financial position of the Parent Parties and the Controlled Entities, taken as a whole, as of their respective dates and the consolidated statements of operations and the consolidated statements of cash flows of the Parent Parties and the Controlled Entities for the periods presented therein. Since January 1, 2002, there has been no material change in Parent's or Parent Trust's accounting methods or principles that would be required to be disclosed in the consolidated financial statements of the Parent Parties and the Controlled Entities in accordance with AGAAP, except as described in the notes to such financial statements.

          (f) Absence of Certain Changes or Events. Except as disclosed in the Parent Documents filed with the Australian Stock Exchange since December 31, 2003 and delivered or made available to the Company prior to the date of this Agreement, (i) the Parent Parties and the Controlled Entities have conducted their respective businesses only in the ordinary course and (ii) there have not been any event or events that, individually or in the aggregate, has had or could reasonably be expected to have, together with all similar or related facts, events and circumstances, a material adverse effect on the financial condition, business, assets or results of operations of the Parent Parties and the Controlled Entities taken as a whole or on the ability of the Parent Parties to perform their obligations hereunder.

          (g) No Ownership of Company Shares, Operating Partnership Units and Montgomery OP Units. Except as contemplated by Section 3.6(c) and Section 3.7(c), none of the Purchaser Parties, the Parent Parties or any of their respective Affiliates owns, beneficially or of record, any Company Shares, Operating Partnership Units or Montgomery OP Units.

          (h) Financial Ability. The Purchaser Parties will have on the Closing Date, immediately available funds sufficient to consummate the transactions contemplated hereby.

          (i) REIT Merger Sub.

             (i) As of the date of this Agreement, the authorized shares of beneficial interest of REIT Merger Sub consist of (A) 93,483,845 REIT Merger Sub Common Shares and (B) 1,235,000 REIT Merger Sub Preferred Shares, all of which have been designated as "9.75% Series B-1 Cumulative Convertible Preferred Shares." As of the date of this Agreement, (1) 1,000 REIT Merger Sub Common Shares are issued and outstanding and (2) no REIT Merger Sub Preferred Shares are issued and outstanding. Except as described in this Section 4.2(i) or contemplated by this Section 4.2(i)or the REIT Merger, no other securities of REIT Merger Sub have been authorized or are issued and outstanding.

             (ii) The board of trustees of REIT Merger Sub and OP Merger Sub, as the sole shareholder of REIT Merger Sub, will each have approved, prior to the REIT Effective Time, the Plan of Liquidation.

             (iii) The Plan of Liquidation will have the effect described therein.

     SECTION 4.3. Representations and Warranties of Purchaser Parties, Parent and Parent Trust with respect to the Guarantee and the Indemnity. Except as set forth in the Purchaser Parties Disclosure Schedule, the Purchaser Parties, Parent, Parent Trust and the Responsible Entity represent and warrant to the Company Parties as follows:

          (a) Parent.

             (i) The Board of Directors of Parent has fully and carefully considered the corporate benefit to it of giving the Guarantee and the Indemnity (contained in Section 9.15 of this Agreement) and considers that it is in the interests of and benefits Parent to give the Guarantee and the Indemnity;

             (ii) Parent has in full force and effect the authorizations necessary for it to give the Guarantee and the Indemnity and to comply with its obligations under this Agreement and exercise its rights under it;

             (iii) Parent's obligations under the Guarantee and the Indemnity are valid, binding and enforceable against it in accordance with their terms;

             (iv) The giving of the Guarantee and the Indemnity by Parent complies in all respects with applicable law;

             (v) Parent does not enter into the Guarantee and the Indemnity in the capacity of a trustee of any trust or settlement;

             (vi) The giving of the Guarantee and the Indemnity and entering into and performing the related transactions contemplated by this Agreement do not constitute an "insolvent transaction" or "unfair loan" within the meaning of sections 588FC or 588FD respectively of the Australian Corporations Act 2001 (Cwlth); and

             (vii) The Responsible Entity is solvent at the time of, and will be solvent after giving effect to, the entry into of this Agreement and the transactions contemplated hereby.

          (b) Parent Trust.

             (i) The Responsible Entity is the only trustee of the Parent Trust, no action has been taken or proposed to remove it as trustee of that trust or to terminate the Parent Trust and it has power under the constituent documents of that trust (the "Trust Deed"), and has in full force and effect all authorizations necessary, to enter into and comply with its obligations, including the Guarantee and the Indemnity, under this Agreement, and to enable those obligations to be enforced;

             (ii) The Responsible Entity is not, and never has been, in default under the constituent documents of the Parent Trust, including the Trust Deed, and has the right to be fully indemnified out of the property held on trust by it in connection with the Parent Trust or under the Trust Deed ("Trust Funds") in respect of obligations incurred by it hereunder, including the Guarantee and the Indemnity, and the Trust Funds are sufficient to satisfy that right of indemnity and all other obligations in respect of which the Responsible Entity has a right to be indemnified out of the Trust Funds;

             (iii) The Responsible Entity and its directors and other officers have complied with their obligations in connection with the Parent Trust;

             (iv) The Responsible Entity has carefully considered the purpose of this Agreement, including the Guarantee and the Indemnity, and considers that entry into this Agreement and giving the Guarantee and the Indemnity is for the benefit of the beneficiaries and the terms of this Agreement, including the Guarantee and the Indemnity, are fair and reasonable;

             (v) The Responsible Entity has not exercised any power to release, abandon or restrict any power conferred on it by the trust deed for the Parent Trust;

             (vi) The entry into, delivery and performance of this Agreement by the Responsible Entity is part of the proper administration of the Parent Trust, is a proper exercise of its fiduciary duties as responsible entity of the Parent Trust, and is for the benefit of the Parent Trust and the beneficiaries of the Parent Trust; and

             (vii) No direction, instruction or consent required to be given to the Responsible Entity under the trust deed for the Parent Trust or otherwise in respect of its execution, delivery and performance of this Agreement has been withdrawn or revoked.

                                   ARTICLE V

         COVENANTS RELATING TO CONDUCT OF BUSINESS PENDING THE MERGERS

     SECTION 5.1.  Conduct of Business by the Company and its Subsidiaries.

     (a) During the period from the date of this Agreement to the earlier of the termination of this Agreement or the Effective Time, the Company shall, and shall cause each of the Company Subsidiaries to, (i) carry on its businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted and, to the extent consistent therewith, (ii) use all commercially reasonable efforts to preserve intact its current business organization, goodwill and ongoing businesses, (iii) preserve the Company's status as a REIT within the meaning of the Code, and (iv) use all commercially reasonable efforts to keep available the services of its present trustees, officers, managers and employees and preserve its relationships with customers, suppliers, business partners, distributors and others having business dealings with the Company and any of the Company Subsidiaries. The Company Parties shall confer on a regular and frequent basis with Acquiror, report on operational matters and promptly advise Acquiror orally and in writing of any Company Material Adverse Effect or any matter which could reasonably be expected to result in the Company Parties being unable to deliver the certificate described in Section 7.2(c) of this Agreement.

     (b) Without limiting the generality of the foregoing, during the period from the date of this Agreement until the earlier of the termination of this Agreement or the Effective Time, except as expressly required or permitted in this Agreement or otherwise expressly agreed to in writing by Acquiror, the Company shall not and shall not authorize or commit or agree to, and shall cause the Company Subsidiaries not to (and not to authorize or commit or agree to):

          (i) (A) declare, set aside or pay any distributions on, or make any other distributions in respect of, any Company Shares or the partnership interests, stock or other equity interests in any Company Subsidiary that is not directly or indirectly wholly owned by the Company, provided, the Company may (i) pay the 2004 Fourth Quarter Distributions, (ii) declare and pay regular quarterly cash distributions with respect to the Series B-1 Preferred Shares and the Series E Preferred Shares (and the Operating Partnership and Montgomery may declare and pay the corresponding cash distributions with respect to the Operating Partnership Units and the Montgomery OP Units), and (iii) declare and pay any distribution in respect of Company Shares (and the Operating Partnership and Montgomery may declare and pay the corresponding cash distributions with respect to the Operating Partnership Units and the Montgomery OP Units) that it is required to make by the Code in order to maintain REIT status and those that are sufficient to eliminate any federal tax liability; provided, however, that the declaration and payment of any distribution with respect to Common Shares described in clause (iii) shall reduce the Common Share Merger Consideration (and any declaration and payment of any distribution with respect to the OP Common Units or the Eligible Montgomery LP Units shall reduce the OP Merger Consideration and the Montgomery Merger Consideration, respectively) dollar for dollar and shall be determined by including the REIT Merger Consideration as a distribution qualifying for the dividends paid deduction under Sections 561 and 562 of the Code; (B) reclassify, recapitalize, split, reverse split or combine, exchange or readjust any shares of beneficial interest, stock, partnership interests or other equity interests, or issue (except for the issuance of Common Shares in connection with the redemption of any LP Units or Montgomery LP Units, upon conversion of any Series B-1 Preferred Share or upon any exercise of Company Options) or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, such shares of beneficial interest, stock, partnership interests or other equity interests; or (C) purchase, redeem (except for the redemption of any LP Units or Montgomery LP Units for Common Shares in accordance with their terms) or otherwise acquire any Company Shares or the partnership interests, stock or other equity interests in any Company Subsidiary or any options, warrants or rights to acquire, or security convertible into, Company Shares or the partnership interests, stock or other equity interests in any Company Subsidiary, except with respect to any of the foregoing in connection with satisfying the requirements of Section 3.2 or the use of Company Shares to pay the exercise price or Tax withholding obligation upon the exercise of a Company Option or upon the lapse of any restrictions on Common Shares to the extent permissible under the Company Stock Option Plans;

          (ii) issue, deliver, sell or grant any option or other right in respect of any shares of beneficial interest, stock, any other voting or redeemable securities (including Operating Partnership Units, Montgomery OP Units or other partnership interests) of the Company or a Company Subsidiary or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities or convertible or redeemable securities, except (A) as required under the Operating Partnership Agreement or the Montgomery Partnership Agreement as presently in effect, or (B) in connection with the exercise of outstanding Company Options under the Company Stock Option Plans or the redemption of OP Common Units or Montgomery LP Units for Common Shares pursuant to the terms of such units;

          (iii) except as necessary to give effect to the transactions contemplated by this Agreement, amend the Company Charter or the Company Bylaws, the Operating Partnership Agreement or the Montgomery

     Partnership Agreement prior to the Effective Time, provided that any such amendment shall be in a form reasonably satisfactory to Acquiror;

          (iv) merge, consolidate or enter into any other business combination transaction with any Person;

          (v) (A) enter into any new commitment obligating the Company or any Company Subsidiary to make capital expenditures or acquire, enter into any option to acquire, exercise an option or other right or election or enter into any commitment or contractual obligation for the acquisition of any personal or real property (each of the foregoing, a "RE Commitment"), other than any RE Commitment referred to in Section 5.1(b)(v) of the Company Parties Disclosure Schedule, in excess of $2.0 million individually or $10.0 million in the aggregate, provided that on a weekly basis, the Company Parties shall provide Acquiror with notice of any new RE Commitments entered into irrespective of the amount thereof; (B) incur additional Indebtedness (secured or unsecured) under the Existing Credit Facility, provided that any Indebtedness incurred under this clause (B) shall only be used by the Company or a Company Subsidiary to fund capital expenditures set forth on Section 5.1(b)(v) of the Company Parties Disclosure Schedule (or otherwise agreed to in writing by Acquiror), make interest payments or dividends in the ordinary course of business of the Company or a Company Subsidiary, or pay trade payables and other debts incurred in the ordinary course of business of the Company or a Company Subsidiary; provided, further, that no Indebtedness incurred under this clause (B) shall be used to fund or otherwise make payments to Representatives of the Company or any Company Subsidiary in connection with the transactions contemplated by this Agreement without the prior written consent of Acquiror; (C) except as permitted by the immediately preceding clause (B), incur additional Indebtedness (secured or unsecured) in excess of $1.0 million, except refinancings or extensions of existing Indebtedness in an amount not to exceed the amount refinanced or extended, or prepay or amend any existing Indebtedness irrespective of the amount thereof; provided that the Company Parties shall provide Acquiror with prompt notice of any refinancings, extensions or amendments of existing Indebtedness permitted hereunder; provided, however, that the Company Parties may make reasonable modifications to existing Indebtedness in connection with obtaining any consent, approval or waiver required pursuant to the terms of this Agreement as long as Acquiror has had the opportunity to review and comment upon any such consent, approval or waiver; or (D) enter into, amend or modify in any material way or terminate any lease, provided that any Company Party may enter into a new lease with respect to 5,000 square feet or less of space in the ordinary course of business of such Company Party without the prior written consent of Acquiror, provided that such Company Party shall promptly provide Acquior with notice of entry into any such new lease and an executed copy of such lease;

          (vi) sell, mortgage, subject to Lien or otherwise dispose of or agree to do any of the foregoing with respect to any of the Company Properties, except those that are disclosed in Section 5.1(b)(vi) of the Company Parties Disclosure Schedule;

          (vii) sell, lease, mortgage, subject to Lien or otherwise dispose of or agree to do any of the foregoing with respect to any of its personal or intangible property in excess of $1.0 million, individually or in the aggregate;

          (viii) except as set forth in Section 5.1(b)(viii) of the Company Parties Disclosure Schedule, guarantee the indebtedness of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing or make any investments in any other Person in excess of $500,000 other than a Company Subsidiary;

          (ix) make or rescind any election relating to Taxes unless the Company reasonably determines, after prior consultation with Acquiror, that such action is (A) required by Law; or (B) necessary or appropriate to preserve the Company's status as a REIT or the partnership status of the Operating Partnership or any other Company Subsidiary which files Tax Returns as a partnership for federal tax purposes;

          (x) (A) change any of its methods, principles or practices of accounting in effect other than as required by any changes in GAAP after the date hereof, provided that Acquiror receives notice of any required changes; or (B) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes;

          (xi) except as set forth in Section 5.1(b)(xi) of the Company Parties Disclosure Schedule, adopt any new employee benefit plan, incentive plan, severance plan, bonus plan, share option or similar plan, make any new grants under any Company Stock Option Plan, amend any Company Benefit Plan, or enter into or amend any employment agreement or similar agreement or arrangement or grant or become obligated to grant any increase in the compensation of officers or employees, except such changes as are required by Law or which are not more favorable to participants than provisions presently in effect; or terminate the employment of any key employee, take any affirmative action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Company Benefit Plan;

          (xii) settle or compromise any material litigation, including, without limitation, any shareholder derivative or class action claims arising out of or in connection with any of the transactions contemplated by this Agreement or waive, release or assign any material rights or claims;

          (xiii) except as set forth in Section 5.1(b)(xiii) of the Company Parties Disclosure Schedule and excluding the matters covered by Section 5.1(b)(xi)above, enter into or amend or otherwise modify any agreement or arrangement with Persons that are Affiliates of the Company (other than agreements with Company Subsidiaries) or, as of the date of this Agreement, are employees, officers, trustees, partners or directors of the Company or any Company Subsidiary;

          (xiv) authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation or dissolution of the Company or any of the Company Subsidiaries;

          (xv) fail to use its commercially reasonable efforts to maintain with financially responsible insurance companies insurance in such amounts and against such risks and losses as are customary for companies engaged in their respective businesses;

          (xvi) (A) materially amend or terminate, or waive compliance with the terms of or breaches under any Material Contract, or (B) fail to comply, in any material respect, with the terms of any Material Contract, or (C) enter into a new contract, agreement or arrangement that, if entered into prior to the date of this Agreement, would have been required to be listed in
     Section 4.1(r)(i) of the Company Parties Disclosure Schedule;

          (xvii) fail to use its commercially reasonable efforts to comply or remain in compliance with all material terms and provisions of any agreement relating to any outstanding indebtedness of the Company or any Company Subsidiary;

          (xviii) take any action that would, or that would reasonably be expected to, result in (A) any of the representations and warranties of the Company Parties set forth in this Agreement becoming untrue in any material respect or (B) any of the conditions specified in Section 7.1 or 7.2 not being satisfied; and

          (xix) agree in writing or otherwise to take any action inconsistent with any of the foregoing.

                                   ARTICLE VI

                              ADDITIONAL COVENANTS

     SECTION 6.1. Access to Information; Confidentiality. The Company shall, and shall cause each of the Company Subsidiaries to, afford to Acquiror, any of its investors and financing sources and their respective officers, employees, consultants, accountants, counsel, agents and other Representatives reasonable access to all of the properties, books, contracts, commitments, personnel and records of the Company and such Company Subsidiaries (including, without limitation, Tax Returns filed and those in preparation, workpapers and other items relating to Taxes; Company Insurance Policies; and environmental investigations, studies,

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tests, reviews or other written analyses within the possession or control of the
Company or any of the Company Subsidiaries in relation to any property or facility now or previously owned, leased or operated by the Company or any of the Company Subsidiaries), and, during such period, the Company shall, and shall cause each of the Company Subsidiaries to, furnish reasonably promptly to Acquiror (a) a copy of each report, schedule, registration statement and other document prior to its filing pursuant to the requirements of federal or state securities Laws and (b) all other information concerning its business, properties and personnel as Acquiror may reasonably request. All such information shall be kept confidential in accordance with the terms of the Confidentiality Agreements.

     SECTION 6.2.  Commercially Reasonable Efforts; Notification.

     (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the Purchaser Parties and the Company Parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to fulfill all conditions to Closing applicable to such party pursuant to this Agreement and to consummate and make effective, in the most expeditious manner practicable, the REIT Merger, the OP Merger, the Montgomery Merger and the other transactions contemplated by this Agreement, including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the preparation and making of all necessary registrations and filings and the taking of all reasonable steps as may be necessary to obtain all necessary approvals, waivers or exemptions from any Governmental Entity; (ii) the obtaining of all necessary consents, approvals, waivers or exemptions from non-governmental third parties, including the consents, approvals, waivers or exemptions set forth on Schedule 7.2(e) hereof; and (iii) the execution and delivery of any additional documents or instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement and to effectuate the Partnerships Amendments described in this
Section 6.2(a). In addition, prior to the Closing, the Company shall use its commercially reasonable efforts to, or cause one or more of the Company Subsidiaries to, acquire, repurchase or otherwise redeem (or otherwise enable a designee of Acquiror to acquire or purchase) the equity interests of the Persons identified on Schedule 6.2(a) hereto in the entities set forth opposite the name of such Persons on Schedule 6.2(a) hereto, on terms and conditions set forth on
Schedule 6.2(a) hereto or such other terms and conditions as may be reasonably requested by Acquiror, pursuant to agreements and other documentation reasonably satisfactory to Acquiror. Each of the parties hereto shall furnish to the other parties such necessary and reasonable assistance as such other party may reasonably request in connection with the foregoing. Prior to the consummation of the OP Merger, the Operating Partnership shall take all actions necessary or appropriate (including obtaining the requisite approval or consents of holders of the LP Units) to amend the Operating Partnership Agreement to permit the withdrawal of the Company as the general partner of the Operating Partnership and the admission of a new general partner of the Surviving OP Partnership pursuant to the OP Merger as contemplated by Section 3.6(c) (the "Operating Partnership Actions"). Immediately following the OP Effective Time and prior to the REIT Effective Time, the Surviving OP Partnership shall amend and restate the Surviving OP Agreement in a form reasonably satisfactory to Acquiror (the foregoing amendments and restatements collectively referred to as the "OP Partnership Amendments") to, among other things, remove any restriction on the consummation of the REIT Merger as contemplated herein. Immediately following the Montgomery Effective Time and prior to the REIT Effective Time, the Surviving Montgomery Partnership shall amend and restate the Surviving Montgomery Agreement in a form reasonably satisfactory to Acquiror (the "Montgomery Partnership Amendments," and together with the OP Partnership Amendments, the "Partnerships Amendments") to, among other things, remove any restriction on the consummation of the REIT Merger as contemplated herein. At Acquiror's request, upon reasonable notice, the Company Parties shall provide reasonable assistance to Acquiror and its Affiliates in obtaining the Acquisition Financing (including by participating in meetings, due diligence sessions and the preparation of presentation materials, bank book and similar documents and the execution and delivery of financing documents and other requested certificates or documents). From the date of this Agreement through the Effective Time, the Company shall timely file, or cause to be filed, with the SEC all Company SEC Documents required to be so filed by applicable Law.

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

     (b) From time to time prior to the Effective Time, (i) the Company shall notify Acquiror with respect to any matter hereafter arising or any information obtained after the date hereof which, if existing, occurring or known at or prior to the date of this Agreement, would have been required to be set forth or described in the Company Parties Disclosure Schedule and (ii) Acquiror shall notify the Company with respect to any matter hereafter arising or any information obtained after the date hereof which, if existing, occurring or known at or prior to the date of this Agreement, would have been required to be set forth or described in the Purchaser Parties Disclosure Schedule. For purposes of determining the accuracy of any representation or the satisfaction of the conditions to the consummation of the transactions contemplated hereby, no such supplement, amendment or information provided by either the Company or Acquiror shall be considered.

     SECTION 6.3.  Tax Treatment.

     (a) Unless required by Law (as evidenced by the legal opinion of a nationally recognized U.S. law firm reasonably acceptable to the Purchaser Parties and the Company), the Company Parties shall not take or omit to take any action, or permit any status to exist, prior to the Effective Time, that would or may jeopardize, or that is inconsistent with, the Company's status as a REIT under the Code or the status of the Operating Partnership or any applicable Subsidiary of the Company as a partnership for purposes of Taxes for any period.

     (b) The parties hereto shall treat the Mergers for all income tax purposes as a taxable purchase of assets by Acquiror in exchange for the Merger Consideration, and a liquidating distribution of the REIT Merger Consideration to the shareholders of the Company within the meaning of Section 562(b)(1) of the Code, including filing the Company's final Tax Returns consistent with such treatment, and no party shall take any position inconsistent with such treatment. This Agreement shall constitute the Company's plan of liquidation within the meaning of Section 562(b)(1) of the Code and, prior to the date on which the REIT Effective Time shall occur, the Company Board shall adopt this Agreement as such a plan of liquidation.

     SECTION 6.4.  No Solicitation.

     (a) The Company shall, and shall cause its Affiliates, Subsidiaries, and its and each of their respective officers, directors, trustees, managers, employees, consultants, financial advisors, attorneys, accountants and other advisors, representatives and agents (collectively, "Representatives") to, immediately cease and cause to be terminated immediately any discussions or negotiations with any parties that may be ongoing with respect to, or that are intended to or could reasonably be expected to lead to, a Takeover Proposal. The Company shall not, and shall cause its Affiliates, Subsidiaries and its and their respective Representatives not to, (i) directly or indirectly solicit, initiate, encourage or take any other action to knowingly facilitate (including by way of furnishing or disclosing information) any Takeover Proposal, (ii) enter into any agreement, arrangement or understanding with respect to any Takeover Proposal (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) or enter into any agreement, arrangement or understanding (including any letter of intent, agreement in principle, memorandum of understanding or confidentiality agreement) requiring it to abandon, terminate or fail to consummate, or which is intended to or which would reasonably be expected to result in the abandonment, termination or failure to consummate of, any of the Mergers or any other transaction contemplated by this Agreement, (iii) initiate or participate in any way in any negotiations or discussions regarding, or furnish or disclose to any Person (other than a party to this Agreement) any information with respect to, or take any other action to facilitate or in furtherance of any inquiries or the making of any proposal that constitutes, or would reasonably be expected to lead to, any Takeover Proposal, or (iv) grant any waiver or release under any standstill or any similar agreement with respect to any class of the equity securities of the Company, the Operating Partnership or Montgomery; provided, however, that at any time prior to obtaining the Company Shareholder Approval, in response to a bona fide written unsolicited Takeover Proposal received after the date hereof that the Company Board determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) constitutes or would reasonably be expected to result in a Superior Proposal, and which Takeover Proposal was not, directly or indirectly, the result of a breach of this Section 6.4 or the Exclusivity Agreement, the Company may, if the Company Board determines in good faith (after consulting with outside counsel) that it is required to do so in order to comply with its duties under applicable Law, and subject to compliance with Section 6.4(c), (A) furnish information with respect to the Company and its Subsidiaries to the Person making such Takeover Proposal (and its representatives) pursuant to a customary confidentiality agreement that contains terms and conditions not less restrictive of such Person than the Confidentiality Agreements; provided that all such information has previously been provided to Acquiror or is provided to Acquiror prior to or concurrently with the time it is provided to such Person and (B) participate in discussions or negotiations with the Person making such Takeover Proposal (and its representatives) regarding such Takeover Proposal.

     (b) The Company shall provide Acquiror with prompt written notice of any meeting of the Company Board at which the Company Board is reasonably expected to consider any Takeover Proposal (such written notice shall in any event be at least 12 hours prior to such meeting).

     (c) Neither the Company Board nor any committee thereof shall (i) (A) withdraw (or modify in a manner adverse to Acquiror), or propose to withdraw (or modify in a manner adverse to Acquiror), the approval, recommendation or declaration of advisability by such Board or any such committee thereof of, this Agreement, any of the Mergers or the other transactions contemplated by this Agreement or (B) recommend, adopt or approve, or propose to recommend, adopt or approve, any Takeover Proposal (any action described in this clause (i) being referred to as a "Company Adverse Recommendation Change") or (ii) approve or recommend, or propose to approve or recommend, or allow the Company or any of its Subsidiaries to execute or enter into, any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other agreement constituting or related to, or that is intended to or would reasonably be expected to lead to, any Takeover Proposal (other than a confidentiality agreement referred to in and as permitted by Section 6.4(a)) (an "Acquisition Agreement") or which is intended to or which could reasonably be expected to result in the abandonment, termination or failure to consummate any of the Mergers or any other transaction contemplated by this Agreement. Notwithstanding the foregoing, at any time prior to obtaining the Company Shareholder Approval, the Company Board may make a Company Adverse Recommendation Change in response to a Superior Proposal if the Company Board determines in good faith (after consultation with outside counsel and a financial advisor of nationally recognized reputation) that it is required to do so in order to comply with its duties under applicable Law; provided, however, that (A) no Company Adverse Recommendation Change shall be made until after the fifth (5(th)) Business Day following Acquiror's receipt of written notice (a "Notice of Adverse Recommendation") from the Company advising Acquiror that the Company Board intends to take such action and the terms and conditions of any Superior Proposal that is the basis of the proposed action by the Company Board (it being understood and agreed that any amendment to the financial terms or any other material term of such Superior Proposal shall require a new Notice of Adverse Recommendation and a new five (5) Business Day period) and representing that the Company has complied with this Section 6.4, (B) during such five (5) Business Day period, the Company, if requested by Acquiror, shall negotiate with Acquiror in good faith to make such adjustments to the terms and conditions of this Agreement as would enable the Company to proceed with its recommendation of this Agreement and the REIT Merger and not make a Company Adverse Recommendation Change and (C) the Company shall not make a Company Adverse Recommendation Change if, prior to the expiration of such five (5) Business Day period, Acquiror delivers a proposal to adjust the terms and conditions of this Agreement that the Company Board determines in good faith (after consultation with its financial advisors) causes the Takeover Proposal, after giving effect to the payment of the Termination Fee set forth in Section 8.4, to no longer be a Superior Proposal.

     (d) The Company agrees, that in addition to the obligations of the Company set forth in paragraphs (a), (b) and (c) of this Section 6.4, promptly on the date of receipt thereof, the Company shall advise Acquiror in writing of any request for information or any Takeover Proposal, or any inquiry, discussions or negotiations with respect to any Takeover Proposal and the terms and conditions of such request, Takeover Proposal, inquiry, discussions or negotiations (including the identity of the Person making such Takeover Proposal) and the Company shall promptly provide to Acquiror copies of any written materials received by the Company in connection with any of the foregoing, and the identity of the Person or group making any such request, Takeover Proposal or inquiry or with whom any discussions or negotiations are taking place. The Company agrees that it shall keep Acquiror reasonably informed of the status and the material terms and conditions (including amendments or proposed amendments) of any such request, Takeover Proposal or inquiry and keep

Acquiror reasonably informed of any information requested of or provided by the Company and as to the status of all discussions or negotiations with respect to any such request, Takeover Proposal or inquiry.

     (e) Nothing contained in this Section 6.4 shall prohibit the Company from
(i) taking and disclosing to its shareholders a position contemplated by Rules 14d-9 and 14e-2 promulgated under the Exchange Act, although compliance by the Company with such obligations shall not relieve the Company of any of its obligations under the provisions of Section 6.4(c).

     SECTION 6.5. Certain Litigation. The Company shall promptly advise Acquiror orally and in writing of any litigation commenced after the date hereof against the Company, the Operating Partnership, Montgomery or any trustees, managers or directors of any of them by any shareholder of the Company or any holder of OP Common Units or any holder of Montgomery LP Units, as the case may be (collectively, the "Shareholder Litigation") relating to this Agreement, any of the Mergers and/or the other transactions contemplated hereby and shall keep Acquiror fully informed regarding any Shareholder Litigation. The Company Parties shall give Acquiror the opportunity to consult with the Company Parties regarding the defense or settlement of any such Shareholder Litigation, shall give due consideration to Acquiror's advice with respect to such Shareholder Litigation and shall not settle any such Shareholder Litigation without the prior written consent of Acquiror, which consent shall not be unreasonably withheld or delayed. In addition, the Company shall not cooperate with any third party that may hereafter seek to restrain or prohibit or otherwise oppose any of the Mergers and shall cooperate with Acquiror, REIT Merger Sub, OP Merger Sub and Montgomery Merger Sub to resist any such effort to restrain or prohibit or otherwise oppose the Mergers.

     SECTION 6.6. Notification of Certain Matters. The Company shall give prompt written notice to Acquiror of (a) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement or
(b) the occurrence or existence of any event which would, or could with the passage of time or otherwise, make any representation or warranty contained herein (without giving effect to any exception or qualification contained therein relating to materiality or a Company Material Adverse Effect) untrue in any material respect as of the Closing Date; provided, however, that the delivery of notice pursuant to this Section 6.6 shall not limit or otherwise affect the remedies available hereunder to Acquiror.

     SECTION 6.7. Section 16 Matters. Prior to the Effective Time, the Company shall take all such steps as may be required and permitted to cause the transactions contemplated by this Agreement, including any dispositions of Shares (including derivative securities with respect to such Shares) by each individual who is or will be subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

     SECTION 6.8.  Employee Matters.

     (a) Except as set forth in Section 6.8(a) of the Company Parties Disclosure Schedule, prior to the Effective Time, the Company shall use its commercially reasonable efforts to cause each officer, trustee, director or employee who has any outstanding loan from, or other debt obligations to, the Company or any of its Subsidiaries, for any purpose, to repay such loan in accordance with the terms thereof; provided, however, that the Acquiror and its Affiliates shall permit loans with respect to the Company's 401(k) plan to be repaid by Covered Employees in accordance with the same terms as applied to such loans prior to the Effective Time.

     (b) The Company and each Company Subsidiary shall take all actions as may be necessary under the Company Stock Option Plans to effect the cancellations described in Section 3.2 and shall comply with any requirements regarding tax withholding in connection therewith. In addition to the foregoing and subject to the terms of the Company Stock Option Plans and applicable Law, the Company and its Subsidiaries shall take all actions necessary to cause the Company Stock Option Plans to be terminated at or prior to the Effective Time, and to satisfy Acquiror that no holder of Company Options or other awards under such Company Stock Option Plans or participant in the Company Stock Option Plans, will have any right to acquire any interest in Acquiror or any Affiliate or Subsidiary of Acquiror as a result of the exercise of Company Options or other awards or rights pursuant to the Company Stock Option Plans at or after the Effective Time.

     (c) After the Effective Time, Acquiror shall cause the Surviving Entity to continue to employ all employees of the Company and the Company Subsidiaries who were employed immediately before the Effective Time ("Covered Employees"), with no reductions in base salary for a period of twelve (12) months after the Closing Date and with employee benefits satisfying the requirements of Section 6.8(d); provided, however, that Acquiror shall retain the right to terminate the employment of any employee of the Surviving Entity or its Subsidiaries at any time after the Closing.

     (d) Acquiror shall provide, or cause the Surviving Entity to provide, all Covered Employees, for at least twelve (12) months after the Closing Date, with employee benefits that in the aggregate are no less favorable than the benefits provided to such Covered Employees immediately prior to the Closing (not including in the calculation of such benefits, any cash bonus or equity awards), and Acquiror shall give, and shall cause the Surviving Entity to give, each of those Covered Employees past service credit (to the extent such service was generally recognized under a Company Benefit Plan prior to the Closing Date) (i) for purposes of eligibility and vesting under all employee benefit plans for employees of Acquiror (except benefit accrual under any defined benefit plan) at or after the Closing and (ii) for all purposes (including the amount of benefits) under the severance, vacation, and sick pay policies of Acquiror. Notwithstanding the foregoing, nothing contained in this Agreement or otherwise shall require the Company to continue any Company Benefit Plan or prevent the amendment, modification or termination thereof at any time following the Closing.

     (e) After the Effective Time, Acquiror shall provide, or cause the Surviving Entity to provide, all Covered Employees (and their dependents upon payment of premium for dependents by such Covered Employee) with medical and dental benefit coverage under the plans maintained by the Company and the Company Subsidiaries or plans maintained by Acquiror or its affiliate. Subject to the approval of any insurance carrier and to the extent consistent with the terms of such plans, Acquiror and the Surviving Entity shall cause such plan(s) to waive any pre-existing condition exclusions and waiting periods (except to the extent that such exclusions would have then applied or waiting periods were not satisfied under the employee's current company provided medical plan and to credit or otherwise consider any deductibles or co-pays paid under the Company's or a Subsidiary's medical plan by Covered Employees (or their dependents) prior to the Closing Date toward any deductibles, co-pays or other maximums under its plan(s) during the plan year during which the Closing Date occurs. Acquiror shall be responsible for satisfying its obligations under section 601 et seq. of ERISA and section 4980B of the Code to provide continuation coverage ("COBRA") to any Covered Employee in accordance with law. Acquiror shall provide COBRA coverage to any employees of the Company and Subsidiaries not employed by Acquiror on the Closing Date (and to any former employees of the Company or any of the Company and Subsidiaries being provided COBRA coverage by the Subsidiaries on the Closing Date) to the extent required by COBRA.

     (f) Effective as of the Closing, Acquiror shall, or shall cause the Surviving Entity to, recognize all accrued vacation pay balances ("Accrued Vacation") of Covered Employees and to recognize such employees' service with the Company for purposes of vacation pay accrual under Acquiror's policies or the Surviving Entity's policies regarding vacation pay. Acquiror shall, or shall cause the Surviving Entity to, allow all Covered Employees to utilize Accrued Vacation for a period of twenty-four (24) months, subject, for employees not parties to an employment agreement with the Company, to a five (5) day annual maximum for vacation carryovers under Acquiror's vacation policies. For purposes of determining the sick leave entitlement of each Covered Employee, Acquiror shall, or shall cause the Surviving Entity to, recognize that Covered Employee's service prior to the Closing Date that was recognized by the Company in determining sick leave entitlement.

     (g) Absent advance written permission by the Company, the Acquiror and its Affiliates shall not communicate with any employees of the Company or the Company Subsidiaries regarding the possible terms of such employees' employment or any benefits or other compensation to which they may become entitled following the Closing Date.

     SECTION 6.9.  Indemnification.

     (a) From and after the Effective Time, the Surviving Entity shall maintain exculpation and indemnify and hold harmless, to the fullest extent permitted under applicable Law, in accordance with any indemnity agreements of the Company (the "Company Indemnity Agreements"), the Company Charter, the Company Bylaws or similar organizational documents of any Company Subsidiary and the Company Benefit Plans, in each case as in effect on the date of this Agreement, (and the Surviving Entity shall also advance attorneys' fees and expenses as incurred; provided that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is ultimately determined that such Person is not entitled to indemnification), each present and former trustee, director, officer, general partner, managing member, manager or fiduciary of the Company or any Company Subsidiary (in their capacities as such, and not as shareholders, optionholders or unitholders of the Company or a Company Subsidiary) (collectively, the "Indemnified Parties") against any costs or expenses (including reasonable attorneys' fees and expenses), judgments, fines, losses, claims, settlements, damages or liabilities incurred in connection with any claim, action, suit, demand, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the later of the Effective Time or the Liquidation Effective Time (including the transactions contemplated hereby) and such obligation shall continue in full force and effect until the expiration of the applicable statute of limitations.

     (b) For a period of six (6) years from the Effective Time, the Surviving Entity shall maintain in effect the Company's current trustees', directors' and officers' liability insurance ("T&O Insurance") in respect of acts or omissions occurring at or prior to the Effective Time, covering each person currently covered by the T&O Insurance (a complete and accurate copy of which has been heretofore delivered to Acquiror), on terms with respect to the coverage and amounts no less favorable than those of the T&O Insurance in effect on the date of this Agreement; provided, however, that the Surviving Entity may substitute therefor policies of the Surviving Entity containing terms with respect to coverage and amounts no less favorable to such trustees and officers; provided, further, however, that in satisfying its obligations under this Section 6.9(b), the Surviving Entity shall not be obligated to pay annual premiums at a rate in excess of 200% of the rate of the Company's annual premium for coverage for its current fiscal year (which premiums the Company represents and warrants to be $237,600 in the aggregate), it being understood and agreed that Acquiror shall nevertheless be obligated to provide such coverage as may be obtained for such annual 200% amount.

     (c) If the Surviving Entity or any of its successors or assigns shall (i) consolidate with or merge into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfer all or substantially all of its properties and assets to any Person, then, and in each such case, proper provisions shall be made so that the successors and assigns of the Surviving Entity shall assume all of the obligations of the Surviving Entity set forth in this Section 6.9.

     (d) The rights of each Indemnified Party under this Section 6.9 shall be in addition to any right such Person might have under the Company Charter, Company Bylaws or similar organizational documents of any Company Subsidiary and the Company Benefit Plans, or under any agreement of any Indemnified Party with the Company or any Company Subsidiary. The provisions of this Section 6.9 are intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties, their respective heirs and representatives.

     SECTION 6.10.  Company Shareholders Meeting; Proxy Statement.

     (a) The Company shall, as promptly as reasonably practicable following the execution of this Agreement, establish a record date for, duly call, and give notice of, the special meeting of the shareholders of the Company to be held to consider the approval of this Agreement and the REIT Merger (the "Company Shareholders Meeting") and mail the Proxy Statement to the Company's shareholders. Subject to Section 6.4(c) and Section 6.4(e), the Company shall, through the Company Board, recommend to its shareholders adoption of this Agreement and the approval of the REIT Merger and shall include such recommendation in the Proxy Statement. Without limiting the generality of the foregoing, the Company's obligations pursuant to the first sentence of this
Section 6.10(a) shall not be affected by (i) the commencement, public proposal, public disclosure or communication to the Company of any Takeover Proposal or
(ii) the withdrawal or modification by the Company Board or any committee thereof of the Company Board's or such committee's approval or recommendation of this Agreement, the REIT Merger or the other transactions contemplated by this Agreement.

     (b) As promptly as practicable after the execution of this Agreement, but in no event later than ten (10) Business Days after the date of this Agreement, the Company shall prepare and the Company shall cause to be filed with the SEC a proxy statement (together with any amendments thereof or supplements thereto, the "Proxy Statement") in a form reasonably satisfactory to Acquiror. The Company will cause the Proxy Statement to comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder, and shall provide Acquiror with reasonable opportunities to review and comment on the Proxy Statement. Each of Acquiror and the Company shall furnish all information concerning it and its Subsidiaries or Affiliates as may reasonably be requested by the other party in connection with the preparation of the Proxy Statement.

     (c) The Company shall notify Acquiror promptly after receipt by the Company of any comments of the SEC on, or of any request by the SEC for amendments or supplements to, the Proxy Statement. The Company shall supply Acquiror with copies of all correspondence between the Company or any of its representatives and the SEC with respect to the Proxy Statement. If at any time prior to the Effective Time, any event shall occur relating to the Company or any of its Subsidiaries or any of their respective officers, trustees, directors or Affiliates which should be described in an amendment or supplement to the Proxy Statement, the Company shall inform Acquiror promptly after becoming aware of such event. If at any time prior to the Effective Time, any event shall occur relating to Acquiror or any of its Subsidiaries or any of their respective officers, directors or Affiliates which should be described in an amendment or supplement to the Proxy Statement, Acquiror shall inform the Company promptly after becoming aware of such event. Whenever the Company learns of the occurrence of any event which should be described in an amendment of, or supplement to, the Proxy Statement, the parties shall cooperate to promptly cause such amendment or supplement to be prepared, filed with and cleared by the SEC and, if required by applicable Law, disseminated to the persons and in the manner required. The Company shall mail the Proxy Statement to its shareholders within the time period specified in Section 6.10(a) and shall convene and hold the Company Shareholders Meeting no later than twenty (20) Business Days after the mailing of the Proxy Statement.

     SECTION 6.11. Certain Resignations. The Company shall cause to be delivered to Acquiror the resignations of all of the trustees and directors (and comparable managers, officers and other personnel requested by Acquiror) of the Company and each Company Subsidiary (the "Company Parties Resignations"), each to be effective upon the consummation of the Mergers.

     SECTION 6.12. Title Defects. If any Title Insurance Policy shows title defects which would be reasonably expected to cause an Acquiror Material Adverse Effect on the ability to generate revenue at the Property as presently constructed or the inability of Acquiror to provide a first priority mortgage lien on the Company Property (a "Major Title Defect"), and Acquiror has delivered to the Company and its counsel an itemized written notice of such Major Title Defects ("Acquiror's Title Notice") within thirty (30) Business Days after the receipt of such Title Insurance Policy, then the Company or Company Subsidiaries shall, within ten (10) calendar days after receipt of Acquiror's Title Notice (the "Cure Period"), begin the process to cure the Major Title Defects identified in Acquiror's Title Notice and to continue to diligently prosecute such cure until such Major Title Defect is removed from title; provided, however, that if such Merger Title Defect has not been cured, notwithstanding such diligence prosecution by the date for Closing, prescribed by this Agreement, the Company shall have no obligation to complete such cure and the failure to cure shall not constitute a breach of the foregoing representation and warranty, unless the cost to cure the Merger Title Defect could reasonably be expected to exceed $1,000,000 and is capable of being cured for financial consideration.

     SECTION 6.13. Financing. As soon as reasonably practicable after the date hereof and in any event not later than five (5) Business Days prior to the Closing, the Purchaser Parties shall deliver to the Company copies of executed equity and debt commitment letters (or other evidence reasonably satisfactory to the Company) pursuant to which the investors, lenders or other(s) party thereto have agreed, in accordance with the terms set forth therein, to the Company, to provide the Purchaser Parties with funds necessary to consummate the transactions contemplated hereby.

     SECTION 6.14.  Liquidation of REIT Merger Sub.

     (a) REIT Merger Sub covenants to the Company that, prior to the OP Effective Time, it will adopt a plan of liquidation in substantially the form attached as Exhibit B hereto (the "Plan of Liquidation") and submit the Plan of Liquidation for approval to the sole shareholder of REIT Merger Sub, and will, upon the requisite shareholder approval, implement the liquidation, dissolution and winding up of the REIT Merger Sub in accordance with the terms of the Plan of Liquidation. OP Merger Sub, as the sole shareholder of REIT Merger Sub, covenants to the Company that it will approve the Plan of Liquidation prior to the OP Effective Time.

     (b) Pursuant to the Plan of Liquidation, (i) upon its liquidation, REIT Merger Sub will pay to holders of New Series B-1 Preferred Shares a liquidation preference of $25.00 per share (plus all accrued but unpaid distributions (whether or not declared) as of the effective time of the liquidation of REIT Merger Sub) (the aggregate of such amounts herein referred to as the "New Preferred B-1 Liquidation Preference"), and (ii) prior to the OP Effective Time, OP Merger Sub and REIT Merger Sub shall execute the Assignment and Assumption Agreement providing for the assignment of all of the assets of the Surviving Entity to, and assumption of all of the liabilities of the Surviving Entity by, OP Merger Sub.

     (c) Immediately following the Liquidation Effective Time, (i) the share transfer books of the Surviving Entity shall be closed and there shall be no registration of transfers of any New Series B-1 Preferred Shares that were outstanding immediately prior to the Liquidation Effective Time (except transfers permitted by operation of Law or by will), (ii) the Surviving Entity shall deposit the New Preferred B-1 Liquidation Preference with the Paying Agent, and (iii) for administrative convenience only, notwithstanding anything to the contrary in this Agreement, holders of Preferred B Certificates shall receive, in lieu of the Preferred B Merger Consideration, the New Preferred B-1 Liquidation Preference upon surrender of their Preferred B Certificates (or any replacement therefor issued pursuant to Section 3.1(b)(ii)); provided, further, that the Preferred B Liquidation Preference shall only be paid to the Person in whose name the surrendered Preferred B Certificate (or such replacement therefor) is registered.

     SECTION 6.15. Covenants of the Responsible Entity. The Responsible Entity hereby covenants and agrees:

          (a) to do anything a Company Party reasonably requests, at such Company Party's expense, including obtaining consents, signing and producing documents, producing receipts and getting documents completed and signs, to the extent necessary to bind the Responsible Entity under this Agreement;

          (b) at a Company Party's request and subject to applicable Law, to exercise its right of indemnity from the Trust Fund in respect of obligations incurred by it under this Agreement;

          (c) to comply with its obligations as responsible entity and trustee of the Parent Trust;

          (d) not to do anything which:

             (i) effects or facilitates its retirement, removal or replacement as trustee and responsible entity of the Parent Trust;

             (ii) could restrict its right of indemnity from the Trust Fund in respect of obligations incurred by it under this Agreement;

             (iii) could restrict or impair its ability to comply with its obligations under this Agreement; or

             (iv) effects or facilitates the termination of the Parent Trust, the variation of its constituent documents in a manner adverse to the interests of the Company Parties, the resettlement of the Trust Fund or anything which could result in the Trust Fund being mixed with other property; and

          (e) to notify the Company Parties of anything that occurs or fails to occur which would mean that it could not truthfully repeat all of its representations and warranties at any time by reference to the current circumstances;

provided, that from and after the REIT Effective Time, references to "Company Party" or "Company Parties" in this Section 6.15 shall be deemed to refer to "Beneficiary" or "Beneficiaries."

                                  ARTICLE VII

                             CONDITIONS TO CLOSING

     SECTION 7.1. Conditions to Each Party's Obligation to Effect the Mergers. The respective obligations of each party to effect the Mergers are subject to the satisfaction or waiver (a permitted by applicable Law) at or prior to the OP Effective Time, the Montgomery Effective Time or the REIT Effective Time, as the case may be, of the following conditions:

          (a) The Company Shareholder Approval shall have been obtained.

          (b) All necessary consents and approvals of any Governmental Entity required for the consummation of the transactions contemplated by this Agreement shall have been obtained, including consents and approvals relating to antitrust, competition, trade or other regulatory matters.

          (c) No Law or Order issued by any court of competent jurisdiction or other Governmental Entity or other legal restraint or prohibition preventing the consummation of any of the Mergers shall be in effect; provided, however, that each of the parties shall have used commercially reasonable efforts to prevent the entry of any such Order and to appeal as promptly as possible any Order that may be entered.

     SECTION 7.2. Conditions to the Obligation of the Purchaser Parties to Effect the Mergers. The obligations of the Purchaser Parties to effect the Mergers are further subject to satisfaction or waiver (as permitted by applicable Law) at or prior to the OP Effective Time, the Montgomery Effective Time or the REIT Effective Time, as the case may be, of the following conditions:

          (a) The (i) representations and warranties of the Company Parties contained herein shall be true and correct as of the date of this Agreement, and (ii) the representations and warranties of the Company Parties that are qualified as to materiality shall be true and correct (and any such representations and warranties that are not so qualified shall be true and correct in all material respects) as of the Closing Date (except to the extent that any such representation or warranty, by its terms, is expressly limited to a specific date, in which case such representation or warranty shall be true and correct as of such date; provided, however, that in the case of Section 4.1(j)(ii)(A), December 31, 2004 shall replace December 31, 2003).

          (b) Each of the Company Parties shall have performed or complied with, in all material respects, each of its agreements, obligations, covenants and conditions contained in this Agreement required to be performed or complied with by it at or prior to the OP Effective Time, the Montgomery Effective Time and the REIT Effective Time.

          (c) The Purchaser Parties shall have received a certificate, signed by a senior executive officer of the Company, certifying as to the matters set forth in Sections 7.2(a) and 7.2(b).

          (d) Since the date of this Agreement there shall not have occurred any event or events that would constitute a Company Material Adverse Effect.

          (e) Acquiror shall have received evidence, in form and substance satisfactory to it, that the Company Parties shall have obtained all material consents, approvals, authorizations, qualifications and Orders of third parties required in connection with this Agreement and the transactions contemplated hereby, including the consents, approvals, authorizations, qualifications and Orders set forth on Schedule 7.2(e) hereto.

          (f) There shall not be pending or threatened any suit, action or proceeding by any Governmental Entity: (i) challenging the acquisition by Acquiror of any Company Shares or the acquisition by OP Merger Sub of any Operating Partnership Units or the acquisition by Montgomery Merger Sub of any Montgomery OP Units, seeking to restrain or prohibit the consummation of any of the Mergers, or seeking to place limitations on the ownership of Company Shares (or the membership units of the Surviving Entity) by Acquiror, the ownership of Operating Partnership Units (or the partnership interests in the Surviving OP Partnership) by OP Merger Sub or the ownership of Montgomery OP Units (or the partnership interests in the Surviving Montgomery Partnership) by Montgomery Merger Sub or seeking to obtain from the Company Parties or the Purchasing Parties any damages that are material in relation to the Company, the Operating Partnership or Montgomery, (ii) seeking to prohibit or materially limit the ownership or operation by the Company, Acquiror or any of their respective Subsidiaries or Affiliates of any portion of any business or of any assets of the Company, Acquiror or any of their respective Subsidiaries, or to compel the Company, Acquiror or any of their respective Subsidiaries to divest or hold separate any portion of any business or of any assets of the Company, Acquiror or any of their respective Subsidiaries, as a result of the Mergers, (iii) seeking to prohibit Acquiror or any of its Subsidiaries from effectively controlling in any material respect the business or operations of the Company or any of its Subsidiaries or (iv) otherwise constituting an Acquiror Material Adverse Effect or a Company Material Adverse Effect.

          (g) The Purchaser Parties shall have received a legal opinion, dated as of the Closing Date, from Roberts & Holland LLP, in form and substance reasonably satisfactory to Acquiror, to the effect that: (i) commencing with its taxable year ended December 31, 2000, the Company has been organized in conformity with the requirements for qualification and taxation as a REIT under the Code, and its method of operation has enabled it to meet, through the Closing Date, the requirements for qualification and taxation as a REIT under the Code; and (ii) each of the Operating Partnership, since the formation of the Operating Partnership, and all other Company Subsidiaries which are organized as partnerships or limited liability companies or which file tax returns as partnerships, since the later of the date of formation of the applicable Company Subsidiary or the date on which the Company acquired an interest in such Company Subsidiary,
     (x) has qualified at all times as a partnership or as a disregarded entity under the Code and not as an association taxable as a corporation, and (y) has not qualified as a "publicly traded partnership" to which Section 7704(a) of the Code applies. Roberts & Holland LLP may rely on the opinion of Robinson Silverman Pearce Aronsohn & Berman LLP, the former counsel to Kranzco Realty Trust, in rendering its opinion with respect to the qualification of the Company as a REIT.

          (h) The Purchaser Parties shall have received legal opinions, each dated as of the Closing Date, in form and substance reasonably satisfactory to them, from Proskauer Rose LLP (New York counsel to the Company Parties), Venable LLP (Maryland counsel to the Company) and Richards, Layton & Finger, P.A. (Delaware counsel to the Company Parties) (including, among other things, an opinion from Venable LLP to the effect that after acceptance for record of the Articles of Merger with the Maryland Department, the REIT Merger shall, pursuant to the Maryland REIT Law, become effective at the time set forth in the Articles of Merger, assuming such effective time is not later than 30 days after such acceptance for record).

          (i) The Company shall have delivered to Acquiror the Company Parties Resignations.

          (j) The Company Parties shall have delivered to Acquiror an executed FIRPTA Certificate.

          (k) The Company and each of the Company Subsidiaries shall have provided tenant estoppel certificates in the form previously agreed by each tenant, or if no such form was previously agreed to, in the form reasonably acceptable to Acquiror, with respect to 75% of the tenants under a Lease with respect to more than 20,000 square feet of space.

     SECTION 7.3. Conditions to the Obligation of the Company to Effect the Mergers. The obligation of the Company Parties to effect the Mergers is further subject to satisfaction or waiver (as permitted by applicable Law) at or prior to the OP Effective Time, the Montgomery Effective Time or the REIT Effective Time, as the case may be, of the following conditions:

          (a) The (i) representations and warranties of the Purchaser Parties, the Parent Parties and the Responsible Entity contained herein shall be true and correct as of the date of this Agreement, and (ii) the representations and warranties of the Purchasing Parties, the Parent Parties and the Responsible

     Entity contained herein that are qualified as to materiality shall be true and correct (and any such representations and warranties that are not so qualified shall be true and correct in all material respects) as of the Closing Date (except to the extent that any such representation or warranty, by its terms, is expressly limited to a specific date, in which case such representation or warranty shall be true and correct as of such date).

          (b) Each of the Purchaser Parties, the Parent Parties and the Responsible Entity shall have performed and complied with, in all material respects, each of its agreements, obligations, covenants and conditions contained in this Agreement required to be performed by it at or prior to the OP Effective Time, the Montgomery Effective Time and the REIT Effective Time.

          (c) The Company shall have received a certificate, signed by a senior executive officer of each of the Purchaser Parties, the Parent Parties and the Responsible Entity certifying as to the matters set forth in Sections 7.3(a) and 7.3(b).

          (d) The Company Parties shall have received legal opinions, each dated as of the Closing Date, in form and substance reasonably satisfactory to them, from Skadden, Arps, Slate, Meagher & Flom LLP and Piper Rudnick LLP, each counsel to the Purchaser Parties.

          (e) The Company Parties shall have received a legal opinion, dated as of the Closing Date, in form and substance reasonably satisfactory to them, from Freehills, Australian counsel to the Purchaser Parties.

          (f) The board of trustees of REIT Merger Sub shall have approved the Plan of Liquidation and OP Merger Sub shall have approved the Plan of Liquidation at a meeting of the sole shareholder of REIT Merger Sub.

          (g) REIT Merger Sub shall have entered into the Assignment and Assumption Agreement with OP Merger Sub.

     SECTION 7.4. Frustration of Closing Conditions. None of the parties hereto may rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was caused by such party's failure to act in good faith or its breach of its covenants contained in this Agreement.

                                  ARTICLE VIII

                           TERMINATION AND AMENDMENTS

     SECTION 8.1. Termination. This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Effective Time, whether before or after receipt of the Company Shareholder Approval:

          (a) by mutual written consent of Acquiror and the Company;

          (b) by either Acquiror or the Company (if, in the case of the Company with respect to clauses (i) and (ii) below, it has not violated any of Sections 6.1, 6.4 or 6.10):

             (i) if the Company Shareholder Approval is not obtained at the Company Shareholders Meeting;

             (ii) if the Mergers shall not have been consummated by June 30, 2005 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to any party whose breach of any provision of this Agreement has been the cause of, or resulted in, the failure of the Mergers to occur on or before the Termination Date; or

             (iii) there shall be any Law or Order that has the effects set forth in Section 7.1(c).

          (c) by the Company:

             (i) if (A) Acquiror, Acquiror Subsidiary, any Acquiror Merger Sub, Parent, Parent Trust or the Responsible Entity shall have breached any of the covenants or agreements contained in this

        Agreement to be complied with by Acquiror, Acquiror Subsidiary, the applicable Acquiror Merger Sub, Parent, Parent Trust or the Responsible Entity, as the case may be, such that the closing condition set forth in
        Section 7.3(b) would not be satisfied or (B) there exists a breach of any representation or warranty of Acquiror, Acquiror Subsidiary, any Acquiror Merger Sub, Parent, Parent Trust or the Responsible Entity contained in this Agreement such that the closing condition set forth in
        Section 7.3(a) would not be satisfied, and, in the case of both (A) and
        (B), such breach is incapable of being cured by the Termination Date or is not cured by Acquiror, Acquiror Subsidiary, the applicable Acquiror Merger Sub, Parent, Parent Trust or the Responsible Entity, as the case may be, within twenty (20) Business Days after Acquiror, Acquiror Subsidiary, the applicable Acquiror Merger Sub, Parent, Parent Trust or the Responsible Entity, as the case may be, receives written notice of such breach from the Company; or

             (ii) if prior to the obtaining of the Company Shareholder Approval
        (A) the Company Board has received a Superior Proposal, (B) the Company Board determines in good faith, after consultation with a financial advisor of nationally recognized reputation and outside legal counsel, that such termination is required to comply with the duties of the Company Board under applicable Law, (C) the Company has complied with Sections 6.1, 6.4 and 6.10, (D) not later than the day of such termination, Acquiror has received the fee set forth in Section 8.4, and
        (E) the Company simultaneously enters into a definitive agreement with respect to such Superior Proposal with the party making such Superior Proposal; provided that the Company Board shall only be able to terminate this Agreement pursuant to this clause (ii) after five (5) Business Days following Acquiror's receipt of written notice advising Acquiror that the Company Board is prepared to do so, and only if, during such five (5) Business Day period, the Company and its advisors, if requested by Acquiror, will have negotiated in good faith with Acquiror to make such adjustments in the terms and conditions of this Agreement as would enable the parties to proceed with the transactions contemplated herein on such adjusted terms.

          (d) by Acquiror:

             (i) if (A) any Company Party shall have breached any of the covenants or agreements contained in this Agreement to be complied with by such Company Party such that the closing condition set forth in
        Section 7.2(b) would not be satisfied or (B) there exists a breach of any representation or warranty of any Company Party contained in this Agreement such that the closing condition set forth in Section 7.2(a) would not be satisfied, and, in the case of both (A) and (B), such breach is incapable of being cured by the Termination Date or is not cured by such Company Party within twenty (20) Business Days after such Company Party receives written notice of such breach from Acquiror;

             (ii) if any Law or Order having any of the effects set forth in
        Section 7.2(f) shall be in effect and shall have become final and nonappealable;

             (iii) if, prior to the obtaining of the Company Shareholder Approval (A) a Company Adverse Recommendation Change shall have occurred, (B) the Company shall have failed to include in the Proxy Statement the recommendation of the Company Board that the Company's shareholders vote in favor of the REIT Merger and the transactions contemplated hereby, (C) a tender or exchange offer relating to any Company Shares will have been commenced and the Company will not have sent to its security holders, within ten (10) Business Days after the commencement of such tender or exchange offer, a statement disclosing that the Company recommends rejection of such tender or exchange offer, or (D) a Takeover Proposal is publicly announced, and the Company fails to issue, within ten (10) Business Days after such Takeover Proposal is announced, a press release that reaffirms the recommendation of the Company Board that its shareholders vote in favor of the REIT Merger and the transactions contemplated hereby; or

             (iv) if the Company breaches, in any material respect, any of its obligations under Section 6.4 or 6.10(a).

     SECTION 8.2. Effect of Termination. Except as otherwise set forth in this Agreement, in the event of a termination of this Agreement by either the Company or Acquiror as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Acquiror, Acquiror Subsidiary, any Acquiror Merger Sub, Parent, Parent Trust, the Responsible Entity, the Company, the Operating Partnership or Montgomery or their respective officers, directors or trustees; provided, however, that no such termination shall relieve any party hereto of any liability or damages resulting from any material breach of this Agreement; and provided further, that the provisions of this Section 8.2, Section 8.3 (Fees and Expenses), Section 8.4 (Termination Fee), Article IX of this Agreement (other than Sections 9.15 and 9.16) and the Confidentiality Agreements (Confidentiality) shall remain in full force and effect and survive any termination of this Agreement.

     SECTION 8.3. Fees and Expenses. Except as otherwise expressly set forth in this Agreement, all fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such expenses, whether or not the Mergers are consummated.

     SECTION 8.4.  Termination Fee.

     (a) If this Agreement shall be terminated pursuant to:

          (i) Section 8.1(b)(i), 8.1(b)(ii), 8.1(d)(i), 8.1(d)(iii)(C) or
     8.1(d)(iii)(D) and (A) at any time after the date hereof a Takeover Proposal shall have been publicly announced or otherwise communicated to the Company Board and (B) within twelve (12) months of the termination of this Agreement, the Company enters into a definitive agreement with any third party with respect to a Takeover Proposal (with all percentages in the definition of Takeover Proposal increased to 50%) or any such transaction is consummated; or

          (ii) Section 8.1(c)(ii), 8.1(d)(iii)(A) or 8.1(d)(iii)(B) or
     8.1(d)(iv) hereof,

then the Company shall (1) in the case of termination pursuant to clause (i) of this Section 8.4(a), upon the earlier to occur of the execution of such definitive agreement and such consummation or (2) in the case of termination pursuant to clause (ii) of this Section 8.4(a), on the date of such termination, pay Acquiror a non-refundable fee in an amount equal to $24.0 million (the "Termination Fee"), payable by wire transfer of immediately available funds to an account designated in writing to the Company by Acquiror.

     (b) If the Company fails to promptly pay the Termination Fee, and, in order to obtain such payment Acquiror commences a suit which results in a judgment against the Company for the Termination Fee, the Company shall pay to Acquiror its costs and expenses (including attorney's fees) in connection with such suit, together with interest on the amount of the fee at a rate of 12% per annum.

     SECTION 8.5. Amendment. To the extent permitted by applicable Law, this Agreement may be amended by the parties in writing by action of their respective boards of trustees or directors, general partners or managers, as applicable, at any time before or after the Company Shareholder Approval is obtained but, after the Company Shareholder Approval is obtained, no amendment shall be made which decreases the REIT Merger Consideration or which materially adversely affects the rights of the holders of the Company Shares without the approval of such holders.

     SECTION 8.6. Extension; Waiver. At any time prior to the Effective Time, each of the Company Parties and the Purchaser Parties may, to the extent permitted by applicable Law, subject to Section 9.11, (a) extend the time for the performance of any of the obligations or other acts of the other party, (b) waive any inaccuracies in the representations and warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement or (c) waive (as permitted by applicable Law) compliance with any of the agreements or conditions of the other party contained in this Agreement. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                                   ARTICLE IX

                               GENERAL PROVISIONS

     SECTION 9.1. Nonsurvival of Representations, Warranties, Covenants and Agreements. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. All covenants and agreements shall survive in accordance with their terms. This Article IX, the agreements of Acquiror, the Surviving Entity and the Company in Section 6.9 (Indemnification), Section 8.3 (Fees and Expenses) and
Section 8.4 (Termination Fee) and those other covenants and agreements contained herein that by their terms apply, or that are to be performed in whole or in part, after the Effective Time shall survive the consummation of the Mergers.

     SECTION 9.2. Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, sent by overnight courier (provided proof of delivery is received) to the parties or sent by telecopy (provided a confirmation of transmission is received) at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):

     (a) if to any Purchaser Party, any Parent Party or the Responsible Entity, to

     Centro Watt America III, L.P.
     c/o Centro Properties Group
     Corporate Offices 3rd Floor
     The Glen Shopping Centre
     235 Springvale Road
     Glen Waverly Victoria, Australia 3150
     Attention: Andrew Scott
     Facsimile number: 011-61-3-9886-1345

     with a copy (which shall not constitute notice) to:

     Skadden, Arps, Slate, Meagher & Flom LLP
     300 South Grand Avenue, Suite 3400
     Los Angeles, California 90071
     Attention: Michael V. Gisser, Esq.
     Facsimile number: (213) 687-5600

     (b) if to any Company Party, to

     Kramont Realty Trust
     580 West Germantown Pike, Suite 200
     Plymouth Meeting, PA 19462
     United States
     Attention: Louis P. Meshon, Sr.
     Facsimile number: (610) 825-8130

     with a copy (which shall not constitute notice) to:

     Proskauer Rose LLP
     1585 Broadway
     New York, New York 10036
     Attention: Gail Sanger, Esq.
     Facsimile number: 212-969-2900

     SECTION 9.3.  Interpretation.

     (a) When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated.

     (b) The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     (c) This Agreement is the result of the joint efforts of each of the parties hereto, and each provision hereof has been subject to the mutual consultation, negotiation and agreement of the parties hereto and there shall be no construction against any party based on any presumption of that party's involvement in the drafting thereof.

     (d) The words "include," "includes" or "including" shall be deemed to be followed by the words "without limitation."

     (e) The term "ordinary course of business" (or similar terms) shall be deemed to be followed by the words "consistent with past practice."

     SECTION 9.4.  Intentionally Omitted.

     SECTION 9.5. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

     SECTION 9.6. Entire Agreement; No Third-Party Beneficiaries. This Agreement (together with the Confidentiality Agreements), the exhibits and schedules hereto, the Company Parties Disclosure Schedule and the Purchaser Parties Disclosure Schedule constitute the entire agreement and supersede all prior agreements and understandings (including the Exclusivity Agreement and the Original Agreement), both written and oral, between the parties with respect to the subject matter of this Agreement. Except for the provisions of Section 6.9, this Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies.

     SECTION 9.7. Governing Law. Except as provided in this Section 9.7, this Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without reference to the principles of conflicts of law except Sections 5-1401 and 5-1402 of the New York General Obligations Law and Rule 327(b) of the New York Civil Practice Laws and Rules). The REIT Merger and matters pertaining thereto shall be governed by, and construed in accordance with, the laws of the State of Maryland (without regard to any conflicts of laws principles thereof). The Subsidiary Mergers and matters pertaining thereto shall be governed by, and construed in accordance with, the laws of the State of Delaware (without regard to any conflicts of laws principles thereof).

     SECTION 9.8. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or delegated, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties. Any such purported assignment or delegation in violation of the foregoing sentence shall be null and void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors, permitted assigns, heirs, executors and administrators.

     SECTION 9.9. Enforcement. The parties agree that irreparable damage would occur and the parties would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the United States District Court for the Southern District of New York or any court of the State of New York sitting in New York, New York, this being in addition to any other remedy to which they are entitled at Law or in equity. In addition, each of the parties hereto unconditionally and irrevocably (a) consents to submit itself (without making such submission exclusive) to the personal jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York sitting in New York, New York in the event any dispute arises out of this Agreement or any of the transactions contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by any application or motion (of whatever nature) or other request for leave from any such court (including, without limitation, by taking any objection to an action being brought in those courts on the basis that the action has not been brought in a convenient forum or that those courts do not have jurisdiction), and (c) agrees that notice or service of process in any proceeding shall be properly served or delivered if delivered in the manner contemplated by Section 9.2. In addition, each of the parties hereto waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby. Each of the Parent Parties and the Responsible Entity covenants that it will promptly, but in no event later than three (3) Business Days after the date hereof, irrevocably appoint CT Corporation System (New York) (the "Agent") as the authorized agent for service of process of such Parent Party and the Responsible Entity in any proceeding in the United States District Court for the Southern District of New York or any court of the State of New York sitting in New York, New York, and confirms that the Agent has agreed to act as agent for service of process and that such service shall be deemed completed on delivery to the Agent (whether or not it is forwarded to and received by such Parent Party and the Responsible Entity).

     SECTION 9.10. Severability. This Agreement shall be deemed severable; the invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of the balance of this Agreement or of any other term hereof, which shall remain in full force and effect. If any of the provisions hereof are determined to be invalid or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

     SECTION 9.11. Modification. No supplement, modification or amendment of this Agreement will be binding unless made in a written instrument that is signed by all of the parties hereto and that specifically refers to this Agreement.

     SECTION 9.12. Remedies Cumulative. The remedies provided in this Agreement shall be cumulative and shall not preclude the assertion by the parties hereto of any other rights or the seeking of any other remedies, whether at law or in equity, against the other parties, or their respective successors or assigns.

     SECTION 9.13. Publicity. None of the parties hereto shall (and each of the parties shall cause its Affiliates and Representatives not to) issue any press release or make any public announcement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the Company, in the event the disclosing party is any of the Purchasing Parties (or any of their respective Affiliates and Representatives), or Acquiror, in the event the disclosing party is any of the Company Parties (or any of its Affiliates and Representatives), such consent not to be unreasonably withheld or delayed; provided, however, that, if a party determines, based upon advice of counsel, that disclosure is otherwise required by applicable Law or the rules or regulations of any stock exchange upon which the securities of such party is listed, such party may make such disclosure to the extent so required.

     SECTION 9.14. Exhibits; Disclosure Schedules. All Exhibits referred to herein and in the Company Parties Disclosure Schedule are intended to be and hereby are specifically made a part of this Agreement.

     SECTION 9.15.  Parent and Parent Trust Guarantee and Indemnity.

     (a) Each of Parent and Parent Trust hereby jointly and severally, unconditionally and irrevocably guarantees (the "Guarantee"), prior to the Effective Time, to each of the Company Parties and, on or after the Effective Time, to the former holders of Company Shares, former holders of Operating Partnership Units, former holders of Eligible Montgomery OP Units and former holders of Company Options and the Indemnified Parties and, on or after the effective time of the liquidation of REIT Merger Sub, the former holders of New Series B-1 Preferred Shares (in such capacity, collectively, the "Beneficiaries"), as primary obligor and not merely as surety, the due and punctual payment in full of each obligation of the Purchaser Parties which now exists or which may arise at any time under this Agreement, the Plan of Liquidation and the Assignment and Assumption Agreement, as any of them may be from time to time amended, supplemented or modified in accordance with its respective terms, and the transactions contemplated hereby and thereby (each such obligation, an "Obligation" and, collectively, the "Obligations"). Parent and Parent Trust jointly and severally agree that if for any reason whatsoever any of the Purchaser Parties shall fail or be unable to duly, punctually and fully pay any Obligation, they shall unconditionally and promptly pay the Obligation upon demand. Nothing shall discharge or satisfy the liability of Parent or Parent Trust under the guarantee contained in this Section 9.15(a) except the full and enduring payment of the Obligations. The Guarantee constitutes a continuing guarantee of payment when due and not of collection.

          (i) Subject to Section 9.15(c), the obligations of Parent and Parent Trust under this Section 9.15(a) shall be performed in accordance with the terms of this Agreement and shall not be subject to any reduction, limitation, impairment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any Obligation. Without limiting the generality of the foregoing, the obligations of Parent and Parent Trust under the Guarantee shall be primary, absolute and unconditional irrespective of: (1) any default, failure or delay, willful or otherwise, in the payment of all or any part of any Obligation; (2) any act or omission releasing a Purchaser Party or any other guarantor of or in relation to the Obligations or settling any claim in respect of the Obligations; (3) any acquiescence or delay by any Beneficiary or any other Person; (4) the liquidation, insolvency or administration of any person, including a Purchaser Party, Parent, the Responsible Entity or Parent Trust; or (5) any other act or omission or delay to do any other act which might in any manner or to any extent vary the risk of Parent or Parent Trust or which would otherwise operate as a discharge of a guarantor as a matter of law, and each of Parent and Parent Trust hereby waives (x) all rights to require presentments, demands for payment to the Purchaser Parties, commencement or completion of proceedings or enforcement of rights against the Purchaser Parties, notices of protest for non-payment, notices of default, any other notice, any proof of reliance by any Beneficiary upon the Guarantee or acceptance of the Guarantee and all other formalities, (y) any rights to notice in relation to any variation of the Obligations or any matter relating to them or their enforcement, and (z) any right to revoke, challenge or terminate the Guarantee.

          (ii) In furtherance of the foregoing and not in limitation of any other right which the Beneficiaries may have at law or in equity against Parent or Parent Trust by virtue of the Guarantee contained in this Section 9.15, upon failure of the Purchaser Parties to make any payment pursuant to any Obligation, when and as the same shall become due whether at Closing or at any time thereafter, under any provision contained in this Agreement, each of Parent and Parent Trust agrees jointly and severally to pay such Obligation on demand.

     (b) Each of Parent and Parent Trust jointly and severally indemnifies each of the Beneficiaries against any liability, cost or loss (including reasonable attorneys' fees) arising from (1) a failure by a Purchaser Party to comply with an Obligation or the failure by Parent or Parent Trust to comply with this
Section 9.15, or (2) any obligation of a Purchaser Party, Parent or Parent Trust arising under any part of this Agreement, including this Section 9.15, being found to be unenforceable for any reason, and, in either case, jointly and severally agrees to pay any amounts due under this indemnity on demand by a Beneficiary. The obligations of Parent and Parent Trust (collectively, the "Indemnifying Parties") under this Section 9.15(b) is referred to herein as the "Indemnity." If a claim or action is made or threatened against any Beneficiary for repayment or recovery of any amount or amounts received in payment or on account of any of the Obligations (each such claim or action, a "Claim") and any such Beneficiary repays all or part of said amount by reason of (y) any judgment, decree or order of any court or administrative body having jurisdiction over such Beneficiary or any of its property, or (z) any settlement or compromise of any such claim effected by such Beneficiary with any such claimant (including any Purchaser Party), then and in such event the Indemnifying Parties agree that any such judgment, decree, order, settlement or compromise shall be binding upon them, provided that the following provisions shall have been complied with:

          (i) Anything in this Section 9.15(b) notwithstanding, promptly after receipt by such Beneficiary of notice of the commencement of any Claim, such Beneficiary shall promptly notify Parent of the commencement thereof in writing (but the failure to notify Parent shall not relieve an Indemnifying Party from any liability that it may have under this Section 9.15(b) except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure). In case any such Claim is brought against a Beneficiary and such Beneficiary notifies Parent of the commencement thereof, an Indemnifying Party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof (with counsel reasonably satisfactory to such Beneficiary), and after notice from such Indemnifying Party to such Beneficiary of its election so to assume the defense thereof, the Indemnifying Parties will not be liable to such Beneficiary under this Section 9.15(b) for any legal or other expenses subsequently incurred by such Beneficiary in connection with the defense thereof other than reasonable costs of investigation. In the event an Indemnifying Party elects to assume the defense of a Claim, such Indemnifying Party shall be entitled to effect any settlement, enter into any compromise or consent to the entry of any decree, order or judgment, with respect to such Claim in respect of which such Beneficiary is or could have been a party and indemnity could have been sought hereunder by such Beneficiary if such settlement (x) includes a general and unconditional release of such Beneficiary from all liability on any claims that are the subject matter of such Claim, (y) does not provide for any injunction or other non-monetary relief affecting such Beneficiary, and (z) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of such Beneficiary. Notwithstanding the foregoing, (1) if a Beneficiary determines, in good faith, and on the advice of its counsel that the assumption of the defense of a Claim by the Indemnifying Parties is inappropriate due to a conflict of interest between the Indemnifying Parties, on the one hand, and such Beneficiary, on the other hand, or (2) if a Beneficiary determines, in good faith, that the Indemnifying Parties are not defending such Claim actively and in good faith, then such Beneficiary shall have the right at all times to take over and assume control over the defense, settlement and compromise of such Claim at the expense of the Indemnifying Parties; provided, however, that if such Beneficiary does so take over and assume control of the defense, settlement or compromise of such Claim, the Indemnifying Party may participate in, but not control, such defense with its own counsel and at its own expense.

          (ii) None of the Beneficiaries shall, without the prior written consent of the Indemnifying Parties effect any settlement, enter into any compromise or consent to the entry of any decree, order or judgment, with respect to any Claim in respect of which such Beneficiary is or could have been a party and indemnity could have been sought hereunder by such Beneficiary without the consent of the Indemnifying Parties (which consent shall not be unreasonably withheld or delayed).

     (c) Notwithstanding anything to the contrary set forth in this Section 9.15, each of Parent and Parent Trust shall have the right to assert as a defense to any of its obligations hereunder any defense or exercise of rights that would be available to it had it entered into the Obligations directly in the place of the Purchaser Parties.

     (d) All payments under the Guarantee or in respect of the Indemnity shall be made in the currency in which the Obligation is or was due and in immediately available funds.

     (e) If under any Law relating to liquidation, administration, insolvency or the protection of creditors, a person may claim that a payment under or in connection with this Section 9.15 is void or voidable and that claim is made and upheld, conceded or compromised, then the Beneficiaries are immediately entitled, as against Parent and Parent Trust, to the rights in connection with the Guarantee and the Indemnity to which they were entitled immediately before the payment in question and, upon request by a Beneficiary and to the extent permitted by applicable Law, each of Parent and Parent Trust agrees to take any action (including signing any document) reasonably required to restore to such Beneficiary the full benefit of the Guarantee and the Indemnity as held by it immediately before that payment.

     (f) Neither Parent nor Parent Trust shall exercise any rights which it may acquire by way of subrogation under the Guarantee or the Indemnity, by any performance or payment made hereunder or otherwise until all Obligations have been performed or indefeasibly paid in full in cash, as the case may be. If any amount shall be paid to Parent or Parent Trust on account of such subrogation rights at any time when all the Obligations have not been performed or indefeasibly paid in full in cash, as the case may be, such amount shall be held in trust for the benefit of the Beneficiaries and shall forthwith be paid to the Beneficiaries to be credited and applied to the Obligations, whether matured or unmatured, in accordance with the terms of this Agreement. In addition, (i) the obligations of Parent and Parent Trust under the Guarantee and the Indemnity shall not be subject to any setoff, counterclaim, deduction, abatement or deferment and (ii) the Obligations of Parent and Parent Trust under the Guarantee and the Indemnity shall not be affected in any manner by the failure of any Beneficiary to assert any claim or demand or to enforce any right or remedy under this Section 9.15, except to the extent that Parent or Parent Trust, as the case may be, has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure.

     (g) Each of Parent and Parent Trust acknowledges and agrees that the Beneficiaries are entitled to obtain recognition and enforcement in any Australian court of any judgment obtained in the United States giving effect to the Guarantee or the Indemnity. Each of Parent and Parent Trust unconditionally and irrevocably waives any right to assert, and covenants that it will not assert, in any such recognition and enforcement proceedings in an Australian court any defense to such recognition and enforcement, other than a defense which cannot be waived or excluded by law.

     (h) Any act or omission varying or replacing this Agreement (including
Article III or Section 9.15 of this Agreement), including any change or modification to the structure of the transactions contemplated hereby in accordance with Section 9.4, shall not affect or otherwise modify the obligations of Parent and Parent Trust made in favor of the Beneficiaries under the Guarantee and the Indemnity, or the rights of the Beneficiaries under the Guarantee and the Indemnity.

     SECTION 9.16. The Responsible Entity's Capacity and Limitation on Liability. Except with respect to the representations, warranties and covenants of the Responsible Entity contained in Section 4.3 and Section 6.15, which are made by the Responsible Entity in its personal capacity:

          (a) the Responsible Entity is entering into this Agreement as the trustee of Parent Trust and in no other capacity;

          (b) the parties other than the Responsible Entity acknowledge that the Trustee Obligations are incurred by the Responsible Entity solely in its capacity as (i) the trustee of Parent Trust, and that the Responsible Entity will cease to have any obligation under this Agreement if the Responsible Entity ceases for any reason to be trustee of Parent Trust and another trustee is appointed;

          (c) the Responsible Entity will not be liable to pay or satisfy any Trustee Obligations except out of the Assets against which it is entitled to be indemnified in respect of any liability incurred by it as trustee of the relevant trust;

          (d) the parties other than Responsible Entity may enforce their rights against the Responsible Entity arising from non-performance of the Trustee Obligations only to the extent of the Responsible Entity's right of indemnity out of the Assets of the relevant trust;

          (e) if any party other than the Responsible Entity does not recover all money owing to it arising from non-performance of the Trustee Obligations, it may not seek to recover the shortfall by: (i) bringing proceedings against the Responsible Entity in its personal capacity; or
     (ii) applying to have the Responsible Entity wound up or proving in the winding up of the Responsible Entity;

          (f) except in the case of and to the extent of fraud, negligence or breach of trust on the part of the Responsible Entity, the parties other than the Responsible Entity waive their rights and release the Responsible Entity from any personal liability whatsoever, in respect of any loss or damage:

             (i) which they may suffer as a result of any:

                (1) breach by the Responsible Entity of any of its Trustee Obligations; or

                (2) non-performance by the Responsible Entity of the Trustee Obligations; and

             (ii) which cannot be paid or satisfied out of the Assets of which the Responsible Entity is entitled to be indemnified in respect of any liability incurred by it as trustee of the relevant trust; and

          (g) the parties other than the Responsible Entity acknowledge that the whole of this Agreement is subject to this Section 9.16 and the Responsible Entity shall in no circumstances be required to satisfy any liability of the Responsible Entity arising under, or for non-performance or breach of any Trustee Obligations under or in respect of, this agreement or under or in respect of any other document to which it is expressed to be a party out of any funds, property or assets other than the Assets of the relevant trust provided that if the liability of the Responsible Entity is not fully satisfied out of the Assets of the relevant trust as referred to in this clause, the Responsible Entity will be liable to pay out of its own funds, property and assets the unsatisfied amount of that liability but only to the extent of the total amount, if any, by which the Assets of the relevant trust have been reduced by reason of fraud, negligence or breach of trust by the Responsible Entity in the performance of the Responsible Entity's duties as trustee of the relevant trust.

In this Section 9.16, "Trustee Obligations" means all obligations and liabilities of whatever kind undertaken or incurred by, or devolving upon, the Responsible Entity under or in respect of this Agreement; and "Assets" includes all assets, property and rights real and personal of any value whatsoever.

                            [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Agreement and Plan of Merger to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

                                          CENTRO WATT AMERICA III, L.P.

                                          By: CPT Manager Limited,
                                            its General Partner

EXECUTED by CPT MANAGER                     )
LIMITED in accordance with                  )
Section 127(1) of the                       )
Corporations Act 2001                       )
(Cwlth) by authority of its                 )
power of attorney:                          )
                                            )

                                            )      /s/ Andrew Scott

/s/ John Hutchinson                         )      Signature of power of attorney*

Signature of power of witness               )      *delete whichever is not applicable

                                            )

                                            )      /s/ Andrew Scott

/s/ John Hutchinson                         )      Name of power of attorney* (block letters)

Name of power of witness (block letters)           *delete whichever is not applicable

                                          CENTRO WATT AMERICA III OP, LLC

                                          By: /s/ Andrew Scott
                                            ------------------------------------
                                              Name: Andrew Scott
                                            Title:   Chief Executive Officer

                                          CWAR OP MERGER SUB, LLC

                                          By: /s/ Andrew Scott
                                            ------------------------------------
                                              Name: Andrew Scott
                                            Title:   Chief Executive Officer

                                          CWAR OP MERGER SUB II, LLC

                                          By: /s/ Andrew Scott
                                            ------------------------------------
                                              Name: Andrew Scott
                                            Title:   Chief Executive Officer

                                          CWAR OP MERGER SUB III TRUST

                                          By: /s/ Andrew Scott
                                            ------------------------------------
                                              Name: Andrew Scott
                                            Title:   Chief Executive Officer

                                          KRAMONT REALTY TRUST

                                          By: /s/ Louis P. Meshon, Sr.
                                            ------------------------------------
                                              Name: Louis P. Meshon, Sr.
                                            Title:   President and Chief
                                                     Executive Officer

                                          KRAMONT OPERATING PARTNERSHIP, L.P.

                                          BY: KRAMONT REALTY TRUST, GENERAL
                                              PARTNER

                                          By: /s/ Louis P. Meshon, Sr.
                                            ------------------------------------
                                              Name: Louis P. Meshon, Sr.
                                            Title:   President and Chief
                                                     Executive Officer

                                          MONTGOMERY CV REALTY L.P.

                                          BY: CV GP L.P., GENERAL PARTNER
                                            CV GP LLC, GENERAL PARTNER
                                            KRAMONT OPERATING PARTNERSHIP, L.P.,
                                            SOLE MEMBER
                                            KRAMONT REALTY TRUST, GENERAL
                                              PARTNER

                                          By: /s/ Louis P. Meshon, Sr.
                                            ------------------------------------
                                              Name: Louis P. Meshon, Sr.
                                            Title:   President and Chief
                                                     Executive Officer

EXECUTED by CPT MANAGER                   )
LIMITED in accordance with                )
Section 127(1) of the                     )
Corporations Act 2001                     )
(Cwlth) by authority of its               )
power of attorney:                        )
                                          )

                                          )     /s/ Andrew Scott
                                                ------------------------------------------------

/s/ John Hutchinson                       )     Signature of power of attorney*
----------------------------------------

Signature of power of witness             )     *delete whichever is not applicable

                                          )
                                          )     /s/ Andrew Scott
                                                ------------------------------------------------

/s/ John Hutchinson                       )     Name of power of attorney* (block letters)
  --------------------------------------

Name of power of witness (block letters)        *delete whichever is not applicable

EXECUTED by CENTRO                        )

PROPERTIES LIMITED in                     )

accordance with section                   )

127(1) of the Corporations                )

Act 2001 (Cwlth) by                       )

authority of its power of                 )

attorney:                                 )

                                          )     /s/ Andrew Scott
                                                ------------------------------------------------

                                          )     Signature of power of attorney*


/s/ John Hutchinson                       )     *delete whichever is not applicable
  --------------------------------------

Signature of power of witness             )

                                          )     /s/ Andrew Scott
                                                ------------------------------------------------

                                          )     Name of power of attorney* (block letters)

/s/ John Hutchinson                             *delete whichever is not applicable
  --------------------------------------

Name of power of witness (block letters)

Solely for purposes of consenting to the amendment and restatement of the Original Agreement, as required by Section 9.11 thereof, and not to be made a party to this Agreement:

                                          CENTRO WATT AMERICA REIT III LLC

                                          By: /s/ Andrew Scott
                                            ------------------------------------
                                              Name: Andrew Scott
                                            Title:  President

                                                                    APPENDIX B-1


(LEGG MASON
  LOGO)       INVESTMENT BANKING

              Legg Mason Wood Walker, Incorporated
              100 Light Street, 31st Floor, Baltimore, MD 21202
              410 -- 539 -- 0000 Fax: 410-454-5342

              Member New York Stock Exchange, Inc./Member SIPC

December 18, 2004

The Board of Trustees
Kramont Realty Trust
580 West Germantown Pike
Suite 200
Plymouth Meeting, PA 19462

Members of the Board of Trustees:

     Legg Mason Wood Walker, Incorporated ("Legg Mason" or "we") has been advised that, pursuant to an Agreement and Plan of Merger dated as of the date hereof by and among Kramont Realty Trust (the "Company"), Centro Properties Limited ("Centro") and certain of their affiliates (the "Merger Agreement"), the Company will be merged with and into an affiliate of Centro, an affiliate of Centro will be merged into Kramont Operating Partnership, L.P., an affiliate of Centro will be merged into Montgomery CV Realty L.P., each of the issued and outstanding Common Shares of beneficial interest of the Company (the "Common Shares") will be converted into the Consideration (as defined below), each of the issued and outstanding common units of limited partnership interest in Kramont Operating Partnership, L.P. not held by the Company or any of its subsidiaries will be converted into the Consideration (the "Kramont LP Units") and each of the issued and outstanding common units of limited partnership interest in Montgomery CV Realty L.P. not held by the Company or any of its subsidiaries will be converted into the Consideration (the "Montgomery LP Units" and together with the Common Shares and the Kramont LP Units, the "Securities"; such mergers are referred to herein as the "Transaction"). We understand that each of the Securities will be converted into $23.50 per Security in cash, subject to adjustment and on terms and conditions more fully set forth in the Merger Agreement (the "Consideration").

     You have requested Legg Mason's opinion, as investment bankers, as to the fairness, from a financial point of view, to the holders (other than the Company and its affiliates) of the Securities (the "Holders") of the Consideration to be received by the Holders in the Transaction.

     In connection with our opinion, we have, among other things:

     (i) reviewed and analyzed the audited consolidated financial statements of the Company contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and the unaudited consolidated financial statements of the Company contained in its Quarterly Reports on Form 10-Q for the quarters ended June 30, 2004 and September 30, 2004;

     (ii) reviewed and analyzed a draft copy of the Merger Agreement dated December 15, 2004 presented to the Board of Trustees of the Company (the "Draft Merger Agreement");

     (iii) reviewed and analyzed certain internal information, primarily financial in nature, concerning the business and operations of the Company prepared by the management of the Company;

     (iv) reviewed the reported stock prices and trading activity of the publicly-traded common stock of the Company;

                                            LEGG MASON WOOD WALKER, INCORPORATED

     (iv) reviewed and analyzed certain other publicly available information concerning the Company;

     (v) reviewed and analyzed certain publicly available financial and stock market data relating to selected public companies that we deemed relevant to our inquiry;

     (vi) held meetings and discussions with certain directors, officers and employees of the Company concerning the past and current operations, financial condition and prospects of the Company;

     (vii) reviewed the financial terms, to the extent publicly available, of certain corporate acquisition transactions that we deemed relevant to our inquiry; and

     (viii) conducted such other financial studies, analyses and investigations and considered such other information as we deemed necessary or appropriate for purposes of our opinion.

     In connection with our review, we relied, without independent verification, upon the accuracy and completeness of all financial and other information that was publicly available, supplied, or otherwise communicated to Legg Mason by or on behalf of the Company. We have further relied upon the assurances of the management of the Company that they are unaware of any facts that would make such information incomplete or misleading. Legg Mason assumed, with the consent of management of the Company, that any material liabilities (contingent or otherwise, known or unknown) of the Company are set forth in its financial statements.

     Legg Mason has not been requested to make, and has not made, an independent evaluation or appraisal of the assets, properties, facilities, or liabilities (contingent or otherwise) of the Company. Although the Company has provided Legg Mason with copies of appraisals of certain of the Company's properties prepared by a third party and Legg Mason has reviewed and considered such appraisals. Legg Mason has not independently verified or relied upon such appraisals in connection with its analyses or this opinion. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies and assets may actually be sold. Because such estimates are inherently subject to uncertainty, Legg Mason assumes no responsibility for their accuracy. Our opinion is necessarily based upon financial, economic, market and other conditions and circumstances existing and disclosed to us on the date hereof. It is understood that subsequent developments may affect the conclusions reached in this opinion, and that Legg Mason does not have any obligation to update, revise or reaffirm this opinion. Furthermore, Legg Mason has expressed no opinion as to the value of or the price or trading range at which the Securities will trade in the future. We have also assumed that the definitive Merger Agreement will not differ materially from the Draft Merger Agreement that we reviewed, that the Transaction, and any other transactions contemplated by the Merger Agreement, will be consummated on the terms and conditions described in the Draft Merger Agreement, without any waiver of material terms or conditions by the Company, Centro or any other party, and that obtaining any necessary regulatory approvals or satisfying any other conditions for consummation of the Transaction will not have an adverse effect on the Company.

     Legg Mason has relied upon the reasonableness and achievability of certain publicly available financial projections (and the assumptions and bases therein) concerning the Company. Such projections were based on numerous variables and assumptions that are inherently uncertain, including without limitation, factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in such projections. Legg Mason has relied upon these projections without independent verification or analysis and does not in any respect assume any responsibility for the accuracy or completeness thereof.

     In connection with our opinion, each of the Board of Trustees of the Company (the "Board") and the Company acknowledged and agreed that Legg Mason would make such assumptions and qualifications as it deemed necessary or appropriate under the circumstances. For example, in connection with our opinion, each of the Board and the Company permitted Legg Mason to: (a) disregard any material differences (including, without limitation, voting rights, restrictions on transferability and tax treatment) between or among the Kramont LP Units, the Montgomery LP Units and the Common Shares; (b) value any mortgages or similar

                                            LEGG MASON WOOD WALKER, INCORPORATED

assets, securities or properties of the Company at their face value less amortization without independent analyses or investigation by Legg Mason and without regard for any possible differences between the market and amortized face values thereof; and (c) either (x) assume that no dividends or distributions will be declared or paid on any of the Securities prior to closing of the Transaction (except for the January 2005 dividend or distribution referenced below) or (y) to the extent any such dividends or distributions are declared or paid with a resulting decrease in the amount of Consideration paid to the Holders of Securities in connection with the Transaction (except for the dividend or distribution that Legg Mason has been advised has been declared by the Board for distribution in January 2005 and for which Legg Mason has been advised that there will be no resulting adjustment to the Consideration paid to the Holders of the Securities in connection with the Transaction), Legg Mason will be permitted to assume the fairness of such dividend or distribution and to include the amount of such dividend(s) or distribution(s) as part of the Consideration received by the Holders of Securities in connection with the Transaction for purposes of our opinion.

     While Legg Mason has not performed investment banking services for the Company in the past, Legg Mason has been engaged to perform investment banking services for a third party for which an officer and/or director of the Company also serves as an officer and/or director.

     We have acted as financial advisor to the Board and will receive a fee for our services. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. It is understood that this letter is solely for the information of, and directed to, the Board in its evaluation of the Transaction and is not to be relied upon by any shareholder of the Company or any other person or entity. Our opinion does not constitute a recommendation to the Board as to how the Board should vote on the Transaction or to any shareholder of the Company as to how to vote at any shareholders' meeting at which the Transaction is considered. Additionally, our opinion does not compare the relative merits of the Transaction with any other alternative transaction or business strategy which may have been available to the Company and does not address the underlying business decision of the Board or the Company to proceed with or effect the Transaction. Legg Mason has not been involved in structuring or negotiating the Transaction or the Merger Agreement and we were not requested to explore alternatives to the Transaction or solicit the interest of any other parties in pursuing transactions with the Company. Our opinion does not address the fairness of the allocation of the Consideration among the Holders of different Securities, the fairness of any consideration received by the Company and its affiliates in connection with the Transaction, or the fairness of any consideration received by holders of any securities of the Company other than the Securities.

     This letter is not to be quoted or referred to, in whole or in part, in any registration statement, prospectus or proxy statement, or in any other document used in connection with the offering or sale of securities or to seek approval for the Transaction, nor shall this letter be used for any other purposes, without the prior written consent of Legg Mason.

     Based upon and subject to the foregoing, we are of the opinion that, as of the date hereof, the Consideration to be received by the Holders in the Transaction is fair to the Holders, from a financial point of view.

                                          Very truly yours,

                                          -s- Legg Mason Wood Walker

                                          Legg Mason Wood Walker, Incorporated

                                                                    APPENDIX B-2


(LEGG MASON
  LOGO)       INVESTMENT BANKING

              Legg Mason Wood Walker, Incorporated
              100 Light Street, 31st Floor, Baltimore, MD 21202
              410 - 539 - 0000 Fax: 410-454-5342

              Member New York Stock Exchange, Inc./Member SIPC

January 24, 2005

The Board of Trustees
Kramont Realty Trust
580 West Germantown Pike
Suite 200
Plymouth Meeting, PA 19462

Members of the Board of Trustees:

     Reference is made to that certain fairness opinion dated December 18, 2004 delivered by Legg Mason Wood Walker, Incorporated to the Board of Trustees of Kramont Realty Trust (the "Fairness Opinion"). All terms not herein defined shall have the respective meanings ascribed to such terms in the Fairness Opinion.

     The Board has advised Legg Mason that the parties to the Merger Agreement desire to amend and restate the Merger Agreement (the "Amended Merger Agreement") substantially in the form of the draft amended and restated merger agreement dated January 24, 2005 (the "Draft Amended Merger Agreement") provided to Legg Mason and, in connection therewith, the Board has requested Legg Mason to deliver this letter. Legg Mason has been further advised by the Board that, and nothing in Legg Mason's review of the Draft Amended Merger Agreement gives it reason to believe otherwise, the material terms of the Transaction as they relate to the Fairness Opinion, including without limitation the amount of Consideration to be paid to Holders of Securities in connection with the Transaction, have not changed in the Draft Amended Merger Agreement.

     Subject to the foregoing and (a) the terms, conditions, assumptions and qualifications set forth in the Fairness Opinion and (b) our assumption that the Amended Merger Agreement as executed by the parties will not differ materially from the Draft Amended Merger Agreement reviewed by Legg Mason, the Board may continue to rely upon the Fairness Opinion as of the date of this letter.

                                          Very truly yours,

                                          -s- Legg Mason Wood Walker

                                          Legg Mason Wood Walker, Incorporated

                              KRAMONT REALTY TRUST

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned shareholder of Kramont Realty Trust, a Maryland real estate investment trust (the "Company"), hereby appoints Louis P. Meshon, Sr. and Carl E. Kraus, and each of them, his or her true and lawful agents and proxies with full power of substitution to attend the Special Meeting of Shareholders of the Company to be held on Thursday, April 14, 2005 at The Rittenhouse Hotel, 210 West Rittenhouse Square, Philadelphia, PA 19103, at 10:00 a.m. local time and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled, as a holder of common shares of beneficial interest, par value $0.01 per share, of the Company and/or 9.75% Series B-1 cumulative convertible preferred shares of beneficial interest, par value $0.01 per share, of the Company, to cast at such meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby revokes any proxy previously given with respect to such meeting.

         The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement.

         THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR THE PROPOSAL TO ADOPT THE MERGER AGREEMENT AND APPROVE THE MERGER, IN THE DISCRETION OF THE PROXY HOLDERS ON ANY MOTION TO ADJOURN OR POSTPONE THE MEETING AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

(Continued and to be dated and signed on reverse side.)

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

1. A proposal to adopt the Amended and Restated Agreement and Plan of Merger, dated as of January 27, 2005, by and among Centro Watt America III, L.P., Centro Watt America III OP, LLC, CWAR OP Merger Sub, LLC, CWAR OP Merger Sub II, LLC, CWAR OP Merger Sub III Trust, Centro Properties Limited, CPT Manager Limited, in its capacity as the responsible entity of Centro Property Trust, both in that capacity and in its own right, and Kramont Realty Trust, Kramont Operating Partnership, L.P. and Montgomery CV Realty L.P. and approve the merger of Kramont Realty Trust with and into CWAR OP Merger Sub III Trust as provided therein.


         [ ] FOR                 [ ] AGAINST                     [ ] ABSTAIN

2. To vote, in their discretion, and otherwise represent the undersigned on any motion to adjourn or postpone the meeting.

         [ ] FOR                 [ ] AGAINST                     [ ] ABSTAIN

         The proxy holders are authorized to vote, in their discretion, and otherwise represent the undersigned on any other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

                           [ ] MARK HERE IF YOU PLAN TO ATTEND THE MEETING

                           [ ] CHANGE OF ADDRESS OR COMMENTS MARK HERE

                           Please sign exactly as name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer signing for a corporation or other entity, please give full title under signature.

                           DATED: __________________________________, 2005

                           -----------------------------------------------
                           Signature

                           -----------------------------------------------
                           Signature, if held jointly


                           Votes must be indicated (x) in blue or black ink. Sign, Date and Return the Proxy Card promptly using the enclosed envelope.